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UBS PACE(SM) Select Advisors Trust


Statement of Additional Information

This Statement of Additional Information ("SAI") is dated November 30, 2006.


51 West 52nd Street
New York, New York 10019-6114


The following funds are series of UBS PACE Select Advisors Trust ("Trust"), a professionally managed open-end investment company.


UBS PACE Money Market Investments
UBS PACE Government Securities Fixed Income Investments
UBS PACE Intermediate Fixed Income Investments
UBS PACE Strategic Fixed Income Investments
UBS PACE Municipal Fixed Income Investments
UBS PACE Global Fixed Income Investments
UBS PACE High Yield Investments
UBS PACE Large Co Value Equity Investments
UBS PACE Large Co Growth Equity Investments
UBS PACE Small/Medium Co Value Equity Investments
UBS PACE Small/Medium Co Growth Equity Investments
UBS PACE International Equity Investments
UBS PACE International Emerging Markets Equity Investments
UBS PACE Real Estate Securities Investments
UBS PACE Alternative Strategies Investments

UBS PACE Intermediate Fixed Income Investments, UBS PACE Global Fixed Income Investments, UBS PACE Real Estate Securities Investments and UBS PACE Alternative Strategies Investments are non-diversified series of the Trust. The other funds are diversified series.

UBS Global Asset Management (Americas) Inc. ("UBS Global AM") serves as the manager and administrator for each fund and also as the investment advisor for UBS PACE Money Market Investments. UBS Global AM selects and monitors unaffiliated investment advisors who provide advisory services for the other funds. UBS Global Asset Management (US) Inc. ("UBS Global AM (US)") serves as the Trust's principal underwriter and selects dealers for the sale of fund shares. UBS Global AM and UBS Global AM (US) are indirect wholly owned subsidiaries of UBS AG.

Portions of the funds' Annual Report to Shareholders are incorporated by reference into this SAI. The Annual Report accompanies this SAI. You may obtain additional copies of the funds' Annual Report without charge by calling toll-free 1-800-647 1568.


This SAI is not a prospectus and should be read only in conjunction with the funds' current Prospectus, dated November 30, 2006. Different classes of shares and/or funds are offered by separate Prospectuses. A copy of the relevant Prospectus may be obtained by calling your financial advisor or by calling toll-free 1-800-647 1568. The Prospectus also contains more complete information about the funds. You should read it carefully before investing.


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TABLE OF CONTENTS                                                           PAGE
The funds and their investment policies                                       3
The funds' investments, related risks and limitations                        17
Strategies using derivative instruments                                      50
Disclosure of portfolio holdings                                             63
Organization of the trust; trustees and officers; principal holders
   and management ownership of securities                                    68
Investment management, administration and principal underwriting
   arrangements                                                              86
Portfolio managers                                                          140
Portfolio transactions                                                      190
Reduced sales charges, additional purchase, exchange and redemption
   information and other services                                           198
Conversion of Class B shares                                                201
Valuation of shares                                                         201
Taxes                                                                       203
Other information                                                           211
Financial statements                                                        213
Appendix                                                                    A-1


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The funds and their investment policies


A fund's investment objective may not be changed without shareholder approval. Except where noted, the investment policies of each fund may be changed by the Trust's board of trustees ("board") without shareholder approval. As with other mutual funds, there is no assurance that a fund will achieve its investment objective.

As described further below, each non-money market fund (other than UBS PACE Alternative Strategies Investments) will invest at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in the type of investment suggested by its name.

The funds have not repeated the above noted parenthetical regarding borrowings each time a percentage test is recited below; however, the funds will interpret these name-related policies as if the following phrase appeared immediately after the words "net assets": "(plus the amount of any borrowing for investment purposes)." If subsequent to an investment, a fund's 80% policy is no longer met (e.g., a fund receives a very large influx of cash to invest from new shareholders), then, under normal circumstances, the fund's future investments will be made in a manner that will bring the fund's investments back in line with the 80% threshold.

UBS PACE MONEY MARKET INVESTMENTS has an investment objective of current income consistent with preservation of capital and liquidity. The fund invests in high quality money market instruments that have, or are deemed to have, remaining maturities of 13 months or less. Money market instruments include short-term debt obligations and similar securities. These instruments include (1) US and foreign government securities, (2) obligations of US and non-US banks, (3) commercial paper and other short-term obligations of US and foreign corporations, partnerships, trusts and similar entities, (4) repurchase agreements, and (5) investment company securities. Money market instruments also include longer term securities that have variable interest rates or other special features that give them the financial characteristics of short-term debt. The fund may purchase participation interests in any of the securities in which it is permitted to invest. Participation interests are pro rata interests in securities held by others. The fund maintains a dollar-weighted average portfolio maturity of 90 days or less.

UBS PACE Money Market Investments may invest in obligations (including certificates of deposit, bankers' acceptances, time deposits and similar obligations) of US and non-US banks only if the institution has total assets at the time of purchase in excess of $1.5 billion. The fund's investments in non-negotiable time deposits of these institutions will be considered illiquid if they have maturities greater than seven calendar days.

UBS PACE Money Market Investments may purchase only those obligations that UBS Global AM determines, pursuant to procedures adopted by the board, present minimal credit risks and are "First Tier Securities" as defined in Rule 2a-7 under the Investment Company Act of 1940, as amended ("Investment Company Act"). First Tier Securities include US government securities and securities of other registered investment companies that are money market funds. Other First Tier Securities are either (1) rated in the highest short-term rating category by at least two nationally recognized statistical rating organizations ("rating agencies"), (2) rated in the highest short-term rating category by a single rating agency if only that rating agency has assigned the obligation a short-term rating, (3) issued by an issuer that has received such a short-term rating with respect to a security that is comparable in priority and security,
(4) subject to a guarantee rated in the highest short-term rating category or issued by a guarantor that has received the highest short-term rating for a comparable debt obligation or


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(5) unrated, but determined by UBS Global AM to be of comparable quality. If a security in the fund's portfolio ceases to be a First Tier Security (as defined above) or UBS Global AM becomes aware that a security has received a rating below the second highest rating by any rating agency, UBS Global AM and, in certain cases, the board, will consider whether the fund should continue to hold the obligation. A First Tier Security rated in the highest short-term category at the time of purchase that subsequently receives a rating below the highest rating category from a different rating agency may continue to be considered a First Tier Security.

UBS PACE Money Market Investments may purchase variable and floating rate securities with remaining maturities in excess of 397 calendar days issued by US government agencies or instrumentalities or guaranteed by the US government. In addition, the fund may purchase variable and floating rate securities of other issuers. The yields on these securities are adjusted in relation to changes in specific rates, such as the prime rate, and different securities may have different adjustment rates. Certain of these obligations carry a demand feature that gives the fund the right to tender them back to a specified party, usually the issuer or a remarketing agent, prior to maturity. The fund's investment in these securities must comply with conditions established by the Securities and Exchange Commission ("SEC") under which they may be considered to have remaining maturities of 397 calendar days or less. The fund will purchase variable and floating rate securities of non-US government issuers that have remaining maturities of more than 397 calendar days only if the securities are subject to a demand feature exercisable within 397 calendar days or less. See "The funds' investments, related risks and limitations--Credit and liquidity enhancements."

Generally, UBS PACE Money Market Investments may exercise demand features (1) upon a default under the terms of the underlying security, (2) to maintain its portfolio in accordance with its investment objective and policies or applicable legal or regulatory requirements or (3) as needed to provide liquidity to the fund in order to meet redemption requests. The ability of a bank or other financial institutional to fulfill its obligations under a letter of credit, guarantee or other liquidity arrangement might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors. The interest rate on floating rate or variable rate securities ordinarily is readjusted on the basis of the prime rate of the bank that originated the financing or some other index or published rate, such as the 90-day US Treasury bill rate, or is otherwise reset to reflect market rates of interest. Generally, these interest rate adjustments cause the market value of floating rate and variable rate securities to fluctuate less than the market value of fixed rate securities.

Variable rate securities include variable amount master demand notes, which are unsecured redeemable obligations that permit investment of varying amounts at fluctuating interest rates under a direct agreement between UBS PACE Money Market Investments and an issuer. The principal amount of these notes may be increased from time to time by the parties (subject to specified maximums) or decreased by the fund or the issuer. These notes are payable on demand (subject to any applicable advance notice provisions) and may or may not be rated.

UBS PACE Money Market Investments generally may invest no more than 5% of its total assets in the securities of a single issuer (other than US government securities), except that the fund may invest up to 25% of its total assets in First Tier Securities (defined above) of a single issuer for a period of up to three business days. The fund may purchase only US dollar denominated obligations of foreign issuers.

UBS PACE Money Market Investments may invest up to 10% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total


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assets. The fund may borrow money from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. See "The funds' investments, related risks and limitations--Investment limitations of the fund" for more information regarding borrowings.

UBS PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS has an investment objective of current income. Pacific Investment Management Company LLC ("PIMCO") serves as the fund's investment advisor. The fund invests in US government bonds and other bonds of varying maturities but normally maintains a dollar-weighted average portfolio duration of between one and seven years. Under normal circumstances, the fund invests at least 80% of its net assets in government fixed income securities. Government fixed income securities include US government bonds, including those backed by mortgages, and related repurchase agreements. The fund may invest up to 20% of its net assets in corporate bonds, including mortgage- and asset-backed securities of private issuers. These investments are limited to bonds that are rated at least A by Standard & Poor's, a division of the McGraw-Hill Companies, Inc. ("S&P"), or Moody's Investors Service, Inc. ("Moody's), except that the fund may not acquire a bond if, as a result, more than 20% of its net assets would be invested in bonds rated below AAA or if more than 10% of its net assets would be invested in bonds rated A. The fund may invest in bonds that are assigned comparable ratings by another rating agency and unrated bonds that its investment advisor determines are of comparable quality to rated securities in which the fund may invest.

UBS PACE Government Securities Fixed Income Investments may invest in certain zero coupon securities that are US Treasury notes and bonds that have been stripped of their unmatured interest coupon receipts. The SEC staff currently takes the position that "stripped" US government securities that are not issued through the US Treasury are not US government securities. As long as the SEC staff takes this position, the fund will not consider these stripped US government securities to be US government securities for purposes of its 80% investment requirement. The fund may not invest more than 5% of its net assets in any combination of interest-only, principal-only and inverse floating rate securities, including those that are not mortgage- or asset-backed securities. The fund may invest up to 5% of its net assets in municipal bonds that are rated at least A by Moody's or S&P (or are unrated but deemed to be of comparable quality).

UBS PACE Government Securities Fixed Income Investments may invest up to 15% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may engage in dollar rolls and reverse repurchase agreements involving up to an aggregate of not more than 5% of its total assets for investment purposes to enhance its return. These transactions are considered borrowings. The fund may also borrow money from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. See "The funds' investments, related risks and limitations--Investment limitations of the fund" for more information regarding borrowings. The fund may invest in loan participations and assignments. These investments are generally subject to the fund's overall limitation on investments in illiquid securities. The fund may invest in the securities of other investment companies and may sell short "against the box."

UBS PACE INTERMEDIATE FIXED INCOME INVESTMENTS has an investment objective of current income, consistent with reasonable stability of principal. BlackRock Financial Management, Inc. ("BlackRock") serves as the fund's investment advisor. The fund invests in bonds of varying maturities but normally maintains a dollar-weighted average portfolio duration of between two and four and one-half years.


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Under normal circumstances, the fund invests at least 80% of its net assets in fixed income securities. Such investments may include US government and foreign government bonds (including bonds issued by supranational and quasi-governmental entities and mortgage-backed securities) and corporate bonds (including mortgage- and asset-backed securities of private issuers, Eurodollar certificates of deposit, Eurodollar bonds and Yankee bonds). The fund limits its investments to securities which are investment grade at the time of purchase. The fund may invest up to 10% of its total assets in securities denominated in foreign currencies of developed countries. The fund's investments may include certain zero coupon securities that are US Treasury notes and bonds that have been stripped of their unmatured interest coupon receipts. The fund may not invest more than 5% of its net assets in any combination of interest-only, principal-only and inverse floating rate securities, including those that are not mortgage- or asset-backed securities.

UBS PACE Intermediate Fixed Income Investments may invest up to 15% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow money from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. See "The funds' investments, related risks and limitations--Investment limitations of the fund" for more information regarding borrowings. The fund may invest in the securities of other investment companies and may sell short "against the box."

UBS PACE STRATEGIC FIXED INCOME INVESTMENTS has an investment objective of total return consisting of income and capital appreciation. Pacific Investment Management Company LLC ("PIMCO") serves as the fund's investment advisor. The fund invests in bonds of varying maturities but normally maintains a dollar-weighted average portfolio duration of between three and eight years. Under normal circumstances, the fund invests at least 80% of its net assets in fixed income securities. Such investments may include US government bonds, bonds that are backed by mortgages and other assets, bonds (including convertible bonds) of US and non-US private issuers, foreign government bonds (including bonds issued by supranational and quasi-governmental entities), foreign currency exchange-related securities, loan participations and assignments and money market instruments (including commercial paper and certificates of deposit). The fund may not invest more than 5% of its net assets in any combination of interest-only, principal-only and inverse floating rate securities, including those that are not mortgage- or asset-backed securities.

UBS PACE Strategic Fixed Income Investments also may invest up to 20% of its total assets in securities, including convertible securities, that are not investment grade but are rated at least B by S&P or Moody's, assigned a comparable rating by another rating agency or, if unrated, determined by its investment advisor to be of comparable quality. The fund may invest up to 20% of its total assets in a combination of Yankee bonds, Eurodollar bonds and bonds denominated in foreign currencies, except that not more than 10% of the fund's total assets may be invested in bonds denominated in foreign currencies. The fund's investments may include Brady Bonds. The fund's investments also may include certain zero coupon securities that are US Treasury notes and bonds that have been stripped of their unmatured interest coupon receipts, other debt securities sold with a discount and payment-in-kind securities. The fund may invest up to 5% of its net assets in municipal bonds that are rated at least Baa by Moody's or BBB by S&P (or are unrated but deemed to be of comparable quality).

UBS PACE Strategic Fixed Income Investments may invest up to 15% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may


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lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may engage in dollar rolls and reverse repurchase agreements involving up to an aggregate of not more than 5% of its total assets for investment purposes to enhance the fund's return. These transactions are considered borrowings. The fund may also borrow money from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. See "The funds' investments, related risks and limitations--Investment limitations of the fund" for more information regarding borrowings. The fund may invest in loan participations and assignments. These investments are generally subject to the fund's overall limitation on investments in illiquid securities. The fund may invest in the securities of other investment companies and may sell short "against the box."

UBS PACE MUNICIPAL FIXED INCOME INVESTMENTS has an investment objective of high current income exempt from regular federal income taxes. Standish Mellon Asset Management Company, LLC ("Standish Mellon") serves as the fund's investment advisor. Under normal circumstances, the fund invests at least 80% of its net assets in municipal fixed income investments, the income from which is exempt from regular federal income taxes. The 80% policy adopted by the fund is a "fundamental" investment policy, and the fund may not deviate from this 80% policy without shareholder approval.

The fund invests in bonds of varying maturities but normally maintains a dollar-weighted average portfolio duration of between three and seven years. The fund invests in municipal bonds rated at the time of purchase at least A, MIG-2 or Prime-2 by Moody's or A, SP-2 or A-2 by S&P or, if unrated, determined to be of comparable quality by its investment advisor, except that the fund may invest up to 15% of its total assets in municipal bonds that at the time of purchase are rated Baa by Moody's, BBB by S&P or, if unrated, are determined to be of comparable quality by its investment advisor. The fund also may invest without limit in private activity bonds and other municipal bonds that pay interest that is an item of tax preference (sometimes referred to as a "tax preference item") for purposes of the federal alternative minimum tax ("AMT"), although the fund will endeavor to manage its portfolio so that no more than 25% of its interest income will be a tax preference item.

UBS PACE Municipal Fixed Income Investments may not invest more than 25% of its total assets in municipal obligations whose issuers are located in the same state. The fund also may not invest more than 25% of its total assets in municipal obligations that are secured by revenues from a particular industry, except that it may invest up to 50% of its total assets in municipal bonds that are secured by revenues from public housing authorities and state and local housing finance authorities, including bonds backed by the US Treasury or other US government-guaranteed securities. The fund may invest without limit in private activity bonds, including private activity bonds that are collateralized by letters of credit issued by banks having stockholders' equity in excess of $100 million as of the date of their most recently published statement of financial condition. The fund may not invest more than 5% of its net assets in municipal leases, except that it may invest without limitation in 1) pre-refunded municipal leases that are collateralized by US government securities, and 2) insured municipal leases that are 100% guaranteed for timely interest and principal payment by a municipal bond insurer that is rated AAA by S&P, Aaa by Moody's, or assigned a comparable rating by another rating agency (or are unrated but deemed to be of comparable quality).

UBS PACE Municipal Fixed Income Investments may invest up to 15% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow money from banks and through reverse repurchase agreements


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for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. See "The funds' investments, related risks and limitations--Investment limitations of the fund" for more information regarding borrowings. Under normal circumstances, the fund may invest only up to 20% of its net assets in certain taxable securities to maintain liquidity. The fund may invest in the securities of other investment companies.

UBS PACE GLOBAL FIXED INCOME INVESTMENTS has an investment objective of high total return. Rogge Global Partners plc and Fischer Francis Trees & Watts, Inc. and its affiliates ("FFTW") serve as the fund's investment advisors. UBS Global AM allocates the fund's assets between the two investment advisors. The fund invests primarily in high-grade bonds, denominated in non-US currencies or US dollars, of governmental and private issuers in developed countries. The fund's investments may include mortgage- and asset-backed securities. The fund invests in bonds of varying maturities but normally maintains a dollar-weighted average portfolio duration of between four and eight years. Under normal circumstances, the fund invests at least 80% of its net assets in fixed income securities. Such investments may include US government bonds, non-US government bonds (including bonds issued by supranational organizations and quasi-governmental entities) and bonds of US or non-US private issuers. The fund normally invests in a minimum of four countries, one of which may be the United States. As of July 31, 2006, the fund was invested in over twenty separate countries. While the Fund may invest in US fixed income securities, it expects to invest mainly in non-US fixed income securities under normal circumstances. Debt securities are considered high grade if they are rated A or better by S&P or Moody's or another rating agency or, if unrated, determined by the fund's investment advisor to be of comparable quality.

UBS PACE Global Fixed Income Investments may invest up to 20% of its total assets in bonds that are rated below A by Moody's or S&P (or are unrated but deemed to be of comparable quality), provided that (1) with respect to bonds of issuers of developed countries, the bonds must be rated at least Baa by Moody's or BBB by S&P (or, if unrated, determined to be of comparable quality); and (2) with respect to bonds of issuers of emerging market countries, both (a) the bonds must be rated at least Ba by Moody's or BB by S&P (or, if unrated, determined to be of comparable quality) and (b) no more than 10% of the fund's total assets may be invested in emerging market bonds. The fund considers "emerging market countries" to be those countries not included in the Morgan Stanley Capital International World Index of major world economies. The fund's investments may include Brady Bonds. The fund's investments also may include certain zero coupon securities that are U.S. Treasury notes and bonds that have been stripped of their unmatured interest coupon receipts.

UBS PACE Global Fixed Income Investments may invest up to 15% of its net assets in illiquid securities. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow money from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. See "The funds' investments, related risks and limitations--Investment limitations of the fund" for more information regarding borrowings. The fund may invest in structured foreign investments and loan participations and assignments. These investments are generally subject to the fund's overall limitation on investments in illiquid securities, and in no event may the fund's investments in loan participations and assignments exceed 10% of its total assets. The fund may invest in the securities of other investment companies and may sell short "against the box."

UBS PACE HIGH YIELD INVESTMENTS has an investment objective of total return. MacKay Shields LLC ("MacKay Shields") is the fund's investment advisor. The fund invests primarily in a professionally


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managed, diversified portfolio of below investment grade fixed income securities. Under normal circumstances, the fund invests at least 80% of its net assets in high yield fixed income securities that are rated below investment grade or considered to be of comparable quality (commonly referred to as "junk bonds"). Such investments will include fixed income securities that are (i) rated below investment grade (lower than a Baa rating by Moody's Investors Service, Inc. ("Moody's") or lower than a BBB rating by Standard and Poor's, a division of The McGraw Hill Companies Inc. ("S & P"); (ii) comparably rated by another nationally recognized statistical rating organization (collectively, with Moody's and S&P, "Rating Agencies")); or (iii) unrated, but deemed by the fund's portfolio managers to be of comparable quality to fixed income securities rated below Baa, BBB or a comparable rating by a Rating Agency.

UBS PACE High Yield Investments may invest up to 15% of its net assets in illiquid securities, including securities that, at the time of purchase, are in default or whose issuers are the subject of bankruptcy proceedings. Investment in these securities is highly speculative and involves significant risk. The fund may purchase these securities if the fund's investment advisor believes that these securities have a potential for capital appreciation.

The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may engage in dollar rolls and reverse repurchase agreements involving up to an aggregate of not more than 5% of its total assets for investment purposes to enhance its return. The fund may also borrow money from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. See "The funds' investments, related risks and limitations--Investment limitations of the fund" for more information regarding borrowings. The fund may invest in loan participations and assignments. These investments are generally subject to the fund's overall limitation on investments in illiquid securities. The fund may invest in the securities of other investment companies and may sell short. The fund's investments may include Brady Bonds.

The fund may invest up to 20% of its net assets in investment grade securities of private or government issuers, equity securities of lower-rated or comparable issuers (issuers whose debt securities are lower-rated or who the fund's investment advisor determines to be of comparable quality), money market instruments and municipal obligations. The fund may invest all or a portion of its total assets in securities of foreign issuers, including issuers in emerging market countries.

The fund may implement various temporary or defensive strategies at times when its investment advisor determines that conditions in the markets make pursuing the fund's basic investment strategy inconsistent with the best interests of its shareholders. When unusual market or economic conditions occur, the fund may, for temporary defensive or liquidity purposes, invest up to 100% of its total assets in securities issued or guaranteed by the US government or its agencies or instrumentalities, certificates of deposit, bankers' acceptances or other bank obligations, commercial paper, or other income securities deemed by UBS Global AM to be consistent with a defensive posture, or it may hold cash.


UBS PACE LARGE CO VALUE EQUITY INVESTMENTS has an investment objective of capital appreciation and dividend income. Institutional Capital Corporation ("ICAP"), Westwood Management Corp. ("Westwood") and SSgA Funds Management, Inc. ("SSgA FM") serve as the fund's investment advisors. UBS Global AM allocates the fund's assets among the three investment advisors. The fund invests primarily in equity securities of US companies that are believed to be undervalued. The fund's investments may include both large and medium capitalization companies. Under normal circumstances, the fund invests at least 80% of its net assets in equity securities issued by large capitalization



                                                                               9

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companies. Large capitalization companies means companies with a total market capitalization of $6.0 billion or greater at the time of purchase. The term "market capitalization" means the market value of a company's outstanding common stock.


ICAP and Westwood each use active stock selection strategies to invest its segment of the fund's assets. In managing its share of the fund's assets, SSgA FM seeks to outperform the Russell 1000 Value Index (before fees and expenses). SSgA FM uses several quantitative measures based on valuation, sentiment and quality to identify investment opportunities within a large cap value universe and combines factors to produce an overall rank. Comprehensive research is utilized to seek the optimal weighting of these perspectives to arrive at strategies that vary by industry. SSgA FM ranks all companies within the investable universe initially from top to bottom based on their relative attractiveness. SSgA FM constructs the fund's portfolio by selecting the highest-ranked stocks from the universe and managing deviations from the benchmark to seek to maximize the risk/reward trade-off. The resulting portfolio has characteristics similar to the Russell 1000 Value Index.


UBS PACE Large Co Value Equity Investments may invest up to 10% of its total assets in convertible bonds that are not investment grade, but these securities must be rated at least BB by S&P, Ba by Moody's or, if unrated, determined to be of comparable quality by its investment advisor. Subject to its 80% investment requirement, the fund may invest in a broad range of equity securities of US issuers that are traded on major stock exchanges or in the over-the-counter market. The fund may invest up to 10% of its total assets in non-US securities. Such securities may trade either within or outside the United States. "Non-US securities" generally means securities which are issued by a company that is organized under the laws of a country other than the United States where the principal trading market for the issuer's securities is in a country other than the United States. The fund also may invest in US government bonds and investment grade corporate bonds.

UBS PACE Large Co Value Equity Investments may invest up to 15% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow money from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. See "The funds' investments, related risks and limitations--Investment limitations of the fund" for more information regarding borrowings. The fund may invest in the securities of other investment companies and may sell short "against the box."


UBS PACE LARGE CO GROWTH EQUITY INVESTMENTS has an investment objective of capital appreciation. GE Asset Management Incorporated ("GEAM"), Marsico Capital Management, LLC ("MCM") and SSgA Funds Management, Inc. ("SSgA FM") serve as the fund's investment advisors. UBS Global AM allocates the fund's assets among the three investment advisors. The fund invests primarily in equity securities that are believed to have substantial potential for capital growth. Dividend income is an incidental consideration in the investment advisors' selection of investments for the fund. Under normal circumstances, the fund invests at least 80% of its net assets in equity securities issued by large capitalization companies. Large capitalization companies means companies with a total market capitalization of $6.0 billion or greater at the time of purchase. The term "market capitalization" means the market value of a company's outstanding common stock.

GEAM and MCM each use active stock selection strategies to invest its share of the fund's assets. In managing its segment of the fund's assets, SSgA FM seeks to outperform the Russell 1000 Growth Index


10

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(before fees and expenses). SSgA FM uses several quantitative measures based on valuation, sentiment and quality to identify investment opportunities within a large cap growth universe and combines factors to produce an overall rank. Comprehensive research is utilized to seek the optimal weighting of these perspectives to arrive at strategies that vary by industry. SSgA FM ranks all companies within the investable universe initially from top to bottom based on their relative attractiveness. SSgA FM constructs the fund's portfolio by selecting the highest-ranked stocks from the universe and manages deviations from the benchmark to seek to maximize the risk/reward trade-off. The resulting portfolio has characteristics similar to the Russell 1000 Growth Index.


Subject to its 80% investment requirement, UBS PACE Large Co Growth Equity Investments may invest in a broad range of equity securities of US issuers. The fund may invest up to 10% of its total assets in non-US securities. Such securities may trade either within or outside the United States. "Non-US securities" generally means securities which are issued by a company that is organized under the laws of a country other than the United States where the principal trading market for the issuer's securities is in a country other than the United States. The fund also may invest in US government bonds and investment grade corporate bonds.

UBS PACE Large Co Growth Equity Investments may invest up to 15% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow money from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. See "The funds' investments, related risks and limitations--Investment limitations of the fund" for more information regarding borrowings. The fund may invest in the securities of other investment companies and may sell short "against the box."


UBS PACE SMALL/MEDIUM CO VALUE EQUITY INVESTMENTS has an investment objective of capital appreciation. Ariel Capital Management, LLC ("Ariel"), Metropolitan West Capital Management, LLC ("MetWest Capital") and Opus Capital Management ("Opus") serve as the fund's investment advisors. UBS Global AM allocates the fund's assets among the three investment advisors. The fund invests primarily in equity securities of companies that are believed to be undervalued or overlooked in the marketplace. Under normal circumstances, the fund invests at least 80% of its net assets in equity securities issued by small/medium capitalization companies. Small/medium capitalization companies means companies with a total market capitalization of less than $6.0 billion at the time of purchase. The term "market capitalization" means the market value of a company's outstanding common stock. The fund invests in equity securities that generally have price-to-earnings ("P/E") ratios that are below the market average. The fund invests in the equity securities of companies only if they have common stock that is traded on a major stock exchange or in the over-the-counter market. Under normal circumstances, the fund may invest only up to 20% of its net assets in US government bonds and investment grade corporate bonds.


UBS PACE Small/Medium Co Value Equity Investments may invest up to 15% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may invest up to 10% of its assets in non-US securities. Such securities may trade either within or outside the United States. "Non-US securities" generally means securities which are issued by a company that is organized under the laws of a country other than the United States where the principal trading market for the issuer's securities is in a country other than the United States. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total


                                                                              11

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assets. The fund may borrow money from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. See "The funds' investments, related risks and limitations--Investment limitations of the fund" for more information regarding borrowings. The fund may invest in the securities of other investment companies and may sell short "against the box."


UBS PACE SMALL/MEDIUM CO GROWTH EQUITY INVESTMENTS has an investment objective of capital appreciation. Delaware Management Company (a series of Delaware Management Business Trust), ForstmannLeff LLC ("ForstmannLeff") and Riverbridge Partners, LLC ("Riverbridge") serve as the fund's investment advisors. UBS Global AM allocates the fund's assets among the three investment advisors. The fund invests primarily in the stocks of companies that are characterized by above-average earnings growth rates. Under normal circumstances, the fund invests at least 80% of its net assets in equity securities issued by small/medium capitalization companies. Small/medium capitalization companies means companies with a total market capitalization of less than $6.0 billion at the time of purchase. The term "market capitalization" means the market value of a company's outstanding common stock. Dividend income is an incidental consideration in the investment advisor's selection of investments for the fund.


Under normal circumstances, the fund may invest only up to 20% of its net assets in US government bonds and investment grade corporate bonds. The fund may invest up to 10% of its total assets in non-US securities. Such securities may trade either within or outside the United States. "Non-US securities" generally means securities which are issued by a company that is organized under the laws of a country other than the United States where the principal trading market for the issuer's securities is in a country other than the United States.

UBS PACE Small/Medium Co Growth Equity Investments may invest up to 15% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow money from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. See "The funds' investments, related risks and limitations--Investment limitations of the fund" for more information regarding borrowings. The fund may invest in the securities of other investment companies and may sell short "against the box."

UBS PACE INTERNATIONAL EQUITY INVESTMENTS has an investment objective of capital appreciation. Mondrian Investment Partners Limited ("Mondrian"), J.P. Morgan Investment Management Inc. ("J.P. Morgan") and Martin Currie Inc. ("Martin Currie") serve as the fund's investment advisors. UBS Global AM allocates the fund's assets among the three investment advisors. The fund invests primarily in equity securities of companies domiciled outside the United States, and a large part of its investments is usually denominated in foreign currencies. Under normal circumstances, the fund invests at least 80% of its net assets in equity securities. Such investments may include common stocks, which may or may not pay dividends, and securities convertible into common stocks, of companies domiciled outside the United States. "Domiciled," for these purposes, means companies (1) that are organized under the laws of a country other than the United States, (2) for which the principal securities trading market is in a country other than the United States or (3) that derive a significant proportion (at least 50%) of their revenues or profits from goods produced or sold, investments made or services performed in the respective country or that have at least 50% of their assets situated in such a country.


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UBS PACE International Equity Investments normally invests in the securities of issuers from three or more countries outside the United States and, under normal market conditions, its investments involve securities principally traded in at least 10 different countries. The fund's investment advisors give particular consideration to investments that are principally traded in Japanese, European, Pacific and Australian securities markets and to securities of foreign companies that are traded on US securities markets. The fund may also invest in the securities of companies in emerging markets, including Asia, Latin America and other regions where the markets may not yet fully reflect the potential of the developing economies. The fund considers "emerging market countries" to be those countries not included in the Morgan Stanley Capital International World Index of major world economies. The fund invests only in those markets where the investment advisor considers there to be an acceptable framework of market regulation and sufficient liquidity. The fund may also invest in non-investment grade convertible securities. These non-investment grade convertible securities may not be rated lower than B by S&P or Moody's or, if unrated, determined by the fund's investment advisor to be of comparable quality. The fund's investments in emerging market securities and non-investment grade convertible securities, in the aggregate, may not exceed 10% of its total assets at the time of purchase. Under normal circumstances, the fund may invest up to 20% of its net assets in US government bonds and investment grade bonds of US and non-US issuers.

UBS PACE International Equity Investments may invest up to 15% of its net assets in illiquid securities. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow money from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. See "The funds' investments, related risks and limitations--Investment limitations of the fund" for more information regarding borrowings. The fund may invest in structured foreign investments. The fund may invest in the securities of other investment companies, including closed-end funds that invest in foreign markets, and may sell short "against the box."


UBS PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS has an investment objective of capital appreciation. Mondrian Investment Partners Limited ("Mondrian") and Gartmore Global Partners ("GGP") serve as the fund's investment advisors. UBS Global AM allocates the fund's assets between the two investment advisors. Under normal circumstances, the fund invests at least 80% of its net assets in equity securities that are tied economically to emerging market countries. Such investments may include equity securities issued by companies domiciled in emerging market countries. "Domiciled," for these purposes, means companies (1) that are organized under the laws of an emerging market country,
(2) for which the principal securities trading market is in an emerging market country, (3) that derive a significant proportion (at least 50%) of their revenues or profits from goods produced or sold, investments made or services performed in the respective country, or (4) that have at least 50% of their assets situated in such a country. The fund considers "emerging market countries" to be those countries not included in the Morgan Stanley Capital International World Index of major world economies. Mondrian and/or GGP may at times determine, based on its own analysis, that an economy included in the MSCI World Index should nonetheless be considered an emerging market country, in which case, that country would constitute an emerging market country for purposes of the fund's investments. The fund normally invests in the securities of issuers from three or more emerging market countries. As of July 31, 2006, the fund was invested in over twenty separate countries.


Under normal circumstances, the fund may invest up to 20% of its net assets in bonds, including US government bonds, foreign government bonds and bonds of private US and non-US issuers, including convertible bonds. The fund's investments may include Brady Bonds. The fund's investments in bonds of


                                                                              13

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private issuers are rated at the time of purchase at least A by S&P or Moody's or, if unrated, determined by the investment advisor to be of comparable quality, except that up to 10% of the fund's total assets may be invested in lower quality bonds, including convertible bonds. These lower quality bonds must, at the time of purchase, be rated at least C by S&P or determined by the investment advisor to be of comparable quality.

UBS PACE International Emerging Markets Equity Investments may invest up to 15% of its net assets in illiquid securities. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow money from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. See "The funds' investments, related risks and limitations--Investment limitations of the fund" for more information regarding borrowings. The fund may invest in structured foreign investments and loan participations and assignments. These investments are generally subject to the fund's overall limitation on investments in illiquid securities, and in no event may the fund's investments in loan participations and assignments exceed 10% of its total assets. The fund may invest in the securities of other investment companies, including closed-end funds that invest in foreign markets, and may sell short "against the box."

UBS PACE REAL ESTATE SECURITIES INVESTMENTS has an investment objective of total return. Goldman Sachs Asset Management, L.P. ("GSAM") is the fund's investment advisor. The fund invests primarily in real estate investment trusts ("REITs") and other real-estate related securities. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in securities of companies in the real estate industry. Such securities may include common shares, preferred shares and units of beneficial interest in real estate companies (inclusive of REITs). The fund will consider real estate securities to be those securities issued by companies principally engaged in the real estate industry, defined to mean securities of those companies which (i) derive at least 50% of their revenues from the ownership, operation, development, construction, financing, management or sale of commercial, industrial or residential real estate, or (ii) invest at least 50% of their assets in such real estate.


The fund may invest in the securities of issuers located in a number of different countries throughout the world, but expects that at least initially most assets will be invested in the United States with up to approximately 20% invested outside the United States during the fund's first several months of operations. In the future, GSAM may increase the fund's allocation to securities domiciled outside the United States so that they might comprise a much larger percentage of the fund. The amount invested outside the United States may vary, and at any given time, the fund might or might not have a significant exposure to non-US securities depending upon GSAM's investment decisions. "Non-US securities" in this context generally means securities which are issued by a company that is organized under the laws of a country other than the United States where the principal trading market for the issuer's securities is in a country other than the United States.


The fund's other investments may include the following equity and fixed income securities and other instruments: non-investment grade bonds, government securities, asset-backed and mortgage-backed securities, credit and liquidity enhancements, original issue discount bonds (including zero coupon securities), payment-in-kind bonds, convertible bonds, warrants, auction rate and remarketed preferred stock, foreign and emerging market equity and debt securities (including Russian securities), foreign sovereign debt and structured foreign investments, currency-linked investments, repurchase agreements, reverse repurchase agreements and dollar rolls.

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UBS PACE Real Estate Securities Investments may invest up to 15% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may also borrow money from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. See "The Funds' investments, related risks and limitations--Investment limitations of the fund" for more information regarding borrowings. The fund may invest in the securities of other investment companies and may sell short.

The fund may implement various temporary or defensive strategies at times when its investment advisor determines that conditions in the markets make pursuing the fund's basic investment strategy inconsistent with the best interests of its shareholders. When unusual market or economic conditions occur, the fund may, for temporary defensive purposes, invest up to 100% of its total assets, or for liquidity purposes, invest up to 20% of its net assets, in investment grade fixed income securities (including short-term US government securities, investment grade debt-instruments, money market instruments, including negotiable certificates of deposit, non-negotiable fixed time deposits, bankers' acceptances, commercial paper and floating rate notes), preferred stocks and repurchase agreements. Under normal circumstances, the fund may also hold significant amounts of its assets in cash.

UBS PACE ALTERNATIVE STRATEGIES INVESTMENTS has an investment objective of long-term capital appreciation. Analytic Investors, Inc. ("Analytic Investors") and Wellington Management Company, LLP ("Wellington Management") serve as the fund's investment advisors. UBS Global AM allocates the fund's assets between the two investment advisors who will utilize investment strategies designed to achieve capital appreciation. Such investment strategies are designed to have low correlation to traditional equity and fixed income asset classes. Subject to board approval, UBS Global AM may in the future allocate assets to additional investment advisors to employ additional strategies at any time. Such additional strategies may include fixed income arbitrage, convertible arbitrage and market neutral strategies.

UBS PACE Alternative Strategies Investments has a broad investment mandate that permits the fund to invest in a wide range of equity, fixed income and derivative securities in order to pursue its investment objective. The fund invests in securities of US and non-US companies of various market capitalizations.


Analytic Investors primarily employs a long/short global equity strategy that may also employ the use of derivatives, such as swaps, futures, non-deliverable forwards ("NDFs"), and forward contracts, as well as an index option strategy, pursuant to which the fund would write index call options. In addition, Analytic Investors may employ a global tactical asset allocation strategy, comprised of investments in the currency markets, and a market allocation component that uses long and short equity positions, and fixed income index futures, and/or swaps or other derivatives to express its market views.

Wellington Management will pursue a diversified total return strategy. Wellington Management will pursue this strategy by combining diverse sources of return from across the global capital markets, including, but not limited to, equity, fixed income, currency, commodity, cash and asset allocation strategies.


In pursuing this strategy, Wellington Management may buy and sell, directly or indirectly, listed or unlisted equity and fixed income securities issued by entities around the world, as well as derivative instruments. These equity securities may include, but are not limited to, common stock, convertible securities, REITs, ADRs and other depository securities. Fixed income securities may include, but are not limited to, government, agency, supranational, mortgage-backed, corporate, asset-backed, cash


                                                                              15

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equivalents and other fixed income securities. These debt obligations may be denominated in US dollars or other currencies, and may include non-investment grade and emerging market debt issues.

Wellington Management also may buy or sell exchange traded funds, equity-index, interest rate, credit, fixed income index futures, options, options on futures, forward contracts, structured notes, swaps, swap options, over-the-counter and other derivatives related to countries, industries, broad-market indices, or similar groups of securities.

The fund also may buy and sell derivatives related to individual commodities or groups of commodities, and to individual currencies or groups of currencies.

The fund also may buy and sell instruments associated with other asset classes. Specific components of the strategy are expected to change over time.

Under normal circumstances, the fund may invest in a number of different countries throughout the world, including the United States. The fund may invest all or a portion of its total assets in non-US securities. "Non-US securities" generally means securities that are issued by a company that is organized under the laws of a country other than the United States where the principal trading market for the issuer's securities is in a country other than the United States. Such securities may trade either within or outside the United States. The fund may also invest in the securities of companies in emerging markets, including Russia, Asia, Latin America, and other regions where the markets may not yet fully reflect the potential of the developing economies. The fund considers emerging market countries to be those countries that are not included in the Morgan Stanley Capital International World Index of major world economies.

UBS PACE Alternative Strategies Investments may invest in fixed income securities including high yield bonds, US government bonds, investment grade corporate bonds and sovereign debt of non-US governmental agencies (including emerging market debt). The fund's investments may also include certain zero coupon securities that are US Treasury notes and bonds that have been stripped of their unmatured interest coupon receipts. The fund may invest up to 15% of its net assets in illiquid securities, including securities that, at the time of purchase, are in default or whose issuers are the subject of bankruptcy proceedings. Investment in these securities is highly speculative and involves significant risk. The fund may purchase these securities if the fund's investment advisor believes that these securities have a potential for capital appreciation.

The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may also borrow money from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. See "The funds' investments, related risks and limitations--Investment limitations of the fund" for more information regarding borrowings. The fund may invest in the securities of other investment companies and may sell short "against the box."

The fund may implement various temporary or defensive strategies at times when its investment advisor determines that conditions in the markets make pursuing the fund's basic investment strategy inconsistent with the best interests of its shareholders. When unusual market or economic conditions occur, the fund may, for temporary defensive or liquidity purposes, invest up to 100% of its total assets in securities issued or guaranteed by the US government or its agencies or instrumentalities, certificates of deposit, bankers' acceptances or other bank obligations, commercial paper, or other income securities deemed by UBS Global AM to be consistent with a defensive posture, or it may hold cash.


16

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The funds' investments, related risks and limitations


The following supplements the information contained in the Prospectus and above concerning the funds' investments, related risks and limitations. Except as otherwise indicated in the Prospectus or SAI, the funds have established no policy limitations on their ability to use the investments or techniques discussed in these documents.

EQUITY SECURITIES. Equity securities include common stocks, most preferred stocks and securities that are convertible into them, including common stock purchase warrants and rights, equity interests in trusts, partnerships, joint ventures or similar enterprises and depositary receipts. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.

Preferred stock has certain fixed income features, like a bond, but it is actually an equity security that is senior to a company's common stock. Convertible bonds may include debentures and notes that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Some preferred stock also may be converted into or exchanged for common stock. Depositary receipts typically are issued by banks or trust companies and evidence ownership of underlying equity securities.

While past performance does not guarantee future results, common stocks historically have provided the greatest long-term growth potential in a company. However, their prices generally fluctuate more than other securities and reflect changes in a company's financial condition and in overall market and economic conditions. Common stocks generally represent the riskiest investment in a company. It is possible that a fund may experience a substantial or complete loss on an individual equity investment. While this is possible with bonds, it is less likely.

BONDS. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Mortgage- and asset-backed securities are types of bonds, and certain types of income-producing, non-convertible preferred stocks may be treated as bonds for investment purposes. Bonds generally are used by corporations, governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Many preferred stocks and some bonds are "perpetual" in that they have no maturity date.

Bonds are subject to interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise and that, as a result, bond prices will fall, lowering the value of a fund's investments in bonds. In general, bonds having longer durations are more sensitive to interest rate changes than are bonds with shorter durations. Credit risk is the risk that an issuer may be unable or unwilling to pay interest and/or principal on the bond. Credit risk can be affected by many factors, including adverse changes in the issuer's own financial condition or in economic conditions.

Opinions relating to the validity of municipal bonds and to the exemption of interest thereon from federal income tax and (when available) from treatment as a tax preference item are rendered by bond counsel to the respective issuing authorities at the time of issuance. None of the funds, their investment advisor(s) nor UBS Global AM reviews the proceedings relating to the issuance of municipal bonds or the basis for such opinions. An issuer's obligations under its municipal bonds are subject to the bankruptcy, insolvency and other laws affecting the rights and remedies of creditors (such as the federal bankruptcy laws) and federal, state and local laws that may be enacted that adversely affect the tax-exempt status of interest on the municipal bonds held by the fund or the exempt-interest dividends received by its shareholders, extend the time for payment of principal or interest, or both, or impose other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of principal of and interest on their municipal bonds may be materially and adversely affected.

CREDIT RATINGS; NON-INVESTMENT GRADE BONDS. Moody's, S&P and other rating agencies are private services that provide ratings of the credit quality of bonds, including municipal bonds, and certain other securities. A description of the ratings assigned to corporate bonds by Moody's and S&P is included in the Appendix to this SAI. The process by which Moody's and S&P determine ratings for mortgage-backed securities includes consideration of the likelihood of the receipt by security holders of all distributions, the nature of the underlying assets, the credit quality of the guarantor, if any, and the structural, legal and tax aspects associated with these securities. Not even the highest such rating represents an assessment of the likelihood that principal prepayments will be made by obligors on the underlying assets or the degree to which such prepayments may differ from that originally anticipated, nor do such ratings address the possibility that investors may suffer a lower than anticipated yield or that investors in such securities may fail to recoup fully their initial investment due to prepayments.

Credit ratings attempt to evaluate the safety of principal and interest payments, but they do not evaluate the volatility of a bond's value or its liquidity and do not guarantee the performance of the issuer. Rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates. There is a risk that rating agencies may downgrade a bond's rating. Subsequent to a bond's purchase by a fund, it may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the fund. The funds may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, bonds with the same maturity, interest rate and rating may have different market prices.

In addition to ratings assigned to individual bond issues, the applicable investment advisor will analyze interest rate trends and developments that may affect individual issuers, including factors such as liquidity, profitability and asset quality. The yields on bonds are dependent on a variety of factors, including general money market conditions, general conditions in the bond market, the financial condition of the issuer, the size of the offering, the maturity of the obligation and its rating. There is a wide variation in the quality of bonds, both within a particular classification and between classifications. An issuer's obligations under its bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of bond holders or other creditors of an issuer; litigation or other conditions may also adversely affect the power or ability of issuers to meet their obligations for the payment of interest and principal on their bonds.

Investment grade bonds are rated in one of the four highest rating categories by Moody's or S&P, comparably rated by another rating agency or, if unrated, determined by the applicable investment advisor to be of comparable quality. Moody's considers bonds rated Baa (its lowest investment grade rating) to have speculative characteristics. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt securities. Bonds rated D by S&P are in payment default or such rating is assigned upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. Bonds rated C by Moody's are in the lowest rated class and can be regarded as having extremely poor prospects of attaining any real investment standing. References to


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rated bonds in the Prospectus or this SAI include bonds that are not rated by a rating agency but that the applicable investment advisor determines to be of comparable quality.

Non-investment grade bonds (commonly known as "junk bonds" and sometimes referred to as "high yield, high risk bonds") are rated Ba or lower by Moody's, BB or lower by S&P, comparably rated by another rating agency or, if unrated, determined by a fund's investment advisor to be of comparable quality. A fund's investments in non-investment grade bonds entail greater risk than its investments in higher rated bonds. Non-investment grade bonds are considered predominantly speculative with respect to the issuer's ability to pay interest and repay principal and may involve significant risk exposure to adverse conditions. Non-investment grade bonds generally offer a higher current yield than that available for investment grade issues; however, they involve greater risks, in that they are especially sensitive to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by such issuers is significantly greater because such securities frequently are unsecured by collateral and will not receive payment until more senior claims are paid in full.

The market for non-investment grade bonds, especially those of non-US issuers, has expanded rapidly in recent years. These securities will be susceptible to greater risk when economic growth slows or reverses and when inflation increases or deflation occurs. In the past, many lower rated bonds experienced substantial price declines reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower rated bonds rose dramatically. However, those higher yields did not reflect the value of the income stream that holders of such securities expected. Rather, they reflected the risk that holders of such securities could lose a substantial portion of their value due to financial restructurings or defaults by the issuers. There can be no assurance that those declines will not recur.

The market for non-investment grade bonds generally is thinner and less active than that for higher quality securities, which may limit a fund's ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of non-investment grade bonds, especially in a thinly traded market.

US GOVERNMENT SECURITIES. US government securities include direct obligations of the US Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the US government, its agencies or its instrumentalities. US government securities include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises. Other US government securities may be backed by the full faith and credit of the US government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

US government securities also include separately traded principal and interest components of securities issued or guaranteed by the US Treasury, which are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the US Treasury.


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Treasury inflation-indexed securities ("TIIS") are Treasury bonds on which the principal value is adjusted daily in accordance with changes in the Consumer Price Index. Interest on TIIS is payable semi-annually on the adjusted principal value. The principal value of TIIS would decline during periods of deflation, but the principal amount payable at maturity would not be less than the original par amount. If inflation is lower than expected while a fund holds TIIS, the fund may earn less on the TIIS than it would on conventional Treasury bonds. Any increase in the principal value of TIIS is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time. See "Taxes--Other information" below.

ASSET-BACKED SECURITIES. Asset-backed securities have structural characteristics similar to mortgage-backed securities, as discussed in more detail below. However, the underlying assets are not first lien mortgage loans or interests therein but include assets such as motor vehicle installment sales contracts, other installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present. See "The funds' investments, related risks and limitations--Credit and liquidity enhancements."

MORTGAGE-BACKED SECURITIES. Mortgage-backed securities represent direct or indirect interests in pools of underlying mortgage loans that are secured by real property. US government mortgage-backed securities are issued or guaranteed as to the payment of principal and interest (but not as to market value) by Ginnie Mae (also known as the Government National Mortgage Association), Fannie Mae (also known as the Federal National Mortgage Association), Freddie Mac (also known as the Federal Home Loan Mortgage Corporation) or other government sponsored enterprises. Other domestic mortgage-backed securities are sponsored or issued by private entities, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purposes entities (collectively, "Private Mortgage Lenders"). Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the US government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement. Foreign mortgage-backed securities may be issued by mortgage banks and other private or governmental entities outside the United States and are supported by interests in foreign real estate.

Mortgage-backed securities that are issued or guaranteed by the US Government, its agencies or instrumentalities are not subject to the funds' industry concentration restrictions, by virtue of the exclusion from that test available to all US Government securities. In the case of privately issued mortgage-related securities, the funds take the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries.

Mortgage-backed securities may be composed of one or more classes and may be structured either as pass-through securities or collateralized debt obligations. Multiple-class mortgage-backed securities are referred to herein as "CMOs." Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class. CMOs involve special risk and evaluating them requires special knowledge.


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A major difference between mortgage-backed securities and traditional bonds is that interest and principal payments are made more frequently (usually monthly) and that principal may be repaid at any time because the underlying mortgage loans may be prepaid at any time. When interest rates go down and homeowners refinance their mortgages, mortgage-backed securities may be paid off more quickly than investors expect. When interest rates rise, mortgage-backed securities may be paid off more slowly than originally expected. Changes in the rate or "speed" of these prepayments can cause the value of mortgage-backed securities to fluctuate rapidly.

Mortgage-backed securities also may decrease in value as a result of increases in interest rates and, because of prepayments, may benefit less than other bonds from declining interest rates. Reinvestments of prepayments may occur at lower interest rates than the original investment, thus adversely affecting a fund's yield. Actual prepayment experience may cause the yield of a mortgage-backed security to differ from what was assumed when the fund purchased the security. Prepayments at a slower rate than expected may lengthen the effective life of a mortgage-backed security. The value of securities with longer effective lives generally fluctuates more widely in response to changes in interest rates than the value of securities with shorter effective lives.

CMO classes may be specially structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. These changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

Certain classes of CMOs and other mortgage-backed securities are structured in a manner that makes them extremely sensitive to changes in prepayment rates. Interest-only ("IO") and principal-only ("PO") classes are examples of this. IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of its initial investment, even if the security is government issued or guaranteed or is rated AAA or the equivalent. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. Some IOs and POs, as well as other CMO classes, are structured to have special protections against the effects of prepayments. These structural protections, however, normally are effective only within certain ranges of prepayment rates and thus will not protect investors in all circumstances. Inverse floating rate CMO classes also may be extremely volatile. These classes pay interest at a rate that decreases when a specified index of market rates increases and vice versa.

The market for privately issued mortgage-backed securities is smaller and less liquid than the market for US government mortgage-backed securities. Foreign mortgage-backed securities markets are substantially smaller than US markets but have been established in several countries, including Germany, Denmark, Sweden, Canada and Australia, and may be developed elsewhere. Foreign mortgage-backed securities generally are structured differently than domestic mortgage-backed securities, but they normally present substantially similar investment risks as well as the other risks normally associated with foreign securities.


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During 1994, the value and liquidity of many mortgage-backed securities declined sharply due primarily to increases in interest rates. There can be no assurance that such declines will not recur. The market value of certain mortgage-backed securities, including IO and PO classes of mortgage-backed securities, can be extremely volatile, and these securities may become illiquid. A fund's investment advisor seeks to manage its investments in mortgage-backed securities so that the volatility of its portfolio, taken as a whole, is consistent with its investment objective. Management of portfolio duration is an important part of this. However, computing the duration of mortgage-backed securities is complex. See, "The funds' investments, related risks and limitations--Duration." If a fund's investment advisor does not compute the duration of mortgage-backed securities correctly, the value of its portfolio may be either more or less sensitive to changes in market interest rates than intended. In addition, if market interest rates or other factors that affect the volatility of securities held by a fund change in ways that its investment advisor does not anticipate, the fund's ability to meet its investment objective may be reduced.

More information concerning these mortgage-backed securities and the related risks of investments therein is set forth below. New types of mortgage-backed securities are developed and marketed from time to time and, consistent with its investment limitations, a fund expects to invest in those new types of mortgage-backed securities that its investment advisor believes may assist it in achieving its investment objective. Similarly, a fund may invest in mortgage-backed securities issued by new or existing governmental or private issuers other than those identified herein.

GINNIE MAE CERTIFICATES--Ginnie Mae guarantees certain mortgage pass-through certificates ("Ginnie Mae certificates") that are issued by Private Mortgage Lenders and that represent ownership interests in individual pools of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. Timely payment of interest and principal is backed by the full faith and credit of the US government. Each mortgagor's monthly payments to his lending institution on his residential mortgage are "passed through" to certificateholders such as the funds. Mortgage pools consist of whole mortgage loans or participations in loans. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. Lending institutions that originate mortgages for the pools are subject to certain standards, including credit and other underwriting criteria for individual mortgages included in the pools.

FANNIE MAE CERTIFICATES--Fannie Mae facilitates a national secondary market in residential mortgage loans insured or guaranteed by US government agencies and in privately insured or uninsured residential mortgage loans (sometimes referred to as "conventional mortgage loans" or "conventional loans") through its mortgage purchase and mortgage-backed securities sales activities. Fannie Mae issues guaranteed mortgage pass-through certificates ("Fannie Mae certificates"), which represent pro rata shares of all interest and principal payments made and owed on the underlying pools. Fannie Mae guarantees timely payment of interest and principal on Fannie Mae certificates. The Fannie Mae guarantee is not backed by the full faith and credit of the US government.

FREDDIE MAC CERTIFICATES--Freddie Mac also facilitates a national secondary market for conventional residential and US government-insured mortgage loans through its mortgage purchase and mortgage-backed securities sales activities. Freddie Mac issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). Each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. Freddie Mac generally guarantees timely monthly payment of interest on PCs and the ultimate payment of principal, but it also has a PC program under which it guarantees timely payment of both principal and interest. GMCs also represent a pro rata interest in a pool of mortgages. These instruments,


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however, pay interest semi-annually and return principal once a year in guaranteed minimum payments. The Freddie Mac guarantee is not backed by the full faith and credit of the US government.

PRIVATE MORTGAGE-BACKED SECURITIES--Mortgage-backed securities issued by Private Mortgage Lenders are structured similarly to CMOs issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac. Such mortgage-backed securities may be supported by pools of US government or agency insured or guaranteed mortgage loans or by other mortgage-backed securities issued by a government agency or instrumentality, but they generally are supported by pools of conventional (I.E., non-government guaranteed or insured) mortgage loans. Since such mortgage-backed securities normally are not guaranteed by an entity having the credit standing of Ginnie Mae, Fannie Mae and Freddie Mac, they normally are structured with one or more types of credit enhancement. See "The funds' investments, related risks and limitations--Mortgage-backed securities--TYPES OF CREDIT ENHANCEMENT." These credit enhancements do not protect investors from changes in market value.

COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTI-CLASS MORTGAGE PASS-THROUGHS--CMOs are debt obligations that are collateralized by mortgage loans or mortgage pass-through securities (collectively, "Mortgage Assets"). CMOs may be issued by Private Mortgage Lenders or by government entities such as Fannie Mae or Freddie Mac. Multi-class mortgage pass-through securities are interests in trusts that are comprised of Mortgage Assets and that have multiple classes similar to those in CMOs. Unless the context indicates otherwise, references herein to CMOs include multi-class mortgage pass-through securities. Payments of principal of, and interest on, the Mortgage Assets (and in the case of CMOs, any reinvestment income thereon) provide the funds to pay the debt service on the CMOs or to make scheduled distributions on the multi-class mortgage pass-through securities.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMO, also referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrued on all classes of a CMO (other than any principal-only or "PO" class) on a monthly, quarterly or semi-annual basis. The principal and interest on the Mortgage Assets may be allocated among the several classes of a CMO in many ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates so that no payment of principal will be made on any class of the CMO until all other classes having an earlier stated maturity or final distribution date have been paid in full. In some CMO structures, all or a portion of the interest attributable to one or more of the CMO classes may be added to the principal amounts attributable to such classes, rather than passed through to certificateholders on a current basis, until other classes of the CMO are paid in full.

Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

Some CMO classes are structured to pay interest at rates that are adjusted in accordance with a formula, such as a multiple or fraction of the change in a specified interest rate index, so as to pay at a rate that will be attractive in certain interest rate environments but not in others. For example, an inverse floating rate CMO class pays interest at a rate that increases as a specified interest rate index decreases but decreases as that index increases. For other CMO classes, the yield may move in the same direction as market interest rates--I.E., the yield may increase as rates increase and decrease as rates


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decrease--but may do so more rapidly or to a greater degree. The market value of such securities generally is more volatile than that of a fixed rate obligation. Such interest rate formulas may be combined with other CMO characteristics. For example, a CMO class may be an inverse IO class, on which the holders are entitled to receive no payments of principal and are entitled to receive interest at a rate that will vary inversely with a specified index or a multiple thereof.

TYPES OF CREDIT ENHANCEMENT--To lessen the effect of failures by obligors on Mortgage Assets to make payments, mortgage-backed securities may contain elements of credit enhancement. Such credit enhancement falls into two categories: (1) liquidity protection and (2) loss protection. Loss protection relates to losses resulting after default by an obligor on the underlying assets and collection of all amounts recoverable directly from the obligor and through liquidation of the collateral. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets (usually the bank, savings association or mortgage banker that transferred the underlying loans to the issuer of the security), to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Loss protection ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor, from third parties, through various means of structuring the transaction or through a combination of such approaches. A fund will not pay any additional fees for such credit enhancement, although the existence of credit enhancement may increase the price of a security. Credit enhancements do not provide protection against changes in the market value of the security. Examples of credit enhancement arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "spread accounts" or "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed that required to make payment of the securities and pay any servicing or other fees). The degree of credit enhancement provided for each issue generally is based on historical information regarding the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in such a security.

SPECIAL CHARACTERISTICS OF MORTGAGE- AND ASSET-BACKED SECURITIES--The yield characteristics of mortgage- and asset-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Similar factors apply to prepayments on asset-backed securities, but the receivables underlying asset-backed securities generally are of a shorter maturity and thus are less likely to experience substantial prepayments. Such securities, however, often provide that for a specified time period the issuers will replace receivables in the pool that are repaid with comparable obligations. If the issuer is unable to do so, repayment of principal on the asset-backed securities may commence at an earlier date. Mortgage- and asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.


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The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificateholders and to any guarantor, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice was to assume that prepayments on pools of fixed rate 30-year mortgages would result in a 12-year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of declining interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at lower interest rates than the original investment, thus adversely affecting a fund's yield.

ADJUSTABLE RATE MORTGAGE AND FLOATING RATE MORTGAGE-BACKED SECURITIES--Adjustable rate mortgage ("ARM") securities are mortgage-backed securities (sometimes referred to as "ARMs") that represent a right to receive interest payments at a rate that is adjusted to reflect the interest earned on a pool of mortgage loans bearing variable or adjustable rates of interest. Floating rate mortgage-backed securities are classes of mortgage-backed securities that have been structured to represent the right to receive interest payments at rates that fluctuate in accordance with an index but that generally are supported by pools comprised of fixed-rate mortgage loans. Because the interest rates on ARM and floating rate mortgage-backed securities are reset in response to changes in a specified market index, the values of such securities tend to be less sensitive to interest rate fluctuations than the values of fixed-rate securities. As a result, during periods of rising interest rates, ARMs generally do not decrease in value as much as fixed rate securities. Conversely, during periods of declining rates, ARMs generally do not increase in value as much as fixed rate securities. ARMs represent a right to receive interest payments at a rate that is adjusted to reflect the interest earned on a pool of ARM loans. These mortgage loans generally specify that the borrower's mortgage interest rate may not be adjusted above a specified lifetime maximum rate or, in some cases, below a minimum lifetime rate. In addition, certain ARM loans specify limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. These mortgage loans also may limit changes in the maximum amount by which the borrower's monthly payment may adjust for any single adjustment period. If a monthly payment is not sufficient to pay the interest accruing on the ARM, any such excess interest is added to the mortgage loan ("negative amortization"), which is repaid through future payments. If the monthly payment exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment that would have been necessary to amortize the outstanding principal balance over


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the remaining term of the loan, the excess reduces the principal balance of the
ARM loan. Borrowers under these mortgage loans experiencing negative amortization may take longer to build up their equity in the underlying property and may be more likely to default.

ARM loans also may be subject to a greater rate of prepayments in a declining interest rate environment. For example, during a period of declining interest rates, prepayments on these mortgage loans could increase because the availability of fixed mortgage loans at competitive interest rates may encourage mortgagors to "lock-in" at a lower interest rate. Conversely, during a period of rising interest rates, prepayments on ARM loans might decrease. The rate of prepayments with respect to ARM loans has fluctuated in recent years.

The rates of interest payable on certain ARM loans, and therefore on certain ARM securities, are based on indices, such as the one-year constant maturity Treasury rate, that reflect changes in market interest rates. Others are based on indices, such as the 11th District Federal Home Loan Bank Cost of Funds Index, that tend to lag behind changes in market interest rates. The values of ARM securities supported by ARM loans that adjust based on lagging indices tend to be somewhat more sensitive to interest rate fluctuations than those reflecting current interest rate levels, although the values of such ARM securities still tend to be less sensitive to interest rate fluctuations than fixed-rate securities.

Floating rate mortgage-backed securities are classes of mortgage-backed securities that have been structured to represent the right to receive interest payments at rates that fluctuate in accordance with an index but that generally are supported by pools comprised of fixed-rate mortgage loans. As with ARM securities, interest rate adjustments on floating rate mortgage-backed securities may be based on indices that lag behind market interest rates. Interest rates on floating rate mortgage-backed securities generally are adjusted monthly. Floating rate mortgage-backed securities are subject to lifetime interest rate caps, but they generally are not subject to limitations on monthly or other periodic changes in interest rates or monthly payments.

CREDIT AND LIQUIDITY ENHANCEMENTS. A fund may invest in securities that have credit or liquidity enhancements or may purchase these types of enhancements in the secondary market. Such enhancements may be structured as demand features that permit the fund to sell the instrument at designated times and prices. These credit and liquidity enhancements may be backed by letters of credit or other instruments provided by banks or other financial institutions whose credit standing affects the credit quality of the underlying obligation. Changes in the credit quality of these financial institutions could cause losses to a fund and affect its share price. The credit and liquidity enhancements may have conditions that limit the ability of a fund to use them when the fund wishes to do so.

AUCTION RATE AND REMARKETED PREFERRED STOCK. UBS PACE Money Market Investments may purchase certain types of auction rate preferred stock ("ARPS") and/or remarketed preferred stock ("RPS") subject to a demand feature. These purchases may include ARPS and RPS issued by closed-end investment companies. ARPS or RPS may be deemed to meet the maturity and quality requirements of money market funds if they are structured to comply with conditions established by the SEC. ARPS and RPS subject to a demand feature, despite their status as equity securities, are economically similar to variable rate debt securities subject to a demand feature. Both ARPS and RPS allow the holder to sell the stock at a liquidation preference value at specified periods, provided that the auction or remarketing is successful. If the auction or remarketing fails, then the holder of certain types of ARPS and RPS may exercise a demand feature and has the right to sell the ARPS or RPS to a third party guarantor or counterparty at a price that can reasonably be expected to approximate its amortized cost. The ability of a bank or other financial institution providing the demand feature to fulfill its obligations might be


26

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affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors.

The fund's investments in ARPS and RPS issued by closed-end funds also are subject to limitations that generally prohibit a fund from investing more than 10% of its assets in securities of other investment companies. See "The funds' investments, related risks and limitations--Investments in other investment companies."

INVESTING IN NON-US SECURITIES. Investing in non-US securities may involve more risks than investing in US securities. Investments in non-US securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which US and non-US issuers and markets are subject. These risks may include expropriation, confiscatory taxation, withholding taxes on interest and/or dividends, limitations on the use of or transfer of fund assets and political or social instability or diplomatic developments. Moreover, individual non-US economies may differ favorably or unfavorably from the US economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. In those European countries that are using the Euro as a common currency unit, individual national economies may be adversely affected by the inability of national governments to use monetary policy to address their own economic or political concerns.

Securities of non-US issuers may not be registered with the SEC, and the issuers thereof may not be subject to its reporting requirements. Accordingly, there may be less publicly available information concerning non-US issuers of securities held by a fund than is available concerning US companies. Non-US companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to US companies.

Securities of many non-US companies may be less liquid and their prices more volatile than securities of comparable US companies. From time to time non-US securities may be difficult to liquidate rapidly without significantly depressing the price of such securities. Foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when some of a fund's assets are uninvested and no return is earned thereon. The inability of a fund to make intended security purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to the fund due to subsequent declines in the value of such portfolio security or, if the fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Non-US securities trading practices, including those involving securities settlement where fund assets may be released prior to receipt of payment, may expose a fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. Legal remedies for defaults and disputes may have to be pursued in non-US courts, whose procedures differ substantially from those of US courts.

The costs of investing outside the United States frequently are higher than those attributable to investing in the United States. This is particularly true with respect to emerging markets. For example, the cost of maintaining custody of non-US securities often exceeds custodian costs for domestic securities, and transaction and settlement costs of foreign investing frequently are higher than those attributable to domestic investing. Costs associated with the exchange of currencies also make non-US investing more expensive than domestic investing.


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A fund may invest in non-US securities by purchasing depositary receipts, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), or other securities convertible into securities of issuers based in non-US countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities. They generally are in registered form, are denominated in US dollars and are designed for use in the US securities markets. EDRs are European receipts evidencing a similar arrangement, may be denominated in other currencies and are designed for use in European securities markets. GDRs are similar to EDRs and are designed for use in several international financial markets. For purposes of each fund's investment policies, depositary receipts generally are deemed to have the same classification as the underlying securities they represent. Thus, a depositary receipt representing ownership of common stock will be treated as common stock.

ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the non-US issuer assumes the obligation to pay some or all of the depositary's transaction fees, whereas under an unsponsored arrangement, the non-US issuer assumes no obligations, and the depositary's transaction fees are paid directly by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR.

Eurodollar bonds and Yankee bonds are types of US dollar denominated non-US securities. Eurodollar bonds are US dollar denominated bonds that are held outside the United States, primarily in Europe. Yankee bonds are US dollar denominated bonds of non-US issuers that are sold primarily in the United States.

The funds that invest outside the United States anticipate that their brokerage transactions involving non-US securities of companies headquartered in countries other than the United States will be conducted primarily on the principal exchanges of such countries. Although each fund will endeavor to achieve the best net results in effecting its portfolio transactions, transactions on non-US exchanges are usually subject to fixed commissions that are generally higher than negotiated commissions on US transactions. There is generally less government supervision and regulation of exchanges and brokers in non-US countries than in the United States.

Investment income and gains on certain non-US securities in which the funds may invest may be subject to non-US withholding or other taxes that could reduce the return on these securities. Tax conventions between the United States and certain non-US countries, however, may reduce or eliminate the amount of non-US taxes to which the funds would be subject. In addition, substantial limitations may exist in certain countries with respect to the funds' ability to repatriate investment capital or the proceeds of sales of securities.

The investments by UBS PACE Money Market Investments in US dollar denominated securities of non-US issuers may involve risks that are different from investments in US issuers. The fund's investment in non-US subsidiaries of non-US banks likewise involve risks that are similar to the risks of the fund's investments in the securities of non-US issuers. These risks may include future unfavorable political and economic developments, possible withholding taxes, seizure of non-US deposits, currency controls, interest limitations or other governmental restrictions that might affect the payment of principal or interest on the fund's investments. Additionally, there may be less publicly available information about non-US issuers because they may not be subject to the same regulatory requirements as domestic issuers.


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FOREIGN CURRENCY RISKS. Currency risk is the risk that changes in foreign exchange rates may reduce the US dollar value of a fund's foreign investments. If the value of a foreign currency rises against the value of the US dollar, the value of a fund's investments that are denominated in, or linked to, that currency will increase. Conversely, if the value of a foreign currency declines against the value of the US dollar, the value of those fund investments will decrease. These changes may have a significant impact on the value of fund shares. In some instances, a fund may use derivative strategies to hedge against changes in foreign currency value. (See "Strategies using derivative instruments," below.) However, opportunities to hedge against currency risk may not exist in certain markets, particularly with respect to emerging market currencies, and even when appropriate hedging opportunities are available, a fund may choose not to hedge against currency risk.

Generally, currency exchange rates are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries. In the case of those European countries that use the Euro as a common currency unit, the relative merits of investments in the common market in which they participate, rather than the merits of investments in the individual country, will be a determinant of currency exchange rates. Currency exchange rates also can be affected by the intervention of the US and foreign governments or central banks, the imposition of currency controls, speculation, devaluation or other political or economic developments inside and outside the United States.

Each fund values its assets daily in US dollars, and funds that hold foreign currencies do not intend to convert them to US dollars on a daily basis. These funds may convert foreign currency to US dollars from time to time. From time to time a fund's foreign currencies may be held as "foreign currency call accounts" at foreign branches of foreign or domestic banks. These accounts bear interest at negotiated rates and are payable upon relatively short demand periods. If a bank became insolvent, a fund could suffer a loss of some or all of the amounts deposited. A fund may convert foreign currency to US dollars from time to time.

The value of the assets of a fund as measured in US dollars may be affected favorably or unfavorably by fluctuations in currency rates and exchange control regulations. Further, a fund may incur costs in connection with conversions between various currencies. Currency exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should a fund desire immediately to resell that currency to the dealer. A fund may conduct its currency exchange transactions either on a spot (I.E., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies or through other transactions.

EMERGING MARKET INVESTMENTS. The special risks of investing in foreign securities are heightened in emerging markets. For example, many emerging market currencies have experienced significant devaluations relative to the US dollar in the past. Emerging market countries typically have economic and political systems that are less fully developed and can be expected to be less stable than those of developed countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of government expropriation or nationalization of private property. The possibility of low or nonexistent trading volume in the securities of companies in emerging markets also may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in more developed markets.

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INVESTMENT AND REPATRIATION RESTRICTIONS--Foreign investment in the securities markets of several emerging market countries is restricted or controlled to varying degrees. These restrictions may limit a fund's investment in these countries and may increase its expenses. For example, certain countries may require governmental approval prior to investments by foreign persons in a particular company or industry sector or limit investment by foreign persons to only a specific class of securities of a company, which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. In addition, the repatriation of both investment income and capital from some emerging market countries is subject to restrictions, such as the need for certain government consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of a fund's operations. These restrictions may in the future make it undesirable to invest in the countries to which they apply. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose restrictions on foreign capital remittances abroad. A fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments.

If, because of restrictions on repatriation or conversion, a fund were unable to distribute substantially all of its net investment income and capital gains within applicable time periods, the fund would be subject to federal income and/or excise taxes that would not otherwise be incurred and could cease to qualify for the favorable tax treatment afforded to regulated investment companies under the Internal Revenue Code. If it did cease to qualify for that treatment, it would become subject to federal income tax on all of its income and net gains. See "Taxes--Qualification as a Regulated Investment Company," below.

DIFFERENCES BETWEEN THE US AND EMERGING MARKET SECURITIES MARKETS--Most of the securities markets of emerging market countries have substantially less volume than the New York Stock Exchange ("NYSE"), and equity securities of most companies in emerging market countries are less liquid and more volatile than equity securities of US companies of comparable size. Some of the stock exchanges in emerging market countries are in the earliest stages of their development. As a result, security settlements may in some instances be subject to delays and related administrative uncertainties. Many companies traded on securities markets in emerging market countries are smaller, newer and less seasoned than companies whose securities are traded on securities markets in the United States. Investments in smaller companies involve greater risk than is customarily associated with investing in larger companies. Smaller companies may have limited product lines, markets or financial or managerial resources and may be more susceptible to losses and risks of bankruptcy. Additionally, market-making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. Accordingly, each of these markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. To the extent that an emerging market country experiences rapid increases in its money supply and investment in equity securities for speculative purposes, the equity securities traded in that country may trade at price-earnings multiples higher than those of comparable companies trading on securities markets in the United States, which may not be sustainable.


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GOVERNMENT SUPERVISION OF EMERGING MARKET SECURITIES MARKETS; LEGAL
SYSTEMS--There is also less government supervision and regulation of securities exchanges, listed companies and brokers in emerging market countries than exists in the United States. Therefore, less information may be available to a fund than with respect to investments in the United States. Further, in certain countries, less information may be available to a fund than to local market participants. Brokers in other countries may not be as well capitalized as those in the United States, so that they are more susceptible to financial failure in times of market, political or economic stress. In addition, existing laws and regulations are often inconsistently applied. As legal systems in some of the emerging market countries develop, foreign investors may be adversely affected by new laws and regulations, changes to existing laws and regulations and preemption of local laws and regulations by national laws. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

SOCIAL, POLITICAL AND ECONOMIC FACTORS--Many emerging market countries may be subject to a greater degree of social, political and economic instability than is the case in the United States. Any change in the leadership or policies of these countries may halt the expansion of or reverse any liberalization of foreign investment policies now occurring. Such instability may result from, among other things, the following: (1) authoritarian governments or military involvement in political and economic decision making, and changes in government through extra-constitutional means; (2) popular unrest associated with demands for improved political, economic and social conditions; (3) internal insurgencies; (4) hostile relations with neighboring countries; and (5) ethnic, religious and racial disaffection. Such social, political and economic instability could significantly disrupt the financial markets in those countries and elsewhere and could adversely affect the value of a fund's assets. In addition, there may be the possibility of asset expropriations or future confiscatory levels of taxation affecting a fund.

The economies of many emerging markets are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally the United States, Japan, China and the European Union. The enactment by the United States or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of these countries. In addition, the economies of some countries are vulnerable to weakness in world prices for their commodity exports, including crude oil. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international price of such commodities.

FINANCIAL INFORMATION AND LEGAL STANDARDS--Issuers in emerging market countries generally are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to US issuers. In particular, the assets and profits appearing on the financial statements of an emerging market issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with US generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Also, securities brokers and dealers in other countries may not be as well capitalized as those in the United States, so that they are more susceptible to financial failure in times of market, political or economic stress.


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In addition, existing laws and regulations are often inconsistently applied. As legal systems in some of the emerging market countries develop, foreign investors may be adversely affected by new laws and regulations, changes to existing laws and regulations and preemption of local laws and regulations by national laws. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.


INVESTMENTS IN RUSSIAN SECURITIES. UBS PACE International Emerging Markets Equity Investments, UBS PACE Real Estate Securities Investments and UBS PACE Alternative Strategies Investments may invest in securities of Russian companies. The registration, clearing and settlement of securities transactions in Russia are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. Ownership of shares in Russian companies is evidenced by entries in a company's share register (except where shares are held through depositories that meet the requirements of the US Investment Company Act of 1940, as amended) and the issuance of extracts from the register or, in certain limited cases, by formal share certificates. However, Russian share registers are frequently unreliable, and the fund could possibly lose its registration through oversight, negligence or fraud. Moreover, Russia lacks a centralized registry to record securities transactions, and registrars located throughout Russia or the companies themselves maintain share registers. Registrars are under no obligation to provide extracts to potential purchasers in a timely manner or at all and are not necessarily subject to state supervision. In addition, while registrars are liable under law for losses resulting from their errors, it may be difficult for the fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Although Russian companies with more than 1,000 shareholders are required by law to employ an independent company to maintain share registers, in practice, such companies have not always followed this law. Because of this lack of independence of registrars, management of a Russian company may be able to exert considerable influence over who can purchase or sell the company's shares by illegally instructing the registrant to refuse to record transactions on the share register. Furthermore, these practices may prevent the fund from investing in the securities of certain Russian companies deemed suitable by the investment advisor and could cause a delay in the sale of Russian securities by the fund if the company deems a purchaser unsuitable, which may expose the fund to potential loss on its investment.


In light of the risks described above, the board has approved certain procedures concerning the fund's investments in Russian securities. Among these procedures is a requirement that the fund will not invest in the securities of a Russian company unless that issuer's registrar has entered into a contract with the fund's sub-custodian containing certain protective conditions including, among other things, the sub-custodian's right to conduct regular share confirmations on behalf of the fund. This requirement will likely have the effect of precluding investments in certain Russian companies that the fund would otherwise make.

FOREIGN SOVEREIGN DEBT. Sovereign debt includes bonds that are issued by foreign governments or their agencies, instrumentalities or political subdivisions or by foreign central banks. Sovereign debt also may be issued by quasi-governmental entities that are owned by foreign governments but are not backed by their full faith and credit or general taxing powers. Investment in sovereign debt involves special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt, and the funds may have limited legal recourse in the event of a default.

Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore somewhat diminished. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt


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obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank debt issued by the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements.

A sovereign debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international price of such commodities. Increased protectionism on the part of a country's trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any, or the credit standing of a particular local government or agency. Another factor bearing on the ability of a country to repay sovereign debt is the level of the country's international reserves. Fluctuations in the level of these reserves can affect the amount of foreign exchange readily available for external debt payments and, thus, could have a bearing on the capacity of the country to make payments on its sovereign debt.

The occurrence of political, social or diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect the funds' investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their sovereign debt.

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. Some emerging market countries have from time to time declared moratoria on the payment of principal and interest on external debt.

Some emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds (discussed below), and obtaining new credit to finance interest payments. Holders of sovereign debt, including the funds, may be requested to participate in the rescheduling of such debt and to extend further loans to sovereign debtors. The interests of holders of sovereign debt could be adversely affected in the course of restructuring arrangements or by certain other factors referred to below. Furthermore, some of the participants in the secondary market for sovereign debt may also be directly involved in negotiating the terms of these arrangements and may, therefore, have access to information not available to other market participants. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of certain issuers of sovereign debt. There is no bankruptcy proceeding by which sovereign debt on which a sovereign has defaulted may be collected in whole or in part.

Foreign investment in certain sovereign debt is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in such sovereign debt and increase the costs and expenses of a fund. Certain countries in which a fund may invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by


                                                                              33

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domiciliaries of the countries or impose additional taxes on foreign investors.
Certain issuers may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in a country's balance of payments the country could impose temporary restrictions on foreign capital remittances. A fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the fund of any restrictions on investments. Investing in local markets may require a fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the fund.

BRADY BONDS--Brady Bonds are sovereign bonds issued under the framework of the Brady Plan, an initiative announced by former US Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Monetary Fund ("IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued Brady Bonds. Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount.

Brady Bonds have been issued only in recent years, and accordingly do not have a long payment history. Agreements implemented under the Brady Plan often have been designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, a fund expects to purchase Brady Bonds in which the price and yield to the investor reflect market conditions at the time of purchase.

Certain Brady Bonds have been collateralized as to principal due at maturity by US Treasury zero coupon bonds with maturities equal to the final maturity of such Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves. In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the US Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent until the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. Interest payments on Brady Bonds may be wholly uncollateralized or may be collateralized by cash or high grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments, with the balance of the interest accruals being uncollateralized.

Brady Bonds are often viewed as having several valuation components: (1) the collateralized repayment of principal, if any, at final maturity, (2) the collateralized interest payments, if any, (3) the uncollateralized interest payments and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and,


34

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among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative. A fund may purchase Brady Bonds with no or limited collateralization and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) repayment of principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds.

STRUCTURED FOREIGN INVESTMENTS. This term generally refers to interests in US and foreign entities organized and operated solely for the purpose of securitizing or restructuring the investment characteristics of foreign securities. This type of securitization or restructuring usually involves the deposit with or purchase by a US or foreign entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured foreign investments to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured foreign investments is often dependent on the extent of the cash flow on the underlying instruments.

Structured foreign investments frequently involve no credit enhancement. Accordingly, their credit risk generally will be equivalent to that of the underlying instruments. In addition, classes of structured foreign investments may be subordinated to the right of payment of another class. Subordinated structured foreign investments typically have higher yields and present greater risks than unsubordinated structured foreign investments. Structured foreign investments are typically sold in private placement transactions, and there currently is no active trading market for structured foreign investments.

CURRENCY-LINKED INVESTMENTS. The principal amount of securities that are indexed to specific foreign currency exchange rates may be adjusted up or down (but not below zero) at maturity to reflect changes in the exchange rate between two currencies. A fund may experience loss of principal due to these adjustments.

ZERO COUPON AND OTHER OID SECURITIES; PIK SECURITIES. Zero coupon securities are securities on which no periodic interest payments are made but instead are sold at a deep discount from their face value. The buyer of these securities receives a rate of return by the gradual appreciation of the security, which results from the fact that it will be paid at face value on a specified maturity date. There are many types of zero coupon securities. Some are issued in zero coupon form, including Treasury bills, notes and bonds that have been stripped of (separated from) their unmatured interest coupons (unmatured interest payments) and receipts or certificates representing interests in such stripped debt obligations and coupons. Others are created by brokerage firms that strip the coupons from interest-paying bonds and sell the principal and the coupons separately.

Other securities that are sold with original issue discount ("OID") (I.E., the difference between the issue price and the value at maturity) may provide for some interest to be paid prior to maturity. In addition, payment-in-kind ("PIK") securities pay interest in additional securities, not in cash. OID and PIK securities usually trade at a discount from their face value.

Zero coupon securities are generally more sensitive to changes in interest rates than debt obligations of comparable maturities that make current interest payments. This means that when interest rates fall, the value of zero coupon securities rises more rapidly than securities paying interest on a current basis. However, when interest rates rise, their value falls more dramatically. Other OID securities and PIK securities also are subject to greater fluctuations in market value in response to changing interest rates than bonds of comparable maturities that make current distributions of interest in cash.

Because federal tax law requires that accrued OID and "interest" on PIK securities be included currently in a fund's income (see "Taxes--Other information" below), a fund might be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. These distributions would have to be made from the fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. A fund would not be able to purchase additional securities with cash used to make these distributions, and its current income and the value of its shares would ultimately be reduced as a result.

Certain zero coupon securities are US Treasury notes and bonds that have been stripped of their unmatured interest coupon receipts or interests in such US Treasury securities or coupons. The staff of the SEC currently takes the position that "stripped" US government securities that are not issued through the US Treasury are not US government securities. This technique is frequently used with US Treasury bonds to create CATS (Certificate of Accrual Treasury Securities), TIGRs (Treasury Income Growth Receipts) and similar securities.

CONVERTIBLE SECURITIES. A convertible security is a bond, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest or dividends until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a fund is called for redemption, the fund will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party.

WARRANTS. Warrants are securities permitting, but not obligating, holders to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

LOAN PARTICIPATIONS AND ASSIGNMENTS. Investments in secured or unsecured fixed or floating rate loans ("Loans") arranged through private negotiations between a borrowing corporation, government or other entity and one or more financial institutions ("Lenders") may be in the form of participations ("Participations") in Loans or assignments ("Assignments") of all or a portion of Loans from third parties. Participations typically result in the fund's having a contractual relationship only with the Lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of


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the payments from the borrower. In connection with purchasing Participations, a fund generally has no direct right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and a fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the selling Lender, the fund may be treated as a general creditor of that Lender and may not benefit from any set-off between the Lender and the borrower. A fund will acquire Participations only if its investment advisor determines that the selling Lender is creditworthy.

When a fund purchases Assignments from Lenders, it acquires direct rights against the borrower on the Loan. In an Assignment, the fund is entitled to receive payments directly from the borrower and, therefore, does not depend on the selling bank to pass these payments onto the fund. However, because Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

Assignments and Participations are generally not registered under the Securities Act of 1933, as amended ("Securities Act"), and thus may be subject to a fund's limitation on investment in illiquid securities. Because there may be no liquid market for such securities, such securities may be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on a fund's ability to dispose of particular Assignments or Participations when necessary to meet the fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower.

TEMPORARY AND DEFENSIVE INVESTMENTS; MONEY MARKET INVESTMENTS. Each fund may invest in money market investments for temporary or defensive purposes, to reinvest cash collateral from its securities lending activities or as part of its normal investment program. In addition, if UBS Global AM selects a new investment advisor to manage all or part of a fund's investments, the fund may increase its money market investments to facilitate the transition to the investment style and strategies of the new investment advisor. Money market investments include, among other things, (1) securities issued or guaranteed by the US government or one of its agencies or instrumentalities, (2) debt obligations of banks, savings and loan institutions, insurance companies and mortgage bankers, (3) commercial paper and notes, including those with variable and floating rates of interest, (4) debt obligations of foreign branches of US banks, US branches of foreign banks, and foreign branches of foreign banks, (5) debt obligations issued or guaranteed by one or more foreign governments or any of their foreign political subdivisions, agencies or instrumentalities, including obligations of supranational entities, (6) bonds issued by foreign issuers, (7) repurchase agreements and (8) securities of other investment companies that invest exclusively in money market instruments and similar private investment vehicles. Only those funds that may trade outside the United States may invest in money market instruments that are denominated in foreign currencies.

INVESTMENTS IN OTHER INVESTMENT COMPANIES. Each fund may invest in securities of other investment companies, subject to limitations imposed by the Investment Company Act. Among other things, these limitations generally currently restrict a fund's aggregate investments in other investment companies to no more than 10% of its total assets. A fund's investments in certain private investment vehicles are not subject to this restriction. The shares of other investment companies are subject to the management fees and other expenses of those companies, and the purchase of shares of some investment companies requires the payment of sales loads and (in the case of closed-end investment companies) sometimes substantial premiums above the value of such companies' portfolio securities. At the same time, a fund would continue


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to pay its own management fees and expenses with respect to all its investments, including shares of other investment companies. Each fund may invest in the shares of other investment companies when, in the judgment of its investment advisor, the potential benefits of the investment outweigh the payment of any management fees and expenses and, where applicable, premium or sales load.

From time to time, investments in other investment companies may be the most effective available means for a fund to invest a portion of its assets. In some cases, investment in another investment company may be the most practical way for a fund to invest in securities of issuers in certain countries.

UBS PACE Money Market Investments may invest in certain securities of closed-end investment companies. The fund may also invest in the securities of other money market funds when UBS Global AM believes that (1) the amounts to be invested are too small or are available too late in the day to be effectively invested in money market instruments, (2) shares of other money market funds otherwise would provide a better return than direct investment in money market instruments or
(3) such investments would enhance the fund's liquidity. The other funds may invest in the securities of money market funds for similar reasons.

ILLIQUID SECURITIES. The term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a fund has valued the securities and includes, among other things, purchased over-the-counter options, repurchase agreements maturing in more than seven days and restricted securities other than those its investment advisor has determined are liquid pursuant to guidelines established by the board. The assets used as cover for over-the-counter options written by a fund will be considered illiquid unless the over-the-counter options are sold to qualified dealers who agree that the fund may repurchase them at a maximum price to be calculated by a formula set forth in the option agreements. The cover for an over-the-counter option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option. Under current SEC guidelines, interest-only and principal-only classes of mortgage-backed securities generally are considered illiquid. However, interest-only and principal-only classes of fixed-rate mortgage-backed securities issued by the US government or one of its agencies or instrumentalities will not be considered illiquid if the fund's investment advisor has determined that they are liquid pursuant to guidelines established by the board. A fund may not be able to readily liquidate its investment in illiquid securities and may have to sell other investments if necessary to raise cash to meet its obligations. The lack of a liquid secondary market for illiquid securities may make it more difficult for a fund to assign a value to those securities for purposes of valuing its portfolio and calculating its net asset value.

Restricted securities are not registered under the Securities Act and may be sold only in privately negotiated or other exempted transactions or after a Securities Act registration statement has become effective. Where registration is required, a fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time a fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a fund might obtain a less favorable price than prevailed when it decided to sell.

Not all restricted securities are illiquid. If the fund holds foreign securities that are freely tradable in the country in which they are principally traded, they generally are not considered illiquid, even if they are restricted in the United States. In addition, a large institutional market has developed for many US and foreign securities that are not registered under the Securities Act. Institutional investors generally will not seek to sell these instruments to the general public but instead will often depend either on an efficient


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institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

Institutional markets for restricted securities also have developed as a result of Rule 144A under the Securities Act, which establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. These markets include automated systems for the trading, clearance and settlement of unregistered securities of US and non-US issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by a fund, however, could affect adversely the marketability of such portfolio securities, and the fund might be unable to dispose of them promptly or at favorable prices.

The board has delegated the function of making day-to-day determinations of liquidity to each fund's investment advisor pursuant to guidelines approved by the board. An investment advisor takes into account a number of factors in reaching liquidity decisions, including (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security, (3) the number of dealers that have undertaken to make a market in the security, (4) the number of other potential purchasers, (5) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited and the mechanics of transfer) and (6) the existence of demand features or similar liquidity enhancements. A fund's investment advisor monitors the liquidity of restricted securities in its portfolio and reports periodically on such decisions to the board.

In making determinations as to the liquidity of municipal lease obligations purchased by certain funds, the investment advisor distinguishes between direct investments in municipal lease obligations (or participations therein) and investments in securities that may be supported by municipal lease obligations or certificates of participation therein. Since these municipal lease obligation-backed securities are based on a well-established means of securitization, the investment advisor does not believe that investing in such securities presents the same liquidity issues as direct investments in municipal lease obligations.

UBS Global AM and (where applicable) the fund's investment advisor monitor each fund's overall holdings of illiquid securities. If a fund's holdings of illiquid securities exceed its limitation on investments in illiquid securities for any reason (such as a particular security becoming illiquid, changes in the relative market values of liquid and illiquid portfolio securities or shareholder redemptions), UBS Global AM and the applicable investment advisor will consider what action would be in the best interests of a fund and its shareholders. Such action may include engaging in an orderly disposition of securities to reduce the fund's holdings of illiquid securities. However, a fund is not required to dispose of illiquid securities under these circumstances.

REPURCHASE AGREEMENTS. Repurchase agreements are transactions in which a fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. Securities or other obligations subject to repurchase agreements may have maturities in excess of 13 months. A fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains separate accounts for both the fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.


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Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by a fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty's insolvency. If the seller or guarantor becomes insolvent, the fund may suffer delays, costs and possible losses in connection with the disposition of collateral. Each fund intends to enter into repurchase agreements only in transactions with counterparties believed by UBS Global AM to present minimum credit risks.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the sale of securities held by a fund subject to its agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are subject to each fund's limitation on borrowings and may be entered into only with banks or securities dealers or their affiliates.

Reverse repurchase agreements involve the risk that the buyer of the securities sold by a fund might be unable to deliver them when that fund seeks to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or trustee or receiver may receive an extension of time to determine whether to enforce a fund's obligation to repurchase the securities, and the fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. See "The funds' investments, related risks and limitations--Segregated accounts."

COUNTERPARTIES. Each fund may be exposed to the risk of financial failure or insolvency of another party. To help lessen those risks, an investment advisor, and/or its affiliates, subject to the supervision of the board, monitors and evaluates the creditworthiness of the parties with which a fund does business.

OPERATIONS RISK. Each fund is subject to the risk that a fund may not be able to complete a transaction in the manner or at the time desired because of difficulties with the settlement process or other functions related to the processing of securities transactions.

DOLLAR ROLLS. In a dollar roll, a fund sells mortgage-backed or other securities for delivery on the next regular settlement date for those securities and, simultaneously, contracts to purchase substantially similar securities for delivery on a later settlement date. Dollar rolls also are subject to a fund's limitation on borrowings.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each fund may purchase and sell securities on a "when-issued" basis or may purchase or sell securities for delayed delivery, i.e., for issuance or delivery to the fund later than the normal settlement date for such securities at a stated price and yield. When-issued securities include TBA ("to be announced") securities. TBA securities, which are usually mortgage-backed securities, are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal amount and maturity date are determined upon settlement when the specific mortgage pools are assigned. A fund generally would not pay for such securities or start earning interest on them until they are received. However, when a fund undertakes a when-issued or delayed delivery obligation, it immediately assumes the risks of ownership, including the


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risks of price fluctuation. Failure of the issuer to deliver a security purchased by a fund on a when-issued or delayed delivery basis may result in the fund's incurring a loss or missing an opportunity to make an alternative investment. A fund's when-issued and delayed delivery purchase commitments could cause its net asset value per share to be more volatile.

A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value, generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect a fund's net asset value. A fund may sell the right to acquire the security prior to delivery if its investment advisor deems it advantageous to do so, which may result in a gain or loss to the fund. See "The funds' investments, related risks and limitations--Segregated accounts."

TYPES OF MUNICIPAL BONDS. UBS PACE Municipal Fixed Income Investments may invest in a variety of municipal bonds, as described below. Certain other funds also may invest to a limited extent in municipal bonds from time to time.

MUNICIPAL BONDS--Municipal bonds are obligations that are issued by states, municipalities, public authorities or other issuers and that pay interest that is exempt from federal income tax in the opinion of issuer's counsel. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. Municipal bonds also include "moral obligation" bonds, which are normally issued by special purpose authorities. For these bonds, a government unit is regarded as morally obligated to support payment of the debt service, which is usually subject to annual budget appropriations. Various types of municipal bonds are described in the following sections.

MUNICIPAL LEASE OBLIGATIONS--Municipal bonds include municipal lease obligations, such as leases, installment purchase contracts and conditional sales contracts, and certificates of participation therein. Municipal lease obligations are issued by state and local governments and authorities to purchase land or various types of equipment or facilities and may be subject to annual budget appropriations. The fund generally invests in municipal lease obligations through certificates of participation.

Although municipal lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, they ordinarily are backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. The leases underlying certain municipal lease obligations, however, provide that lease payments are subject to partial or full abatement if, because of material damage or destruction of the leased property, there is substantial interference with the lessee's use or occupancy of such property. This "abatement risk" may be reduced by the existence of insurance covering the leased property, the maintenance by the lessee of reserve funds or the provision of credit enhancements such as letters of credit.

Certain municipal lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Some municipal lease obligations of this type are insured as to timely payment of principal and interest, even in the event of a failure by the municipality to appropriate sufficient funds to make payments under the lease. Insurance does not guarantee the price of the municipal lease obligations or the share price of any fund. The credit rating


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of an insured municipal lease obligation reflects the credit rating of the insurer, based on its claims paying ability. The insurance feature is intended to reduce financial risk, but the cost of such insurance and the restrictions on investments imposed by the guidelines in the municipal insurance policy will result in a reduction in the yield on the insured municipal lease obligations purchased by the fund. However, in the case of an uninsured municipal lease obligation, the fund's ability to recover under the lease in the event of a non-appropriation or default will be limited solely to the repossession of leased property without recourse to the general credit of the leasee, and disposition of the property in the event of foreclosure might prove difficult.

Certain municipal lease obligations may be pre-refunded. A pre-refunded municipal lease obligation involves the deposit by the insurer of US government securities or cash with a trustee in an escrow account so the trustee may use these assets to pay all interest and principal of the municipal lease obligation.

INDUSTRIAL DEVELOPMENT BONDS ("IDBs") AND PRIVATE ACTIVITY BONDS ("PABs")--IDBs and PABs are issued by or on behalf of public authorities to finance various privately operated facilities, such as airport or pollution control facilities. These obligations are considered municipal bonds if the interest paid thereon is exempt from regular federal income taxes in the opinion of the bond issuer's counsel. IDBs and PABs are in most cases revenue bonds and thus are not payable from the unrestricted revenues of the issuer. The credit quality of IDBs and PABs is usually directly related to the credit standing of the user of the facilities being financed. IDBs issued after August 15, 1986 generally are considered PABs, and to the extent the fund invests in such PABs, shareholders generally will be required to include a portion of their exempt-interest dividends from the fund in calculating their liability for the AMT. See "Taxes--Information about UBS PACE Municipal Fixed Income Investments" below. The fund may invest more than 25% of its net assets in IDBs and PABs.

FLOATING RATE AND VARIABLE RATE OBLIGATIONS--Floating rate and variable rate obligations are municipal bonds that bear interest at rates that are not fixed but that vary with changes in specified market rates or indices. The interest rate on floating rate or variable rate securities ordinarily is readjusted on the basis of the prime rate of the bank that originated the financing or some other index or published rate, such as the 90-day US Treasury bill rate, or is otherwise reset to reflect market rates of interest. Generally, these interest rate adjustments cause the market value of floating rate and variable rate municipal securities to fluctuate less than the market value of fixed rate obligations. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or capital depreciation is less than for fixed rate obligations. Floating rate or variable rate obligations typically permit the holder to demand payment of principal from the issuer or remarketing agent at par value prior to maturity and may permit the issuer to prepay principal, plus accrued interest, at its discretion after a specified notice period. Frequently, floating rate or variable rate obligations and/or the demand features thereon are secured by letters of credit or other credit support arrangements provided by banks or other financial institutions, the credit standing of which affects the credit quality of the obligations. Changes in the credit quality of these institutions could cause losses to the fund and adversely affect its share price.

A demand feature gives the fund the right to sell the securities to a specified party, usually a remarketing agent, on a specified date. A demand feature is often backed by a letter of credit from a bank or a guarantee or other liquidity support arrangement from a bank or other financial institution. As discussed under "Participation interests," to the extent that payment of an obligation is backed by a letter of credit, guarantee or other liquidity support that may be drawn upon demand, such payment may be subject to that institution's ability to satisfy that commitment.


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PARTICIPATION INTERESTS--Participation interests are interests in municipal bonds, including IDBs, PABs and floating and variable rate obligations, that are owned by banks. These interests carry a demand feature permitting the holder to tender them back to the bank, which demand feature generally is backed by an irrevocable letter of credit or guarantee of the bank. The credit standing of such bank affects the credit quality of the participation interests.

A participation interest gives the fund an undivided interest in a municipal bond owned by a bank. The fund has the right to sell the instruments back to the bank. Such right generally is backed by the bank's irrevocable letter of credit or guarantee and permits the fund to draw on the letter of credit on demand, after specified notice, for all or any part of the principal amount of the fund's participation interest plus accrued interest. Generally, the fund expects to exercise the demand under the letters of credit or other guarantees (1) upon a default under the terms of the underlying bond, (2) to maintain the fund's portfolio in accordance with its investment objective and policies or (3) as needed to provide liquidity to the fund in order to meet redemption requests. The ability of a bank to fulfill its obligations under a letter of credit or guarantee might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors. The fund's investment advisor will monitor the pricing, quality and liquidity of the participation interests held by the fund, and the credit standing of banks issuing letters of credit or guarantees supporting such participation interests on the basis of published financial information reports of rating services and bank analytical services.

TENDER OPTION BONDS--Tender option bonds are long-term municipal bonds sold by a bank subject to a "tender option" that gives the purchaser the right to tender them to the bank at par plus accrued interest at designated times (the "tender option"). The tender option may be exercisable at intervals ranging from bi-weekly to semi-annually, and the interest rate on the bonds is typically reset at the end of the applicable interval in an attempt to cause the bonds to have a market value that approximates their par value. The tender option generally would not be exercisable in the event of a default on, or significant downgrading of, the underlying municipal bonds. Therefore, the fund's ability to exercise the tender option will be affected by the credit standing of both the bank involved and the issuer of the underlying securities.

PUT BONDS--A put bond is a municipal bond that gives the holder the unconditional right to sell the bond back to the issuer or a remarketing agent at a specified price and exercise date, which is typically well in advance of the bond's maturity date. The obligation to purchase the bond on the exercise date may be supported by a letter of credit or other credit support arrangement from a bank, insurance company or other financial institution, the credit standing of which affects the credit quality of the obligation.

If the put is a "one time only" put, the fund ordinarily will either sell the bond or put the bond, depending upon the more favorable price. If the bond has a series of puts after the first put, the bond will be held as long as, in the judgment of its investment advisor, it is in the best interest of the fund to do so. There is no assurance that the issuer of a put bond acquired by a fund will be able to repurchase the bond upon the exercise date, if the fund chooses to exercise its right to put the bond back to the issuer.

TAX-EXEMPT COMMERCIAL PAPER AND SHORT-TERM MUNICIPAL NOTES--Municipal bonds include tax-exempt commercial paper and short-term municipal notes, such as tax anticipation notes, bond anticipation notes, revenue anticipation notes and other forms of short-term loans. Such notes are issued with a


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short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements and other revenues.

INVERSE FLOATERS--The fund may invest in municipal bonds on which the rate of interest varies inversely with interest rates on other municipal bonds or an index. Such obligations include components of securities on which interest is paid in two separate parts--an auction component, which pays interest at a market rate that is set periodically through an auction process or other method, and a residual component, or "inverse floater," which pays interest at a rate equal to the difference between the rate that the issuer would have paid on a fixed-rate obligation at the time of issuance and the rate paid on the auction component. The market value of an inverse floater will be more volatile than that of a fixed-rate obligation and, like most debt obligations, will vary with changes in interest rates.

Because the interest rate paid to holders of inverse floaters is generally determined by subtracting the interest rate paid to holders of auction components from a fixed amount, the interest rate paid to holders of inverse floaters will decrease as market rates increase and increase as market rates decrease. Moreover, the extent of the increases and decreases in the market value of inverse floaters may be larger than comparable changes in the market value of an equal principal amount of a fixed rate municipal bond having similar credit quality, redemption provisions and maturity. In a declining interest rate environment, inverse floaters can provide the fund with a means of increasing or maintaining the level of tax-exempt interest paid to shareholders.

MORTGAGE SUBSIDY BONDS--The fund also may purchase mortgage subsidy bonds that are normally issued by special purpose public authorities. In some cases the repayment of such bonds depends upon annual legislative appropriations; in other cases repayment is a legal obligation of the issuer, and, if the issuer is unable to meet its obligations, repayment becomes a moral commitment of a related government unit (subject, however, to such appropriations). The types of municipal bonds identified above and in the Prospectus may include obligations of issuers whose revenues are primarily derived from mortgage loans on housing projects for moderate to low income families.

STANDBY COMMITMENTS--The fund may acquire standby commitments pursuant to which a bank or other municipal bond dealer agrees to purchase securities that are held in the fund's portfolio or that are being purchased by the fund at a price equal to (1) the acquisition cost (excluding any accrued interest paid on acquisition), less any amortized market premium or plus any accrued market or original issue discount, plus (2) all interest accrued on the securities since the last interest payment date or the date the securities were purchased by the fund, whichever is later. The fund may acquire such commitments under unusual market conditions to facilitate portfolio liquidity.

The fund would enter into standby commitments only with those banks or other dealers that, in the opinion of its investment advisor, present minimal credit risk. The fund's right to exercise standby commitments would be unconditional and unqualified. A standby commitment would not be transferable by the fund, although it could sell the underlying securities to a third party at any time. The fund may pay for standby commitments either separately in cash or by paying a higher price for the securities that are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The acquisition of a standby commitment would not ordinarily affect the valuation or maturity of the underlying municipal bonds. Standby commitments acquired by the fund would be valued at zero in determining net asset value. Whether the fund paid directly or indirectly for a standby commitment, its cost would be treated as unrealized depreciation and would be amortized over the period the commitment is held by the fund.


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DURATION. Duration is a measure of the expected life of a bond on a present value basis. Duration incorporates the bond's yield, coupon interest payments, final maturity and call features into one measure and is one of the fundamental tools used by the applicable investment advisor in portfolio selection and yield curve positioning of a fund's investments in bonds. Duration was developed as a more precise alternative to the concept "term to maturity." Traditionally, a bond's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term to maturity" measures only the time until the scheduled final payment on the bond, taking no account of the pattern of payments prior to maturity.

Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be made, and weights them by the present values of the cash to be received at each future point in time. For any bond with interest payments occurring prior to the payment of principal, duration is always less than maturity. For example, depending on its coupon and the level of market yields, a Treasury note with a remaining maturity of five years might have a duration of 4.5 years. For mortgage-backed and other securities that are subject to prepayments, put or call features or adjustable coupons, the difference between the remaining stated maturity and the duration is likely to be much greater.

Duration allows an investment advisor to make certain predictions as to the effect that changes in the level of interest rates will have on the value of a fund's portfolio of bonds. For example, when the level of interest rates increases by 1%, a debt security having a positive duration of three years generally will decrease in value by approximately 3%. Thus, if an investment advisor calculates the duration of a fund's portfolio of bonds as three years, it normally would expect the portfolio to change in value by approximately 3% for every 1% change in the level of interest rates. However, various factors, such as changes in anticipated prepayment rates, qualitative considerations and market supply and demand, can cause particular securities to respond somewhat differently to changes in interest rates than indicated in the above example. Moreover, in the case of mortgage-backed and other complex securities, duration calculations are estimates and are not precise. This is particularly true during periods of market volatility. Accordingly, the net asset value of a fund's portfolio of bonds may vary in relation to interest rates by a greater or lesser percentage than indicated by the above example.

Futures, options and options on futures have durations that, in general, are closely related to the duration of the securities that underlie them. Holding long futures or call option positions will lengthen portfolio duration by approximately the same amount as would holding an equivalent amount of the underlying securities. Short futures or put options have durations roughly equal to the negative duration of the securities that underlie these positions, and have the effect of reducing portfolio duration by approximately the same amount as would selling an equivalent amount of the underlying securities.

There are some situations in which the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by the standard duration calculation is the case of mortgage-backed securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are critical in determining the securities' interest rate exposure. In these and other similar situations, an investment advisor will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its duration and, therefore, its interest rate exposure.


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LENDING OF PORTFOLIO SECURITIES. Each fund is authorized to lend its portfolio securities to broker-dealers or institutional investors that UBS Global AM deems qualified. Lending securities enables a fund to earn additional income but could result in a loss or delay in recovering these securities. The borrower of a fund's portfolio securities must maintain acceptable collateral with that fund's custodian (or a sub-custodian) in an amount, marked to market daily, at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash, US government securities and irrevocable letters of credit that meet certain guidelines established by UBS Global AM. Each fund may reinvest any cash collateral in money market investments or other short-term liquid investments, including other investment companies. A fund also may reinvest cash collateral in private investment vehicles similar to money market funds, including one managed by UBS Global AM. In determining whether to lend securities to a particular broker-dealer or institutional investor, UBS Global AM will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. Each fund will retain authority to terminate any of its loans at any time. Each fund may pay reasonable fees in connection with a loan and may pay the borrower or placing broker a negotiated portion of the interest earned on the reinvestment of cash held as collateral. A fund will receive amounts equivalent to any dividends, interest or other distributions on the securities loaned. Each fund will regain ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights, when regaining such rights is considered to be in the fund's interest.

Pursuant to procedures adopted by the board governing each fund's securities lending program, UBS Securities LLC ("UBS Securities"), another indirect wholly owned subsidiary of UBS AG, has been retained to serve as lending agent for each fund. The board also has authorized the payment of fees (including fees calculated as a percentage of invested cash collateral) to UBS Securities for these services. The board periodically reviews all portfolio securities loan transactions for which UBS Securities has acted as lending agent. UBS Securities and other affiliated broker-dealers have also been approved as borrowers under each fund's securities lending program.

SEGREGATED ACCOUNTS. When a fund enters into certain transactions that involve obligations to make future payments to third parties, including the purchase of securities on a when-issued or delayed delivery basis or reverse repurchase agreements, it will maintain with an approved custodian in a segregated account (or designate on the books of its custodian) cash or liquid securities, marked to market daily, in an amount at least equal to its obligations under such commitment.

SHORT SALES "AGAINST THE BOX." Each fund (other than UBS PACE Money Market Investments and UBS PACE Municipal Fixed Income Investments) may engage in short sales of securities it owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (short sales "against the box"). To make delivery to the purchaser in a short sale, the executing broker borrows the securities being sold short on behalf of a fund, and that fund is obligated to replace the securities borrowed at a date in the future. When a fund sells short, it establishes a margin account with the broker effecting the short sale and deposits collateral with the broker. In addition, the fund maintains, in a segregated account with its custodian, the securities that could be used to cover the short sale. Each fund incurs transaction costs, including interest expense, in connection with opening, maintaining and closing short sales "against the box."

A fund might make a short sale "against the box" to hedge against market risks when its investment advisor believes that the price of a security may decline, thereby causing a decline in the value of a security owned by the fund or a security convertible into or exchangeable for a security owned by the fund. In such case, any loss in the fund's long position after the short sale should be reduced by a


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corresponding gain in the short position. Conversely, any gain in the long position after the short sale should be reduced by a corresponding loss in the short position. The extent to which gains or losses in the long position are reduced will depend upon the amount of the securities sold short relative to the amount of the securities a fund owns, either directly or indirectly, and in the case where the fund owns convertible securities, changes in the investment values or conversion premiums of such securities.

SHORT SALES. UBS PACE Real Estate Securities Investments and UBS PACE Alternative Strategies Investments may engage in short sale transactions in which the fund sells a security it does not own (or have the right to acquire at no added cost). The fund must borrow the security to make delivery to the buyer. In a short sale where the fund is not holding a position in the same security (or convertible into the same security), the fund will maintain an account containing cash or liquid assets at such a level that the amount deposited in the account plus that amount deposited with the broker as collateral will equal the current value of the stock sold short. The assets so maintained are marked to market daily. The fund incurs transaction costs, including interest expenses in connection with opening, maintaining and closing short sales. Because UBS PACE Alternative Strategies Investments is multi-managed and has the ability to engage in short sales, one manager may take a short position and the other a long position in the same security.

REAL ESTATE INDUSTRY. Although UBS PACE Real Estate Securities Investments will not invest directly in real estate, it will invest in the real estate industry. Therefore, an investment in UBS PACE Real Estate Securities Investments is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage financings; variations in rental income, neighborhood values or the appeal of property to tenants; interest rates; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; changes in interest rates; and acts of terrorism, war or other acts of violence. The real estate industry is particularly sensitive to economic downturns. The values of securities of companies in the real estate industry may go through cycles of relative under-performance and out-performance in comparison to equity securities markets in general.

REAL ESTATE INVESTMENT TRUSTS. UBS PACE Real Estate Securities Investments and UBS PACE Alternative Strategies Investments may invest in real estate investment trusts ("REITs"). REITs pool investors' funds for investment, primarily in income producing real estate or real estate-related loans or interests. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs or Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.


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A shareholder in UBS PACE Real Estate Securities Investments or in UBS PACE
Alternative Strategies Investments, by investing in REITs indirectly through the fund, will bear not only the shareholder's proportionate share of the expenses of the fund, but also, indirectly, the management expenses of the underlying REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended.

Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income, or the REIT's failure to maintain exemption from registration under the Investment Company Act.

INITIAL PUBLIC OFFERINGS. Several of the funds may purchase shares issued as part of, or a short period after, a company's initial public offering (IPO), and may dispose of those shares shortly after their acquisition. The purchase of shares issued in IPOs exposes a fund to the risks associated with organizations that have little operating history as public companies, as well as to the risks associated with the sectors of the market in which the issuer operates. The market for IPO shares has been volatile, and share prices of newly-public companies have fluctuated significantly over short periods of time.

INVESTMENT LIMITATIONS OF THE FUNDS

FUNDAMENTAL LIMITATIONS. The following investment limitations cannot be changed for a fund without the affirmative vote of the lesser of (a) more than 50% of its outstanding shares or (b) 67% or more of the shares present at a shareholders' meeting if more than 50% of its outstanding shares are represented at the meeting in person or by proxy. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations. With regard to the borrowings limitation in fundamental limitation number 4, the funds will comply with the applicable restrictions of Section 18 of the Investment Company Act.

Under the investment restrictions adopted by the funds:

(1) A fund, other than UBS PACE Intermediate Fixed Income Investments, UBS PACE Global Fixed Income Investments, UBS PACE Real Estate Securities Investments and UBS PACE Alternative Strategies Investments, may not purchase securities (other than US government securities) of any issuer if, as a result of the purchase, more than 5% of the value of the fund's total assets would be invested in such issuer, except that up to 25% of the value of the fund's total assets may be invested without regard to this 5% limitation.

The following interpretation applies to, but is not a part of, this fundamental restriction: mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company.

(2) A fund will not purchase more than 10% of the outstanding voting securities of any one issuer, except that this limitation is not applicable to the fund's investments in US government securities and up to 25% of the fund's assets may be invested without regard to these limitations.


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(3)  (a)  A fund, other than UBS PACE Municipal Fixed Income Investments and UBS
          PACE Real Estate Securities Investments, will invest no more than 25% of the value of its total assets in securities of issuers in any one industry, the term industry being deemed to include the government of a particular country other than the United States. This limitation is not applicable to a fund's investments in US government securities.

     (b) UBS PACE Real Estate Securities Investments will invest more than 25% of its assets in real estate related securities.

The following interpretation applies to, but is not a part of, this fundamental restriction: Except as noted above in (3)(b), a fund will not purchase any security if, as a result of that purchase, 25% or more of the fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the US government, its agencies and instrumentalities or to municipal securities. In addition, (a)
US banking (including US finance subsidiaries of non-US banks) and non-US banking will be considered to be different industries; and (b) asset-backed securities will be grouped in industries based upon their underlying assets and not treated as constituting a single, separate industry. This restriction is also interpreted with respect to UBS PACE Money Market Investments so as not to apply to that fund's investments in certificates of deposit and bankers' acceptances of domestic branches of US banks.

(4) A fund will not issue senior securities (including borrowing money from banks and other entities and through reverse repurchase agreements and mortgage dollar rolls) in excess of 33 1/3% of its total assets (including the amount of senior securities issued, but reduced by any liabilities and indebtedness not constituting senior securities), except that a fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for extraordinary or emergency purposes.

(5) A fund will not pledge, hypothecate, mortgage, or otherwise encumber its assets, except to secure permitted borrowings or in connection with its use of forward contracts, futures contracts, options, swaps, caps, collars and floors.

(6) A fund will not lend any funds or other assets, except through purchasing debt obligations, lending portfolio securities and entering into repurchase agreements consistent with the fund's investment objective and policies.

The following interpretation applies to, but is not part of, this fundamental restriction: The funds' investments in master notes and similar instruments will not be considered to be the making of a loan.

(7) A fund will not purchase securities on margin, except that a fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts or options on futures contracts will not be deemed to be a purchase of securities on margin.

(8) Each fund, other than UBS PACE Real Estate Securities Investments and UBS PACE Alternative Strategies Investments, will not make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of the securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short ("short sales against the


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     box"), and unless not more than 10% of the fund's net assets (taken at market value) is held as collateral for such sales at any one time.

(9) A fund will not purchase or sell real estate or real estate limited partnership interests, except that it may purchase and sell mortgage related securities and securities of companies that deal in real estate or interests therein.

(10) A fund will not purchase or sell commodities or commodity contracts (except currencies, forward currency contracts, futures contracts and options and other similar contracts).

(11) A fund will not act as an underwriter of securities, except that a fund may acquire restricted securities under circumstances in which, if the securities were sold, the fund might be deemed to be an underwriter for purposes of the Securities Act.

UBS PACE Municipal Fixed Income Investments' investment policy of investing at least 80% of its net assets in municipal fixed income securities, the income from which is exempt from regular federal income tax, may not be changed without approval of the fund's shareholders.

NON-FUNDAMENTAL LIMITATIONS. The following investment restrictions are non-fundamental and may be changed by the vote of the board without shareholder approval. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations.

(1) A fund may not purchase securities of other investment companies, except to the extent permitted by the Investment Company Act in the open market at no more than customary brokerage commission rates. This limitation does not apply to securities received or acquired as dividends, through offers of exchange or as a result of reorganization, consolidation or merger.

(2) A fund, other than UBS PACE Real Estate Securities Investments, will not purchase portfolio securities while borrowings of money in excess of 5% of its total assets are outstanding.

With the exception of UBS PACE Municipal Fixed Income Investments, each fund's investment policy of investing at least 80% of its net assets in the type of investment suggested by its name may be changed by the fund's board without shareholder approval. However, each fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to the 80% investment policy. (UBS PACE Alternative Strategies Investments and UBS PACE Money Market Investments are not required to adopt an 80% investment policy and have not done so.)


Strategies using derivative instruments


GENERAL DESCRIPTION OF DERIVATIVE INSTRUMENTS. Each fund (other than UBS PACE Money Market Investments) is authorized to use a variety of financial instruments ("Derivative Instruments"), including certain options, futures contracts (sometimes referred to as "futures"), options on futures contracts and swap transactions. For funds that are permitted to trade outside the United States, the applicable investment advisor also may use forward currency contracts, non-deliverable forwards, foreign currency options and futures and options on foreign currency futures. A fund may enter into transactions

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involving one or more types of Derivative Instruments under which the full value of its portfolio is at risk. Under normal circumstances, with the exception of UBS PACE Alternative Strategies Investments, each fund's use of these instruments will place at risk a much smaller portion of its assets. The particular Derivative Instruments used by the funds are described below.


A fund might not use any derivative instruments or strategies, and there can be no assurance that using any strategy will succeed. If an investment advisor is incorrect in its judgment on market values, interest rates or other economic factors in using a derivative instrument or strategy, a fund may have lower net income and a net loss on the investment.

OPTIONS ON SECURITIES AND FOREIGN CURRENCIES--A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security or currency underlying the option at a specified price at any time during the term of the option or at specified times or at the expiration of the option, depending on the type of option involved. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying security or currency against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security or currency at a specified price during the option term or at specified times or at the expiration of the option, depending on the type of option involved. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option term, to buy the underlying security or currency at the exercise price.

OPTIONS ON SECURITIES INDICES--A securities index assigns relative values to the securities included in the index and fluctuates with changes in the market values of those securities. A securities index option operates in the same way as a more traditional securities option, except that exercise of a securities index option is effected with cash payment and does not involve delivery of securities. Thus, upon exercise of a securities index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the securities index.

SECURITIES INDEX FUTURES CONTRACTS--A securities index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the securities index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Generally, contracts are closed out prior to the expiration date of the contract.

INTEREST RATE AND FOREIGN CURRENCY FUTURES CONTRACTS--Interest rate and foreign currency futures contracts are bilateral agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt security or currency at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of bonds or currency, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

OPTIONS ON FUTURES CONTRACTS--Options on futures contracts are similar to options on securities or currency, except that an option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security or currency, at a specified price at any time during the option term. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by delivery of the accumulated balance that represents

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the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option, upon exercise, will assume a short position in the case of a call and a long position in the case of a put.


NON-DELIVERABLE FORWARDS ("NDF")--An NDF provides for a cash-settled forward foreign exchange contract, where on the settlement date, the profit or loss at the time is calculated by taking the difference between the contracted exchange rate and the spot foreign exchange rate on an agreed upon notional amount of funds. For a discussion of the risk factors please refer to the "Forward currency contracts" section below.


FORWARD CURRENCY CONTRACTS--A forward currency contract involves an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into.

SWAP AGREEMENTS--A fund may enter into swap agreements, including credit, total return equity, interest rate, index and currency rate swap agreements. Swap agreements can be less liquid and more difficult to value than other investments. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns earned on specific assets, such as the returns on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Because its cash flows are based in part on changes in the value of the reference asset, a total return swap's market value will vary with changes in that reference asset. In addition, the fund may experience delays in payment or loss if the counterparty fails to perform under the contract.

COMMODITY-LINKED DERIVATIVES--UBS PACE Alternative Strategies Investments may invest in commodity-linked derivatives. Investments in commodity-linked derivative instruments may subject the fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by overall market movements and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, or political and regulatory developments. A fluctuation in the price of the commodity underlying the commodity-linked derivative instrument may cause the fund to lose money.

GENERAL DESCRIPTION OF STRATEGIES USING DERIVATIVE INSTRUMENTS. A fund may use Derivative Instruments to attempt to hedge its portfolio and also to attempt to enhance income or return or realize gains and to manage the duration of its bond portfolio. In addition, a fund may use Derivative Instruments to adjust its exposure to different asset classes or to maintain exposure to stocks or bonds while maintaining a cash balance for fund management purposes (such as to provide liquidity to meet anticipated shareholder sales of fund shares and for fund operating expenses). In the case of UBS PACE Alternative Strategies Investments, derivatives may be bought or sold for the foregoing reasons, as well as for purposes of risk management, efficient asset allocation and in pursuit of the fund's investment objective.

Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a fund's portfolio. Thus, in a short hedge a fund takes a position in a Derivative Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged. For example, a fund might purchase a put option on a security to hedge against a potential decline in the value of that security. If the price of the security declined below the exercise price of the put, a fund could exercise the put and thus limit its loss below the

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exercise price to the premium paid plus transaction costs. In the alternative, because the value of the put option can be expected to increase as the value of the underlying security declines, a fund might be able to close out the put option and realize a gain to offset the decline in the value of the security.

Conversely, a long hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a fund intends to acquire. Thus, in a long hedge, a fund takes a position in a Derivative Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. For example, a fund might purchase a call option on a security it intends to purchase in order to hedge against an increase in the cost of the security. If the price of the security increased above the exercise price of the call, a fund could exercise the call and thus limit its acquisition cost to the exercise price plus the premium paid and transactions costs. Alternatively, a fund might be able to offset the price increase by closing out an appreciated call option and realizing a gain.

A fund may purchase and write (sell) straddles on securities or indices of securities. A long straddle is a combination of a call and a put option purchased on the same security or on the same futures contract, where the exercise price of the put is equal to the exercise price of the call. A fund might enter into a long straddle when its investment advisor believes it likely that the prices of the securities will be more volatile during the term of the option than the option pricing implies. A short straddle is a combination of a call and a put written on the same security where the exercise price of the put is equal to the exercise price of the call. A fund might enter into a short straddle when its investment advisor believes it unlikely that the prices of the securities will be as volatile during the term of the option as the option pricing implies.

Derivative Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that a fund owns or intends to acquire. Derivative Instruments on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which a fund has invested or expects to invest. Derivative Instruments on bonds may be used to hedge either individual securities or broad fixed income market sectors. Income strategies using Derivative Instruments may include the writing of covered options to obtain the related option premiums.

Income strategies using Derivative Instruments may include the writing of covered options to obtain the related option premiums. Return or gain strategies may include using Derivative Instruments to increase or decrease a fund's exposure to different asset classes without buying or selling the underlying instruments. A fund also may use derivatives to simulate full investment by the fund while maintaining a cash balance for fund management purposes (such as to provide liquidity to meet anticipated shareholder sales of fund shares and for fund operating expenses).

The use of Derivative Instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded and the Commodity Futures Trading Commission ("CFTC"). In addition, a fund's ability to use Derivative Instruments may be limited by tax considerations. See "Taxes--Other Information."

In addition to the products, strategies and risks described below and in the Prospectus, a fund's investment advisor may discover additional opportunities in connection with Derivative Instruments and with hedging, income, return and gain strategies. These new opportunities may become available as regulatory authorities broaden the range of permitted transactions and as new Derivative Instruments and techniques are developed. The applicable investment advisor may use these opportunities for a fund to the extent that they are consistent with the fund's investment objective and permitted by its

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investment limitations and applicable regulatory authorities. The funds'
Prospectus or SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

SPECIAL RISKS OF STRATEGIES USING DERIVATIVE INSTRUMENTS. The use of Derivative Instruments involves special considerations and risks, as described below. Risks pertaining to particular Derivative Instruments are described in the sections that follow.

(1) Successful use of most Derivative Instruments depends upon the ability of a fund's investment advisor to predict movements of the overall securities, interest rate or currency exchange markets, which requires different skills than predicting changes in the prices of individual securities. While the applicable investment advisors are experienced in the use of Derivative Instruments, there can be no assurance that any particular strategy adopted will succeed.

(2) There might be imperfect correlation, or even no correlation, between price movements of a Derivative Instrument and price movements of the investments that are being hedged. For example, if the value of a Derivative Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors affecting the markets in which Derivative Instruments are traded, rather than the value of the investments being hedged. The effectiveness of hedges using Derivative Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

(3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a fund entered into a short hedge because the applicable investment advisor projected a decline in the price of a security in that fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Derivative Instrument. Moreover, if the price of the Derivative Instrument declined by more than the increase in the price of the security, the fund could suffer a loss. In either such case, the fund would have been in a better position had it not hedged at all.

(4) As described below, a fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Derivative Instruments involving obligations to third parties (i.e., Derivative Instruments other than purchased options). If the fund was unable to close out its positions in such Derivative Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the positions expired or matured. These requirements might impair a fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the fund sell a portfolio security at a disadvantageous time. A fund's ability to close out a position in a Derivative Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of a counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to a fund.

COVER FOR STRATEGIES USING DERIVATIVE INSTRUMENTS. Transactions using Derivative Instruments, other than purchased options, expose the funds to an obligation to another party. A fund will not enter into

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any such transactions unless it owns either (1) an offsetting ("covered")
position in securities, currencies or other options or futures contracts or
(2) cash or liquid securities, with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. Each fund will comply with SEC guidelines regarding cover for such transactions and will, if the guidelines so require, set aside cash or liquid securities in a segregated account with its custodian in the prescribed amount.

Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Derivative Instrument is open, unless they are replaced with similar assets. As a result, committing a large portion of a fund's assets to cover positions or to segregated accounts could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.

OPTIONS. The funds may purchase put and call options, and write (sell) put or call options on securities in which they invest and related indices. Funds that may invest outside the United States also may purchase put and call options and write options on foreign currencies. The purchase of call options may serve as a long hedge, and the purchase of put options may serve as a short hedge. In addition, a fund may also use options to attempt to enhance return or realize gains by increasing or reducing its exposure to an asset class without purchasing or selling the underlying securities. Writing covered put or call options can enable a fund to enhance income by reason of the premiums paid by the purchasers of such options. Writing covered call options serves as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the affected fund will be obligated to sell the security at less than its market value. Writing covered put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised, and the fund will be obligated to purchase the security at more than its market value. The securities or other assets used as cover for over-the-counter options written by a fund would be considered illiquid to the extent described under "The funds' investment policies, related risks and restrictions--Illiquid securities."

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options normally have expiration dates of up to nine months. Generally, over-the-counter options on bonds are European-style options. This means that the option can only be exercised immediately prior to its expiration. This is in contrast to American-style options that may be exercised at any time. There are also other types of options that may be exercised on certain specified dates before expiration. Options that expire unexercised have no value.

A fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a fund to realize profits or limit losses on an option position prior to its exercise or expiration.

The funds may purchase and write both exchange-traded and over-the-counter options. Currently, many options on equity securities are exchange-traded. Exchange markets for options on bonds and foreign currencies exist but are relatively new, and these instruments are primarily traded on the over-the-counter


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market. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, over-the-counter options are contracts between a fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a fund purchases or writes an over-the-counter option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the fund as well as the loss of any expected benefit of the transaction.

The funds' ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The funds intend to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for over-the-counter options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although the funds will enter into over-the-counter options only with counterparties that are expected to be capable of entering into closing transactions with the funds, there is no assurance that a fund will in fact be able to close out an over-the-counter option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a fund might be unable to close out an over-the-counter option position at any time prior to its expiration.

If a fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered put or call option written by the fund could cause material losses because the fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

A fund may purchase and write put and call options on indices in much the same manner as the more traditional options discussed above, except the index options may serve as a hedge against overall fluctuations in a securities market (or market sector) rather than anticipated increases or decreases in the value of a particular security.

LIMITATIONS ON THE USE OF OPTIONS. The funds' use of options (other than UBS PACE Alternative Strategies Investments and UBS PACE High Yield Investments) is governed by the following guidelines, which can be changed by the board without shareholder vote:

(1) A fund may purchase a put or call option, including any straddle or spread, only if the value of its premium, when aggregated with the premiums on all other options held by the fund, does not exceed 5% of its total assets.

(2) The aggregate value of securities underlying put options written by a fund, determined as of the date the put options are written, will not exceed 50% of its net assets.

(3) The aggregate premiums paid on all options (including options on securities, foreign currencies and stock or bond indices and options on futures contracts) purchased by a fund that are held at any time will not exceed 20% of the fund's net assets.

FUTURES. The funds may purchase and sell securities index futures contracts, interest rate futures contracts, debt security index futures contracts and (for those funds that invest outside the United States) foreign currency futures contracts. A fund may also purchase put and call options, and write put


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and call options, on futures in which it is allowed to invest. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing options on securities or indices. In addition, a fund may purchase or sell futures contracts or purchase options thereon to increase or reduce its exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance return or realize gains.

Futures strategies also can be used to manage the average duration of a fund's bond portfolio. If a fund's investment advisor wishes to shorten the average duration of its portfolio, the fund may sell a futures contract or a call option thereon, or purchase a put option on that futures contract. If a fund's investment advisor wishes to lengthen the average duration of its bond portfolio, the fund may buy a futures contract or a call option thereon, or sell a put option thereon.

A fund may also write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order synthetically to create a long futures contract position. Such options would have the same strike prices and expiration dates. A fund will engage in this strategy only when it is more advantageous to a fund than is purchasing the futures contract.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a fund is required to deposit in a segregated account usually with the futures broker through whom the transaction was effected, "initial margin" consisting of cash, obligations of the United States or obligations fully guaranteed as to principal and interest by the United States, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of each fund's obligations to or from a futures broker. When a fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when a fund purchases or sells a futures contract or writes a call option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Holders and writers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The funds intend to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

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Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or related option can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a fund were unable to liquidate a futures or related options position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. A fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, a fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or related options might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and related options markets are subject to daily variation margin calls and might be compelled to liquidate futures or related options positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.


FOREIGN CURRENCY HEDGING STRATEGIES--SPECIAL CONSIDERATIONS. Each fund that may invest outside the United States may use options and futures on foreign currencies, as described above, and forward currency contracts, as described below, to hedge against movements in the values of the foreign currencies in which the fund's securities are denominated. In addition, these funds may use these strategies to adjust exposure to different currencies or to maintain an exposure to foreign currencies while maintaining a cash balance for fund management purposes (or in anticipation of future investments). Such currency hedges can protect against price movements in a security a fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes. Each fund that may invest outside the United States may use non-deliverable forwards, as described below, and may also enter into foreign currency strategies for purposes of risk management, efficient asset allocation and in pursuit of the fund's investment objectives.


A fund might seek to hedge against changes in the value of a particular currency when no Derivative Instruments on that currency are available or such Derivative Instruments are considered expensive. In such cases, the fund may hedge against price movements in that currency by entering into transactions using Derivative Instruments on another currency or a basket of currencies, the value of which its investment advisor believes will have a positive correlation to the value of the currency being hedged. In addition, a fund may use forward currency contracts to shift exposure to foreign currency fluctuations from one country to another. For example, if a fund owned securities denominated in a foreign currency and its investment advisor believed that currency would decline relative to another currency, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency. Transactions that use two foreign currencies are sometimes


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referred to as "cross hedging." Use of a different foreign currency magnifies the risk that movements in the price of the Derivative Instrument will not correlate or will correlate unfavorably with the foreign currency being hedged. A fund may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency.

The value of Derivative Instruments on foreign currencies depends on the value of the underlying currency relative to the US dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Derivative Instruments, a fund could be disadvantaged by having to deal in the odd-lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the US options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Derivative Instruments until they reopen.

Settlement of Derivative Instruments involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a fund might be required to accept or make delivery of the underlying foreign currency in accordance with any US or foreign regulations regarding the maintenance of foreign banking arrangements by US residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.


NON-DELIVERABLE FORWARD ("NDF"). Each fund that may invest outside the United States may enter into NDF currency contracts to purchase or sell foreign currencies for a fixed amount of US dollars or another foreign currency. Such transactions may serve as long hedges--for example, a fund may purchase a NDF currency contract to lock in the US dollar price of a security denominated in a foreign currency that the fund intends to acquire. NDF currency contract transactions may also serve as short hedges--for example, a fund may sell an NDF currency contract to lock in the US dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency. Each fund that may invest outside the United States may also enter into NDF currency contracts for purposes of risk management, efficient asset allocation and in pursuit of the fund's investment objective.

The cost to a fund of engaging in NDF currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because NDF currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When a fund enters into an NDF currency contract, it relies on the ability of a counterparty to pay any difference between the contracted exchange rate and the spot foreign exchange rate at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

Similar to futures contracts, parties to NDF currency contracts may be able to enter into offsetting closing transactions, similar to closing transactions on futures, by entering into an instrument identical to the instrument purchased or sold, but in the opposite direction. Secondary markets generally do not exist for NDF currency contracts, with the result that closing transactions generally can be made for NDF currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance


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that a fund will in fact be able to close out an NDF currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, a fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the fund would continue to be subject to market risk with respect to the position and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities in a segregated account.

The precise matching of NDF currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the NDF currency contract has been established. Thus, a fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by NDF contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

LIMITATIONS ON THE USE OF NDF CURRENCY CONTRACTS. A fund may enter into NDF currency contracts or maintain a net exposure to such contracts only if (1) the consummation of the contracts would not obligate the fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the fund segregates with its custodian cash or liquid securities in an amount not less than the value of its total assets committed to the consummation of the contract to the extent not covered as provided in (1) above, as marked to market daily.


FORWARD CURRENCY CONTRACTS. Each fund that invests outside the United States may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of US dollars or another foreign currency. Such transactions may serve as long hedges--for example, a fund may purchase a forward currency contract to lock in the US dollar price of a security denominated in a foreign currency that the fund intends to acquire. Forward currency contract transactions may also serve as short hedges--for example, a fund may sell a forward currency contract to lock in the US dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency. UBS PACE Alternative Strategies Investments may also enter into forward currency contracts for purposes of risk management, efficient asset allocation and in pursuit of the fund's investment objective.

The cost to a fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When a fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

As is the case with futures contracts, parties to forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by entering into an instrument identical to the instrument purchased or sold, but in the opposite direction. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, a fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the fund would continue to be subject to market risk with respect to the position and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities in a segregated account.

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The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, a fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

LIMITATIONS ON THE USE OF FORWARD CURRENCY CONTRACTS. A fund that may invest outside the United States may enter into forward currency contracts or maintain a net exposure to such contracts only if (1) the consummation of the contracts would not obligate the fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the fund segregates with its custodian cash or liquid securities in an amount not less than the value of its assets committed to the consummation of the contract to the extent not covered as provided in (1) above, as marked to market daily.

SWAP TRANSACTIONS. A fund may enter into swap transactions, which include swaps, caps, floors and collars relating to interest rates, currencies, securities or other instruments. Interest rate swaps involve an agreement between two parties to exchange payments that are based, for example, on variable and fixed rates of interest and that are calculated on the basis of a specified amount of principal (the "notional principal amount") for a specified period of time. Interest rate cap and floor transactions involve an agreement between two parties in which the first party agrees to make payments to the counterparty when a designated market interest rate goes above (in the case of a cap) or below (in the case of a floor) a designated level on predetermined dates or during a specified time period. Interest rate collar transactions involve an agreement between two parties in which payments are made when a designated market interest rate either goes above a designated ceiling level or goes below a designated floor level on predetermined dates or during a specified time period. Currency swaps, caps, floors and collars are similar to interest rate swaps, caps, floors and collars, but they are based on currency exchange rates rather than interest rates. Equity swaps or other swaps relating to securities or other instruments are also similar, but they are based on changes in the value of the underlying securities or instruments. For example, an equity swap might involve an exchange of the value of a particular security or securities index in a certain notional amount for the value of another security or index or for the value of interest on that notional amount at a specified fixed or variable rate.

A fund may enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. A fund may use interest rate swaps, caps, floors and collars as a hedge on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities. Interest rate swap transactions are subject to risks comparable to those described above with respect to other hedging strategies. UBS PACE Alternative Strategies Investments may also enter into swap transactions for purposes of risk management, efficient asset allocation and in pursuit of the fund's investment objectives.

A fund may enter into credit default swap agreements. The "buyer" in a credit default swap agreement is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation in exchange for the reference obligation. A fund may be either the buyer or seller in a credit default swap transaction. If a fund is a buyer and no event of default occurs, the fund will lose its investment and recover nothing. However, if an event of default occurs, the fund (if the buyer) will receive the full

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notional value of the reference obligation that may have little or no value.
As a seller, a fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than those associated with a direct investment in the reference obligation.

A fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out, with the fund receiving or paying, as the case may be, only the net amount of the two payments. Because segregated accounts will be established with respect to these transactions, UBS Global AM and the investment advisors believe these obligations do not constitute senior securities and, accordingly, will not treat them as being subject to a fund's borrowing restrictions. The net amount of the excess, if any, of a fund's obligations over its entitlements with respect to each rate swap will be accrued on a daily basis, and appropriate fund assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account. A fund also will establish and maintain such segregated accounts with respect to its total obligations under any swaps that are not entered into on a net basis.

A fund will enter into swap transactions only with banks and recognized securities dealers believed by its investment advisor to present minimal credit risk in accordance with guidelines established by the board. If there is a default by the other party to such a transaction, a fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

Swap agreements are generally valued by a fund at market value. In the case of a credit default swap sold by a fund, a fund will generally value the swap at its notional amount.

COLLATERALIZED DEBT OBLIGATIONS. The funds may invest in collateralized debt obligations ("CDOs"), which includes collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of fixed income securities. This pool may consist of high risk, below investment grade securities or investment grade securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the funds as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the funds' prospectuses (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to, the risk that: (i) distributions from collateral securities may not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.


Disclosure of portfolio holdings


POLICIES AND PROCEDURES GENERALLY. UBS Global AM and the funds' board have adopted portfolio holdings disclosure policies and procedures to govern the disclosure of the portfolio holdings of a fund. UBS Global AM and each fund's chief compliance officer also considered actual and potential material conflicts that could arise in such circumstances between the interests of fund shareholders, on the one hand, and those of a fund's manager, investment advisor, distributor, or any affiliated person of a fund, its manager, investment advisor, or its distributor, on the other. Each fund's disclosures policy with respect to the release of portfolio holdings information is to release only such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, each fund's portfolio holdings will not be made available to anyone outside of UBS Global AM or an investment advisor unless and until the information has been made available to all shareholders or the general public in a manner consistent with the spirit and terms of this policy.

After giving due consideration to such matters and after the exercise of their fiduciary duties and reasonable business judgment, UBS Global AM and the funds' board determined that each fund has a legitimate business purpose for disclosing portfolio holdings to certain persons/entities and that the policies and procedures are reasonably designed to ensure that disclosure of portfolio holdings and information about portfolio holdings is in the best interests of fund shareholders and appropriately address the potential for material conflicts of interest.

UBS Global AM's procedures require that UBS Global AM Legal and Compliance address any material conflicts of interest regarding a disclosure of portfolio holdings and determine whether a disclosure of a fund's portfolio holdings is for a legitimate business purpose and in the best interests of the fund's shareholders prior to the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the fund or UBS Global AM Legal and Compliance authorizing the disclosure of portfolio holdings. UBS Global AM Legal and Compliance will periodically review how each fund's portfolio holdings are being disclosed to and used by, if at all, service providers, UBS Global AM affiliates and certain fiduciaries, and broker-dealers to ensure that such use is for legitimate business reasons and in the best interests of the fund's shareholders. Each fund's investment advisor(s) have agreed to follow the policies and procedures adopted by UBS Global AM and the funds with respect to disclosure of the fund's portfolio holdings.

BOARD OVERSIGHT. The funds' board exercises continuing oversight of the disclosure of fund portfolio holdings by (i) overseeing the implementation and enforcement of the portfolio holdings disclosure policies and procedures, the funds' code of ethics, and policies and procedures regarding the misuse of inside information by the chief compliance officer of the fund, (ii) considering reports and recommendations by the chief compliance officer concerning any material compliance matters (as defined in Rule 38a-1 under the Investment Company Act and Rule 206(4)-7 under the Investment

Advisers Act of 1940) that may arise in connection with any policies governing portfolio holdings, and (iii) considering whether to approve or ratify any amendment to any policies governing portfolio holdings. UBS Global AM and the funds' board reserve the right to amend a fund's policies and procedures regarding the disclosure of portfolio holdings at any time and from time to time, subject to the approval of the funds' board.

COMPLETE PORTFOLIO HOLDINGS--DISCLOSURE TO SERVICE PROVIDERS SUBJECT TO CONFIDENTIALITY AND TRADING RESTRICTIONS. UBS Global AM and/or a fund's investment advisor(s) for legitimate business purposes, may disclose a fund's complete portfolio holdings at times it deems necessary and appropriate to rating and ranking organizations, financial printers, proxy voting service providers, pricing information vendors, third-parties that deliver analytical, statistical or consulting services, custodians or a redeeming party's custodian or transfer agent, as necessary in connection with redemptions in kind, and other third parties that provide services (collectively, "Service Providers") to UBS Global AM, a fund's investment advisors, and/or a fund.

Disclosure of complete portfolio holdings to a Service Provider is conditioned on the Service Provider being subject to a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information, pursuant to the terms of the service agreement between the Service Provider and a fund or UBS Global AM, or the terms of the confidentiality agreement. The frequency with which complete portfolio holdings may be disclosed to a Service Provider, and the length of lag, if any, between the date of information and the date on which the information is disclosed to the Service Provider, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to a fund and its shareholders, and the legitimate business purposes served by such disclosure. Disclosure of complete portfolio holdings to a Service Provider must be authorized in writing by the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary or by an attorney in the Legal Department of UBS Global AM.

COMPLETE PORTFOLIO HOLDINGS--DISCLOSURE TO UBS GLOBAL AM AND/OR INVESTMENT ADVISOR AFFILIATES AND CERTAIN FIDUCIARIES SUBJECT TO CONFIDENTIALITY AND TRADING RESTRICTIONS. A fund's complete portfolio holdings may be disclosed between and among the following persons (collectively, "Affiliates and Fiduciaries"), subject to authorization by the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary or by an attorney in the Legal Department of UBS Global AM, for legitimate business purposes within the scope of their official duties and responsibilities, subject to such persons' continuing duty of confidentiality and duty not to trade on the basis of any material nonpublic information, as such duties are imposed under a fund's, UBS Global AM's, and/or an investment advisor's code of ethics, a fund's policies and procedures regarding the prevention of the misuse of inside information, by agreement or under applicable laws, rules and regulations:
(i) persons who are subject to the codes of ethics or the policies and procedures regarding the prevention of the misuse of inside information; (ii) an investment advisor, distributor, administrator, sub-administrator, transfer agent, custodian or securities lending agent to a fund; (iii) an accounting firm, an auditing firm or outside legal counsel retained by UBS Global AM, an investment advisor, or a fund; (iv) an investment advisor to whom complete portfolio holdings are disclosed for due diligence purposes when the advisor is in merger or acquisition talks with a fund's current advisor; (v) a newly hired investment advisor or sub-advisor to whom complete portfolio holdings are disclosed prior to the time it commences its duties; and (vi) custodians or other third parties as necessary in connection with redemptions in kind of a fund's shares.

The frequency with which complete portfolio holdings may be disclosed between and among Affiliates and Fiduciaries, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed between and among the Affiliates and Fiduciaries, is determined by such fund officer or the General Counsel or Associate General Counsel within the Legal Department of UBS Global AM based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to a fund and its shareholders and the legitimate business purposes served by such disclosure.

COMPLETE AND PARTIAL PORTFOLIO HOLDINGS--ARRANGEMENTS TO DISCLOSE TO SERVICE PROVIDERS AND FIDUCIARIES. As of the date of this SAI, the specific Service Providers and Fiduciaries with whom the funds have arrangements to provide portfolio holdings in advance of their release to the general public in the course of performing or to enable them to perform services for the funds are:

- State Street Bank and Trust Company, each fund's custodian, receives portfolio holdings information daily on a real-time basis.

- Ernst & Young LLP, each fund's independent registered public accounting firm, receives portfolio holdings information on an annual and semiannual basis for reporting purposes. There is a 30-day lag between the date of portfolio holdings information and the date on which the information is disclosed to Ernst & Young. Ernst & Young also receives portfolio holdings information annually at a year-end for audit purposes. In this case, there is no lag between the date of the portfolio holdings information and the date on which the information is disclosed to Ernst & Young.

- The rating agencies of Morningstar, Standard & Poor's and Lipper receive portfolio holdings information on a monthly basis so that each fund may be included in each rating agency's industry reports and other materials. There is a 30-day lag between the date of the portfolio holdings information and the date on which the information is disclosed to the rating agencies.

- A limited number of financial printers used by each fund to print and file its annual and semiannual shareholder reports and other regulatory materials. There is at least a three week lag between the date of the portfolio holdings information and the date on which the information is disclosed to the printer.

- Institutional Shareholder Services Inc. receives portfolio holdings information daily on a real-time basis in connection with proxy voting and class action claims processing services provided to the funds.

In addition, certain investment advisors disclose their portfolio holding information to the following parties on a daily basis:

- Brown Brothers Harriman & Co., which provides corporate actions services and trade confirmation.

-    FactSet Research Systems, Inc., which provides analytical services.


-    Automatic Data Processing, which provides proxy voting services.

- State Street Investment Manager Solutions, which provides operational functions related to OTC derivative swap products.

- Vastardis Fund Services L.P., which provides consulting services, including shadow compliance monitoring.

Certain investment advisors also disclose their portfolio holding information on a weekly basis to Investment Technology Group, which provides analytical services.

COMPLETE AND PARTIAL PORTFOLIO HOLDINGS--DISCLOSURE TO BROKER-DEALERS IN THE NORMAL COURSE OF MANAGING FUND ASSETS. An investment advisor, administrator or custodian for a fund may, for legitimate business purposes within the scope of their official duties and responsibilities, disclose portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions comprising a fund to one or more broker-dealers during the course of, or in connection with, normal day-to-day securities and derivatives transactions with or through such broker-dealers subject to the broker-dealer's legal obligation not to use or disclose material nonpublic information concerning a fund's portfolio holdings, other investment positions, securities transactions or derivatives transactions without the consent of the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of a fund, or an attorney in the UBS Global AM Legal and Compliance Department. No fund has given its consent to any such use or disclosure and no person or agent of UBS Global AM or any investment advisor is authorized to give such consent except as approved by a fund's board. In the event consent is given to disclose portfolio holdings to a broker-dealer, the frequency with which the portfolio holdings may be disclosed to a broker-dealer, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the broker-dealer, is to be determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, and the risk of harm to a fund and its shareholders, and the legitimate fund business purposes served by such disclosure.

COMPLETE AND PARTIAL PORTFOLIO HOLDINGS--DISCLOSURE AS REQUIRED BY APPLICABLE LAW. Fund portfolio holdings and other investment positions comprising a fund may be disclosed to any person as required by applicable laws, rules and regulations. Examples of such required disclosure include, but are not limited to, disclosure of fund portfolio holdings (i) in a filing or submission with the SEC or another regulatory body, (ii) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case, (iii) in connection with a lawsuit or (iv) as required by court order, subpoena or similar process (e.g., arbitration proceeding).

DISCLOSURE OF NON-MATERIAL INFORMATION. Policies and procedures regarding non-material information permit UBS Global AM, investment advisors, fund officers, fund portfolio managers, and other senior officers of UBS Global AM Finance, UBS Global AM Legal and Compliance Departments, and anyone employed by or associated with UBS Global AM who has been authorized by the UBS Global AM Legal Department (collectively, "Approved Representatives") to disclose any views, opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information, in connection with or relating to a fund or its portfolio holdings and/or other investment positions (collectively, commentary and analysis) or any changes in the portfolio holdings of a fund that occurred after the most recent calendar-quarter end (recent portfolio changes) to any person if such information does not constitute material nonpublic information.

An Approved Representative must make a good faith determination whether the information constitutes material nonpublic information, which involves an assessment of the particular facts and circumstances. UBS Global AM and the investment advisors believe that in most cases recent portfolio changes that involve a few or even several securities in a diversified portfolio or commentary and analysis would be immaterial and would not convey any advantage to a recipient in making an investment decision concerning a fund. Nonexclusive examples of commentary and analysis about a fund include (i) the allocation of the fund's portfolio holdings and other investment positions among various asset classes, sectors, industries and countries, (ii) the characteristics of the fund's portfolio holdings and other investment positions, (iii) the attribution of fund returns by asset class, sector, industry and country, and (iv) the volatility characteristics of the fund. An Approved Representative may in its sole discretion determine whether to deny any request for information made by any person, and may do so for any reason or no reason.

PROHIBITIONS ON DISCLOSURE OF PORTFOLIO HOLDINGS. No person is authorized to disclose fund portfolio holdings or other investment positions (whether online at http://www.ubs.com, in writing, by fax, by e-mail, orally or by other means) except in accordance with the applicable policies and procedures. In addition, no person is authorized to make disclosure pursuant to these policies and procedures if such disclosure is otherwise unlawful under the antifraud provisions of the federal securities laws (as defined in Rule 38a-1 under the Investment Company Act). Furthermore, UBS Global AM and/or any investment advisor in its sole discretion, may determine not to disclose portfolio holdings or other investment positions comprising a fund to any person who could otherwise be eligible to receive such information under the applicable policies and procedures, or may determine to make such disclosures publicly as provided by the policies and procedures.

PROHIBITIONS ON RECEIPT OF COMPENSATION OR OTHER CONSIDERATION. The portfolio holdings disclosure policies and procedures prohibit a fund, its investment advisor and any other person to pay or receive any compensation or other consideration of any type for the purpose of obtaining disclosure of fund portfolio holdings or other investment positions. "Consideration" includes any agreement to maintain assets in a fund or in other investment companies or accounts managed by the investment adviser or by any affiliated person of the investment advisor.

Please see the Prospectus regarding the posting of information regarding certain top equity holdings after calendar-quarter ends.

Organization of the trust; trustees and officers; principal holders and management ownership of securities


The Trust was organized on September 9, 1994 as a statutory trust under the laws of the State of Delaware and currently has fifteen operating series. The Trust has authority to establish additional series and to issue an unlimited number of shares of beneficial interest of each existing or future series, par value $0.001 per share.


The Trust is governed by a board of trustees, which oversees each fund's operations. Each trustee who has attained the age of seventy-four (74) years will be subject to retirement on the last day of the month in which he or she attains such age. The table below shows, for each trustee (sometimes referred to as a "board member") and executive officer, his or her name, address and age, the position held with the Trust, the length of time served as a trustee or officer of the Trust, the trustee's or officer's principal occupation during the last five years, the number of funds in the UBS fund complex overseen by the trustee or officer, and other directorships held by such trustee.


INTERESTED TRUSTEE

                                         TERM OF
                                       OFFICE+ AND
                          POSITION(S)   LENGTH OF                               NUMBER OF PORTFOLIOS IN
NAME, ADDRESS,             HELD WITH       TIME      PRINCIPAL OCCUPATION(s)     FUND COMPLEX OVERSEEN       OTHER DIRECTORSHIPS
AND AGE                       TRUST       SERVED       DURING PAST 5 YEARS             BY TRUSTEE              HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------
Meyer Feldberg++; 64      Trustee      Since        Professor Feldberg is     Professor Feldberg is a      Professor Feldberg
Morgan Stanley                         1997         Dean Emeritus and         director or trustee of 29    is also a director of
1585 Broadway                                       Sanford Bernstein         investment companies         Primedia Inc.
33rd Floor                                          Professor of Leadership   (consisting of 48            (publishing),
New York, NY 10036                                  and Ethics at Columbia    portfolios) for which        Federated
                                                    Business School,          UBS Global AM or one         Department Stores,
                                                    although on a two         of its affiliates serves as  Inc. (operator of
                                                    year leave of absence.    investment advisor, sub-     department stores),
                                                    He is also senior         advisor or manager.          Revlon, Inc.
                                                    advisor to Morgan                                      (cosmetics) and
                                                    Stanley (financial                                     SAPPI, Ltd.
                                                    services) (since March                                 (producer of
                                                    2005). Prior to July                                   paper).
                                                    2004, he was Dean
                                                    and Professor of
                                                    Management of the
                                                    Graduate School of
                                                    Business at Columbia
                                                    University (since 1989).

INDEPENDENT TRUSTEES

Richard Q. Armstrong; 71  Trustee      Since        Mr. Armstrong is          Mr. Armstrong is a           None
c/o Willkie Farr &        and          2001         chairman and principal    director or trustee of 16
Gallagher LLP             Chairman     (Trustee);   of R.Q.A. Enterprises     investment companies
787 Seventh Avenue        of the       Since        (management               (consisting of 35
New York, NY 10019-6099   Board of     2004         consulting firm) (since   portfolios) for which
                          Trustees     (Chairman    April 1991 and            UBS Global AM or one
                                       of the       principal occupation      of its affiliates serves as
                                       Board of     since March 1995).        investment advisor,
                                       Trustees)                              sub-advisor or manager.

                                         TERM OF
                                       OFFICE+ AND
                          POSITION(S)   LENGTH OF                               NUMBER OF PORTFOLIOS IN
NAME, ADDRESS,             HELD WITH       TIME      PRINCIPAL OCCUPATION(s)     FUND COMPLEX OVERSEEN       OTHER DIRECTORSHIPS
AND AGE                       TRUST       SERVED       DURING PAST 5 YEARS             BY TRUSTEE              HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------
Alan S. Bernikow; 65      Trustee      Since        Mr. Bernikow is a         Mr. Bernikow is a            Mr. Bernikow is
207 Benedict Ave.                      2005         consultant on non-        director or trustee of 16    also a director of
Staten Island, NY 10314                             management matters        investment companies         Revlon, Inc.
                                                    for the firm of           (consisting of 36            (cosmetics) (and
                                                    Deloitte & Touche         portfolios) for which        serves as the chair
                                                    (international            UBS Global AM or one         of its audit
                                                    accounting and            of its affiliates serves as  committee), a
                                                    consulting firm)(since    investment advisor, sub-     director of
                                                    June 2003). Previously,   advisor or manager.          Mack-Cali Realty
                                                    he was Deputy Chief                                    Corporation (real
                                                    Executive Officer at                                   estate investment
                                                    Deloitte & Touche.                                     trust) (and serves as
                                                                                                           the chair of its
                                                                                                           audit committee) and a
                                                                                                           director of
                                                                                                           the Casual Male
                                                                                                           Retail Group, Inc.
                                                                                                           (menswear).

Richard R. Burt; 59       Trustee      Since        Mr. Burt is chairman of   Mr. Burt is a director or    Mr. Burt is also a
1275 Pennsylvania Ave.,                1995         Diligence Inc.            trustee of 16 investment     director of The
N.W. Washington,                                    (international            companies (consisting of     Central European
D.C. 20004                                          information and risk      36 portfolios) for which     Fund, Inc., The
                                                    management firm) and      UBS Global AM or one         Germany Fund, Inc.,
                                                    IEP Advisors              of its affiliates serves as  The New Germany
                                                    (international            investment advisor,          Fund, Inc., IGT, Inc.
                                                    investments and           sub-advisor or manager.      (provides
                                                    consulting firm).                                      technology to gaming
                                                                                                           and wagering industry)
                                                                                                           and The Protective
                                                                                                           Group, Inc. (produces
                                                                                                           armor products).

Bernard H. Garil; 66      Trustee      Since        Mr. Garil is retired      Mr. Garil is a director or   Mr. Garil is also a
6754 Casa Grande Way                   2005         (since 2001). He was a    trustee of 16 investment     director of the OFI
Delray Beach, FL 33446                              Managing Director at      companies (consisting of     Trust Company
                                                    PIMCO Advisory            36 portfolios) for which     (commercial trust
                                                    Services (from 1999 to    UBS Global AM or one         company) and a
                                                    2001) where he served     of its affiliates serves as  trustee for the
                                                    as President of closed-   investment advisor, sub-     Brooklyn College
                                                    end funds and Vice-       advisor or manager.          Foundation, Inc.
                                                    President of the                                       (charitable
                                                    variable insurance                                     foundation).
                                                    product funds advised
                                                    by OpCap Advisors
                                                    (until 2001).

                                         TERM OF
                                       OFFICE+ AND
                          POSITION(S)   LENGTH OF                               NUMBER OF PORTFOLIOS IN
NAME, ADDRESS,             HELD WITH       TIME      PRINCIPAL OCCUPATION(s)     FUND COMPLEX OVERSEEN       OTHER DIRECTORSHIPS
AND AGE                       TRUST       SERVED       DURING PAST 5 YEARS             BY TRUSTEE              HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------
Heather R. Higgins; 47    Trustee      Since        Ms. Higgins is the        Ms. Higgins is a director    None
255 E. 49th St.,                       2005         President and Director    or trustee of 16
Suite 23D                                           of The Randolph           investment companies
New York, NY 10017                                  Foundation (charitable    (consisting of 36
                                                    foundation)               portfolios) for which
                                                    (since1991). Ms.          UBS Global AM or one
                                                    Higgins also serves on    of its affiliates serves as
                                                    the boards of several     investment advisor, sub-
                                                    non-profit charitable     advisor or manager.
                                                    groups, including the
                                                    Independent Women's
                                                    Forum (chairman), the
                                                    Philanthropy
                                                    Roundtable (vice
                                                    chairman) and the
                                                    Hoover Institution
                                                    (executive committee).


----------
+ Each trustee holds office for an indefinite term. Each trustee who has attained the age of seventy-four (74) years will be subject to retirement on the last day of the month in which he or she attains such age.

++ Professor Feldberg is deemed an "interested person" of the Trust as defined in the Investment Company Act because he is a senior advisor to Morgan Stanley, a financial services firm with which the Trust may conduct transactions.

OFFICERS


                             POSITION(S)   TERM OF OFFICE+
NAME, ADDRESS,                HELD WITH     AND LENGTH OF             PRINCIPAL OCCUPATION(S)
AND AGE                         TRUST        TIME SERVED                DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------
Joseph Allessie*; 41        Vice           Since 2005       Mr. Allessie is a director and deputy
                            President and                   general counsel at UBS Global Asset
                            Assistant                       Management (US) Inc. and UBS Global
                            Secretary                       Asset Management (Americas) Inc.
                                                            (collectively, "UBS Global AM --
                                                            Americas region") (since 2005). Prior to
                                                            joining UBS Global AM -- Americas
                                                            region, he was senior vice president and
                                                            general counsel of Kenmar Advisory
                                                            Corp. (from 2004 to 2005). Prior to
                                                            that, Mr. Allessie was general counsel
                                                            and secretary of GAM USA Inc., GAM
                                                            Investments, GAM Services, GAM Funds,
                                                            Inc. and the GAM Avalon Funds (from
                                                            1999 to 2004). Mr. Allessie is a vice
                                                            president and assistant secretary of
                                                            20 investment companies (consisting
                                                            of 91 portfolios) for which UBS Global
                                                            AM -- Americas region or one of its
                                                            affiliates serves as investment advisor,
                                                            sub-advisor or manager.

Rose Ann Bubloski*; 38      Vice           Since 2006       Ms. Bubloski is an associate director
                            President and                   and a senior manager of the US Mutual
                            Assistant                       Fund Treasury Administration department
                            Treasurer                       of UBS Global AM -- Americas region
                                                            (since 2004). Ms. Bubloski is vice
                                                            president and assistant treasurer of
                                                            20 investment companies (consisting of
                                                            91 portfolios) for which UBS Global
                                                            AM -- Americas region or one of its
                                                            affiliates serves as investment advisor,
                                                            sub-advisor or manager.

                             POSITION(S)   TERM OF OFFICE+
NAME, ADDRESS,                HELD WITH     AND LENGTH OF             PRINCIPAL OCCUPATION(S)
AND AGE                         TRUST        TIME SERVED                DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------
Thomas Disbrow*; 40         Vice           Since 2000       Mr. Disbrow is a director (since 2001)
                            President and  (Vice            and the head of US Mutual Fund Treasury
                            Treasurer      President)       Administration Department (since 2006)
                                           Since 2004       of UBS Global AM -- Americas region.
                                           (Treasurer)      Mr. Disbrow is a vice president and
                                                            treasurer of 20 investment companies
                                                            (consisting of 91 portfolios) and
                                                            principal accounting officer of
                                                            four investment companies (consisting
                                                            of 56 portfolios) for which UBS Global
                                                            AM -- Americas region or one of its
                                                            affiliates serves as investment advisor,
                                                            sub-advisor or manager.

Michael J. Flook*; 41       Vice           Since 2006       Mr. Flook is an associate director and a
                            President and                   senior manager of the US Mutual Fund
                            Assistant                       Treasury Administration Department of
                            Treasurer                       UBS Global AM -- Americas region
                                                            (since 2006). Prior to joining UBS Global
                                                            AM -- Americas region, he was a
                                                            senior manager with The Reserve (asset
                                                            management firm) from May 2005 to
                                                            May 2006. Prior to that he was a
                                                            senior manager with PFPC Worldwide
                                                            since October 2000. Mr. Flook is a vice
                                                            president and assistant treasurer of
                                                            20 investment companies (consisting of
                                                            91 portfolios) for which UBS Global
                                                            AM -- Americas region or one of its
                                                            affiliates serves as investment advisor,
                                                            sub-advisor or manager.

                             POSITION(S)   TERM OF OFFICE+
NAME, ADDRESS,                HELD WITH     AND LENGTH OF             PRINCIPAL OCCUPATION(S)
AND AGE                         TRUST        TIME SERVED                DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------
Mark F. Kemper**; 48        Vice           Since 2004       Mr. Kemper is general counsel of UBS
                            President and                   Global AM -- Americas region (since
                            Secretary                       July 2004). Mr. Kemper also is a
                                                            managing director of UBS Global AM --
                                                            Americas region (since 2006). He was
                                                            deputy general counsel of UBS Global
                                                            Asset Management (Americas) Inc.
                                                            ("UBS Global AM -- Americas") from
                                                            July 2001 to July 2004. He has been
                                                            secretary of UBS Global AM --
                                                            Americas since 1999 and assistant
                                                            secretary of UBS Global Asset
                                                            Management Trust Company since
                                                            1993. Mr. Kemper is secretary of UBS
                                                            Global AM -- Americas region (since
                                                            2004). Mr. Kemper is vice president and
                                                            secretary of 20 investment companies
                                                            (consisting of 91 portfolios) for which
                                                            UBS Global AM -- Americas region or
                                                            one of its affiliates serves as investment
                                                            advisor, sub-advisor or manager.

Joanne M. Kilkeary*; 38     Vice           Since 1999       Ms. Kilkeary is an associate director
                            President and                   (since 2000) and a senior manager (since
                            Assistant                       2004) of the US Mutual Fund Treasury
                            Treasurer                       Administration Department of UBS Global
                                                            AM -- Americas region. Ms. Kilkeary is a
                                                            vice president and assistant treasurer of
                                                            20 investment companies (consisting
                                                            of 91 portfolios) for which UBS Global
                                                            AM -- Americas region or one of its
                                                            affiliates serves as investment advisor,
                                                            sub-advisor or manager.

                             POSITION(S)   TERM OF OFFICE+
NAME, ADDRESS,                HELD WITH     AND LENGTH OF             PRINCIPAL OCCUPATION(S)
AND AGE                         TRUST        TIME SERVED                DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------
Tammie Lee*; 35             Vice           Since 2005       Ms. Lee is a director and associate general
                            President and                   counsel of UBS Global AM -- Americas
                            Assistant                       region (since November 2005). Prior to
                            Secretary                       joining UBS Global AM -- Americas
                                                            region, she was vice president and
                                                            counsel at Deutsche Asset
                                                            Management/Scudder Investments from
                                                            April 2003 to October 2005. Prior to that
                                                            she was assistant vice president and
                                                            counsel at Deutsche Asset
                                                            Management/Scudder Investments from
                                                            July 2000 to March 2003. Prior to joining
                                                            Deutsche Asset Management/Scudder
                                                            Investments, she was assistant counsel at
                                                            First Investors Corporation from August
                                                            1996 to June 2000. Ms. Lee is a vice
                                                            president and assistant secretary of
                                                            20 investment companies (consisting
                                                            of 91 portfolios) for which UBS Global
                                                            AM -- Americas region or one of its
                                                            affiliates serves as investment advisor,
                                                            sub-advisor or manager.

Michael H. Markowitz**; 41  Vice           Since 2001       Mr. Markowitz is a managing director,
                            President                       portfolio manager and head of US short
                                                            duration fixed income of UBS Global
                                                            AM -- Americas region. Mr. Markowitz
                                                            is a vice president of five investment
                                                            companies (consisting of 23 portfolios)
                                                            for which UBS Global AM -- Americas
                                                            region or one of its affiliates serves as
                                                            investment advisor, sub-advisor or
                                                            manager.

Joseph McGill*; 44          Vice           Since 2004       Mr. McGill is a managing director (since
                            President and                   2006) and chief compliance officer
                            Chief                           (since 2003) at UBS Global AM --
                            Compliance                      Americas region (since 2003). Prior to
                            Officer                         joining UBS Global AM -- Americas
                                                            region, he was assistant general counsel
                                                            at J.P. Morgan Investment Management
                                                            (from 1999 to 2003). Mr. McGill is a
                                                            vice president and chief compliance
                                                            officer of 20 investment companies
                                                            (consisting of 91 portfolios) for which
                                                            UBS Global AM -- Americas region or
                                                            one of its affiliates serves as investment
                                                            advisor, sub-advisor or manager.

                             POSITION(S)   TERM OF OFFICE+
NAME, ADDRESS,                HELD WITH     AND LENGTH OF             PRINCIPAL OCCUPATION(S)
AND AGE                         TRUST        TIME SERVED                DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------
Eric Sanders*; 41           Vice           Since 2005       Mr. Sanders is a director and associate
                            President and                   general counsel of UBS Global AM --
                            Assistant                       Americas region (since 2005). From
                            Secretary                       1996 until June 2005, he held various
                                                            positions at Fred Alger & Company,
                                                            Incorporated, the most recent being
                                                            assistant vice president and associate
                                                            general counsel. Mr. Sanders is a vice
                                                            president and assistant secretary of
                                                            20 investment companies (consisting of
                                                            91 portfolios) for which UBS Global
                                                            AM -- Americas region or one of its
                                                            affiliates serves as investment advisor,
                                                            sub-advisor or manager.

Andrew Shoup*; 50           Vice           Since 2006       Mr. Shoup is a managing director and
                            President and                   senior member of the Global Treasury
                            Chief                           Administration Department of UBS Global
                            Operating                       AM -- Americas region (since 2006).
                            Officer                         Prior to joining UBS Global AM --
                                                            Americas region, he was Chief
                                                            Administrative Officer for the Legg
                                                            Mason Partner Funds (formerly Smith
                                                            Barney, Salomon Brothers and CitiFunds
                                                            mutual funds) from November 2003 to
                                                            July 2006. Prior to that, he held various
                                                            positions with Citigroup Asset
                                                            Management and related companies with
                                                            their domestic and offshore mutual funds
                                                            since 1993. Additionally, he has worked
                                                            for another mutual fund complex as well
                                                            as spending eleven years in public
                                                            accounting. Mr. Shoup is a vice president
                                                            and chief operating officer of 20
                                                            investment companies (consisting
                                                            of 91 portfolios) for which UBS Global
                                                            AM -- Americas region or one of its
                                                            affiliates serves as investment advisor,
                                                            sub-advisor or manager.

                             POSITION(S)   TERM OF OFFICE+
NAME, ADDRESS,                HELD WITH     AND LENGTH OF             PRINCIPAL OCCUPATION(S)
AND AGE                         TRUST        TIME SERVED                DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------
Kai R. Sotorp**; 47         President      Since 2006       Mr. Sotorp is the Head of the Americas
                                                            for UBS Global Asset Management (since
                                                            2004); a member of the UBS Group
                                                            Managing Board (since 2003) and a
                                                            member of the UBS Global Asset
                                                            Management Executive Committee (since
                                                            2001). Prior to his current role,
                                                            Mr. Sotorp was Head of UBS Global
                                                            Asset Management -- Asia Pacific (2002-
                                                            2004), covering Australia, Japan, Hong
                                                            Kong, Singapore and Taiwan; Head of
                                                            UBS Global Asset Management (Japan)
                                                            Ltd. (2001-2004) and Representative
                                                            Director and President of UBS Global
                                                            Asset Management (Japan) Ltd. (2000-
                                                            2004). Mr. Sotorp is President of 20
                                                            investment companies (consisting of 91
                                                            portfolios) for which UBS Global Asset
                                                            Management -- Americas region or one
                                                            of its affiliates serves as investment
                                                            advisor, sub-advisor or manager.

Keith A. Weller*; 45        Vice           Since 2000       Mr. Weller is an executive director and
                            President and                   senior associate general counsel of UBS
                            Assistant                       Global AM -- Americas region (since
                            Secretary                       2005) and has been an attorney with
                                                            affiliated entities since 1995. Mr. Weller
                                                            is a vice president and assistant
                                                            secretary of 20 investment companies
                                                            (consisting of 91 portfolios) for which
                                                            UBS Global AM -- Americas region or
                                                            one of its affiliates serves as investment
                                                            advisor, sub-advisor or manager.


----------
* This person's business address is 51 West 52nd Street, New York, New York 10019-6114.

** This person's business address is One North Wacker Drive, Chicago, Illinois 60606.

+ Officers of the Trust are appointed by the trustees and serve at the pleasure of the board.

INFORMATION ABOUT TRUSTEE OWNERSHIP OF FUND SHARES


                                                                         AGGREGATE DOLLAR RANGE OF EQUITY
                                                                           SECURITIES IN ALL REGISTERED
                                                                         INVESTMENT COMPANIES OVERSEEN BY
                                                                         TRUSTEE FOR WHICH UBS GLOBAL AM
                                              DOLLAR RANGE OF EQUITY   OR AN AFFILIATE SERVES AS INVESTMENT
TRUSTEE*                       FUND            SECURITIES IN FUNDS**     ADVISOR, SUB-ADVISOR OR MANAGER**
-----------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
Meyer Feldberg         UBS PACE Large Co        $50,001 - $100,000                  Over $100,000
                       Growth Equity
                       Investments

                       UBS PACE                 $50,001 - $100,000
                       International
                       Emerging Markets
                       Equity Investments

INDEPENDENT TRUSTEES
Richard Q. Armstrong   None                            None                         Over $100,000

Alan S. Bernikow       None                            None                             None

Richard R. Burt        UBS PACE Large Co         $10,001 - $50,000                  Over $100,000
                       Value Equity
                       Investments

                       UBS PACE                 $50,001 - $100,000
                       Small/Medium Co
                       Growth Equity
                       Investments

                       UBS PACE                  $10,001 - $50,000
                       International Equity
                       Investments

Bernard H. Garil       UBS PACE Large Co        $50,001 - $100,000                  Over $100,000
                       Growth Equity
                       Investments

                       UBS PACE                 $50,001 - $100,000
                       Small/Medium Co
                       Growth Equity
                       Investments

Heather R. Higgins     None                            None                             None


----------
* To the extent they have not already done so, the Trustees have each agreed to invest the equivalent of a minimum of one year's Trustees' fees, in the aggregate, in the funds in the UBS fund complex. Such investments may be spread across a number of funds, and they may not necessarily be made in any one particular fund overseen. The investment will be made over a period not to exceed three years from the beginning of 2004 or the date of their election to the Board, whichever is later.

**   Information regarding ownership is as of December 31, 2005.

COMMITTEES


The Trust has an Audit Committee and a Nominating and Corporate Governance Committee. The members of the Audit Committee are the Independent Trustees. Alan S. Bernikow is chairperson of the Audit Committee. The following Independent Trustees are members of the Nominating and Corporate Governance
Committee: Richard Q. Armstrong, Richard R. Burt, Bernard H. Garil and Heather R. Higgins.


The Audit Committee is responsible for, among other things: (i) overseeing the scope of the funds' audit, (ii) overseeing the funds' accounting and financial reporting policies, practices and internal controls; (iii) approving, and recommending to the board for ratification, the selection, appointment, retention or termination of the funds' independent registered public accounting firm, as well as determining the compensation thereof. In furtherance of its duties, the Audit Committee also is responsible for, among other things: obtaining assurance from the funds' independent auditors of their independence and discussing any disclosed relationships or services that may diminish the objectivity and independence of the independent registered public accounting firm; inquiring as to the funds' qualification under Subchapter M of the Internal Revenue Code and the amounts distributed and reported to shareholders; reviewing with the registered public accounting firm any problems or difficulties with the audit; and reporting to the full board and making recommendations as it deems necessary or appropriate. Although the Audit Committee has the responsibilities described above, it is not responsible for planning or conducting the funds' audit or determining whether the funds' financial statements are complete and accurate and are in accordance with U.S. generally accepted accounting principles. Absent actual knowledge to the contrary, Audit Committee members are entitled to rely on the accuracy of the information they receive from persons within and outside the fund.

The Audit Committee currently normally meets in conjunction with regular board meetings, or more frequently as called by its chairperson. During the Trust's fiscal year ended July 31, 2006, the Audit Committee held five meetings.

The funds' board has also established a Nominating and Corporate Governance Committee that acts pursuant to a written charter. The Nominating and Corporate Governance Committee is responsible for, among other things, selecting, evaluating and recommending to the board candidates to be nominated as additional Independent Trustees; making recommendations to the board with respect to compensation of board and committee members; performing an annual evaluation of the board and its committees; reporting on such evaluation to the board; and performing such other corporate governance functions as the board may authorize. The Nominating and Corporate Governance Committee held one meeting during the fiscal year ended July 31, 2006. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy among the Independent Trustees occurs. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the Trust at UBS Global Asset Management (Americas) Inc., 51
West 52nd Street, New York, New York 10019-6114 and indicate on the envelope "Nominating and Corporate Governance Committee." The shareholder's letter should state the nominee's name and should include the nominee's resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated by the board and to serve if elected by shareholders.

INFORMATION ABOUT INDEPENDENT TRUSTEE OWNERSHIP OF SECURITIES ISSUED BY UBS GLOBAL AM OR ANY COMPANY CONTROLLING, CONTROLLED BY OR UNDER COMMON CONTROL WITH UBS GLOBAL AM

As of December 31, 2005, the Independent Trustees and their immediate family members did not own any securities issued by UBS Global AM or any company controlling, controlled by or under common control with UBS Global AM.

COMPENSATION

Each Independent Trustee receives, in the aggregate from the UBS Global AM funds he or she oversees, an annual retainer of $95,000 and a $13,000 fee for each regular joint meeting of the boards of the those funds (and each in-person special joint meeting of the boards of the those funds) actually attended. Independent Trustees who participate in previously scheduled in-person joint meetings of the boards of the UBS Global AM funds by telephone to accommodate other business obligations are paid $2,000 for such meetings. Independent Trustees who participate in previously scheduled in-person joint meetings of the Boards of the UBS Global AM funds by telephone because of illness or other unavoidable circumstances are paid the full meeting fee. Each Independent Trustee receives from the relevant fund $2,000 for each special in-person meeting (not held as a joint meeting) of the board of that fund actually attended where a fund's board must meet separately from the regularly scheduled joint board meetings. Independent Trustees who participate in scheduled telephonic meetings of the board(s) of one or more funds are paid $1,000 for each such meeting actually attended.

The board's Chairman receives annually an additional $50,000; the chairperson of the Audit Committee receives annually an additional $35,000; and the chairperson of the Nominating and Corporate Governance Committee receives annually an additional $25,000; provided that, if a board member simultaneously holds more than one such position, he or she is paid only the higher of the fees otherwise payable for these positions. Independent Trustees who are also members of the Audit Committee and/or Nominating and Corporate Governance Committee are paid $2,000 for each meeting of such Committee actually attended, provided that such meeting is not held in conjunction with a regularly scheduled board meeting. The foregoing fees are allocated among all such funds (or each relevant fund in the case of a special meeting) as follows: (i) one-half of the expense is allocated pro rata based on the funds' relative net assets at the end of the calendar quarter preceding the date of payment; and (ii) one-half of the expense is allocated equally according to the number of such funds. No officer, director or employee of UBS Global AM or one of its affiliates presently receives any compensation from the funds for acting as a board member or officer. All board members are reimbursed for expenses incurred in attending meetings. Professor Feldberg, an interested person, is compensated by management.

The table below includes certain information relating to the compensation of the Trust's current board members and the compensation of those board members from all funds for which UBS Global AM or an affiliate served as an investment advisor, sub-advisor or manager during the periods indicated.

COMPENSATION TABLE+


                                     AGGREGATE       TOTAL COMPENSATION FROM
                                   COMPENSATION          THE TRUST AND THE
NAME OF PERSON, POSITION        FROM THE TRUST* ++        FUND COMPLEX**
------------------------        ------------------   -----------------------
Richard Q. Armstrong, Trustee         $56,794                $164,514
Alan S. Bernikow, Trustee              27,727                       0
Richard R. Burt, Trustee               51,242                 142,500
Meyer Feldberg, Trustee~                    0                 172,983
Bernard H. Garil, Trustee              23,793                       0
Heather R. Higgins, Trustee            23,793                       0


----------
+ Only Independent Trustees are compensated by the funds for which UBS Global AM or an affiliate serves as investment advisor, sub-advisor or manager; board members who are "interested persons," as defined in the Investment Company Act, do not receive compensation from the funds.

++ UBS PACE High Yield Investments and UBS PACE Alternative Strategies Investments did not commence operations until April 3, 2006. UBS PACE Real Estate Securities Investments is expected to commence operations on or about November 30, 2006. Thus, the amounts included under "Aggregate Compensation from the Trust" do not represent or include amounts paid by these funds.

* Represents total fees paid by the Trust to each Independent Trustee for the fiscal year ended July 31, 2006.


** Represents fees paid during the calendar year ended December 31, 2005 to each Independent Trustee by: (a) 16 investment companies in the case of Messrs. Armstrong, Bernikow and Garil and Ms. Higgins; and (b) 30 investment companies in the case of Professor Feldberg, for which UBS Global AM or one of its affiliates served as investment advisor, sub-advisor or manager. No fund within the UBS fund complex has a bonus, pension, profit sharing or retirement plan.


~ Until March 1, 2005, Professor Feldberg was an independent trustee and was compensated as such by the funds for which UBS Global AM or an affiliate served as investment advisor, sub-advisor, or manager. Effective March 1, 2005, Professor Feldberg is an "interested person" of the fund due to his position as Senior Advisor with Morgan Stanley. As such, Professor Feldberg is no longer compensated by the funds for which UBS Global AM serves as investment advisor, sub-advisor, or manager. Professor Feldberg is compensated by UBS Global AM with respect to those funds; other funds within the fund complex for which an affiliate of UBS Global AM serves as an advisor continue to pay Professor Feldberg.

PRINCIPAL HOLDERS AND MANAGEMENT OWNERSHIP OF SECURITIES


As of November 1, 2006 trustees and officers owned in the aggregate less than 1% of the outstanding shares of any class of each fund.

As of November 1, 2006 the following shareholders were shown in the Trust's records as owning more than 5% of any class of a fund's shares. Except as listed below, the Trust does not know of any other person who owns beneficially 5% or more of any class of a fund's shares:



                                                             PERCENTAGE OF SHARES
                                                            BENEFICIALLY OWNED AS
FUND                          NAME AND ADDRESS*              OF NOVEMBER 1, 2006
----                          -----------------             ---------------------
UBS PACE Alternative          UBS Financial Services Inc.           10.17%
Strategies Investments--      FBO Chapel Hill Residential
Class A                       Retirement Center Inc.

UBS PACE Alternative          UBS Financial Services Inc.           26.62%
Strategies Investments--      UBS-Finsvc CDN FBO
Class B                       Charles Samaha
                              UBS Financial Services Inc.           21.46%
                              UBS-Finsvc CDN FBO
                              Scott Cikowski
                              UBS Financial Services Inc.           51.91%
                              UBS-Finsvc CDN FBO
                              Robert Regan

UBS PACE Alternative          UBS Financial Services Inc.           13.72%
Strategies Investments--      FBO Stephen A Steckbeck
Class C
                              UBS Financial Services Inc.            9.98%
                              Cust UBS-Finsvc CDN FBO
                              Allen M. Hodges

                                                                    PERCENTAGE OF SHARES
                                                                   BENEFICIALLY OWNED AS
FUND                          NAME AND ADDRESS*                     OF NOVEMBER 1, 2006
----                          -----------------                    ---------------------
                              UBS Financial Services Inc.                   9.16%
                              FBO Stuart Dinetz
                              UBS Financial Services Inc.                   5.67%
                              Cust Pulmonary & Internal
                              Medicine Associates Pension Plan
                              FBO Arthur Turetsky
                              UBS Financial Services Inc.                   5.29%
                              FBO Victoria Caruso

UBS PACE Global Fixed         UBS Financial Services Inc.                   7.01%
Income Investments--Class B    Cust Charles Arthur Grush
                              UBS Financial Services Inc.                   6.05%
                              Cust John Keithley
                              UBS Financial Services Inc.                   5.42%
                              Cust Lois Huxtable

UBS PACE Global Fixed         Northern Trust Company as Trustee            86.49%
Income Investments--Class Y   FBO UBS Financial Services
                              401K Plan

UBS PACE Government           UBS Financial Services Inc.                   5.58%
Securities Fixed Income--     Cust B Elisabeth Thorpe
Class B

UBS PACE Government           UBS Financial Services Inc.                   8.61%
Securities Fixed Income--     FBO Margaret M McDermott
Class C

UBS PACE Government           Northern Trust Company as Trustee            84.84%
Securities Fixed Income--     FBO UBS Financial Services
Class Y                       401K Plan

UBS PACE High Yield           UBS Financial Services Inc.                  24.30%
Investments--Class A          FBO John A Kiggen III as Trustee
                              Under the John A Kiggen III Trust
                              UBS Financial Services Inc.                  10.75%
                              FBO Gregory Hand
                              UBS Financial Services Inc.                   7.43%
                              Cust Gerald A Frey
                              UBS Financial Services Inc.                   6.21%
                              FBO Comerica Bank & Trust, NA
                              and Letitia Pratt, Co-Trustees F/T
                              Letitia Pratt DTD 8-2-88

                                                                     PERCENTAGE OF SHARES
                                                                    BENEFICIALLY OWNED AS
FUND                          NAME AND ADDRESS*                      OF NOVEMBER 1, 2006
----                          -----------------                     ---------------------
                              UBS Financial Services Inc.                    5.61%
                              FBO The 2005 Larimore
                              Family Trust

UBS PACE Intermediate Fixed   Merrill Lynch Financial Data                  10.70%
Income--Class B               Services
                              Citigroup Global Markets Inc.                  9.42%
                              UBS Financial Services Inc.                    9.20%
                              FBO Donald Everett Zwald Trustee
                              of the Donald Everett Zwald Rev.
                              Living Trust
                              UBS Financial Services Inc.                    8.37%
                              FBO Carlyne M Heilman
                              UBS Financial Services Inc.                    7.81%
                              Cust Monty Jackson
                              UBS Financial Services Inc.                    5.67%
                              FBO Marjorie A Nooteboom
                              UBS Financial Services Inc.                    5.43%
                              Cust Mary Jo Gockenbach

UBS PACE Intermediate Fixed   Northern Trust Company as Trustee             42.63%
Income--Class Y               FBO UBS Financial Services
                              401K Plan
                              UBS Financial Services Inc.                    8.29%
                              Cust Gertrude Tormey
                              UBS Financial Services Inc.                    8.10%
                              Cust UBS-Finsvc CDN FBO
                              Donald J Wengler

UBS PACE International        UBS Financial Services Inc.                   12.48%
Equity Investments--Class B   Cust Joe Edd Scott
                              Sallent Pediatric Center PA Defined            6.17%
                              Contribution Sharing Plan

UBS PACE International        Northern Trust Company as Trustee             96.96%
Equity Investments--Class Y   FBO UBS Financial Services
                              401K Plan

UBS PACE International        First Clearing, LLC                           14.09%
Emerging Markets Equity       Linda Johnson
Investments--Class B          Roth IRA FCC as Custodian
                              UBS Financial Services Inc.                    5.41%
                              Cust Harold P Stewart IRA Rollover

                                                                   PERCENTAGE OF SHARES
                                                                  BENEFICIALLY OWNED AS
FUND                          NAME AND ADDRESS*                    OF NOVEMBER 1, 2006
----                          -----------------                   ---------------------
                              UBS Financial Services Inc.                  5.39%
                              FBO Robert Bottomley CDN
                              William Bottomley
                              UBS Financial Services Inc.                  5.29%
                              FBO Sue Ann W Cousar Trustee
                              Sue Ann Cousar Living Trust

UBS PACE International        Northern Trust Company as Trustee           97.57%
Emerging Markets Equity       FBO UBS Financial Services
Investments--Class Y          401K Plan

UBS PACE Large Co Growth      Pershing/Donaldson Lufkin &                  9.28%
Equity Investments--Class B   Jenrette WL Lyons Inc.
                              Spec Cust Account for the
                              Exclusive Benefit of Customers
                              Omnibus Account

UBS PACE Large Co Growth      Northern Trust Company as Trustee           99.13%
Equity Investments--Class Y   FBO UBS Financial Services
                              401K Plan

UBS PACE Large Co Value       Merrill Lynch Data Financial                 6.45%
Equity Investments--Class B   Services Inc.

UBS PACE Large Co Value       Northern Trust Company as Trustee           95.88%
Equity Investments--Class Y   FBO UBS Financial Services
                              401K Plan

UBS PACE Municipal Fixed      Morgan Stanley DW Inc.                      26.26%
Income Investments--Class B   FBO Albert G Cowart
                              UBS Financial Services Inc.                 11.84%
                              FBO James W Hoover
                              UBS Financial Services Inc.                  6.58%
                              FBO Deborah Giordano
                              UBS Financial Services Inc.                  5.78%
                              FBO Monte A Alexander Succ.
                              Trustee Alexander Family
                              Marital Trust
                              UBS Financial Services Inc.                  5.52%
                              FBO Marie L Zagroba
                              UBS Financial Services Inc.                  5.15%
                              FBO Neil A Lindo

                                                                   PERCENTAGE OF SHARES
                                                                  BENEFICIALLY OWNED AS
FUND                          NAME AND ADDRESS*                    OF NOVEMBER 1, 2006
----                          -----------------                   ---------------------
UBS PACE Municipal Fixed      UBS Financial Services Inc.                 51.95%
Income Investments--Class Y   FBO Gilbert Powers and Pamela
                              Powers Trustees
                              UBS Financial Services Inc.                 16.35%
                              FBO Donald A Illuzzi Trustee
                              Donald A Illuzzi Declaration of
                              Trust
                              UBS Financial Services Inc.                  9.20%
                              FBO John J O'Flaherty & Nancy D
                              O'Flaherty Jt. Ten.
                              UBS Financial Services Inc.                  6.69%
                              FBO Catherine E Smith Trustee
                              Catherine E Smith Living Trust
                              UBS Financial Services Inc.                  5.59%
                              FBO Charlie W Porter

UBS PACE Small/Medium Co      UBS Financial Services Inc.                  5.31%
Growth Equity Investments--   Cust Joe Edd Scott
Class B

UBS PACE Small/Medium Co      Northern Trust Company as Trustee           96.59%
Growth Equity Investments--   FBO UBS Financial Services
Class Y                       401K Plan

UBS PACE Small/Medium Co      UBS Financial Services Inc.                  6.23%
Value Equity Investments--    FBO Patricia J Craigen
Class B                       Revocable Trust

UBS PACE Small/Medium Co      Northern Trust Company as Trustee           77.30%
Value Equity Investments--    FBO UBS Financial Services
Class Y                       401K Plan

UBS PACE Strategic Fixed      UBS Financial Services Inc.                  7.07%
Income Investments--Class B   Cust John Rusinko
                              UBS Financial Services Inc.                  5.34%
                              FBO Mary L Zgraggen Trustee of
                              the Mary L Zgraggen Revocable
                              Living Trust
                              Morgan Stanley DW Inc.                       6.75%
                              FBO Don Ricedorff Trustee

                                                                   PERCENTAGE OF SHARES
                                                                  BENEFICIALLY OWNED AS
FUND                          NAME AND ADDRESS*                    OF NOVEMBER 1, 2006
----                          -----------------                   ---------------------
UBS PACE Strategic Fixed      Northern Trust Company as Trustee           90.86%
Income Investments--Class Y   FBO UBS Financial Services
                              401K Plan


----------
*    The shareholders listed may be contacted c/o UBS Global Asset Management
     (US) Inc., Compliance Department, 51 West 52nd Street, New York, NY 10019-6114.


UBS Global AM has provided an initial investment in the amount of $10 million for UBS PACE Real Estate Securities Investments. As such UBS Global AM will own all of the outstanding shares of the fund at the time it commences investment operations. UBS Global AM intends to redeem its initial investment in the fund as it grows through investments by public investors. Its percentage of ownership in the fund will correspondingly decrease.

Investment management, administration and principal underwriting arrangements


INVESTMENT MANAGEMENT AND ADMINISTRATION ARRANGEMENTS. UBS Global AM acts as the investment manager and administrator to the Trust pursuant to an agreement with the Trust ("Management and Administration Agreement"). Under the Management and Administration Agreement, UBS Global AM, subject to the supervision of the Trust's board and in conformity with the stated policies of the Trust, manages both the investment operations of the Trust and the composition of the funds. UBS Global AM is authorized to enter into advisory agreements for investment advisory services ("Advisory Agreements") in connection with the management of the funds. UBS Global AM is responsible for monitoring the investment advisory services furnished pursuant to the Advisory Agreements. UBS Global AM reviews the performance of all investment advisors and makes recommendations to the board with respect to the retention and renewal of Advisory Agreements. In connection therewith, UBS Global AM keeps certain books and records of the Trust. UBS Global AM also administers the Trust's business affairs and, in connection therewith, furnishes the Trust with office facilities, together with those ordinary clerical and bookkeeping services that are not furnished by the Trust's custodian and its transfer and dividend disbursing agent. The management services of UBS Global AM under the Management and Administration Agreement are not exclusive to the Trust, and UBS Global AM is free to, and does, render management services to others.


The following table shows the fees earned (or accrued) either by UBS Global AM or by UBS Global Asset Management (US) Inc. ("UBS Global AM (US)"), the previous investment manager and administrator to the Trust, and an affiliate of UBS Global AM, under a management and administration agreement, and the portions of those fees waived by UBS Global AM or by UBS Global AM (US) for the fiscal periods indicated.



                                                                                  MANAGEMENT AND
                                MANAGEMENT AND ADMINISTRATION FEES              ADMINISTRATION FEES
                               EARNED (OR ACCRUED) AND RECOUPMENTS,                WAIVED AND/OR
                             IF ANY, OF PRIOR EXPENSE REIMBURSEMENTS         EXPENSE REIMBURSEMENTS BY
                                         BY UBS GLOBAL AM                          UBS GLOBAL AM
                                     OR BY UBS GLOBAL AM (US)                OR BY UBS GLOBAL AM (US)
                                  FOR FISCAL YEARS ENDED JULY 31,         FOR FISCAL YEARS ENDED JULY 31,
                             ----------------------------------------   ----------------------------------
FUND                             2006            2005         2004         2006         2005        2004
--------------------------   -----------      ----------   ----------   ----------   ----------   --------
UBS PACE Money Market
   Investments               $ 1,006,253(1)   $  688,081   $  495,495   $1,115,063   $  718,836   $510,180
UBS PACE Government
   Securities Fixed Income
   Investments                 3,647,595(2)    3,411,156    3,326,406      436,299      458,462    615,134
UBS PACE Intermediate Fixed
   Income Investments          2,446,289(3)    2,296,673    2,121,231       59,483       65,959    177,685
UBS PACE Strategic Fixed
   Income Investments          3,578,631(4)    2,993,422    2,402,856      246,669      214,629    200,432
UBS PACE Municipal Fixed
   Income Investments          1,504,062(5)    1,533,589    1,568,982      154,037      177,604    311,894
UBS PACE Global Fixed
   Income Investments          3,658,098(6)    3,376,710    2,947,288      473,401      449,053    497,895
UBS PACE High Yield
   Investments*                   28,151              --           --      109,662           --         --
UBS PACE Large Co Value
   Equity Investments         10,836,882(7)    9,152,433    7,650,704    1,708,391    1,313,183    941,747

                                                                                  MANAGEMENT AND
                                   MANAGEMENT AND ADMINISTRATION FEES              ADMINISTRATION FEES
                                  EARNED (OR ACCRUED) AND RECOUPMENTS,                WAIVED AND/OR
                                IF ANY, OF PRIOR EXPENSE REIMBURSEMENTS         EXPENSE REIMBURSEMENTS BY
                                            BY UBS GLOBAL AM                          UBS GLOBAL AM
                                        OR BY UBS GLOBAL AM (US)                OR BY UBS GLOBAL AM (US)
                                     FOR FISCAL YEARS ENDED JULY 31,         FOR FISCAL YEARS ENDED JULY 31,
                                ----------------------------------------   ----------------------------------
FUND                                2006            2005         2004         2006         2005        2004
--------------------------      -----------      ----------   ----------   ----------   ----------   --------
UBS PACE Large Co Growth
   Equity Investments            $8,014,940(8)   $6,258,612   $5,163,109    $456,581     $357,389    $317,617
UBS PACE Small/Medium Co
   Value Equity Investments       3,620,368(9)    3,188,803    2,641,257      84,446       32,172      95,745
UBS PACE Small/Medium Co
   Growth Equity Investments      3,568,631(10)   3,038,861    2,778,844     189,097      154,739     102,946
UBS PACE International Equity
   Investments                    8,443,962(11)   6,083,082    4,498,085          --           --       1,443
UBS PACE International
   Emerging Markets Equity
   Investments                    3,453,411(12)   2,054,961    1,453,841          --       70,277      82,969
UBS PACE Real Estate
   Securities Investments*               --              --           --          --           --          --
UBS PACE Alternative
   Strategies Investments*          233,282              --           --     191,026           --          --


----------


* UBS PACE High Yield Investments and UBS PACE Alternative Strategies Investments commenced investment operations on April 3, 2006. As a result, the fees shown were paid by those funds for the period from April 3, 2006 through July 31, 2006. UBS PACE Real Estate Securities Investments is expected to commence operations on or about November 30, 2006.

(1)  Amount represents $616,807 in fees earned (or accrued) by UBS Global AM
     (US), the fund's prior investment advisor, from the period August 1, 2005 through March 31, 2006; and $389,446 in fees earned (or accrued) by UBS Global AM from the period April 1, 2006 through July 31, 2006.

(2) Amount represents $2,414,523 in fees earned (or accrued) by UBS Global AM (US), the fund's prior investment advisor, from the period August 1, 2005 through March 31, 2006; and $1,233,072 in fees earned (or accrued) by UBS Global AM from the period April 1, 2006 through July 31, 2006.

(3) Amount represents $1,624,738 in fees earned (or accrued) by UBS Global AM (US), the fund's prior investment advisor, from the period August 1, 2005 through March 31, 2006; and $821,551 in fees earned (or accrued) by UBS Global AM from the period April 1, 2006 through July 31, 2006.

(4) Amount represents $2,310,419 in fees earned (or accrued) by UBS Global AM (US), the fund's prior investment advisor, from the period August 1, 2005 through March 31, 2006; and $1,268,212 in fees earned (or accrued) by UBS Global AM from the period April 1, 2006 through July 31, 2006.

(5)  Amount represents $995,636 in fees earned (or accrued) by UBS Global AM
     (US), the fund's prior investment advisor, from the period August 1, 2005 through March 31, 2006; and $508,426 in fees earned (or accrued) by UBS Global AM from the period April 1, 2006 through July 31, 2006.

(6) Amount represents $2,383,659 in fees earned (or accrued) by UBS Global AM (US), the fund's prior investment advisor, from the period August 1, 2005 through March 31, 2006; and $1,274,439 in fees earned (or accrued) by UBS Global AM from the period April 1, 2006 through July 31, 2006.

(7) Amount represents $6,973,792 in fees earned (or accrued) by UBS Global AM (US), the fund's prior investment advisor, from the period August 1, 2005 through March 31, 2006; and $3,863,090 in fees earned (or accrued) by UBS Global AM from the period April 1, 2006 through July 31, 2006.

(8) Amount represents $5,163,754 in fees earned (or accrued) by UBS Global AM (US), the fund's prior investment advisor, from the period August 1, 2005 through March 31, 2006; and $2,851,186 in fees earned (or accrued) by UBS Global AM from the period April 1, 2006 through July 31, 2006.

(9) Amount represents $2,370,685 in fees earned (or accrued) by UBS Global AM (US), the fund's prior investment advisor, from the period August 1, 2005 through March 31, 2006; and $1,249,683 in fees earned (or accrued) by UBS Global AM from the period April 1, 2006 through July 31, 2006.

(10) Amount represents $2,324,490 in fees earned (or accrued) by UBS Global AM (US), the fund's prior investment advisor, from the period August 1, 2005 through March 31, 2006; and $1,244,141 in fees earned (or accrued) by UBS Global AM from the period April 1, 2006 through July 31, 2006.

(11) Amount represents $5,311,674 in fees earned (or accrued) by UBS Global AM (US), the fund's prior investment advisor, from the period August 1, 2005 through March 31, 2006; and $3,132,288 in fees earned (or accrued) by UBS Global AM from the period April 1, 2006 through July 31, 2006.

(12) Amount represents $2,194,729 in fees earned (or accrued) by UBS Global AM (US), the fund's prior investment advisor, from the period August 1, 2005 through March 31, 2006; and $1,258,682 in fees earned (or accrued) by UBS Global AM from the period April 1, 2006 through July 31, 2006.


In connection with its management of the business affairs of the Trust, UBS Global AM bears the following expenses:

(1) the salaries and expenses of all of its and the Trust's personnel except the fees and expenses of trustees who are not affiliated persons of UBS Global AM or the Trust's investment advisors (except that UBS Global AM may pay the compensation for an Interested Trustee);

(2) expenses incurred by UBS Global AM or by the Trust in connection with managing the ordinary course of the Trust's business, other than those assumed by the Trust as described below; and

(3) the fees payable to each investment advisor (other than UBS Global AM) pursuant to the Advisory Agreements.

Under the terms of the Management and Administration Agreement, each fund bears all expenses incurred in its operation that are not specifically assumed by UBS Global AM or the fund's investment advisor(s). General expenses of the Trust not readily identifiable as belonging to a fund or to the Trust's other series are allocated among series by or under the direction of the board in such manner as the board deems to be fair and equitable.
Expenses borne by each fund include the following (or a fund's share of the following): (1) the cost (including brokerage commissions) of securities purchased or sold by a fund and any losses incurred in connection therewith,
(2) fees payable to and expenses incurred on behalf of a fund by UBS Global AM, (3) organizational expenses, (4) filing fees and expenses relating to the registration and qualification of a fund's shares and the Trust under federal and state securities laws and maintenance of such registration and qualifications, (5) fees and salaries payable to trustees who are not interested persons (as defined in the Investment Company Act) of the Trust, UBS Global AM or the investment advisors, (6) all expenses incurred in connection with trustees' services, including travel expenses, (7) taxes (including any income or franchise taxes) and governmental fees, (8) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds, (9) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Trust or a fund for violation of any law, (10) legal, accounting and auditing expenses, including legal fees of special counsel for the independent trustees, (11) charges of custodians, transfer agents and other agents, (12) costs of preparing share certificates, (13) expenses of setting in type and printing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials for existing shareholders, and costs of mailing such materials to existing shareholders,
(14) any extraordinary expenses (including fees and disbursements of counsel) incurred by the Trust or a fund, (15) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations, (16) costs of mailing and tabulating proxies and costs of meetings of shareholders, the board and any committees thereof, (17) the cost of investment company literature and other publications provided to trustees and officers and (18) costs of mailing, stationery and communications equipment.

Under the Management and Administration Agreement, UBS Global AM will not be liable for any error of judgment or mistake of law or for any loss suffered by a fund in connection with the performance of the contract, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of UBS Global AM in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Management and Administration Agreement terminates automatically upon its assignment and is terminable at any time without penalty by the board or by vote of the holders of a majority of a fund's outstanding voting securities, on 60 days' written notice to UBS Global AM or by UBS Global AM on 60 days' written notice to the fund.

INVESTMENT ADVISORY ARRANGEMENTS. As noted in the Prospectus, subject to the monitoring of UBS Global AM and, ultimately, the board, each investment advisor manages the securities held by the fund it serves in accordance with the fund's stated investment objective and policies, makes investment decisions for the fund and places orders to purchase and sell securities on behalf of the fund.

Each Advisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management and Administration Agreement. Each Advisory Agreement may be terminated by the Trust upon not more than either 30 days' or 60 days' written notice (as specified in a specific Advisory Agreement). Each Advisory Agreement may be terminated by UBS Global AM or the investment advisor upon not more than 120 days' written notice. Each Advisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

Under the Advisory Agreements, the investment advisors will not be liable for any error of judgment or mistake of law or for any loss suffered by a fund in connection with the performance of the contract, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the investment advisors in the performance of their duties or from reckless disregard of their duties and obligations thereunder. Each investment advisor has agreed to its fees as described herein. By virtue of the management, monitoring and administrative functions performed by UBS Global AM, and the fact that investment advisors are not required to make decisions regarding the allocation of assets among the major sectors of the securities markets, each investment advisor serves in a subadvisory capacity to the fund. Subject to the monitoring by UBS Global AM and, ultimately, the board, each investment advisor's responsibilities are limited to managing the securities held by the fund it serves in accordance with the fund's stated investment objective and policies, making investment decisions for the fund and placing orders to purchase and sell securities on behalf of the fund.

UBS PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS AND UBS PACE STRATEGIC FIXED INCOME INVESTMENTS


Under the Advisory Agreements for these funds with Pacific Investment Management Company LLC ("PIMCO"), UBS Global AM (not the fund) pays PIMCO for its services a fee in the annual amount of

0.225% of the average daily net assets of UBS PACE Government Securities Fixed Income Investments and 0.25% of the average daily net assets of UBS PACE Strategic Fixed Income Investments. For the fiscal years ended July 31, 2006, July 31, 2005 and July 31, 2004, either UBS Global AM or UBS Global AM
(US), the funds' prior manager and administrator, paid or accrued investment advisory fees to PIMCO of $1,176,091, $1,096,608 and $1,069,200, respectively, for UBS PACE Government Securities Fixed Income Investments and $1,280,500, $1,066,834 and $855,651, respectively, for UBS PACE Strategic Fixed Income Investments.

PIMCO, a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P. ("AGI LP"). Allianz Aktiengesellschaft ("Allianz AG") is the indirect majority owner of AGI LP. Allianz AG is a European-based, multinational insurance and financial services holding company.

UBS PACE INTERMEDIATE FIXED INCOME INVESTMENTS


Under the current Advisory Agreement for this fund with BlackRock Financial Management, Inc. ("BlackRock"), UBS Global AM (not the fund) pays BlackRock a fee in the annual amount of 0.20% of the fund's average daily net assets up to and including $120 million and 0.10% of the fund's average daily net assets above $120 million. For the fiscal years ended July 31, 2006, July 31, 2005, and July 31, 2004, respectively, either UBS Global AM or UBS Global AM (US), the fund's prior manager and administrator, paid or accrued investment advisory fees to BlackRock of $527,715, $502,779, and $473,537, respectively.

BlackRock is a Delaware corporation organized in 1994 and is a wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States. As of September 30, 2006, Merrill Lynch & Co., Inc. owns approximately 49.3% of BlackRock Inc.'s outstanding voting securities and the PNC Financial Services Group, Inc. owns approximately 34% of BlackRock Inc.'s outstanding voting securities.


UBS PACE MUNICIPAL FIXED INCOME INVESTMENTS


Under the current Advisory Agreement for this fund with Standish Mellon Asset Management Company, LLC ("Standish Mellon"), UBS Global AM (not the fund) pays Standish Mellon a fee in the annual amount of 0.20% of the fund's average daily net assets up to and including $60 million and 0.15% of the fund's average daily net assets in excess of $60 million. For the fiscal years ended July 31, 2006, July 31, 2005 and July 31, 2004, either UBS Global AM or UBS Global AM (US), the fund's prior manager and administrator paid or accrued investment advisory fees to Standish Mellon of $406,016, $413,397 and $422,245, respectively.


Standish Mellon resulted from the acquisition of Standish, Ayer & Wood, Inc. ("SAW") by Mellon Financial Corporation ("Mellon") on July 31, 2001. SAW was the fund's investment advisor from June 1, 2000, until its acquisition by Mellon. Standish Mellon is a wholly owned subsidiary of Mellon, a global financial services company.

UBS PACE GLOBAL FIXED INCOME INVESTMENTS

Under the current Advisory Agreements for this fund with Rogge Global Partners plc ("Rogge Global Partners") and Fischer Francis Trees & Watts, Inc. and its affiliates (collectively, "FFTW"), UBS Global AM (not the fund) pays Rogge Global Partners a fee in the annual amount of 0.25% of the portion of the fund's average daily net assets that it manages and pays FFTW a fee in the annual amount of 0.25% of the portion of the fund's average daily net assets that it manages up to and including $400 million and 0.20% of the average daily net assets that it manages in excess of $400 million. For the fiscal years ended

July 31, 2006, July 31, 2005 and July 31, 2004, either UBS Global AM or UBS Global AM (US), the fund's prior manager and administrator, paid or accrued investment advisory fees to FFTW and Rogge Global Partners of $1,142,574, $1,054,979 and $921,020, respectively.


Until 2001, Rogge Global Partners had been a wholly owned subsidiary of United Asset Management Corporation ("UAM"), which itself was a wholly owned subsidiary of Old Mutual plc, an international financial services firm headquartered in London, England. In 2001, Rogge Global Partner's key professionals repurchased 30.5% of the company's equity from Old Mutual. Twelve Rogge Global Partners employees bought back 18.0% of Rogge Global Partner's shares from UAM and Old Mutual, and an additional 12.5% is available through an option scheme that ties in the key executives for seven years until 2008.


Fischer Francis Trees & Watts, Inc. ("FFTW (NY)"), an investment advisor registered with the SEC under the Investment Advisers Act of 1940, is a New York corporation organized in 1972 and is directly owned by Charter Atlantic Corporation ("CAC"), a holding company organized as a New York corporation located at 200 Park Avenue, New York, New York 10016. The affiliates of FFTW
(NY) are Fischer Francis Trees & Watts, a corporate partnership organized under the laws of the United Kingdom ("FFTW (UK)"), Fischer Francis Trees & Watts (Singapore), PTE Ltd, a Singapore corporation ("FFTW (Singapore)") and Fischer Francis Trees & Watts, Kabushiki Kaisha, a Japanese corporation ("FFTW (Japan)"). FFTW Singapore and FFTW (Japan) are wholly owned subsidiaries of FFTW
(NY). FFTW (UK) is 99% owned by FFTW (NY) and 1% owned by Fischer Francis Trees & Watts Ltd. which in turn is owned by CAC.

CAC is currently owned by 15 employee shareholders and BNP Paribas, which is a publicly owned limited liability company banking corporation organized under the laws of the Republic of France. On August 2, 2006, legal agreements between the employee shareholders of CAC and the BNP Paribas group were executed pursuant to which FFTW's equity ownership will be restructured through the BNP Paribas group's purchase of the existing employee shareholders' equity, and FFTW will become a wholly-owned, independent operating subsidiary of BNP Paribas if certain conditions for closing are met. A new Corporate Governance Agreement will be implemented granting supermajority rights to FFTW employees serving on FFTW's Board of Directors for key business decisions. BNP Paribas is a publicly owned limited liability banking corporation organized under the laws of the Republic of France. FFTW is expected to become a wholly-owned subsidiary of BNP Paribas on or about December 15, 2006.


UBS PACE HIGH YIELD INVESTMENTS


Under the current Advisory Agreement for this fund with MacKay Shields LLC ("MacKay Shields"), UBS Global AM (not the fund) pays MacKay Shields a fee in the annual amount of 0.35% of the fund's average daily net assets. UBS PACE High Yield Investments commenced operations on April 3, 2006. For the period April 3, 2006 through July 31, 2006, UBS Global AM paid or accrued investment advisory fees to MacKay Shields of $12,316.


MacKay Shields is controlled by members of MacKay Shields' management. MacKay Shields is a wholly owned subsidiary of New York Life Investment Management Holdings LLC ("NYLIM"). The ultimate parent is New York Life Insurance Company. Within the NYLIM structure, there are two affiliated broker-dealers, NYLIFE Distributors and NYLIFE Securities.


UBS PACE LARGE CO VALUE EQUITY INVESTMENTS

Under the current Advisory Agreements for this fund with Institutional Capital Corporation ("ICAP"), Westwood Management Corp. ("Westwood") and SSgA Funds Management, Inc. ("SSgA FM"), UBS

Global AM (not the fund) pays each of ICAP and Westwood a fee in the annual amount of 0.30% and SSgA FM a fee in the amount of 0.15% of the fund's average daily net assets that they manage. ICAP and Westwood assumed their fund responsibilities on July 1, 2000, and SSgA FM (or its predecessor in interest) assumed its fund responsibilities on October 10, 2000. For the fiscal years ended July 31, 2006, July 31, 2005 and July 31, 2004, respectively, either UBS Global AM or UBS Global AM (US), the fund's prior manager and administrator, paid or accrued aggregate investment advisory fees to ICAP, Westwood and SSgA FM of $3,023,899, $2,499,355, and $2,133,014,
respectively.

ICAP is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC, a subsidiary of the New York Life Insurance Company. Westwood is a wholly owned subsidiary of Westwood Holdings Group, Inc., a Dallas-based financial services provider holding company.

SSgA FM is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. SSgA FM resulted from the creation of a new investment adviser on May 1, 2001; prior to that date, its predecessor State Street Global Advisors, a division of State Street Bank and Trust Company, had served as an advisor.


UBS PACE LARGE CO GROWTH EQUITY INVESTMENTS


Under the current Advisory Agreements for this fund with GE Asset Management Incorporated ("GEAM"), Marsico Capital Management, LLC ("MCM") and SSgA Funds Management, Inc. ("SSgA FM"), UBS Global AM (not the fund) pays each of GEAM and MCM a fee in the annual amount of 0.30% and SSgA FM a fee in the amount of 0.15% of the fund's average daily net assets that they manage. Prior to September 16, 2002, SSgA FM (or its predecessor in interest) and Alliance Capital Management L.P. ("Alliance Capital") served as investment advisors for the fund's assets. For the fiscal years ended July 31, 2006, July 31, 2005, and July 31, 2004, respectively, either UBS Global AM or UBS Global AM (US), the fund's prior manager and administrator, paid or accrued aggregate investment advisory fees to GEAM, MCM and SSgA FM of $2,567,370, $2,007,307, and $1,641,406, respectively.

SSgA FM is an affiliate of State Street Bank and Trust Company, which is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. SSgA FM resulted from the creation of a new investment adviser on May 1, 2001; prior to that date, its predecessor State Street Global Advisors, a division of State Street Bank and Trust Company, had served as an advisor.


GEAM is a wholly owned subsidiary of General Electric Company and is one of the largest independent managers of institutional assets in the US. MCM, a wholly owned indirect subsidiary of Bank of America Corporation, was formed in 1997.

UBS PACE SMALL/MEDIUM CO VALUE EQUITY INVESTMENTS


Under the current Advisory Agreements for this fund with Ariel Capital Management, LLC ("Ariel"), Metropolitan West Capital Management, LLC ("MetWest Capital") and Opus Capital Management ("Opus"), UBS Global AM (not the fund) pays Ariel a fee in the annual amount of 0.30% of the fund's average daily net assets that it manages; MetWest Capital a fee in the annual amount of 0.40% of the fund's average daily net assets that it manages; and Opus a fee in the annual amount of 0.50% for the first $75 million of the fund's average daily net assets that it manages, and 0.45% of the fund's average daily net assets that it manages in excess of $75 million. Prior to September 30, 2005, ICM Asset Management, Inc. served as an investment advisor to the fund. For the fiscal years ended July 31, 2006, July 31, 2005, and July 31, 2004, respectively, either UBS Global AM or UBS Global AM (US), the fund's prior manager and administrator, paid or accrued aggregate investment advisory fees to Ariel, MetWest Capital, Opus and the fund's previous advisor of $1,637,314, $1,187,210, and $983,704, respectively.


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Ariel is a Delaware limited liability company with ownership predominately held by its employees. John W. Rogers, Jr., founder and chief investment officer of Ariel, as the controlling person of Ariel Capital Management Holdings, Inc., the sole managing member of Ariel, controls a majority of Ariel's voting stock. Founded in 1997, MetWest Capital is minority owned by its employees. MetWest Capital is majority owned by Evergreen Investment Company, Inc., a subsidiary of Wachovia Corporation. Opus is a 100% employee-owned firm dedicated to small cap value investing.


UBS PACE SMALL/MEDIUM CO GROWTH EQUITY INVESTMENTS


Under the current Advisory Agreements for this fund with Delaware Management Company, ForstmannLeff LLC ("ForstmannLeff") and Riverbridge Partners, LLC ("Riverbridge"), UBS Global AM (not the fund) pays Delaware Management Company a fee in the annual amount of 0.40% of the average daily net assets of the fund that it manages; ForstmannLeff a fee in the annual amount of 0.45% for the first $100 million of the fund's average daily net assets that it manages and 0.40% of the fund's average daily net assets that it manages in excess of $100 million; and Riverbridge a fee in the annual amount of 0.40% of the average daily net assets of the fund that it manages. For the fiscal years ended July 31, 2006, July 31, 2005, and July 31, 2004, either UBS Global AM or UBS Global AM (US), the fund's prior manager and administrator, paid or accrued aggregate investment advisory fees to Delaware Management Company, ForstmannLeff and Riverbridge of $1,825,959, $1,518,035, and $1,367,866, respectively.

Delaware Management Company is a series of Delaware Management Business Trust, a Delaware statutory trust, and is an indirect subsidiary of Delaware Management Holdings, Inc. ("DMH"). DMH is an indirect, wholly owned subsidiary, and subject to ultimate control, of Lincoln National Corporation ("Lincoln National"). Lincoln National, with headquarters in Philadelphia, Pennsylvania, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management. Riverbridge is a 100% employee-owned firm. Forstmann-Leff is 100% employee-controlled.


UBS PACE INTERNATIONAL EQUITY INVESTMENTS


Under the current Advisory Agreements for this fund with Mondrian, J.P.
Morgan and Martin Currie, UBS Global AM (not the fund) pays Mondrian a fee in the annual amount of 0.35% of the fund's average daily net assets for the first $150 million and 0.30% of the fund's average daily net assets in excess of $150 million that it manages; J.P. Morgan a fee in the annual amount of 0.20% of the fund's average daily net assets that it manages; and Martin
Currie a fee in the annual amount of 0.35% of the fund's average daily net assets up to and including $150 million, 0.30% of the fund's average daily net assets above $150 million up to and including $250 million, 0.25% of the fund's average daily net assets above $250 million up to and including $350 million, and 0.20% of the fund's average daily net assets above $350 million that it manages. Mondrian and J.P. Morgan each assumed management of a portion of the fund's assets on April 1, 2004. For the fiscal years ended
July 31, 2006, July 31, 2005, and July 31, 2004, either UBS Global AM or
UBS Global AM (US), the fund's prior manager and administrator, paid or accrued investment advisory fees to Mondrian, J.P. Morgan and Martin Currie Inc. of $2,602,663, $1,911,792, and $1,066,464, respectively.

Martin Currie Inc. is a wholly owned subsidiary of Martin Currie Limited, a holding company. Mondrian is a limited company organized under the laws of the United Kingdom. Mondrian is controlled by members of Mondrian's management. Mondrian was purchased from Lincoln Financial Group in September 2004 by senior members of its management together with private equity funds affiliated with Hellman & Friedman LLC. J.P. Morgan is a wholly-owned indirect subsidiary of JPMorgan Chase & Co.,

                                                                              93

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a bank holding company and global financial services firm. J.P. Morgan may be identified in marketing materials by its marketing name, JPMorgan Asset Management.


UBS PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS


Under the current Advisory Agreements for this fund with Mondrian and Gartmore Global Partners ("GGP"), UBS Global AM (not the fund) pays Mondrian a fee in the annual amount of 0.65% of the fund's average daily net assets for the first $150 million, 0.55% of the fund's average daily net assets for the next $100 million and 0.50% of the fund's average daily net assets over $250 million that it manages; and GGP a fee in the annual amount of 0.50% on the average daily net assets of the fund that it manages. Prior to September 28, 2004, Baring International Investment Limited served as an investment advisor to the fund. Mondrian assumed management of a portion of the fund's assets on September 28, 2004. For the fiscal years ended July 31, 2006, July 31, 2005, and July 31, 2004, either UBS Global AM or UBS Global AM (US), the fund's prior manager and administrator, paid or accrued investment advisory fees to GGP, Mondrian and the fund's previous investment advisor of $1,669,812, $1,054,939, and $653,345, respectively.

GGP is one of the four affiliated investment advisors that make up Gartmore Investment Management plc ("Gartmore"). Gartmore is 50% owned by Hellman & Fredman LLC, a U.S.-based private equity firm, and 50% owned by Gartmore's senior management. Mondrian is controlled by members of Mondrian's management. Mondrian was purchased from Lincoln Financial Group in September 2004, by senior members of its management together with private equity funds affiliated with Hellman & Friedman LLC.


UBS PACE REAL ESTATE SECURITIES INVESTMENTS


Under the current Advisory Agreement for this fund with Goldman Sachs Asset Management, L.P. ("GSAM"), UBS Global AM (not the fund) pays GSAM a fee of 0.42% of the fund's average daily net assets for the first $50 million, and 0.40% of the fund's average daily net assets over $50 million that it manages. The fund commenced operations on November 30, 2006. As a result, no fees were paid to GSAM for the fiscal years ended July 31, 2006, 2005, or 2004.


UBS PACE ALTERNATIVE STRATEGIES INVESTMENTS


Under the current Advisory Agreements for this fund with Analytic Investors and Wellington Management, UBS Global AM (not the fund) pays Analytic Investors a fee of 0.75% of the fund's average daily net assets for the first $200 million, 0.70% of the fund's average daily net assets for the next $200 million and 0.65% of the fund's average daily net assets over $400 million that it manages; and Wellington Management a fee of 0.750% of the fund's average daily net assets for the first $200 million and 0.725% of the fund's average daily net assets over $200 million that it manages. UBS PACE Alternative Strategies Investments commenced operations on April 3, 2006. For the period April 3, 2006 through July 31, 2006, UBS Global AM paid or accrued aggregate investment advisory fees to Analytic Investors and Wellington Management totaling $125,092.

Analytic Investors is a wholly owned subsidiary of Old Mutual Asset Management ("OMAM"). OMAM is a subsidiary of Old Mutual (US) Holdings Inc., which is a subsidiary of Old Mutual plc.

On October 5, 2000, Old Mutual, plc, (LSE:OML), a publicly-traded, diversified financial services firm based in London, purchased United Asset Management ("UAM"). Prior to this purchase, Analytic Investors had been a wholly-owned affiliate of UAM since 1985. Analytic Investors is now a wholly-owned subsidiary of Old Mutual and is part of Old Mutual Asset Management (US), a group that is comprised of over 20 affiliated investment management firms selected by Old Mutual because Old Mutual considers them to be top-quality investment firms with complementary investment styles.


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Wellington Management is a professional investment advisory firm that provides services to investment companies, employee benefit plans, endowments, foundations and other institutions. The firm was founded in 1928, and is organized as a Massachusetts limited liability partnership.

PROCESS FOR SELECTION OF INVESTMENT ADVISORS. In selecting investment advisors for the funds, UBS Global AM, together with UBS Financial Services Inc., looks for those firms who they believe are best positioned to deliver strong, consistent performance in a particular investment style or market capitalization range, while managing risk appropriately.

After a thorough initial review of potential advisors, the selection process includes quantitative and qualitative analysis to narrow the list of candidates. The rigorous review, using stringent qualifying standards, incorporates statistical measures of performance, including:

-    Investment returns over short- and long-term periods

-    Risk-adjusted performance

- Performance relative to the market index that serves as the benchmark for the investment style

The next phase includes office visits and extensive interviews. On the qualitative side, the following areas are examined:

-    Investment philosophy and discipline

-    Adherence to investment style

-    Experience and continuity of key personnel

-    Client service capabilities

-    Size and financial stability

In some instances, it is determined that more competitive and/or consistent returns can be better achieved by hiring multiple investment advisors for an individual fund, each specializing in a particular market segment and management style.

The final phase is the ongoing monitoring of investment advisor performance to ensure that the standards set by the initial phases remain intact throughout the life of the fund. UBS PACE fund investment advisors can be considered for replacement if they are judged to no longer meet the standards that led to their original selection. The result of this comprehensive approach is access to a selective group of investment advisors.

PRINCIPAL UNDERWRITING ARRANGEMENTS. UBS Global AM (US) acts as the principal underwriter of each class of shares of the funds pursuant to a principal underwriting contract with the Trust ("Principal Underwriting Contract") which requires UBS Global AM (US) to use its best efforts, consistent with its other businesses, to sell shares of the funds. Shares of the funds are offered continuously. UBS Global AM (US) enters into dealer agreements with other broker-dealers (affiliated and non-affiliated) and with other financial institutions to authorize them to sell the funds' shares. UBS PACE Money Market Investments has only Class P shares established. UBS PACE Real Estate Securities

Investments has only Class A, Class C, Class Y and Class P shares established. The other funds have Class A, Class B, Class C, Class Y and Class P shares established.

UBS Global AM (US) may make payments to affiliated and unaffiliated dealers that engage in selling efforts on behalf of the fund. Information regarding payments made to UBS Financial Services Inc., is included in the prospectuses (except the stand-alone prospectus for UBS PACE Money Market Investments as such payments are not made with respect to that fund). With respect to other dealers, these payments generally will not exceed the annual rate of 0.04% of the value of the fund's shares sold as a result of the selling efforts; however, UBS Global AM
(US) may pay firms a higher fee on certain very large omnibus accounts, up to the annual rate of 0.05% for a single account with assets of $1 billion or more. Additional payments may be made to affiliated (e.g. UBS Financial Services Inc.) and unaffiliated dealers with respect to Class Y shares as disclosed in the related prospectus. Payments to affiliated and unaffiliated dealers are made by UBS Global AM (US) out of its own resources, and the value of a shareholder's investment in the fund will be unaffected by these payments.


UBS Global AM (US) may also make cash and non-cash payments to banks, broker-dealers, insurance companies, financial planning firms and other financial intermediaries (collectively, "Financial Intermediaries"), that sell shares of the funds, subject to UBS Global AM's internal policies and procedures. The source of such payments may come from sales charges on such shares, 12b-1 fees collected from the funds and/or from the underwriter's own resources (including through transfers from affiliates). Payments made out of the underwriter's own resources are often referred to as "revenue sharing." UBS Global AM (US) provides Financial Intermediaries with sales literature and advertising materials relating to the registered investment companies advised by UBS Global AM (US). UBS Global AM (US) also shares expenses with Financial Intermediaries for costs incurred in hosting seminars for employees and clients of Financial Intermediaries, subject to the internal policies and procedures of UBS Global AM (US) governing payments for such seminars. These seminars may take place at the headquarters of UBS Global AM (US) or other appropriate locations and may include reimbursement of travel expenses (i.e., transportation, lodging and meals) of employees of Financial Intermediaries in connection with training and education seminars. Subject to its internal policies and procedures, UBS Global AM (US) may provide any or all of the following to employees of Financial Intermediaries and their guest(s): (i) an occasional meal, a sporting event or theater ticket or other comparable entertainment; (ii) gifts of less than $100 per person per year; and/or (iii) promotional items from UBS Global AM (US) of nominal value (golf balls, shirts, etc.). In addition, Financial Intermediaries may have omnibus accounts and similar arrangements with UBS Global AM (US) and may be paid by UBS Global AM (US) for providing sub-transfer agency and other services.

In addition, Financial Intermediaries may maintain omnibus accounts and/or have similar arrangements with UBS Global AM (US) and may be paid by UBS Global AM (US) for providing sub-transfer agency and other services. Financial Intermediaries may be paid a sub-transfer agency or related fee out of fund assets similar to that which the fund otherwise would have paid the funds' transfer agent. In addition, the Financial Intermediary, for the services provided, may charge a higher fee than would be represented by the sub-transfer agency or related fee. To the extent 12b-1 fees and sub-transfer agency or related fees do not meet the charge, the underwriter or an affiliate will pay the difference out of its own resources. Such payments also are often referred to as "revenue sharing." Such expenses, to the extent they are fund expenses, are included in the annual operating expenses set forth in the fund's prospectuses.

You should ask your Financial Intermediary about any payment it receives from the underwriter and any services provided.


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

Under separate plans pertaining to the Class A, Class B (as applicable) and Class C shares of each fund adopted by the Trust in the manner prescribed by Rule 12b-1 under the Investment Company Act (each, respectively, a "Class A Plan," "Class B Plan" and "Class C Plan," and collectively, "Plans"), each fund pays UBS Global AM (US) a service fee, accrued daily and payable monthly, at the annual rate of 0.25% of the average daily net assets of each class of shares. Under the Class B and the Class C Plans, each applicable fund pays UBS Global AM
(US) a distribution fee, accrued daily and payable monthly, at the annual rate of 0.75% (0.50% for Class C shares of fixed income funds) of the average daily net assets of the applicable class of shares. There is no distribution plan with respect to the funds' Class P or Class Y shares, and the funds pay no service or distribution fees with respect to these classes of shares.

UBS Global AM (US) uses the service fees under the Plans for Class A, Class B and Class C shares primarily to pay dealers for shareholder servicing, currently at the annual rate of 0.25% of the aggregate investment amounts maintained in each fund by each dealer. Each dealer then compensates its financial advisors for shareholder servicing that they perform and offsets its own expenses in servicing and maintaining shareholder accounts, including related overhead expenses.

UBS Global AM (US) uses the distribution fees under the Class B and Class C Plans to offset the commissions it pays to dealers for selling each fund's Class B (as applicable) and Class C shares, respectively, and to offset its marketing costs attributable to such classes, such as preparation, printing and distribution of sales literature, advertising and other shareholder materials to prospective investors. UBS Global AM (US) also may use distribution fees to pay additional compensation to dealers and to offset other costs allocated to the distribution activities of UBS Global AM (US).

UBS Global AM (US) compensates financial advisors when Class C shares are bought by investors, as well as on an ongoing basis.

UBS Global AM (US) receives the proceeds of the initial sales charge paid when Class A shares are bought and of the deferred sales charge paid upon sales of Class A, Class B and Class C shares. These proceeds also may be used to cover distribution expenses.

The Plans and the Principal Underwriting Contract specify that each fund must pay service and distribution fees to UBS Global AM (US) for its service- and distribution-related activities, not as reimbursement for specific expenses incurred. Therefore, even if the expenses of UBS Global AM (US) for a fund exceed the service or distribution fees it receives, the fund will not be obligated to pay more than those fees. On the other hand, if the expenses of UBS Global AM (US) are less than such fees, it will retain its full fees and realize a profit. Annually, the board reviews the Plans and the corresponding expenses of UBS Global AM (US) for each class of shares of a fund separately from the Plans and expenses attributable to the other classes of shares of the funds.

Among other things, each Plan provides that (1) UBS Global AM (US) will submit to the board at least quarterly, and the board members will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the board, including those board members who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan, acting in person at a meeting called for that purpose, (3) payments by a fund under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding shares of the relevant class of the fund and (4) while the Plan remains in effect, the selection and nomination of board members who are not "interested persons" of the Trust shall be committed to the discretion of the board members who are not "interested persons" of the Trust.

In reporting amounts expended under the Plans to the board members, UBS Global AM (US) allocates expenses attributable to the sale of each class of a fund's shares to such class based on the ratio of sales of shares of such class to the sales of all other classes of shares. The fees paid by one class of a fund's shares will not be used to subsidize the sale of any other class of fund shares.

The funds paid (or accrued) the following service and/or distribution fees to UBS Global AM (US) under the Class A, Class B and Class C Plans during the fiscal year ended July 31, 2006:


                                                  CLASS A   CLASS B    CLASS C
                                                 --------   -------   --------
UBS PACE Government Securities Fixed Income
   Investments                                   $317,423   $33,901   $247,348
UBS PACE Intermediate Fixed Income Investments    168,123     9,275     48,376
UBS PACE Strategic Fixed Income Investments        55,272    13,944     53,655
UBS PACE Municipal Fixed Income Investments       265,743    15,870    145,463
UBS PACE Global Fixed Income Investments          328,418    11,302     60,909
UBS PACE High Yield Investments                       120        --         --
UBS PACE Large Co Value Equity Investments        747,408    63,502    376,035
UBS PACE Large Co Growth Equity Investments       224,029    21,022     87,178
UBS PACE Small/Medium Co Value Equity
   Investments                                    127,814    28,280    131,383
UBS PACE Small/Medium Co Growth Equity
   Investments                                    138,235    12,220     76,984
UBS PACE International Equity Investments         264,684     7,700     80,751
UBS PACE International Emerging Markets Equity
   Investments                                     51,715     5,929     55,384
UBS PACE Real Estate Securities Investments            --        --         --
UBS PACE Alternative Strategies Investments         2,830         6        658



UBS PACE High Yield Investments and UBS PACE Alternative Strategies Investments commenced investment operations on April 3, 2006. UBS PACE Real Estate Securities Investments is expected to commence operations on or about
November 30, 2006. As a result, no service or distribution fees were paid by UBS PACE Real Estate Securities Investments to UBS Global AM under the Class
A or Class C Plans during the fiscal year ended July 31, 2006.

UBS Global AM (US) estimates that it and its affiliates incurred shareholder service-related and distribution-related expenses with respect to the funds during the fiscal year ended July 31, 2006, as set forth below. Because UBS PACE Real Estate Securities Investments is expected to commence operations on or about November 30, 2006, UBS Global AM (US) and its affiliates did not incur any shareholder service-related or distribution-related expenses with respect to this fund during the fiscal year ended July 31, 2006, and no information is shown below for this fund.



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


UBS PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS


CLASS A
Marketing and advertising                                               $432,486
Amortization of commissions                                                    0
Printing of prospectuses and SAIs                                            377
Branch network costs allocated and interest expense                      368,950
Service fees paid to financial advisors                                  121,863

CLASS B
Marketing and advertising                                               $ 11,564
Amortization of commissions                                               27,206
Printing of prospectuses and SAIs                                             10
Branch network costs allocated and interest expense                       11,399
Service fees paid to financial advisors                                    3,250

CLASS C
Marketing and advertising                                               $112,298
Amortization of commissions/distribution fees paid to
   financial advisors                                                     64,521
Printing of prospectuses and SAIs                                             98
Branch network costs allocated and interest expense                       95,923
Service fees paid to financial advisors                                   31,475


UBS PACE INTERMEDIATE FIXED INCOME INVESTMENTS


CLASS A
Marketing and advertising                                               $522,958
Amortization of commissions                                                6,075
Printing of prospectuses and SAIs                                            230
Branch network costs allocated and interest expense                      180,200
Service fees paid to financial advisors                                   64,288

CLASS B
Marketing and advertising                                               $  7,302
Amortization of commissions                                                6,819
Printing of prospectuses and SAIs                                              3
Branch network costs allocated and interest expense                        2,725
Service fees paid to financial advisors                                      886

CLASS C
Marketing and advertising                                               $ 50,345
Amortization of commissions/distribution fees paid to
   financial advisors                                                     12,833
Printing of prospectuses and SAIs                                             22
Branch network costs allocated and interest expense                       17,201
Service fees paid to financial advisors                                    6,128

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UBS PACE STRATEGIC FIXED INCOME INVESTMENTS


CLASS A
Marketing and advertising                                               $538,443
Amortization of commissions                                                4,180
Printing of prospectuses and SAIs                                            327
Branch network costs allocated and interest expense                       77,215
Service fees paid to financial advisors                                   21,139

CLASS B
Marketing and advertising                                               $ 34,243
Amortization of commissions                                               14,011
Printing of prospectuses and SAIs                                             21
Branch network costs allocated and interest expense                        5,350
Service fees paid to financial advisors                                    1,332

CLASS C
Marketing and advertising                                               $174,695
Amortization of commissions/distribution fees paid to
   financial advisors                                                     14,715
Printing of prospectuses and SAIs                                            106
Branch network costs allocated and interest expense                       24,904
Service fees paid to financial advisors                                    6,682


UBS PACE MUNICIPAL FIXED INCOME INVESTMENTS


CLASS A
Marketing and advertising                                               $233,554
Amortization of commissions                                                2,411
Printing of prospectuses and SAIs                                            115
Branch network costs allocated and interest expense                      286,398
Service fees paid to financial advisors                                  101,629

CLASS B
Marketing and advertising                                               $  3,594
Amortization of commissions                                               19,202
Printing of prospectuses and SAIs                                              2
Branch network costs allocated and interest expense                        4,694
Service fees paid to financial advisors                                    1,514

CLASS C
Marketing and advertising                                               $ 42,713
Amortization of commissions/distribution fees paid to
   financial advisors                                                     37,464
Printing of prospectuses and SAIs                                             21
Branch network costs allocated and interest expense                       52,072
Service fees paid to financial advisors                                   18,542

UBS PACE GLOBAL FIXED INCOME INVESTMENTS


CLASS A
Marketing and advertising                                             $  489,360
Amortization of commissions                                                   29
Printing of prospectuses and SAIs                                            590
Branch network costs allocated and interest expense                      285,940
Service fees paid to financial advisors                                  126,108

CLASS B
Marketing and advertising                                             $    4,339
Amortization of commissions                                                7,193
Printing of prospectuses and SAIs                                              5
Branch network costs allocated and interest expense                        2,801
Service fees paid to financial advisors                                    1,083

CLASS C
Marketing and advertising                                             $   30,836
Amortization of commissions/distribution fees paid to
   financial advisors                                                     18,442
Printing of prospectuses and SAIs                                             37
Branch network costs allocated and interest expense                       17,724
Service fees paid to financial advisors                                    7,387


UBS PACE HIGH YIELD INVESTMENTS*


CLASS A
Marketing and advertising                                             $    2,680
Amortization of commissions                                                    0
Printing of prospectuses and SAIs                                              0
Branch network costs allocated and interest expense                        1,331
Service fees paid to financial advisors                                       47



UBS PACE LARGE CO VALUE EQUITY INVESTMENTS



CLASS A
Marketing and advertising                                             $1,028,777
Amortization of commissions                                                8,834
Printing of prospectuses and SAIs                                            816
Branch network costs allocated and interest expense                      769,622
Service fees paid to financial advisors                                  287,128

CLASS B
Marketing and advertising                                             $   22,123
Amortization of commissions                                               50,717
Printing of prospectuses and SAIs                                             17
Branch network costs allocated and interest expense                       18,148
Service fees paid to financial advisors                                    6,092


----------


*    For the period April 3, 2006 (commencement of operations) through July 31,
     2006.

CLASS C
Marketing and advertising                                             $  126,580
Amortization of commissions/distribution fees paid to
   financial advisors                                                    110,697
Printing of prospectuses and SAIs                                            103
Branch network costs allocated and interest expense                       96,678
Service fees paid to financial advisors                                   35,695


UBS PACE LARGE CO GROWTH EQUITY INVESTMENTS


CLASS A
Marketing and advertising                                             $1,031,769
Amortization of commissions                                               13,739
Printing of prospectuses and SAIs                                            608
Branch network costs allocated and interest expense                      238,779
Service fees paid to financial advisors                                   86,046

CLASS B
Marketing and advertising                                             $   24,648
Amortization of commissions                                               37,962
Printing of prospectuses and SAIs                                             14
Branch network costs allocated and interest expense                        6,626
Service fees paid to financial advisors                                    2,014

CLASS C
Marketing and advertising                                             $  100,820
Amortization of commissions/distribution fees paid to
   financial advisors                                                     27,355
Printing of prospectuses and SAIs                                             59
Branch network costs allocated and interest expense                       23,130
Service fees paid to financial advisors                                    8,082


UBS PACE SMALL/MEDIUM CO VALUE EQUITY INVESTMENTS


CLASS A
Marketing and advertising                                             $  394,503
Amortization of commissions                                                3,970
Printing of prospectuses and SAIs                                            427
Branch network costs allocated and interest expense                      167,753
Service fees paid to financial advisors                                   44,946

CLASS B
Marketing and advertising                                             $   22,273
Amortization of commissions                                               18,569
Printing of prospectuses and SAIs                                             24
Branch network costs allocated and interest expense                        9,866
Service fees paid to financial advisors                                    2,244

CLASS C
Marketing and advertising                                               $101,497
Amortization of commissions/distribution fees paid to
   financial advisors                                                     39,855
Printing of prospectuses and SAIs                                            110
Branch network costs allocated and interest expense                       43,056
Service fees paid to financial advisors                                    5,985


UBS PACE SMALL/MEDIUM CO GROWTH EQUITY INVESTMENTS


CLASS A
Marketing and advertising                                               $433,012
Amortization of commissions                                                1,045
Printing of prospectuses and SAIs                                            496
Branch network costs allocated and interest expense                      149,849
Service fees paid to financial advisors                                   52,886

CLASS B
Marketing and advertising                                               $  9,859
Amortization of commissions                                               17,664
Printing of prospectuses and SAIs                                             11
Branch network costs allocated and interest expense                        3,742
Service fees paid to financial advisors                                    1,167

CLASS C
Marketing and advertising                                               $ 60,303
Amortization of commissions/distribution fees paid to
   financial advisors                                                     23,431
Printing of prospectuses and SAIs                                             69
Branch network costs allocated and interest expense                       20,900
Service fees paid to financial advisors                                    7,219


UBS PACE INTERNATIONAL EQUITY INVESTMENTS


CLASS A
Marketing and advertising                                               $898,799
Amortization of commissions                                                1,774
Printing of prospectuses and SAIs                                            598
Branch network costs allocated and interest expense                      204,527
Service fees paid to financial advisors                                  101,547

CLASS B
Marketing and advertising                                               $  6,589
Amortization of commissions                                                6,005
Printing of prospectuses and SAIs                                              4
Branch network costs allocated and interest expense                        1,824
Service fees paid to financial advisors                                      737

CLASS C
Marketing and advertising                                               $ 68,964
Amortization of commissions/distribution fees paid to
   financial advisors                                                     24,630
Printing of prospectuses and SAIs                                             46
Branch network costs allocated and interest expense                       15,548
Service fees paid to financial advisors                                    7,542


UBS PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS


CLASS A
Marketing and advertising                                               $297,386
Amortization of commissions                                               10,019
Printing of prospectuses and SAIs                                            359
Branch network costs allocated and interest expense                       50,765
Service fees paid to financial advisors                                   19,887

CLASS B
Marketing and advertising                                               $  8,781
Amortization of commissions                                                3,865
Printing of prospectuses and SAIs                                             10
Branch network costs allocated and interest expense                        1,633
Service fees paid to financial advisors                                      568

CLASS C
Marketing and advertising                                               $ 79,701
Amortization of commissions/distribution fees paid to
   financial advisors                                                     19,262
Printing of prospectuses and SAIs                                             96
Branch network costs allocated and interest expense                       13,668
Service fees paid to financial advisors                                    4,776



UBS PACE ALTERNATIVE STRATEGIES INVESTMENTS*



CLASS A
Marketing and advertising                                               $ 61,507
Amortization of commissions                                                    0
Printing of prospectuses and SAIs                                              0
Branch network costs allocated and interest expense                       16,904
Service fees paid to financial advisors                                    1,104

CLASS B
Marketing and advertising                                               $     35
Amortization of commissions                                                    4
Printing of prospectuses and SAIs                                              0
Branch network costs allocated and interest expense                           12
Service fees paid to financial advisors                                        0


----------
*    For the period April 3, 2006 (commencement of operations) through July 31,
     2006.

CLASS C
Marketing and advertising                                                 $3,477
Amortization of commissions/distribution fees paid to
   financial advisors                                                         55
Printing of prospectuses and SAIs                                              0
Branch network costs allocated and interest expense                          992
Service fees paid to financial advisors                                       18


----------


*    For the period April 3, 2006 (commencement of operations) through July 31,
     2006.


"Marketing and advertising" includes various internal costs allocated by UBS Global AM (US) to its effort at distributing the funds shares. These internal costs encompass office rent, salaries and other overhead expenses of various departments and areas of operations of UBS Global AM (US). "Branch network costs allocated and interest expense" consist of an allocated portion of the expenses of various departments involved in the distribution of the funds shares, including the retail branch system of UBS Financial Services Inc., the primary dealer for the funds' shares during this period, and "service fees paid to financial advisors" represents compensation paid by UBS Financial Services Inc. to its financial advisors.

In approving the overall system of distribution for each fund, the board considered several factors, including that the multiple class structure would permit sales of fund shares outside the PACE Program and would (1) enable investors to choose the purchasing option best suited to their individual situation, thereby encouraging current shareholders to make additional investments in the fund and attracting new investors and assets to the fund to the benefit of the fund and its shareholders, (2) facilitate distribution of the funds' shares and (3) maintain the competitive position of the fund in relation to other funds that have implemented or are seeking to implement similar distribution arrangements.

In approving the Class A Plan, the Class B Plan and the Class C Plan, the board considered all the features of the distribution system and the anticipated benefits to the funds and its shareholders. With regard to each Plan, the board considered (1) the conditions under which different combinations of initial sales charges, deferred sales charges, service fees and distribution fees and/or deferred sales charges would be imposed and the amount of such charges, (2) the belief of UBS Global AM (US) that the different combinations of initial sales charges, deferred sales charges, service fees and distribution fees would be attractive to dealers and financial advisors, resulting in greater growth of the fund than might otherwise be the case, (3) the advantages to the shareholders of economies of scale resulting from growth in the fund's assets and potential continued growth, (4) the services provided to the fund and its shareholders by UBS Global AM (US), (5) the services provided by dealers pursuant to each dealer agreement with UBS Global AM (US) and (6) the shareholder service-related and where applicable, distribution-related expenses and costs of UBS Global AM (US). With respect to the Class B Plan, the board members also recognized that the willingness of UBS Global AM (US) to compensate dealers without the concomitant receipt by UBS Global AM (US) of initial sales charges was conditioned upon its expectation of being compensated under the Class B Plan.

With respect to each Plan, the board considered all compensation that UBS Global AM (US) would receive under the Plan and the Principal Underwriting Contract, including service fees and, as applicable, initial sales charges, distribution fees and deferred sales charges. The board also considered the benefits that would accrue to UBS Global AM (US) under each Plan in that UBS Global AM (US) or an affiliate would receive service, distribution, management and administration fees that are calculated based upon a percentage of the average net assets of a fund, which fees would increase if the Plan were successful and the fund attained and maintained significant asset levels.

Under the Principal Underwriting Contract between the Trust and UBS Global AM
(US) for the Class A and Class C shares for the periods set forth below, UBS Global AM (US) earned the following approximate amounts of sales charges and retained the following approximate amounts, net of concessions to dealers, primarily UBS Financial Services Inc. UBS PACE Real Estate Securities Investments is expected to commence operations on or about November 30, 2006. As a result, UBS Global AM (US) did not earn any fees under the principal underwriting contract with respect to this fund, or earn or retain any deferred sales charges paid upon redemptions of this fund's shares, for the fiscal years ended July 31, 2006, July 31, 2005 or July 31, 2004, and no information is shown below for this fund.



                                                          FOR THE YEARS ENDED JULY 31
                                                          ---------------------------
FUND                                                       2006       2005      2004
----                                                      -------   -------   -------
UBS PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS

CLASS A
Earned                                                    $20,498   $10,708   $29,525
Retained                                                    1,194     1,218     3,426

CLASS C
Earned                                                          0         0       137
Retained                                                        0         0         0

UBS PACE INTERMEDIATE FIXED INCOME INVESTMENTS

CLASS A
Earned                                                      2,608     5,555     8,124
Retained                                                      211       603       742

CLASS C
Earned                                                          0         0        60
Retained                                                        0         0         2

UBS PACE STRATEGIC FIXED INCOME INVESTMENTS

CLASS A
Earned                                                      1,584     6,976     3,947
Retained                                                       11       680       521

CLASS C
Earned                                                          0         0       589
Retained                                                        0         0        11

UBS PACE MUNICIPAL FIXED INCOME INVESTMENTS

CLASS A
Earned                                                     19,981    18,203    13,244
Retained                                                    1,082     1,254     1,429

CLASS C
Earned                                                          0         0       189
Retained                                                        0         0         4

                                                          FOR THE YEARS ENDED JULY 31
                                                          ---------------------------
FUND                                                       2006       2005      2004
----                                                      -------   -------   -------
UBS PACE GLOBAL FIXED INCOME INVESTMENTS

CLASS A
Earned                                                    $ 5,309   $18,542   $17,710
Retained                                                      614     2,168     2,093

CLASS C
Earned                                                          0         0     1,268
Retained                                                        0         0         0

UBS PACE HIGH YIELD INVESTMENTS*

CLASS A
Earned                                                      6,068         0         0
Retained                                                      784         0         0

UBS PACE LARGE CO VALUE EQUITY INVESTMENTS

CLASS A
Earned                                                     30,246    54,416    45,426
Retained                                                    2,703     3,974     4,571

CLASS C
Earned                                                          0         0       703
Retained                                                        0         0         8

UBS PACE LARGE CO GROWTH EQUITY INVESTMENTS

CLASS A
Earned                                                     18,653    22,619    27,038
Retained                                                    1,749     2,271     2,658

CLASS C
Earned                                                          0         0       521
Retained                                                        0         0         3

UBS PACE SMALL/MEDIUM CO VALUE EQUITY INVESTMENTS

CLASS A
Earned                                                     17,920    28,437    17,441
Retained                                                    1,941     3,262     1,867

CLASS C
Earned                                                          0         0     1,250
Retained                                                        0         0         1


----------


*    For the period April 3, 2006 (commencement of operations) through July 31,
     2006.

                                                             FOR THE YEARS ENDED JULY 31
                                                             ---------------------------
FUND                                                          2006       2005      2004
----                                                         -------   -------   -------
UBS PACE SMALL/MEDIUM CO GROWTH EQUITY INVESTMENTS

CLASS A
Earned                                                       $10,034   $15,229   $ 8,902
Retained                                                       1,018     1,715     1,045

CLASS C
Earned                                                             0         0       304
Retained                                                           0         0         0

UBS PACE INTERNATIONAL EQUITY INVESTMENTS

CLASS A
Earned                                                        21,701    24,257     9,467
Retained                                                       2,371     2,424       947

CLASS C
Earned                                                             0         0       136
Retained                                                           0         0         0

UBS PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS

CLASS A
Earned                                                        42,742    13,298     2,715
Retained                                                       4,075     1,364       246

CLASS C
Earned                                                             0         0     5,094
Retained                                                           0         0         0

UBS PACE ALTERNATIVE STRATEGIES INVESTMENTS*

CLASS A
Earned                                                        30,194         0         0
Retained                                                       4,266         0         0

CLASS C
Earned                                                             0         0         0
Retained                                                           0         0         0


----------


*    For the period April 3, 2006 (commencement of operations) through July 31,
     2006.

UBS Global AM (US) earned and retained deferred sales charges paid upon certain redemptions of shares for the fiscal year ended July 31, 2006 as set forth below. UBS PACE Real Estate Securities Investments is expected to commence operations on or about November 30, 2006. As a result,

UBS Global AM (US) and its affiliates did not earn or retain any deferred sales charges with respect to this fund during the fiscal year ended July 31, 2006, and no information is shown below for this fund.



FUND                                                         CLASS A   CLASS B   CLASS C
----                                                         -------   -------   -------
UBS PACE Government Securities Fixed Income Investments       $    0   $ 5,417    $2,262
UBS PACE Intermediate Fixed Income Investments                   327       528       473
UBS PACE Strategic Fixed Income Investments                        0     2,947         9
UBS PACE Municipal Fixed Income Investments                       22    13,984         0
UBS PACE Global Fixed Income Investments                         383     3,591       259
UBS PACE High Yield Investments*                                   0         0         0
UBS PACE Large Co Value Equity Investments                     2,570    11,781     1,298
UBS PACE Large Co Growth Equity Investments                      710     4,768       466
UBS PACE Small/Medium Co Value Equity Investments                281     4,277       282
UBS PACE Small/Medium Co Growth Equity Investments               191     2,938       411
UBS PACE International Equity Investments                          0     1,138       549
UBS PACE International Emerging Markets Equity Investments         0     1,325       638
UBS PACE Alternative Strategies Investments*                       0         0         0


----------

*    For the period April 3, 2006 (commencement of operations) through July 31,
     2006.



SECURITIES LENDING. For the fiscal year ended July 31, 2006, UBS Securities LLC, acting as the funds' lending agent, received compensation from the funds as set forth below. Because UBS PACE High Yield Investments commenced investment operations on April 3, 2006, the information shown below reflects compensation paid by this fund to UBS Securities LLC, acting as the fund's lending agent, for the period April 3, 2006 to July 31, 2006. UBS PACE Real Estate Securities Investments is expected to commence operations on or about November 30, 2006. Accordingly, no compensation was paid to the fund's lending agent, UBS Securities LLC, for the fiscal year ended July 31, 2006, and no information is shown below for this fund.



FUND                                                         COMPENSATION
----                                                         ------------
UBS PACE Intermediate Fixed Income Investments                 $ 12,882
UBS PACE Strategic Fixed Income Investments                       6,044
UBS PACE Global Fixed Income Investments                          5,834
UBS PACE High Yield Investments                                     436
UBS PACE Large Co Value Equity Investments                       29,999
UBS PACE Large Co Growth Equity Investments                      93,583
UBS PACE Small/Medium Co Value Equity Investments                36,385
UBS PACE Small/Medium Co Growth Equity Investments               72,130
UBS PACE International Equity Investments                       159,214
UBS PACE International Emerging Markets Equity Investments       48,059



BANK LINE OF CREDIT. Each fund, other than UBS PACE Money Market Investments, UBS PACE Large Co Value Equity Investments, UBS PACE Large Co Growth Equity Investments and UBS PACE Alternative Strategies Investments, participates with other funds advised or sub-advised by UBS Global AM in a $100 million committed credit facility with State Street Bank and Trust Company, to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the funds at the request of shareholders and other temporary or emergency purposes. Under the facility arrangement, the funds have agreed to pay commitment fees, pro rata, based on the relative asset size of the funds in the facility arrangement. For the year ended July 31, 2006, the following Portfolios had borrowings:


                                                AVERAGE DAILY                   WEIGHTED AVERAGE
                                            AMOUNT OF BORROWING       DAYS         ANNUALIZED      INTEREST
                PORTFOLIO                       OUTSTANDING       OUTSTANDING     INTEREST RATE     EXPENSE
                ---------                   -------------------   -----------   ----------------   --------
UBS PACE Small/Medium Co Value Equity
Investments                                      $1,030,505             5             5.030%        $   720
UBS PACE International Equity Investments         3,472,247             7             5.560           3,754
UBS PACE International Emerging Markets
Equity Investments                                1,677,921            43             5.320          10,662



Because UBS PACE Real Estate Securities Investments is expected to commence operations on or about November 30, 2006, the fund had not borrowed under the facility.

UBS PACE Large Co Value Equity Investments and UBS PACE Large Co Growth Equity Investments participate with other funds advised or sub-advised by UBS Global AM in a committed credit facility with JP Morgan Chase Bank, to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the funds at the request of shareholders and other temporary or emergency purposes. Under the facility arrangement, the funds have agreed to pay commitment fees, pro rata, based on the relative asset size of the funds in the facility arrangement. Effective September 12, 2006, the amount of the committed credit facility increased from $50 million to $75 million, and UBS PACE Alternative Strategies Investments became a participant under the facility arrangement. For the year ended July 31, 2006, none of the portfolios borrowed under this facility.


PROXY VOTING POLICIES AND PROCEDURES. The Trust's board believes that the voting of proxies on securities held by a fund is an important element of the overall investment process. As such, the board has delegated the responsibility to vote such proxies to each fund's investment advisor, subject to the continuing oversight of the board. Following is a summary of the proxy voting policy of each investment advisor to each fund.

You may obtain information about the funds' proxy voting decisions, during the 12-month period ending June 30, 2006, without charge, online on the funds'
Web site (www.ubs.com/ubsglobalam-proxy) or on the EDGAR database on the SEC's Web site (www.sec.gov).

UBS PACE MONEY MARKET INVESTMENTS - UBS GLOBAL AM

UBS Global AM's proxy voting policy is based on its belief that voting rights have economic value and must be treated accordingly. Generally, UBS Global AM expects the boards of directors of companies issuing securities held by its clients to act as stewards of the financial assets of those companies, and to exercise good judgment and practice diligent oversight with respect to the management of those companies. While there is no absolute set of rules that determine appropriate corporate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain benchmarks, which, if substantial progress is made toward, give evidence of good corporate governance. UBS Global AM may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with UBS Global AM's proxy voting policy.

When UBS Global AM's view of a company's management is favorable, UBS Global AM generally supports current management initiatives. When UBS Global AM's view is that changes to the


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

management structure would probably increase shareholder value, UBS Global AM may not support existing management proposals. In general, UBS Global AM: (1) opposes proposals which act to entrench management; (2) believes that boards should be independent of company management and composed of persons with requisite skills, knowledge and experience; (3) opposes structures which impose financial constraints on changes in control; (4) believes remuneration should be commensurate with responsibilities and performance; and (5) believes that appropriate steps should be taken to ensure the independence of auditors.

UBS Global AM has implemented procedures designed to identify whether it has a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates' client relationships, marketing efforts or banking, investment banking and broker/dealer activites. To address such conflicts, UBS Global AM has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker/dealer activities and has implemented procedures to prevent business, sales and marketing issues from influencing proxy votes. Whenever UBS Global AM is aware of a conflict with respect to a particular proxy, its appropriate local corporate governance committee is required to review and agree to the manner in which such proxy is voted.

UBS PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS AND UBS PACE STRATEGIC FIXED INCOME INVESTMENTS--PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

Pacific Investment Management Company LLC ("PIMCO") has adopted written proxy voting policies and procedures ("Proxy Policy") as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. PIMCO has implemented the Proxy Policy for each of its clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client's proxies. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Proxy Policy also applies to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO's clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.


PIMCO will supervise and periodically review its proxy voting activities and implementation of the Proxy Policy. PIMCO will review each proxy to determine whether there may be a material conflict between PIMCO and its client. If no conflict exists, the proxy will be forwarded to the appropriate er for consideration. If a conflict does exist, PIMCO will seek to resolve any such conflict in accordance with the Proxy Policy. PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client's best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the instructions of the client; (iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) suggesting that the client engage another party to determine how the proxy should be voted;

(v) delegating the vote to a third-party service provider; or (vi) voting in accordance with the factors discussed in the Proxy Policy.

Clients may obtain a copy of PIMCO's written Proxy Policy and the factors that PIMCO may consider in determining how to vote a client's proxy. Except as required by law, PIMCO will not disclose to third parties how it voted on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients, how PIMCO voted such client's proxy. In addition, a client may obtain copies of PIMCO's Proxy Policy and information as to how its proxies have been voted by contacting PIMCO.

UBS PACE INTERMEDIATE FIXED INCOME INVESTMENTS--BLACKROCK FINANCIAL MANAGEMENT, INC.

The fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the fund's board.
The fund expects BlackRock and its affiliates to vote proxies related to the fund's portfolio securities for which the fund has voting authority consistent with the fund's best interests. BlackRock has adopted its own proxy voting policies (the "Proxy Voting Policy") to be used in voting the fund's proxies, which are summarized below.

BlackRock recognizes that implicit in the initial decision to retain or invest in the security of a corporation is approval of its existing corporate ownership structure, its management, and its operations. Accordingly, proxy proposals that would change the existing status of a corporation are reviewed carefully and supported only when it seems clear that the proposed changes are likely to benefit the corporation and its shareholders. Notwithstanding this favorable predisposition, BlackRock assesses management on an ongoing basis both in terms of its business capability and its dedication to the shareholders to ensure that BlackRock's continued confidence remains warranted. If BlackRock determines that management is acting on its own behalf instead of for the well being of the corporation, it will vote to support the shareholder.

BlackRock's proxy voting policy and its attendant recommendations attempt to generalize a complex subject. Specific fact situations, including differing voting practices in jurisdictions outside the United States, might warrant departure from these guidelines. With respect to voting proxies of non-U.S. companies, a number of logistical problems may arise that may have a detrimental effect on BlackRock's ability to vote such proxies in the best interests of the Fund. Accordingly, BlackRock may determine not to vote proxies if it believes that the restrictions or other detriments associated with such vote outweigh the benefits that will be derived by voting on the company's proposal.

Additionally, situations may arise that involve an actual or perceived conflict of interest. For example, BlackRock may manage assets of a pension plan of a company whose management is soliciting proxies, or a BlackRock employee may have a close relative who serves as a director or executive of a company that is soliciting proxies. BlackRock's policy in all cases is to vote proxies based on its clients' best interests and not the product of the conflict.

BlackRock has engaged Institutional Shareholder Services ("ISS") to assist it in the voting of proxies. ISS analyzes all proxy solicitations BlackRock receives for its clients and advises BlackRock how, based upon BlackRock's guidelines, the relevant votes should be cast.

Below is a summary of some of the procedures described in the Proxy Voting
Policy.

ROUTINE MATTERS. BlackRock will generally support routine proxy proposals, amendments, or resolutions if they do not measurably change the structure, management control, or operation of the issuer and they are consistent with industry standards as well as the corporate laws of the state of incorporation of the issuer.

SOCIAL ISSUES. If BlackRock has determined that management is generally socially responsible, it will generally vote against social issue proposals, which are generally proposed by shareholders who believe that the corporation's internally adopted policies are ill-advised or misguided.

FINANCIAL/CORPORATE ISSUES. BlackRock will generally vote in favor of proposals that seek to change a corporation's legal, business or financial structure provided the position of current shareholders is preserved or enhanced.

SHAREHOLDER RIGHTS. Proposals in this category are made regularly both by management and shareholders. They can be generalized as involving issues that transfer or realign board or shareholder voting power. BlackRock will generally oppose any proposal aimed solely at thwarting potential takeover offers by requiring, for example, super-majority approval. At the same time it believes stability and continuity promote profitability. Individual proposals may have to be carefully assessed in the context of their particular circumstances.

UBS PACE MUNICIPAL FIXED INCOME INVESTMENTS--STANDISH MELLON ASSET MANAGEMENT COMPANY LLC (MELLON FINANCIAL CORPORATION)

Standish Mellon Asset Management Company LLC ("Standish"), through its participation on Mellon's Proxy Policy Committee, has adopted a Proxy Voting Policy, related procedures, and voting guidelines which are applied to those client accounts over which it has been delegated the authority to vote proxies. In voting proxies, Standish seeks to act solely in the best financial and economic interest of the applicable client. Standish will carefully review proposals that would limit shareholder control or could affect the value of a client's investment. Standish generally will oppose proposals designed to insulate an issuer's management unnecessarily from the wishes of a majority of shareholders. Standish will generally support proposals designed to provide management with short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve long-term goals. On questions of social responsibility where economic performance does not appear to be an issue, Standish will attempt to ensure that management reasonably responds to the social issues.

All proxy voting proposals are reviewed, categorized, analyzed and voted in accordance with written guidelines in effect from time to time. These proxy voting guidelines are based on research and recommendations provided by internal resources and third party vendors. The guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in policies on specific issues. Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the Proxy Policy Committee, if the applicable guidelines so require. Proposals that cannot be categorized under the guidelines will be referred to the Proxy Policy Committee for discussion and vote. Additionally, the Proxy Policy Committee may review any proposal where it has identified a particular company, industry or issue for special scrutiny. With regard to voting proxies of foreign companies, Standish weighs the cost of voting and potential inability to sell the shares, against the benefit of voting the shares, to determine whether or not to vote.

Standish recognizes its duty to vote proxies in the best interests of its clients. Standish seeks to avoid material conflicts of interest through the establishment of the Proxy Policy Committee, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, Standish and its affiliates engage a third party as an independent fiduciary to vote all proxies for Mellon Financial Corporation securities and affiliated mutual fund securities

Standish will furnish a copy of its Proxy Voting Policy, any related procedures, and its voting guidelines to each advisory client upon request. Upon request, Standish will also disclose to an advisory client the proxy voting history for its account after the votes have been recorded.

UBS PACE GLOBAL FIXED INCOME INVESTMENTS--FISHER FRANCIS TREES & WATTS, INC. AND ROGGE GLOBAL PARTNERS PLC.

FISHER FRANCIS TREES & WATTS, INC. Fisher Francis Trees & Watts, Inc. ("FFTW") manages only fixed income portfolios which are in the main invested in sovereign or high quality corporate debt. These securities do not typically convey voting rights to the holder and the occurrence of corporate governance notices for these types of investments is considerably less than that encountered for equity stocks.

On occasion however FFTW does receive corporate governance notices which commonly will fall into one of the following categories:

1) Exchange offers--Generally, these offers request instructions as to whether the holder would be willing to exchange one set of notes for another. The most frequent example of this type of offer is where securities become registered having previously been unregistered.

2) Tender offers--These offers are generally where the issuer makes a tender to back some types of notes.

3) Consents--This will occur when an issuer wishes to make changes to the underlying covenants or assigning of rights within the structure of the security itself and needs to obtain a majority of the noteholders' authority and consent in order to implement the changes.

FFTW's policy is to act upon any corporate governance notices received in accordance with any specific client instructions that may be in place. Notwithstanding this policy, where FFTW acts as a proxy on behalf of its clients in responding to such notices, the firm's policy is to exercise the proxy vote in the best interests of the client taking into consideration all relevant factors including, without limitation, acting in a manner that FFTW believes will (1) maximize the economic benefits to the client (taking into consideration potential risk, reward and the client's investment objectives) and (2) promote sound corporate governance by the issuer. In the unlikely event that FFTW believes that there is a potential conflict of interest between the interest of the client and FFTW in connection with a proxy vote that it is exercising on behalf of a client, FFTW's Chief Investment Officer, Chief Executive Officer or its Chief Legal and Risk Officer, or their respective delegees, will review the matter to ensure that the client's interests are placed ahead of any interest that FFTW may have in connection with the vote.

ROGGE GLOBAL PARTNERS PLC. Rogge Global Partners plc ("Rogge Global Partners") offers global fixed income investment management to institutional investors. As a fixed income manager, it is highly unlikely Rogge Global Partners would purchase equity securities on behalf of its clients. If Rogge Global Partners were to receive equity securities, such as through an offering related to convertible securities it holds, Rogge Global Partners would normally sell them.

If Rogge Global Partners were to hold a security of a company that was soliciting proxies, Rogge Global Partners assumes a fiduciary responsibility to vote proxies in the best interest of its clients. In addition,


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with respect to employee benefit plans under the Employee Retirement Income
Securities Act (ERISA), Rogge Global Partners acknowledges its responsibility as a fiduciary to vote proxies prudently and solely in the best interest of plan participants and beneficiaries. So that it may fulfill these fiduciary responsibilities to clients, Rogge Global Partners has adopted and implemented these written policies and procedures reasonably designed to ensure that it votes proxies in the best interest of clients.

PROXY VOTING GUIDELINES. Rogge Global Partners acknowledges it has a duty of care that requires it to monitor corporate actions and vote client proxies. If a client's custodian notifies Rogge Global Partners of a proxy that requires voting on behalf of a client, Rogge Global Partners will vote the proxy in accordance with these guidelines. The guidelines have been developed to be consistent, wherever possible, with enhancing long-term shareholder value and leading corporate governance practices.

Rogge Global Partners has a policy not to be unduly influenced by representatives of management or any public interest or other outside groups when voting proxies. The Head of Compliance will report to Rogge Global Partners' principal executive officer any attempts by outside parties or others at Rogge Global Partners who attempt to unduly influence Rogge Global Partners to vote proxies. Attempts made by the principal executive officer will be reported to Rogge Global Partners' Board.

These guidelines are not rigid policy positions. Rogge Global Partners will consider each corporate proxy statement on a case-by-case basis, and may vote in a manner different from that contemplated by these guidelines when deemed appropriate. There may be occasions when Rogge Global Partners determines that not voting a proxy may be more in the best interest of clients, for example, when the cost of voting the proxy exceeds the expected benefit to the client. Rogge Global Partners may change these guidelines from time to time without providing notice of these changes to its clients.

MANAGEMENT PROPOSALS. In general, it is Rogge Global Partners' intention to vote on proposals introduced by company management in accordance with management's recommendations on the following types of management proposals:

-    Election of directors when there is not an opposition slate

-    Ratification of appointment of auditors

-    Amendments to the Certificate of Incorporation regarding director liability

- Amendments pertaining to employee stock option plans or awards, when such plans or awards do not constitute more than 2% of all outstanding stock.

SHAREHOLDER PROPOSALS. At times shareholders will submit proposals that generally seek to change some aspect of a company's corporate governance structure or its business operations. Rogge Global Partners will generally vote against proposals motivated by political, ethical or social concerns. Rogge Global Partners will examine each issue solely from an economic perspective and, at times, will vote with management in opposition to shareholder resolutions which could negatively impact the corporation's ability to do business. However, Rogge Global Partners will generally support the following shareholder initiatives concerning the maximization of shareholder value:

- Against management sheltering 'poison pills' which effectively lower the value of the shares

-    Against the payment of 'greenmail'


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-    Against staggered terms for the board of directors

- For qualified dissident candidates for seats on the board when the entrenched directors have clearly not enhanced shareholder value

-    For cumulative voting policies in electing the board of directors

-    For confidential voting in electing the board of directors

CONFLICTS OF INTEREST. Occasions may arise during the voting process in which a client's best interest conflicts with Rogge Global Partners' interests. A conflict of interest may exist, for example, if Rogge Global Partners has a business relationship with, or is actively soliciting business from, either (i) the company soliciting the proxy, or (ii) a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. A business relationship includes, but it not limited to, employees serving as a director of the company or Rogge Global Partners managing a company's pension fund. If a conflict of interest exists, Rogge Global Partners will disclose the conflict to its client(s) and will vote the proxy as directed by the client(s).

VOTING PROCESS. Rogge Global Partners has charged the firm's Head of Compliance with responsibility for acting as liaison with clients' custodian banks and assisting in the coordination and voting of proxies. After the Head of Compliance is notified of a proxy that requires voting, he will review the proxy and make a voting proposal to the Proxy Voting Committee in-line with these procedures. The Proxy Voting Committee is comprised of the Head of Compliance and any one director/portfolio manager. In the event the committee cannot reach agreement, all of Rogge Global Partners' director/portfolio managers will be consulted. The Head of Compliance is also responsible for ensuring that the proxies are transmitted for voting in a timely fashion and maintaining a record of the voting record to be made available to clients upon request.

RECORDKEEPING. Pursuant to Rule 204-2 of the Investment Advisers Act of 1940, Rogge Global Partners will maintain the following records for five years in an easily accessible place, the first two years in its office:

-    Rogge Global Partners' proxy voting policies and procedures

- Proxy statements received regarding client securities (proxy statements filed via EDGAR will not be separately maintained by Rogge Global Partners)

-    Records of votes cast on behalf of clients

-    Records of written client requests for voting information

- Records of written responses from Rogge Global Partners to both written and verbal client requests

- Any other documents prepared that were material to Rogge Global Partners' decision to vote a proxy or that memorialized the basis for the decision.

OBTAINING A VOTING PROXY REPORT. Clients may request a copy of these policies and procedures and/or a report on how their individual securities were voted by call Rogge Global Partners' Head of Compliance at 44-207-842-8416.


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UBS PACE HIGH YIELD INVESTMENTS--MACKAY SHIELDS LLC

MACKAY SHIELDS LLC. The fund has formally delegated to its investment adviser, MacKay Shields LLC ("MacKay Shields"), the ability to make all proxy voting decisions in relation to portfolio securities held by the fund. MacKay Shields has adopted proxy voting policies and procedures designed to ensure that where clients have delegated proxy voting authority to MacKay Shields, all proxies are voted in the best interest of such clients without regard to the interests of MacKay Shields or related parties. When a client retains MacKay Shields, the firm generally determines through its investment management agreement, whether it will vote proxies on behalf of that client. Currently, MacKay Shields uses Institutional Shareholder Services ("ISS") as its third-party proxy voting service provider. If the client appoints MacKay Shields as its proxy-voting agent, the client will also instruct MacKay Shields to vote its proxies in accordance with custom guidelines provided by the client, MacKay Shield's Standard Guidelines (currently the same as the ISS standard guidelines), or in the case of a Taft-Hartley client, in accordance with the ISS Taft-Hartley guidelines. MacKay Shields informs the client's custodian to send all proxies to ISS. MacKay Shields then informs 1SS that the client has appointed MacKay Shields as its agent and instructs ISS as to which guidelines to follow.

Once the appropriate guidelines have been established, each proxy must be voted in accordance with those guidelines unless a MacKay Shields portfolio manager believes that it is in the best interest of the client(s) to vote otherwise. In those cases, the portfolio manager must complete a form describing the reasons for departing from the guidelines and disclosing any facts that might suggest there is a conflict. The portfolio manager submits the form to MacKay's Legal/Compliance Department for review. If the Legal/Compliance Department determines that no conflict exists, then the dissent will be approved and ISS will be informed of how to vote. All dissenting votes are presented to MacKay Shield's Compliance Committee. If MacKay Shield's General Counsel or Chief Compliance Officer determines that a conflict exists, the matter will immediately be referred to MacKay Shield's Compliance Committee for consideration. In accordance with Firm procedures in this area, the committee members will consider the matter and resolve the conflict as deemed appropriate under the circumstances.

The following examples illustrate MacKay Shield's guidelines with respect to certain typical proxy votes. This summary is not an exhaustive list of all the issues that may arise or of all matters addressed in the guidelines, and whether MacKay Shields supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information.

BOARD OF DIRECTORS. MacKay Shields will vote on director nominees in an uncontested election on a case-by-case basis, examining such factors as the composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman also serves as CEO, and whether a retired CEO sits on the board. Also, MacKay Shields withholds votes from "over-boarded" CEO directors (CEO directors who serving on more than three boards) or directors who sit on more than six public boards. In a contested election of directors, MacKay Shields will evaluate the nominees based on such factors as the long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions. MacKay Shields generally supports proposals to fix the board size, proposals to repeal classified boards or elect all directors annually. MacKay Shields generally supports proposals to fix the board size or designate a range for the board size. However, MacKay Shields will vote against management's ability to alter the size of the board outside of a specified range without shareholder approval. In addition, MacKay Shields supports proposals to repeal classified boards and elect all


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directors annually. MacKay Shields also supports proposals seeking that a majority or more of the board be independent. MacKay Shields generally votes against shareholder proposals to impose a mandatory retirement age for outside directors.

ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES. MacKay Shields generally evaluates advance notice proposals on a case-by-case basis, supporting proposals that allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible. MacKay Shields generally supports shareholder proposals that ask a company to submit its poison pill for shareholder ratification; proposals to allow or make easier shareholder action by written consent; and proposals to lower supermajority vote requirements. MacKay Shields generally votes against proposals to restrict or prohibit shareholder ability to call special shareholder meetings and proposals giving the board exclusive authority to amend the bylaws.

CAPITAL STRUCTURE. Generally, votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis using a model developed by ISS. MacKay Shields will generally vote for proposals to create a new class of nonvoting or subvoting common stock if it is intended for financing purposes with minimal or no dilution to current shareholders and if it is not designed to preserve the voting power of an insider or significant shareholder. MacKay Shields will vote for proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain. MacKay Shields will generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights and against proposals to create a new class of common stock with superior voting rights.

EXECUTIVE AND DIRECTOR COMPENSATION. Proposals regarding compensation plans are reviewed on a case-by-case basis using a methodology focusing on the transfer of shareholder wealth. Generally, MacKay Shields will support proposals seeking additional information regarding compensation, but will vote against proposals that set absolute levels on compensation or dictate the amount or form of compensation. MacKay Shields will support withholding votes from Compensation Committee members if the company has poor compensation practices.

UBS PACE LARGE CO VALUE EQUITY INVESTMENTS--INSTITUTIONAL CAPITAL CORPORATION, SSGA FUNDS MANAGEMENT, INC. AND WESTWOOD MANAGEMENT CORP.

INSTITUTIONAL CAPITAL CORPORATION. Institutional Capital Corporation's proxy voting policies generally provide that the firm's proxy committee will oversee the operation of the proxy voting policies and that the analyst who follows the company will decide how to vote proxies on various issues on a case-by-case basis, with the intention being to vote proxies in the best interest of client accounts. Institutional Capital Corporation has adopted proxy voting guidelines that may be employed when considering how to vote proxies. Proxy solicitations that might involve a conflict of interest between Institutional Capital Corporation and client interests will be handled by the proxy committee in one of the following ways:

1. Vote the securities based on a pre-determined voting policy if the application of the policy to the matter presented involves little discretion on Institutional Capital Corporation's part;

2. Vote the securities in accordance with a pre-determined policy based upon the recommendations of an independent third party, such as a proxy voting service; or

3. Disclose the conflict to the client and obtain the client's direction to vote the proxies.


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SSGA FUNDS MANAGEMENT, INC. The fund has delegated the voting of its proxies to its subadviser, SSgA Funds Management, Inc. ("SSgA FM"). SSgA FM has undertaken to vote proxies with respect to the fund's underlying securities holdings and retains the final authority and responsibility for such voting. SSgA FM, at the direction of the SSgA FM Investment Committee, retains an outside consulting firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process and to act as voting agent. SSgA FM has instructed the voting agent to follow the voting guidelines as set by the Investment Committee. If areas of concern are discovered, or the guidelines do not specifically address a proxy issue, the issues are examined in detail by the Investment Committee and voted as determined to be in the best interest of the fund.

SSgA FM votes in support of management on the following ballot items, which are fairly common management-sponsored initiatives: elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities, approval of auditors, directors' and auditors' compensation, directors' liability and indemnification, discharge of board members and auditors, financial statements and allocation of income, dividend payouts that are greater than or equal to country and industry standards, authorization of share repurchase programs, general updating of or corrective amendments to charter, change in corporation name, and elimination of cumulative voting.

SSgA FM votes in support of management on the following items, which have potentially substantial financial or best-interest impact: capitalization changes which eliminate other classes of stock and voting rights, changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 100% of the existing authorization for US companies and no more than 100% of existing authorization for non-US companies, elimination of pre-emptive rights for share issuance of less than a given percentage (country specific--ranging from 5% to 20%) of the outstanding shares elimination of "poison pill" rights, stock purchase plans with an exercise price of not less that 85% of fair market value, stock option plans which are incentive based and not excessive other stock-based plans which are appropriately structured, reductions in super-majority vote requirements, and the adoption of anti- "greenmail" provisions.

SSgA FM votes against management on the following items, which have potentially substantial financial or best-interest impact: capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders, changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders, anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers, amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions, elimination of Shareholders' Right to Call Special Meetings, establishment of classified boards of directors, reincorporation in a state which has more stringent anti-takeover and related provisions, shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding, excessive compensation, change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered, adjournment of Meeting to Solicit Additional Votes, "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy, and proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

SSgA FM evaluates mergers and acquisitions on a case-by-case basis. Consistent with SSgA FM's proxy policy, SSgA FM supports management in seeking to achieve their objectives for shareholders. However, in all cases, SSgA FM Funds Management, Inc. uses its discretion in order to maximize shareholder


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value. SSgA FM generally votes as follows: against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets and offers when there are prospects for an enhanced bid or other bidders, but generally votes in favor of offers that concur with index calculators treatment and the ability to meet clients' return objectives for passive funds and for proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value.

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. SSgA FM believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, SSgA FM examines shareholder proposals primarily to determine their economic impact on shareholders.

SSgA FM votes in support of shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives: requirements that auditors attend the annual meeting of shareholders; establishment of an annual election of the board of directors; mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees; mandates that amendment to bylaws or charters have shareholder approval; mandates that shareholder-rights plans be put to a vote or repealed; establishment of confidential voting; expansions to reporting of financial or compensation-related information, within reason; repeals of various anti-takeover related provisions; reduction or elimination of super-majority vote requirements; repeals or prohibitions or "greenmail" provisions; "opting-out" of business combination provisions; proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee; disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities; establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function; mandates that Audit, Compensation and Nominating Committee members should all be independent directors; mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee.

SSgA FM votes against shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives: limits to tenure of directors, requirements that candidates for directorships own large amounts of stock before being eligible to be elected, restoration of cumulative voting in the election of directors, requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature, restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact, proposals which require inappropriate endorsements or corporate actions, and proposals asking companies to adopt full tenure holding periods for their executives, proposals requiring the disclosure of executive retirement benefits if the issuer has an independent compensation committee.

From time to time, SSgA FM will review a proxy which presents a potential material conflict. As a fiduciary to its clients, SSgA FM takes these potential conflicts very seriously. While SSgA FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by SSgA FM's potential conflict, there are a number of courses SSgA FM may take. The final decision as to which course to follow shall be made by the Investment Committee.


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When the matter falls clearly within one of the proposals enumerated in SSgA
FM's Policy, casting a vote which simply follows SSgA FM's pre-determined policy would eliminate SSgA FM's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that SSgA FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, SSgA FM may employ the services of a third party, wholly independent of SSgA FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of SSgA FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not SSgA FM's, best interests.

WESTWOOD MANAGEMENT CORP. Westwood Management Corp. ("Westwood") has engaged ISS (Institutional Shareholder Services) for assistance with the proxy voting process for its clients. ISS is a leading provider of corporate governance and proxy voting services. ISS's main objective is to assist institutional investors by researching the financial implications of proxy proposals and by casting votes that will enhance and protect shareholder returns. In most cases, Westwood agrees with the recommendations of ISS, however, ballots are reviewed bi-monthly by Westwood's analysts and Westwood may choose to vote differently than ISS if it believes it in the best interest of its clients.

With respect to proxy record keeping, Westwood maintains complete files for all clients. These files include a listing of all proxy material sent on behalf of its clients along with individual copies of each response. Client access to these files can be arranged upon request. A summary of voting is sent to each client on an annual basis.

UBS PACE LARGE CO GROWTH EQUITY INVESTMENTS--GE ASSET MANAGEMENT INCORPORATED, MARSICO CAPITAL MANAGEMENT, LLC AND SSGA FUNDS MANAGEMENT, INC.

GE ASSET MANAGEMENT INCORPORATED. GE Asset Management Incorporated ("GEAM") exercises its fiduciary duties by reviewing, voting and documenting proxies for all voting securities for which it has voting responsibility and acting solely in the best interests of its clients. All proxies are voted in accordance with the Proxy Policy, which has been adopted by the Board of Directors of GEAM and in accordance with GEAM's proxy voting guidelines ("Proxy Guidelines"), which have been adopted by the proxy committee of GEAM ("Proxy Committee").

The Proxy Committee is comprised of between five and ten individuals, including both the Chief Executive Officer and General Counsel of GEAM. The Proxy Committee is responsible for reviewing the Proxy Guidelines and a summary of the proxy matters encountered by GEAM at least annually and, if necessary, updating the Proxy Guidelines.

GEAM has hired Institutional Shareholder Services, Inc. ("ISS") to collect all proxy materials, provide research and vote all proxies as instructed to do so by GEAM. Upon receipt of a proxy, ISS provides the proxy analyst, an employee of GEAM responsible for facilitating and processing all proxy votes, with an


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analysis of the proxy material, which includes management's recommendation, and a vote recommendation based on the Proxy Guidelines.

In general, GEAM votes with management. In certain limited cases, GEAM may instruct ISS to abstain from voting a proxy where such abstention is believed to be in the overall best interest of clients. The proxy analyst reviews each analysis and vote recommendation subject to the following:


a. DOMESTIC AND INTERNATIONAL ROUTINE ISSUES: The proxy analyst confirms ISS recommendations on routine issues. Such issues falling under this section
     (a) generally include voting: (1) for auditors and the board of directors, changes to the state of incorporation (if still incorporated in the United States), stock splits, the authorization of additional shares of common stock, staggered stock boards (if voting with management), reasonable stock option plans, director compensation and employee stock purchase plans, management proposals dealing with environmental and social issues, and share repurchases; and (2) against supermajority votes, unequal classes of common and preferred stock, the establishment of preemptive rights and the authorization of preferred stock if excessive as compared to the common stock.


b. DOMESTIC AND INTERNATIONAL NON-ROUTINE ISSUES: VOTE WITH MANAGEMENT AND CONSISTENT WITH PROXY GUIDELINES: If the issue is determined to be non-routine by the proxy analyst, a portfolio securities analyst for the relevant asset class and a Proxy Committee member will review the proxy material and recommend how to vote such proxy. If the recommendation is to vote with management and consistent with the proxy guidelines, such recommendation will be forwarded to ISS. Non-routine issues falling under this section (b) and section (c) (below) generally include golden parachutes, poison pills, environmental and social issues, severance agreements, restructurings and mergers.

c. DOMESTIC AND INTERNATIONAL NON-ROUTINE ISSUES: VOTING AGAINST MANAGEMENT OR INCONSISTENT WITH THE PROXY GUIDELINES: If (1) the issue is determined to be non-routine by the proxy analyst and either a portfolio securities analyst for the relevant asset class or the Proxy Committee member recommends a vote against management or (2) a portfolio securities analyst seeks in any case to vote contrary to the Proxy Guidelines, then at least two Proxy Committee members will review the proxy material and determine how to vote such proxy. In certain circumstances, an independent third party will be engaged to determine how to vote the proxy (see below).

A material conflict of interest may arise in a situation where the proxy analyst or a portfolio securities analyst or a Proxy Committee member, if voting the proxy, has knowledge of a situation where either GEAM or one of its affiliates would enjoy a substantial or significant benefit from casting a vote in a particular way ("Material Conflict of Interest"). If a Material Conflict of Interest does arise, ISS (or in certain limited cases, another independent third party) will be solely responsible for voting the proxy, the Material Conflict of Interest will be documented, the Board of GEAM will be notified at the next regular Board meeting following the material conflict of interest and the Proxy Committee will be notified of such conflict at its annual meeting. In the absence of a conflict of interest or in the case of an immaterial conflict of interest, regular procedures will be followed.

MARSICO CAPITAL MANAGEMENT, LLC. It is the policy of Marsico Capital Management, LLC ("MCM") to seek to vote or otherwise process (such as by a decision to abstain or take no action) all proxies over which it has voting authority in the best interest of MCM's clients, as summarized here. Under MCM's investment discipline, one of the qualities MCM usually seeks in companies it invests in for client portfolios is good management. Because MCM has some confidence that the managements of most portfolio companies it invests in for clients seek to serve shareholders' best interests, MCM believes


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that voting proxies in the clients' best economic interest ordinarily means voting with these managements' recommendations.

Although MCM ordinarily will vote proxies with management recommendations, MCM's analysts generally review proxy proposals as part of the normal monitoring of portfolio companies and their managements. In rare cases, MCM might decide to vote a proxy against a management recommendation. MCM may notify affected clients of such a decision if it is reasonably feasible to do so.

MCM may process certain proxies in a manner other than by voting them, such as by abstaining from voting, or by taking no action on certain proxies. Some examples include, without limitation proxies issued by companies MCM has decided to sell, proxies issued for securities that MCM did not select for a client portfolio (such as, without limitation, securities that were selected by the client or by a previous adviser, unsupervised securities held in a client's account, or money market securities or other securities selected by clients or their representatives other than MCM), or proxies issued by foreign companies that impose burdensome or unreasonable voting, power of attorney, or holding requirements. MCM also may abstain from voting, or take no action on, proxies in other circumstances, such as when voting with management may not be in the best economic interest of clients, or as an alternative to voting with management, or when voting may be unduly burdensome or expensive. MCM will not notify clients of these routine abstentions or decisions not to take action.

In circumstances when there may be an apparent material conflict of interest between MCM's interests and clients' interests in how proxies are voted (such as when MCM knows that a proxy issuer is also an MCM client), MCM generally will resolve any appearance concerns by causing those proxies to be "echo voted" or "mirror voted" in the same proportion as other votes, or by voting the proxies as recommended by an independent service provider. MCM will not notify clients if it uses these routine procedures to resolve an apparent conflict. In rare cases, MCM might use other procedures to resolve an apparent conflict, and give notice to clients if it is reasonably feasible to do so.

MCM generally uses an independent service provider to help vote proxies, keep voting records, and disclose voting information to clients. MCM's proxy voting policy and information about the voting of a client's proxies are available to the client on request.

MCM seeks to ensure that, to the extent reasonably feasible, proxies for which MCM receives ballots in good order and receives timely notice will be voted or otherwise processed (such as through a decision to abstain or take no action) as intended under MCM's proxy voting policy and procedures. MCM may be unable to vote or otherwise process proxy ballots that are not received or processed in a timely manner due to functional limitations of the proxy voting system or other factors beyond MCM's control. Such ballots may include, without limitation, ballots for securities out on loan under securities lending programs initiated by the client or its custodian, ballots not timely forwarded by a custodian, or ballots for which MCM does not receive timely notice from a proxy voting service provider.

SSGA FUNDS MANAGEMENT, INC. The fund has delegated the voting of its proxies to its subadviser, SSgA Funds Management, Inc. ("SSgA FM"). SSgA FM has undertaken to vote proxies with respect to the fund's underlying securities holdings and retains the final authority and responsibility for such voting. SSgA FM, at the direction of the SSgA FM Investment Committee, retains an outside consulting firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process and to act as voting agent. SSgA FM has instructed the voting agent to follow the voting guidelines as set by the Investment Committee. If areas of concern are discovered, or the guidelines do not


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specifically address a proxy issue, the issues are examined in detail by the
Investment Committee and voted as determined to be in the best interest of the fund.

SSgA FM votes in support of management on the following ballot items, which are fairly common management-sponsored initiatives: elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities, approval of auditors, directors' and auditors' compensation, directors' liability and indemnification, discharge of board members and auditors, financial statements and allocation of income, dividend payouts that are greater than or equal to country and industry standards, authorization of share repurchase programs, general updating of or corrective amendments to charter, change in corporation name, and elimination of cumulative voting.

SSgA FM votes in support of management on the following items, which have potentially substantial financial or best-interest impact: capitalization changes which eliminate other classes of stock and voting rights, changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 100% of the existing authorization for US companies and no more than 100% of existing authorization for non-US companies, elimination of pre-emptive rights for share issuance of less than a given percentage (country specific--ranging from 5% to 20%) of the outstanding shares elimination of "poison pill" rights, stock purchase plans with an exercise price of not less that 85% of fair market value, stock option plans which are incentive based and not excessive other stock-based plans which are appropriately structured, reductions in super-majority vote requirements, and the adoption of anti-"greenmail" provisions.

SSgA FM votes against management on the following items, which have potentially substantial financial or best-interest impact: capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders, changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders, anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers, amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions, elimination of Shareholders' Right to Call Special Meetings, establishment of classified boards of directors, reincorporation in a state which has more stringent anti-takeover and related provisions, shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding, excessive compensation, change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered, adjournment of Meeting to Solicit Additional Votes, "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy, and proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

SSgA FM evaluates mergers and acquisitions on a case-by-case basis. Consistent with SSgA FM's proxy policy, SSgA FM supports management in seeking to achieve their objectives for shareholders. However, in all cases, SSgA FM uses its discretion in order to maximize shareholder value. SSgA FM generally votes as follows: against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets and offers when there are prospects for an enhanced bid or other bidders, but generally votes in favor of offers that concur with index calculators treatment and the ability to meet clients' return objectives for passive funds and for proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value.


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Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. SSgA FM believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, SSgA FM examines shareholder proposals primarily to determine their economic impact on shareholders.

SSgA FM votes in support of shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives: requirements that auditors attend the annual meeting of shareholders; establishment of an annual election of the board of directors; mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees; mandates that amendment to bylaws or charters have shareholder approval; mandates that shareholder-rights plans be put to a vote or repealed; establishment of confidential voting; expansions to reporting of financial or compensation-related information, within reason; repeals of various anti-takeover related provisions; reduction or elimination of super-majority vote requirements; repeals or prohibitions or "greenmail" provisions; "opting-out" of business combination provisions; proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee; disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities; establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function; mandates that Audit, Compensation and Nominating Committee members should all be independent directors; mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee.

SSgA FM votes against shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives: limits to tenure of directors, requirements that candidates for directorships own large amounts of stock before being eligible to be elected, restoration of cumulative voting in the election of directors, requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature, restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact, proposals which require inappropriate endorsements or corporate actions, and proposals asking companies to adopt full tenure holding periods for their executives, proposals requiring the disclosure of executive retirement benefits if the issuer has an independent compensation committee.

From time to time, SSgA FM will review a proxy which presents a potential material conflict. As a fiduciary to its clients, SSgA FM takes these potential conflicts very seriously. While SSgA FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by SSgA FM's potential conflict, there are a number of courses SSgA FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated in SSgA FM's Policy, casting a vote which simply follows SSgA FM's pre-determined policy would eliminate SSgA FM's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that SSgA FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, SSgA FM may employ the services of a


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third party, wholly independent of SSgA FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of SSgA FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not SSgA FM's, best interests.

UBS PACE SMALL/MEDIUM CO VALUE EQUITY INVESTMENTS--ARIEL CAPITAL MANAGEMENT, LLC, METROPOLITAN WEST CAPITAL MANAGEMENT, LLC AND OPUS CAPITAL MANAGEMENT


ARIEL CAPITAL MANAGEMENT, LLC. Ariel Capital Management, LLC ("Ariel"), has adopted policies and procedures concerning proxies voted by Ariel on behalf of each investment advisory client who delegates proxy voting authority and delivers the proxies to Ariel. A client may retain proxy voting powers, give particular proxy voting instructions to Ariel, or have a third party fiduciary vote proxies. Ariel's Proxy Policies are subject to change as necessary to remain current with applicable rules and regulations and Ariel's internal policies and procedures.

As part of its investment process, Ariel places extraordinary emphasis on a company's management, its Board and its activities. Proxy voting is viewed as an extension of Ariel's core research efforts. Ariel looks for companies with high quality management, as represented by their industry experience, managerial track records, and their reputations within the community. Furthermore, Ariel strives to invest with management teams who show integrity, candor, and foster open and honest communication with their shareholders. As a result, it is generally the policy of Ariel Capital Management, LLC to vote in favor of proposals recommended by the Board.

While the majority of proxies voted are routine issues, I.E., election of directors and selection of auditors, all non-routine issues are analyzed on an individual basis by the Ariel research analyst who follows the company in question. Below is a summary of the guidelines that generally guide this decision-making.

1. APPROVAL AND/OR AMENDMENTS TO EXECUTIVE COMPENSATION. Ariel recognizes the need for companies to have flexibility in the way they compensate executives and to utilize a variety of tools, including options and restricted stock, to provide incentives to employees. In general, Ariel favors stock incentive plans as they promote employee loyalty and encourage a greater effort by those who have a vested interest in the company. Ariel endorses the ISS methodology for the analysis of an executive compensation plan and thus generally votes its proxies per their recommendation. However, Ariel reserves the right to evaluate individual plans on a case-by-case basis.

2. CLASSIFIED BOARD AND/OR STAGGERED BOARD. In general, Ariel is not opposed to classified boards.

3. WITHHOLDING BOARD AUTHORITY. In general, Ariel does not vote to withhold board authority. However, in rare instances Ariel may do so, if it is concerned that actions of senior management and the board will fail to enhance shareholder value.


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4.   GOLDEN PARACHUTES. Because most golden parachutes give executives such extreme compensation in exchange for a change in corporate control with no regard for either performance or shareholders' return, Ariel is generally opposed to any proposal for this type of compensation.

5.   POISON PILLS. In general, Ariel opposes poison pills.

6. MERGERS/REORGANIZATIONS. Ariel strongly believes shareholders have an absolute right to vote on mergers and reorganizations. Ariel reviews each of these instances on a case-by-case basis to determine whether to support or reject such a proposal. Decisions are based on Ariel's view of the best long-run prospects for the company and whether the restructuring/merger is consistent with that long-run performance. Moreover, the terms and provisions of the merger/restructuring must be fair to existing shareholders.

7. NORTHERN IRELAND. Ariel votes in favor of any shareholder proposal that calls for the adoption or implementation of the MacBride principles.

8. ENVIRONMENTAL. Because a company's environmental policies and record can have a substantial effect on financial performance, Ariel favors resolutions asking for a report of current environmental practices.

Ariel has established general guidelines for voting proxies on behalf of its clients. While these generally guide its decision-making, all issues are analyzed by the Ariel research analyst who follows the company. As a result, there may be cases in which particular circumstances lead Ariel to vote an individual proxy differently than otherwise stated within its general proxy voting guidelines. In such cases, Ariel will document its reasoning. Ariel may be required to vote shares in securities of regulated companies (such as banks) in conformance with conditions specified by the industry's regulator. In certain circumstances, this may mean that Ariel will refrain from voting shares.

If it is determined that a material conflict of interest may exist, such as a business relationship with a portfolio company, the proxy will be referred to Ariel's Proxy Resolution Committee. The Proxy Resolution Committee is charged with determining that the analysts' decisions regarding proxy voting are based on the best interests of Ariel's clients and are not the product of a conflict.

For each proxy, Ariel maintains records as required by applicable law. Proxy voting information will be provided to clients in accordance with their agreement with Ariel or upon request.

METROPOLITAN WEST CAPITAL MANAGEMENT, LLC. Metropolitan West Capital Management, LLC ("MetWest Capital") will vote all proxies or act on all other actions received in a timely manner as part of its full discretionary authority over the portion of the fund's assets under its management, in accordance with its Proxy and Corporate Action Voting Policies and Procedures. Corporate actions requiring shareholder action may include, for example and without limitation, tender offers or exchanges, bankruptcy proceedings and class actions.


When voting proxies or acting on corporate actions for clients, MetWest Capital's utmost concern is that all decisions be made solely in the best interest of its clients. MetWest Capital will act in a prudent and diligent manner intended to enhance the economic value of the assets of its clients' accounts.


OPUS CAPITAL MANAGEMENT. It is the policy of Opus Capital Management ("Opus") to vote all proxies in the best interest of the client. Opus exercises its voting responsibilities as a fiduciary, solely with the


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goal of maximizing the value of its clients' investments. Opus has adopted a set of proxy voting guidelines with the overriding principle of voting proxies in the best interest of its clients.

Opus' proxy voting guidelines recognize that the company's shareholders must have final say over how management is performing and how shareholders' rights and ownership interests are handled. In the majority of cases, Opus will vote in agreement with management's recommendations as management is often in a better position to care for day-to-day activities. However, Opus retains all rights to vote against management's recommendations and has done so in the past. If Opus deems management's recommendations to be in conflict with the best interests of the client, Opus will vote accordingly.

Opus has no historical or current conflicts of interest with clients regarding proxy voting. If a material conflict of interest does arise with a client, Opus will present information regarding the vote directly to the client. Opus will outline its proxy voting procedures and provide all information that is included in Opus' decision making process. However, if the client disagrees with Opus' proposed vote, Opus will vote according to the clients' wishes. The client holds absolute voting authority as the client is the owner of the shares.

Opus has adopted procedures so that all proxies are voted based on the recommendation of a minimum of one member of the Investment Committee.


UBS PACE SMALL/MEDIUM CO GROWTH EQUITY INVESTMENTS--DELAWARE MANAGEMENT COMPANY, FORSTMANNLEFF, LLC AND RIVERBRIDGE PARTNERS, LLC

DELAWARE MANAGEMENT COMPANY. Delaware Management Company ("Delaware") will vote proxies on behalf of the fund pursuant to its Proxy Voting Policies and Procedures (the "Procedures"). Delaware has established a Proxy Voting Committee (the "Committee") which is responsible for overseeing Delaware's proxy voting process for the fund. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow Delaware to vote proxies in a manner consistent with the goal of voting in the best interests of the fund.

In order to facilitate the actual process of voting proxies, Delaware has contracted with Institutional Shareholder Services ("ISS") to analyze proxy statements on behalf of the fund and other Delaware clients and vote proxies generally in accordance with the Procedures. If a proxy has been voted for the fund, ISS will create a record of the vote. The Committee is responsible for overseeing ISS's proxy voting activities.

The Procedures contain a general guideline that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, Delaware will normally vote against management's position when it runs counter to its specific Proxy Voting Guidelines (the "Guidelines"), and Delaware will also vote against management's recommendation when it believes that such position is not in the best interests of the fund.


As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the fund. Some examples of the Guidelines are as follows:
(i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (iv) generally vote against proposals to create a new class of common stock with superior voting rights; (v) generally vote re-incorporation proposals on a case-by-case basis; (vi) votes with respect to
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plans are determined on a case-by-case basis; and (vii) generally vote for proposals requesting reports on the level of greenhouse gas emissions from the company's operations and products.

Because the fund has delegated proxy voting to Delaware, the fund is not expected to encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures regarding this matter. However, Delaware does have a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies which Delaware receives on behalf of the fund are voted by ISS in accordance with the Procedures. Because almost all fund proxies are voted by ISS pursuant to the pre-determined Procedures, it normally will not be necessary for Delaware to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for Delaware during the proxy voting process. In the very limited instances where Delaware is considering voting a proxy contrary to ISS's recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving Delaware or affiliated persons of Delaware. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the fund. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with the Procedures and in the best interests of the fund.


FORSTMANNLEFF LLC. Voting Client Proxies. Reflecting a basic investment philosophy that good management is shareholder focused, ForstmannLeff LLC ("ForstmanLeff") will generally cast proxy votes in support of management on routine corporate matters and in support of any management proposal that is plainly in the interest of all shareholders. Specifically, proxy votes generally will be cast in favor of proposals that:


-    maintain or strengthen the shared interests of stockholders and management;

-    increase shareholder value; and

-    maintain or increase shareholder rights generally.


Proxy votes will generally be cast against proposals having the opposite effect of the above. Where ForstmannLeff perceives that a management proposal, if approved, would tend to limit or reduce the market value of the company's securities, ForstmannLeff will generally vote against it. ForstmannLeff believes that means for ensuring management accountability to shareholders, in the rare cases where it is threatened, must not be compromised.

ForstmannLeff generally supports shareholder rights and recapitalization measures undertaken unilaterally by boards of directors properly exercising their responsibilities and authority, unless such measures could have the effect of reducing shareholder rights or potential shareholder value. In cases where shareholder proposals challenge such actions, ForstmannLeff's voting position will generally favor not interfering with the directors' proper function in the interest of all shareholders.

ForstmannLeff believes that proposals addressing strictly social or political issues that are irrelevant to the goal of maximizing the return on funds under ForstmannLeff's management. ForstmannLeff will generally vote against such proposals, but will consider supporting proposals that seek to protect shareholder rights or minimize risks to shareholder value.


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ForstmannLeff may abstain from voting a client proxy if it concludes that the effect on shareholders' economic interests or the value of the portfolio holding is indeterminable or insignificant.

ForstmannLeff may abstain from voting a client proxy for cost reasons (e.g., costs associated with voting proxies of non-U.S. securities). In accordance with its fiduciary duties, ForstmannLeff will weigh the costs and benefits of voting proxy proposals and make an informed decision with respect to whether voting a given proxy proposal is prudent. The decision takes into account the effect that the vote of its clients, either by itself or together with other votes, is expected to have on the value of the client's investment and whether this expected effect would outweigh the cost of voting.

RESOLVING CONFLICTS OF INTEREST. ForstmannLeff's Portfolio Managers/Security Analysts, with the assistance of Investor Responsibility Research Center ("IRRC") research services, developed Proxy Voting Guidelines ("Guidelines"). These Guidelines represent and provide IRRC with ForstmannLeff's pre-determined voting policy for how it wants the votes placed. ForstmannLeff may not follow these Guidelines in every situation. However, explanations will be documented and approved by a member of ForstmannLeff's Investment Committee and the Chief Operating Officer in any case where a vote is cast that deviates from the Guidelines. These Guidelines may be adjusted to address new issues that appear during the year and are also reviewed annually in their entirety.

Additionally, ForstmannLeff's Code of Ethics requires full and timely disclosure of any situation that may result in a conflict of interest or the appearance of a conflict of interest. To reinforce ForstmannLeff's commitment to avoid conflicts of interest or their appearance, rules have been adopted that ensure conflicts are avoided and fiduciary obligations are fulfilled. Further, by voting consistently with the Guidelines, ForstmannLeff believes that client proxies are at all times properly voted.

ForstmannLeff reviews each proxy to assess the extent, if any, to which there may be a material conflict between the interests of its clients on the one hand and ForstmannLeff's interests (including those of affiliates, directors, officers, employees and other similar persons) on the the other hand (a "potential conflict"). ForstmannLeff performs this assessment on a proposal-by-proposal basis and a potential conflict with respect to one proposal in a proxy shall not indicate that a potential conflict exists with respect to any other proposal in such proxy. If ForstmannLeff determines that a potential conflict may exist, it shall be reported to the Management/Executive Committee, or some form of sub-committee established for the purpose of evaluating Proxy Policies/Procedures ("Committee"). The Committee shall determine whether a potential conflict exists and is authorized to resolve any such conflict in a manner that is in the collective best interests of clients (excluding any client that may have a potential conflict). Without limiting the generality of the foregoing, the Committee may resolve a potential conflict in any of the following manners:

- If the proposal that is the subject of the proposed conflict is specifically addressed in these Proxy Voting Policies and Procedures, ForstmannLeff may vote the proxy in accordance with such pre-determined and policies and guidelines, provided that such pre-determined policy involves little discretion on the part ForstmannLeff;

- ForstmannLeff may disclose the potential conflict to clients and obtain the consent of a majority in interest of clients before voting in the manner approved by a majority in interest of clients;

- ForstmannLeff may engage an independent third-party to determine how the proxy should be voted; or


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-    ForstmannLeff may establish an ethical wall or other informational barriers between the person(s) that are involved in the potential conflict and the person(s) making the voting decision in order to insulate the potential conflict from the decision maker.

ForstmannLeff will use commercially reasonable efforts to determine whether a potential conflict may exist, and a potential conflict shall be deemed to exist if and only if one or more of the senior portfolio managers actually knew or reasonably should have known of the potential conflict.


RIVERBRIDGE PARTNERS, LLC. It is the policy of Riverbridge Partners, LLC ("Riverbridge") to vote all proxies for the exclusive benefit of the accounts whose assets it manages. In most, if not all cases, this will mean that the proposals which maximize the value of portfolio securities will be approved without regard to non-economic considerations.

The purposes of Riverbridge's proxy voting procedures is to ensure that Riverbridge fulfills its responsibilities to clients in connection with the analysis of proposals submitted by corporate management and others to shareholders for approval, and properly executes and delivers proxy ballots in connection therewith.


Riverbridge will generally not favor proposals which are designed to make it difficult for a company to be acquired or which have a tendency to entrench current management at the expense of securities holders. Therefore, Riverbridge will generally be expected to vote against proposals approving classified boards of directors, blank check preferred stock, unequal voting rights plans, elimination of shareholder action by written consent, prohibitions of shareholder special meetings, granting stock options at less than fair market value, exchanging underwater stock options, and the pyramiding of stock options by management. Super majority proposals will be evaluated on a case-by-case basis, as will increases in authorized common stock, anti-greenmail provisions, re-incorporation or re-organization proposals and acceleration of options vesting upon change of control. Riverbridge will cast votes solely in the interest of maximizing assets over the long term for social and corporate responsibility issues.

In the above-indicated situations and those of similar import to shareholders, Riverbridge's Investment Team will be responsible for making the decision on how securities will be voted in Riverbridge's model portfolios. Securities in client accounts that are not held in Riverbridge's model portfolios will be voted based on recommendations received by an outsourced proxy research firm. Their recommendations will be based on Riverbridge's proxy voting guidelines.

In the rare case that Riverbridge may face a conflict of interest (such as voting on a security held in a company where Riverbridge also manages that company's pension assets), Riverbridge will vote solely in the interest of maximizing account value over the long term. If a conflict occurs, Riverbridge will record the security involved, the basis for the conflict and Riverbridge's proxy votes as they relate to this security.

The Investment Team will identify any material conflicts of interest that exist. Examples of potential conflicts include: Riverbridge manages money for a pension fund of a corporation and also invests in the security of that corporation; an officer or director of a corporation in which Riverbridge invests is also a client of Riverbridge; a principal of Riverbridge has a personal relationship with an officer or director of a corporation in which Riverbridge invests that would bias Riverbridge's ability to vote without conflict; Riverbridge has a financial interest in the outcome of a proxy vote. If the Investment Team does not vote unanimously on a proxy vote with a material conflict of interest, Riverbridge will use an independent third party to recommend how the proxy involving the conflict should be voted.


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UBS PACE INTERNATIONAL EQUITY INVESTMENTS--MARTIN CURRIE INC., MONDRIAN
INVESTMENT PARTNERS LIMITED AND J.P. MORGAN INVESTMENT MANAGEMENT INC.

MARTIN CURRIE, INC. Martin Currie, Inc. ("Martin Currie") has adopted a Statement of Policies and Procedures for Voting Proxies (the "Policies and Procedures") to ensure compliance with its fiduciary duties, Rule 206(4)-6 under the Investment Advisers Act of 1940 and other applicable law. The Policies and Procedures do not apply to any client who has retained authority and discretion to vote its own proxies or delegated such authority and discretion to a third party.

PROXY VOTING POLICIES. Martin Currie has delegated voting proxies to a third party, Institutional Shareholder Services ("ISS"). ISS votes in line with its voting policy, which Martin Currie has reviewed. This policy is in line with Martin Currie's Policies and Procedures. Martin Currie recognizes the importance of good corporate governance in ensuring that management and boards of directors fulfill their obligations to shareholders. As part of its investment process, it takes into account the attitudes of management and boards of directors on corporate governance issues when deciding whether to invest in a company. As set out in the Policies and Procedures, it is Martin Currie's general policy to support management of the companies in which it invests, and ISS, on Martin Currie's behalf, will generally cast votes in accordance with management's proposals. However, Martin Currie reserves the right to depart from this policy in order to avoid voting decisions that it believes may be contrary to its clients' best interests.

The Policies and Procedures also contain proxy voting policies relating to specific issues, such as: the election of directors; the appointment of auditors; changes to a company's charter, articles of incorporation or bylaws; corporate restructurings, mergers and acquisitions; transparency and accountability in corporate governance; proposals regarding social, political and environmental issues; and executive compensation. Martin Currie applies these proxy voting policies flexibly and reserves the right to vote contrary to the policies when it believes they may be contrary to its clients' best interests.

Martin Currie is a global investment manager, and it invests significantly in emerging markets. It should be noted that protection for shareholders may vary significantly from jurisdiction to jurisdiction, and in some cases may be substantially less than in the US or developed countries.

PROXY VOTING PROCEDURES. ISS is responsible for voting proxies on behalf of Martin Currie. Martin Currie's Middle Office team is responsible for communicating with ISS, reviewing ISS's voting policy annually to ensure that it continues to comply with the Policies and Procedures, liaising as required with the Product Managers and/or the Proxy Voting Committee. The Product Managers are still responsible for evaluating proxies and communicating with the Middle Office team if they wish to vote in a manner contrary to the general principles of the Policies and Procedures. The Proxy Voting Committee, which comprises senior investment personnel and representatives of the Legal, Risk & Compliance Team, regularly reviews the proxy policies and considers specific proxy voting matters in certain situations.

CONFLICTS OF INTEREST. Martin Currie recognizes that there is a potential conflict of interest when it votes a proxy solicited by an issuer with whom it has a material business or personal relationship that may affect how it votes on the issuer's proxy. As a third party is voting according to a set voting policy, Martin Currie believes that a conflict of interest will not exist where ISS votes in accordance with that voting policy. If Martin Currie instructs ISS to vote contrary to its policy, oversight by the Proxy Voting Committee will ensure that proxies are voted with only its clients' best interests in mind. In order to avoid any perceived conflict of interests, procedures have been established for use when proxy votes are issued by existing clients or where Martin Currie holds a significant voting percentage of the company and where ISS have been instructed to vote contrary to its voting policy.


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PROXIES OF CERTAIN NON-US ISSUERS. Proxy voting in certain countries requires
"share blocking." That is, shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Martin Currie has determined that the value of exercising the vote does not outweigh the detriment of not being able to transact in the shares during this period. It has therefore taken the decision not to vote in such countries unless the Product Manager specifically wishes to do so.

AVAILABILITY OF POLICIES AND PROCEDURES. Clients may obtain a copy of the Policies and Procedures by contacting the Client Services Team at Martin Currie, Inc., Saltire Court, 20 Castle Terrace, Edinburgh EH1 2ES, Scotland, UK, tel. 011-44-131-229-5252, fax 011-44-131-222-2527 or email
clientservices@martincurrie.com.

MONDRIAN INVESTMENT PARTNERS LIMITED. The fund has formally delegated to its investment adviser, Mondrian Investment Partners Limited ("Mondrian"), the ability to make all proxy voting decisions in relation to portfolio securities held by the fund. Mondrian will vote proxies on behalf of the fund pursuant to its Proxy Voting Policies and Procedures (the "Procedures"). Mondrian has established a Proxy Voting Committee (the "Committee") which is responsible for overseeing Mondrian's proxy voting process for the fund. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow Mondrian to vote proxies in a manner consistent with the goal of voting in the best interests of the fund. In order to facilitate the actual process of voting proxies, Mondrian has contracted with Institutional Shareholder Services ("ISS") to analyze proxy statements on behalf of the fund and other Mondrian clients and vote proxies generally in accordance with the Procedures. After a proxy has been voted for the fund, ISS will create a record of the vote that will be available to stockholders and filed with the SEC on a yearly basis beginning no later than August 31, 2004. The Committee is responsible for overseeing ISS's proxy voting activities for Mondrian's clients. The Procedures contain a general guideline that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, Mondrian will normally vote against management's position when it runs counter to its specific Proxy Voting Guidelines (the "Guidelines"), and Mondrian will also vote against management's recommendation when it believes that such position is not in the best interests of the fund. As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the fund. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) generally vote for debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved; (iv) votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (v) generally vote against proposals to create a new class of common stock with superior voting rights; (vi) generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; (vii) generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms; (viii) votes with respect to management compensation plans are determined on a case-by-case basis; (ix) generally vote for reports on the level of greenhouse gas emissions from the company's operations and products; and (x) generally vote for proposals asking for a report on the feasibility of labeling products containing genetically modified ingredients. Because the fund has delegated proxy voting to Mondrian, the fund obviously does not encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures regarding this matter. Mondrian does have a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies which


                                                                             133

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Mondrian receives on behalf of the fund are voted by ISS in accordance with the Procedures. Because almost all fund proxies are voted by ISS pursuant to the pre-determined Procedures, it normally will not be necessary for Mondrian to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for Mondrian during the proxy voting process. In the very limited instances where Mondrian is considering voting a proxy contrary to ISS's recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving Mondrian or affiliated persons of Mondrian. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the fund. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with the Procedures and in the best interests of the fund. In these instances, the Committee must come to a unanimous decision regarding how to vote the proxy, or they must vote the proxy in accordance with ISS's original recommendation.

J.P. MORGAN INVESTMENT MANAGEMENT INC. As an investment adviser, J.P. Morgan Investment Management Inc. ("J.P. Morgan") may be granted by its clients the authority to vote the proxies of the securities held in client portfolios. To ensure that the proxies are voted in the best interests of its clients, J.P. Morgan and its affiliated advisers have adopted detailed proxy voting procedures ("Procedures") that incorporate detailed proxy guidelines ("Guidelines") for voting proxies on specific types of issues.

J.P. Morgan is part of a global asset management organization with the capability to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region the Guidelines are customized for each region to take into account such variations. Separate Guidelines cover the regions of (1) North America, (2) Europe, (3) Asia (ex-Japan) and (4) Japan, respectively. As a general rule, in routine proxies of a particular security, the guidelines of the region in which the issuer of such security is organized will be applied.

Pursuant to the Procedures, most routine proxy matters will be voted in accordance with the Guidelines, which have been developed with the objective of encouraging corporate action that enhances shareholder value. For proxy matters that are not covered by the Guidelines, matters that require a case-by-case determination or where a vote contrary to the Guidelines is considered appropriate, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest and ensure that the proxy vote is cast in the best interests of clients.

To oversee and monitor the proxy-voting process, J.P. Morgan has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review periodically general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues implemented by J.P. Morgan. The procedures permit an independent voting service; currently Institutional Shareholder Services, Inc. in the United States, to perform certain services otherwise carried out or coordinated by the proxy administrator.

UBS PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS--MONDRIAN INVESTMENT PARTNERS AND GARTMORE GLOBAL PARTNERS

MONDRIAN INVESTMENT PARTNERS LIMITED. The fund has formally delegated to its investment adviser, Mondrian Investment Partners Limited ("Mondrian"), the ability to make all proxy voting decisions in


134

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relation to portfolio securities held by the fund. Mondrian will vote proxies on behalf of the fund pursuant to its Proxy Voting Policies and Procedures (the "Procedures"). Mondrian has established a Proxy Voting Committee (the "Committee") which is responsible for overseeing Mondrian's proxy voting process for the fund. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow Mondrian to vote proxies in a manner consistent with the goal of voting in the best interests of the fund. In order to facilitate the actual process of voting proxies, Mondrian has contracted with Institutional Shareholder Services ("ISS") to analyze proxy statements on behalf of the fund and other Mondrian clients and vote proxies generally in accordance with the Procedures. After a proxy has been voted for the fund, ISS will create a record of the vote that will be available to stockholders and filed with the SEC on a yearly basis beginning no later than August 31, 2004. The Committee is responsible for overseeing ISS's proxy voting activities for Mondrian's clients. The Procedures contain a general guideline that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, Mondrian will normally vote against management's position when it runs counter to its specific Proxy Voting Guidelines (the "Guidelines"), and Mondrian will also vote against management's recommendation when it believes that such position is not in the best interests of the fund. As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the fund. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) generally vote for debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved; (iv) votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (v) generally vote against proposals to create a new class of common stock with superior voting rights; (vi) generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; (vii) generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms; (viii) votes with respect to management compensation plans are determined on a case-by-case basis; (ix) generally vote for reports on the level of greenhouse gas emissions from the company's operations and products; and (x) generally vote for proposals asking for a report on the feasibility of labeling products containing genetically modified ingredients. Because the fund has delegated proxy voting to Mondrian, the fund obviously does not encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures regarding this matter. Mondrian does have a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies which Mondrian receives on behalf of the fund are voted by ISS in accordance with the Procedures. Because almost all fund proxies are voted by ISS pursuant to the pre-determined Procedures, it normally will not be necessary for Mondrian to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for Mondrian during the proxy voting process. In the very limited instances where Mondrian is considering voting a proxy contrary to ISS's recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving Mondrian or affiliated persons of Mondrian. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the fund. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with the Procedures and in the best interests of the fund. In these instances, the Committee must come to a unanimous decision regarding how to vote the proxy, or they must vote the proxy in accordance with ISS's original recommendation.

GARTMORE GLOBAL PARTNERS. The corporate governance policy of Gartmore Global Partners ("GGP") is intended to give GGP's clients a voice in the companies in which they invest. That voice is being heard when GGP casts its clients' votes at company meetings. This document only summarises GGP's position and for a fuller understanding reference must be made to GGP's full corporate governance statement


CORPORATE GOVERNANCE. Corporate Governance establishes the appropriate corporate structure for wealth creation in the interests of shareholders.


Policy needs to be applied flexibly, pragmatically and appropriately to the circumstances of the company. GGP takes into account the corporate cultures of different countries but aims to apply the same principles.

GGP'S POSITION. Voting rights are part of the value of an investment and to be used constructively in Gartmore's clients' best interest.

GGP aims to vote at General Meetings of companies in which it invests but recognises the practical difficulties which may prevent this in some markets.

GGP supports good practice in business and endorses the OECD Principles of Corporate Governance as part of the development of codes of best practice for individual markets.


VOTING GUIDELINES. Shareholder rights--should be protected. Shareholders should be able to participate in general meetings in proportion to their ownership of the company.

-    Capital issue and repurchase should be on equal terms to all holders.


- Decisions on take-over bids are based on the long-term interests of GGP's clients. Anti-take-over devices should not be used to shield management from accountability.


- Board Structure--there should be sufficient independent non-executives to balance executive management.

- Chairman and Chief Executive--these significantly different roles should be separated to prevent undue concentration of power within the company.

- Board Committees--strong audit and remuneration committees composed principally of independent non-executive directors should be used to resolve conflicts of interest between executives and the company.

- Service contracts--should not be of excessive length or used to shield executives who do not perform.

- Re-election--all directors should be required to stand for re-election at regular intervals, at least every 3 years.


- Incentive schemes--share based remuneration schemes should be subject to shareholder approval. GGP favours schemes which include challenging performance criteria.

GGP'S PROCEDURES. GGP has a specialist corporate governance function which is responsible for developing and executing policy on behalf of GGP's clients. It is headed by a senior executive with long experience in investment. The fund manager or research analyst with responsibility for an investment in


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a company reviews resolutions, casts a critical eye over governance, identifies and is actively involved in formulating a response to controversial issues.

Where required GGP will take necessary steps to retain proxy voting records for the period of time as specified by regulations.

CONFLICTS OF INTEREST. GGP recognises that circumstances can occur where it faces an actual or perceived material conflict of interest in effecting the policy of voting proxies.


Some of these potential conflicts of interest include, but are not limited to,


- where GGP (or an affiliate) manages assets, administers employee benefit plans, or provides other financial services or products to companies whose management is soliciting proxies and failure to vote proxies in favour of the management of such a company may harm GGP's (or an affiliate's) relationship with the company

- where GGP (or an affiliate) may have a business relationship, not with the company, but with a proponent of a proxy proposal and where GGP (or an affiliate) may manage assets for the proponent

- where GGP (or an affiliate) or any members of its staff may have personal or business relationships with participants in proxy contests, corporate directors or candidates for corporate directorships, or where GGP (or an affiliate) or any member of its staff may have a personal interest in the outcome of a particular matter before shareholders.


Where such conflicts arise, arrangements will be made to ensure that decisions are taken in the long term interests of clients as a whole. These arrangements may include:

- referring decisions to a senior manager unconnected with the day to day management of the fund concerned

-    using the advice of an outside body

-    approaching clients directly.

In order to avoid even the appearance of impropriety, in the event that GGP (or an affiliate) manages assets for a company, its pension plan, or related entity, GGP will not take into consideration this relationship and will vote proxies in that company solely in the best interest of all of its clients.


UBS PACE REAL ESTATE SECURITIES INVESTMENTS--GOLDMAN SACHS ASSET MANAGEMENT, L.P. GOLDMAN SACHS ASSET MANAGEMENT, L.P. Goldman Sachs Asset Management, L.P. ("GSAM") has adopted policies and procedures (the "Policy") for the voting of proxies on behalf of client accounts for which GSAM has voting discretion, including the fund. Under the Policy, GSAM's guiding principles in performing proxy voting are to make decisions that: (i) favor proposals that tend to maximize a company's shareholder value; and (ii) are not influenced by conflicts of interest. These principles reflect GSAM's belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.


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The principles and positions reflected in the Policy are designed to guide GSAM in voting proxies, and not necessarily in making investment decisions. Senior management of GSAM will periodically review the Policy to ensure that it continues to be consistent with GSAM's guiding principles.

PUBLIC EQUITY INVESTMENTS.

To implement these guiding principles for investments in publicly-traded equities, GSAM follows proxy voting guidelines (the "Guidelines") developed by Institutional Shareholder Services ("ISS"), except in certain circumstances, which are generally described below. The Guidelines embody the positions and factors GSAM generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among others, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals.

ISS has been retained to review proxy proposals and make voting recommendations in accordance with the Guidelines. While it is GSAM's policy generally to follow the Guidelines and recommendations from ISS, GSAM's portfolio management team ("Portfolio Management Team") retains the authority on any particular proxy vote to vote differently from the Guidelines or a related ISS recommendation, in keeping with their different investment philosophies and processes. Such decisions, however, remain subject to a review and approval process, including a determination that the decision is not influenced by any conflict of interest. In forming their views on particular matters, the Portfolio Management Team is also permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and recommendations from ISS.

In addition to assisting GSAM in developing substantive proxy voting positions, ISS also updates and revises the Guidelines on a periodic basis, and the revisions are reviewed by GSAM to determine whether they are consistent with GSAM's guiding principles. ISS also assists GSAM in the proxy voting process by providing operational, recordkeeping and reporting services.

GSAM is responsible for reviewing its relationship with ISS and for evaluating the quality and effectiveness of the various services provided by ISS. GSAM may hire other service providers to replace or supplement ISS with respect to any of the services GSAM currently receives from ISS.

GSAM has implemented procedures that are intended to prevent conflicts of interest from influencing proxy voting decisions. These procedures include GSAM's use of ISS as an independent third party, a review and approval process for individual decisions that do not follow ISS's recommendations, and the establishment of information barriers between GSAM and other businesses within The Goldman Sachs Group, Inc.

FIXED INCOME AND PRIVATE INVESTMENTS. Voting decisions with respect to fixed income securities and the securities of privately held issuers generally will be made by the fund's managers based on their assessment of the particular transactions or other matters at issue.


UBS PACE ALTERNATIVE STRATEGIES INVESTMENTS--ANALYTIC INVESTORS, INC. AND WELLINGTON MANAGEMENT COMPANY, LLP

ANALYTIC INVESTORS, INC. Analytic Investors, Inc. ("Analytic Investors") assumes a fiduciary responsibility to vote proxies in the best interest of its clients. In addition, with respect to benefit plans under the Employee Retirement Income Securities Act (ERISA), Analytic Investors acknowledges its responsibility as a fiduciary to vote proxies prudently and solely in the best interest of plan participants and beneficiaries.


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So that it may fulfill these fiduciary responsibilities to clients, Analytic
Investors has adopted and implemented these written policies and procedures reasonably designed to ensure that it votes proxies in the best interest of clients.

PROXY OVERSIGHT COMMITTEE. Analytic Investors acknowledges that it has a duty of care to its clients that requires it to monitor corporate events and vote client proxies. Analytic Investors has established a Proxy Oversight Committee (the "Committee") to oversee the proxy voting process. The Committee consists of the Chief Investment Officers, the Chief Compliance Officer, and the Proxy Coordinator. The Committee seeks to develop, recommend, and monitor policies governing proxy voting. The adopted guidelines for proxy voting have been developed to be consistent, wherever possible, with enhancing long-term shareholder value and leading corporate governance practices. Analytic Investors has a policy not to be unduly influenced by representatives of management or any public interest or other outside groups when voting proxies. To this end, Analytic Investors has contracted with an independent proxy voting service (the "Proxy Service").


PROXY VOTING SERVICE. The role of the Proxy Service includes researching proxy matters, executing the voting process, maintaining a record of all proxies voted on behalf of Analytic Investors, advising Analytic Investors of any material conflicts of interest (see below), and providing Analytic Investors with documentation of the voting record. Analytic Investors has opted to delegate all proxy voting to the Proxy Service except for those instances when a conflict of interest (see below) prevents the Proxy Service from voting according to its guidelines.

CONFLICTS OF INTEREST. Occasions may arise during the voting process in which the best interest of clients might conflict with the Proxy Service's interests. A conflict of interest would generally include (i) business relationships where the Proxy Service has a substantial business relationship with, or is actively soliciting business from, a company soliciting proxies; or (ii) personal or family relationships whereby an employee of the Proxy Service has a family member or other personal relationship that is affiliated with a company soliciting proxies, such as a spouse who serves as a director of a public company; or (iii) if a substantial business relationship exists with a proponent or opponent of a particular initiative.

At times of such conflict of interest, the Proxy Service will recuse itself from voting a proxy and notify the Analytic Investors Proxy Coordinator. Upon notification of the Proxy Service's recusal from voting, Analytic Investors' Proxy Coordinator will prepare a report to the Proxy Committee that identifies (i) the details of the conflict of interest; (ii) whether or not the conflict is material; (iii) procedures to ensure that Analytic Investors makes proxy voting decisions based on the best interest of clients; and (iv) a copy of the voting guidelines of the Proxy Service. At least two members of Analytic Investors' Proxy Committee will then vote the proxy, adhering to the original voting policy guidelines provided by the Proxy Service. Analytic Investors' Proxy Committee will not override the voting guidelines of the Proxy Service. A record of the voting by the Proxy Committee will be retained by the Proxy Coordinator.

VOTING GUIDELINES. Analytic Investors has reviewed the Proxy Service's voting recommendations and has determined that the policy provides guidance in the best interest of its clients.

PROXY VOTING RECORD. The Proxy Coordinator will maintain a record containing the following information regarding the voting of proxies: (i) the name of the issuer, (ii) the CUSIP number, (iii) the shareholder meeting date, (iv) number of shares voted, (v) a brief description of the matter brought to vote, (vi) whether the proposal was submitted by management or a shareholder, (vii) how the Service voted the proxy (for, against, abstained) and (viii) whether the proxy was voted for or against management.


                                                                             139

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OBTAINING A VOTING PROXY REPORT. Clients may request a copy of the guidelines governing proxy voting and/or a report on how their individual securities were voted by calling Analytic Investors' Proxy Coordinator at 1-800-618-1872. The report will be provided free of charge.

RECORDKEEPING. Pursuant to Rule 204-2 of the Investment Advisers Act of 1940, Analytic Investors will maintain the following records for five years in an easily accessible place, the first two years in its office:

- Analytic Investors' proxy voting policies and procedures, as well as the voting guidelines of the Proxy Service;

- Proxy statements received regarding client securities (proxy statements filed via EDGAR will not be separately maintained by Analytic Investors);

-    Records of votes casted on behalf of clients;

-    Records of written client requests for voting information;

- Records of written responses from Analytic Investors to both written and verbal client requests; and

- Any other documents prepared that were material to Analytic Investors' decision to vote a proxy or that memorialized the basis for the decision.

WELLINGTON MANAGEMENT COMPANY, LLP. The fund has granted to Wellington Management Company, LLP ("Wellington Management") the authority to vote proxies on its behalf with respect to the assets managed by Wellington Management. Wellington Management votes proxies in what it believes are the best economic interests of its clients and in accordance with its Global Proxy Policies and Procedures. Wellington Management's Corporate Governance Committee is responsible for the review and oversight of the firm's Global Proxy Policies and Procedures. The Global Corporate Governance Group within Wellington Management's Corporate Operations Department is responsible for the day-to-day administration of the proxy voting process. Although Wellington Management may utilize the services of various external resources in analyzing proxy issues and has established its own Global Proxy Guidelines setting forth general guidelines for voting proxies, Wellington Management personnel analyze all proxies and vote proxies based on Wellington Management's assessment of the merits of each proposal.

Wellington Management maintains procedures designed to identify and address material conflicts of interest in voting proxies. The Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor and lender relationships. Proxy votes for which Wellington Management identifies a material conflict are reviewed by designated members of the Corporate Governance Committee or by the entire Committee in some cases to resolve the conflict and direct the vote.

Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of a fund due to factors including: securities lending, share blocking and re-registration requirements, lack of adequate information, untimely receipt of proxy materials and/or excessive costs.

PERSONAL TRADING POLICIES. The funds, UBS Global AM (investment manager and principal underwriter for the funds) and the investment advisors have each adopted a code of ethics under Investment Company Act Rule 17j-1, which permits personnel covered by the rule to invest in securities that may be purchased or held by a fund but prohibits fraudulent, deceptive or manipulative conduct in connection with that personal investing.


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Portfolio managers (for each fund except UBS PACE Money Market Investments)


UBS PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS AND UBS PACE STRATEGIC FIXED INCOME INVESTMENTS--PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

The portfolio managers for UBS PACE Government Securities Fixed Income Investments and UBS PACE Strategic Fixed Income Investments are W. Scott Simon and William C. Powers. Mr. Simon joined Pacific Investment Management Company LLC ("PIMCO") in 2000 and Mr. Powers joined PIMCO in 1991.

The following table provides information relating to other accounts managed by
W. Scott Simon as of July 31, 2006:


                                             REGISTERED            OTHER POOLED
                                        INVESTMENT COMPANIES   INVESTMENT VEHICLES   OTHER ACCOUNTS
                                        --------------------   -------------------   --------------
Number of Accounts Managed                            4                    7                  23
Number of Accounts Managed with
   Performance-Based Advisory Fees                    0                    1                   8
Assets Managed (in millions)                  $14,704.8             $2,248.3            $9,079.3
Assets Managed with Performance-Based
   Advisory Fees (in millions)                        0             $  343.2            $3,778.3


The following table provides information relating to other accounts managed by William C. Powers as of July 31, 2006:


                                             REGISTERED            OTHER POOLED
                                        INVESTMENT COMPANIES   INVESTMENT VEHICLES   OTHER ACCOUNTS
                                        --------------------   -------------------   --------------
Number of Accounts Managed                        0                        14                  41
Number of Accounts Managed  with
   Performance-Based Advisory Fees                0                         3                  10
Assets Managed (in millions)                      0                  $2,453.7           $14,955.9
Assets Managed with Performance-Based
   Advisory Fees (in millions)                    0                  $1,127.5           $ 6,703.7


POTENTIAL CONFLICTS OF INTEREST. From time to time, potential conflicts of interest may arise between a portfolio manager's management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Funds, track the same index a Fund tracks, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds.

KNOWLEDGE AND TIMING OF FUND TRADES.--A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of the Funds' trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

INVESTMENT OPPORTUNITIES.--A potential conflict of interest may arise as result of the portfolio manager's management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO's allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO's investment outlook. PIMCO has also adopted additional procedures to complement its general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

PERFORMANCE FEES.--A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between such other accounts and the Funds on a fair and equitable basis over time.

COMPENSATION. PIMCO has adopted a "Total Compensation Plan" for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm's mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO's profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO's deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee's compensation. PIMCO's contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

SALARY AND BONUS.--Base salaries are determined by considering an individual portfolio manager's experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

In addition, the following non-exclusive list of qualitative criteria (collectively, the "Bonus Factors") may be considered when determining the bonus for portfolio managers:

- 3-year, 2-year and 1-year dollar-weighted and account-weighted investment performance as judged against benchmarks and relative to applicable industry peer groups;

- Appropriate risk positioning that is consistent with PIMCO's investment philosophy and the Investment Committee/CIO approach to the generation of alpha;


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-    Amount and nature of assets managed by the portfolio manager;

- Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

- Generation and contribution of investment ideas in the context of PIMCO's secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

- Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

-    Contributions to asset retention, gathering and client satisfaction;

-    Contributions to mentoring, coaching and/or supervising; and

-    Personal growth and skills added.

A portfolio manager's compensation is not based directly on the performance of any portfolio or any other account managed by that portfolio manager. Final award amounts are determined by the PIMCO Compensation Committee.

RETENTION BONUSES.--Certain portfolio managers may receive a discretionary, fixed amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO. Each portfolio manager who is a Senior Vice President or Executive Vice President of PIMCO receives a variable amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO.

Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan ("Cash Bonus Plan"), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO's parent company, Allianz Global Investors of America L.P. ("AGI"), and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon AGI's profit growth and PIMCO's profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

PROFIT SHARING PLAN.--Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO's net profits. Portfolio managers who are Managing Directors receive an amount determined by the Managing Director Compensation Committee, based upon an individual's overall contribution to the firm and the Bonus Factors. Under his employment agreement, William Gross receives a fixed percentage of the profit sharing plan.

ALLIANZ TRANSACTION RELATED COMPENSATION.--In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG ("Allianz"). In connection with the transaction, Mr. Gross received a grant of restricted stock of Allianz, the last of which vested on May 5, 2005.

From time to time, under the PIMCO Class B Unit Purchase Plan, Managing Directors and certain executive management (including Executive Vice Presidents) of PIMCO may become eligible to purchase Class B Units of PIMCO. Upon their purchase, the Class B Units are immediately exchanged for Class A Units of PIMCO Partners, LLC, a California limited liability company that holds a minority interest in PIMCO and is owned by the Managing Directors and certain executive management of PIMCO. The


                                                                             143

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Class A Units of PIMCO Partners, LLC entitle their
holders to distributions of a portion of the profits of PIMCO. The PIMCO Compensation Committee determines which Managing Directors and executive management may purchase Class B Units and the number of Class B Units that each may purchase. The Class B Units are purchased pursuant to full recourse notes issued to the holder. The base compensation of each Class B Unit holder is increased in an amount equal to the principal amortization applicable to the notes given by the Managing Director or member of executive management.

Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director's employment with PIMCO.

OWNERSHIP OF FUND SHARES. As of July 31, 2006, the portfolio managers owned no shares of the funds.

UBS PACE INTERMEDIATE FIXED INCOME INVESTMENTS--BLACKROCK FINANCIAL MANAGEMENT, INC.


BlackRock uses a team approach in the management of the fund's portfolio. The portfolio managers who are jointly and primarily responsible for the day-to-day management of the Intermediate Bond Portfolio are Keith Anderson and Scott Amero. Messrs. Anderson and Amero lead BlackRock's Fixed Income Team, which consists of 94 portfolio managers including nine lead sector specialists in the major fixed-income sectors, as well as 50 credit research analysts and substantial quantitative research analysts. The Fixed Income Team, using an approach that leverages the individual expertise of the team members, manages the Portfolio utilizing BlackRock's risk management analytics to regularly evaluate the composition of the Portfolio.

The following tables provide information relating to other accounts managed by Scott Amero and Keith Anderson as of July 31, 2006:

SCOTT AMERO


                                               REGISTERED            OTHER POOLED
                                          INVESTMENT COMPANIES   INVESTMENT VEHICLES   OTHER ACCOUNTS
                                          --------------------   -------------------   --------------
Number of Accounts Managed                            30                    46                 367
Number of Accounts Managed
   with Performance-Based Advisory Fees                0                     4                  21
Assets Managed (in millions)                     $18,300               $14,800            $108,700
Assets Managed with Performance-Based
   Advisory Fees (in millions)                         0               $ 2,900            $  6,100

KEITH ANDERSON


                                               REGISTERED            OTHER POOLED
                                          INVESTMENT COMPANIES   INVESTMENT VEHICLES   OTHER ACCOUNTS
                                          --------------------   -------------------   --------------
Number of Accounts Managed                            25                    38                 373
Number of Accounts Managed
   with Performance-Based Advisory Fees                0                     4                  20
Assets Managed (in millions)                     $15,700               $13,900            $108,000
Assets Managed with Performance-Based
   Advisory Fees (in millions)                         0               $ 2,900            $  5,900


POTENTIAL CONFLICTS OF INTEREST. BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential

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

incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Portfolio, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees) which may be the same as or different from those made to the Portfolio. In addition, BlackRock, its affiliates, and any officer, director, stockholder, or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Portfolio. Actions with respect to securities of the same kind may be the same as or different from the action which BlackRock, any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates') officers, directors, or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. In addition to its various policies and procedures designed to address these issues, BlackRock includes disclosure regarding these matters to its clients in both its Form ADV and investment management agreements.

Circumstances may arise under which BlackRock determines that, while it would be both desirable and suitable that a particular security or other investment be purchased or sold for the account of more than one of its clients accounts, there is a limited supply or demand for the security or other investment. Under such circumstances, BlackRock will seek to allocate the opportunity to purchase or sell that security or other investment among those accounts on an equitable basis but shall not be required to assure equality of treatment among all of its clients (including that the opportunity to purchase or sell that security or other investment will be proportionally allocated among those clients according to any particular or predetermined standards or criteria). Where, because of prevailing market conditions, it is not possible to obtain the same price or time of execution for all of the securities or other investments purchased or sold for the Portfolio, BlackRock may, consistent with its allocation procedures and applicable law, average the various prices and charge or credit the Portfolio with the average price. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Portfolio. Finally, Messrs. Amero and Anderson manage certain accounts (including hedge funds) that are subject to a performance fee.

COMPENSATION. BlackRock's financial ties with its portfolio managers, its competitive compensation, and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a discretionary bonus, various retirement benefits and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

BASE COMPENSATION. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm, which may include the amount of assets supervised and other management roles within the firm.

DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

LONG-TERM RETENTION AND INCENTIVE PLAN (LTIP)--The LTIP is a long-term incentive plan that seeks to reward certain key employees. The plan provides for the grant of awards that are expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in part in cash and in part in BlackRock common stock. Messrs. Amero and Anderson have received awards under the LTIP.

DEFERRED COMPENSATION PROGRAM--A portion of the compensation paid to each portfolio manager may be voluntarily deferred by the portfolio manager into an account that tracks the performance of certain of the firm's investment products. Each portfolio manager is permitted to allocate his deferred amounts among various options, including to certain of the firm's hedge funds and other unregistered products. In addition, a portion of the annual compensation of certain senior managers, including certain of the portfolio managers, is mandatorily deferred in a similar manner for a number of years.

OPTIONS AND RESTRICTED STOCK AWARDS--While incentive stock options are not presently being awarded to BlackRock employees, BlackRock previously granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock also has a restricted stock award program designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years. Messrs. Amero and Anderson have been granted stock options in prior years, and Messrs. Amero and Anderson participate in BlackRock's restricted stock program.

INCENTIVE SAVINGS PLANS--The PNC Financial Services Group, Inc., which owns approximately 71% of BlackRock's common stock, has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including an Employee Stock Purchase Plan (ESPP) and a 401(k) plan. The 401(k) plan may involve a company match of the employee's contribution of up to 6% of the employee's salary. The company match is made using BlackRock common stock. The firm's 401(k) plan offers a range of investment options, including registered investment companies managed by the firm. Each of the portfolio managers is eligible to participate in these plans.

Annual incentive compensation for each portfolio manager is a function of two components: the investment performance of the firm's assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual's teamwork and contribution to the overall performance of these portfolios. Unlike many other firms, portfolio managers at BlackRock compete against benchmarks, rather than each other. In most cases, including for the portfolio managers of the Portfolio, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Portfolios or other accounts are measured. For Messrs. Anderson and Amero, the relevant benchmark is a combination of market benchmarks (e.g. the Lehman Brothers Aggregate Index, Lehman Brothers Intermediate Aggregate Index and others) and client specific benchmarks (in this case, the Lehman Brothers Aggregate Index). In addition, some of the annual incentive compensation of Mr. Anderson and Mr. Amero may include a portion of the performance fees paid by certain accounts and funds that they manage. The fund's annual pre-tax performance is a factor in determining the incentive compensation.

Senior portfolio managers who perform additional management functions within BlackRock may receive additional compensation in these other capacities. Compensation is structured such that key professionals benefit from remaining with the firm. BlackRock's Management Committee determines all compensation matters for portfolio managers. BlackRock's basic compensation structure has been in place since its inception.

OWNERSHIP OF FUND SHARES. As of July 31, 2006, the end of the Portfolio's most recently completed fiscal year, the portfolio managers did not own shares of the fund's shares.

UBS PACE MUNICIPAL FIXED INCOME INVESTMENTS--STANDISH MELLON ASSET MANAGEMENT COMPANY LLC


Christine L. Todd is primarily responsible for the day-to-day management of UBS PACE Municipal Fixed Income Investments and serves as the portfolio manager for the fund. She has held her fund responsibilities with either Standish Mellon or its predecessor since June 1, 2000. Ms. Todd is an executive vice president of Standish Mellon and joined Standish Mellon's predecessor in 1995.


The following table provides information relating to other accounts managed by Christine Todd as of July 31, 2006:


                                               REGISTERED            OTHER POOLED
                                          INVESTMENT COMPANIES   INVESTMENT VEHICLES   OTHER ACCOUNTS
                                          --------------------   -------------------   --------------
Number of Accounts Managed                          0                      1                  18
Number of Accounts Managed
   with Performance-Based Advisory Fees             0                      1                   0
Assets Managed (in millions)                        0                    $25                 $ 4
Assets Managed with Performance-Based
   Advisory Fees (in millions)                      0                     25                   0


POTENTIAL CONFLICTS OF INTEREST

- When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Standish Mellon does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Standish Mellon has adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another.

- A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation on the initial public offering. Standish Mellon has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

- A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security for more than one account, the policies of Standish Mellon generally require that such trades be "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Standish Mellon will place the order in a manner intended to result in as favorable a price as possible for such client.

- A portfolio manager may favor an account if the portfolio manager's compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Standish Mellon receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation. The investment performance on specific accounts is not a factor in determining the portfolio manager's compensation. See "Compensation" below.

- A portfolio manager may favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. Standish Mellon imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

- If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such trading pattern may disadvantage either the account that is long or the account that is short. In making portfolio manager assignments, Standish Mellon seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increases the holding in such security.

COMPENSATION. Each Standish Mellon portfolio manager's cash compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long term incentive). Funding for the Standish Mellon Annual Incentive Plan and Long Term Incentive Plan is through a pre-determined fixed percentage of overall company profitability. Therefore, all bonus awards are based initially on Standish Mellon's performance. The portfolio managers are eligible to receive annual cash bonus awards from the incentivecompensation plan. Annual awards are granted in March, for the prior calendar year. Individual awards for portfolio managers are discretionary, based on pre-tax product performance relative to both benchmarks and peer comparisons, as selected by McLagan Partners, and goals established at the beginning of each calendar year. Goals are to a substantial degree based on investment performance, including performance for one and three year periods. Also considered in determining individual awards are team participation and general contributions to Standish Mellon.

All portfolio managers are also eligible to participate in the Standish Mellon Long Term Incentive Plan. This Plan provides for an annual award, payable in deferred cash that cliff vests after 3 years, with an interest rate equal to the average year over year earnings growth of Standish Mellon (capped at 20% per year). Management has discretion with respect to actual participation.

Portfolio managers whose compensation exceeds certain levels may elect to defer portions of their base salaries and/or incentive compensation pursuant to Mellon's Elective Deferred Compensation Plan.

OWNERSHIP OF FUND SHARES. As of July 31, 2006, Christine Todd owned no shares of the fund.

UBS PACE GLOBAL FIXED INCOME INVESTMENTS--FISHER FRANCIS TREES & WATTS, INC. AND ROGGE GLOBAL PARTNERS PLC.

FISHER FRANCIS TREES & WATTS INC.

Fischer Francis Trees & Watts ("FFTW") uses a team approach in which a specific portfolio manager is responsible for managing FFTW's share of UBS PACE Global Fixed Income Investment's assets and determines the broad risk parameters under which these investments operate, but relies on specialist investment teams to determine specific fund investments. The fund's portfolio manager is Richard Williams.

The following table provides information relating to other accounts managed by Richard Williams as of July 31, 2006:


                                                        OTHER
                                        REGISTERED     POOLED
                                        INVESTMENT   INVESTMENT     OTHER
                                         COMPANIES    VEHICLES    ACCOUNTS
                                        ----------   ----------   --------
Number of Accounts Managed                    18          0            45
Number of Accounts Managed with
   Performance-Based Advisory Fees             3          0            14
Assets Managed (in millions)              $3,839          0        $8,997
Assets Managed with Performance-Based
   Advisory Fees (in millions)            $  503          0        $4,308


POTENTIAL CONFLICTS OF INTEREST. Conflicts of interest of the type that may arise when an investment adviser serves as an adviser to both a mutual fund and other accounts are minimized at FFTW by the FFTW's investment management decision-making process and trade allocation policy.

Investment decisions are executed by FFTW Market Specialists, the Investment Strategy Group ("ISG") and the specific portfolio team assigned to a client portfolio. Market Specialists are the first and last steps in the investment decision making process. In the first step, senior Market Specialists provide input to the ISG regarding specific investment themes relating to each sector of specialization, which include interest rate management, corporate credit, structured credit and foreign exchange. The ISG meets weekly to identify fixed income sectors that offer the highest relative value over a three to six month horizon and concludes with definitive positive/negative recommendations for sectors. Each portfolio is assigned a Portfolio Manager who is responsible for assuring the implementation of the sector biases of the ISG. These sector biases are expressed in terms of risk exposures relative to a benchmark. A Client Portfolio Manager is responsible for setting a Portfolio's risk parameters at the Portfolio's inception, based upon the

Portfolio's specific investment guidelines and overall risk preferences, and is responsible for monitoring the portfolio's compliance with such parameters. In the last step, Market Specialists decide when to add or subtract investment exposure within a sub-sector and when to execute buy/sell recommendations for individual securities, all consistent with the recommendations of the ISG. This process ensures that investment decisions for specific portfolios are consistent with the firm's overall strategy, taking into account the individual portfolio's benchmark, risk parameters and investment guidelines.

In addition, when possible, FFTW executes trades on behalf of all similarly managed accounts within a product group on a block basis. Block transactions are allocated fairly and equitably across all participating accounts utilizing an automated, non-preferential proprietary trade execution system that allocates the trades according to each participating portfolio's size and risk profile. The automated allocation system ensures that no managed account is favored with respect to the selection of securities or timing of purchase or sale of securities over another account.


Trade allocation and best execution is monitored and reviewed on a quarterly basis as part of the Compliance Monitoring Program, which is carried out independently by FFTW's Risk Oversight Group. This review takes into consideration FFTW's trading procedures and the nature of the fixed income markets. Trade execution prices for a sample of tickets are compared with an independent source. An explanation is sought from the Market Specialist in case of significant variance between the trade execution price and the independent source. A report is issued to senior management on a quarterly basis. Diversions from FFTW's policy to allocate investment opportunities fairly and equitably across all participating accounts would be identified during this review.


COMPENSATION. FFTW aims to provide all staff with total compensation packages competitive with the applicable local market (New York, London, Tokyo and Singapore). As described below, compensation is based on a combination of individual, team and firm performance. Where possible, quantifiable goals are established; actual performance is then assessed against these goals, and total compensation is determined. To benchmark performance, FFTW uses information provided by search firms, on-line hiring recruiters, surveys, head hunters and market information.

There are three standard components to the remuneration structure for the professional staff: salary, discretionary bonus and profit sharing. Retention of senior members of the staff, including key investment professionals, is enhanced by the potential to participate in FFTW's Long Term Equity Incentive Program ("LTEIP"). The LTEIP is a synthetic equity program which allows its participants to share in the increase in the value of FFTW based upon the growth in the firm's profitability.


A significant portion of remuneration is variable compensation, which is dependent on investment results and value-added results for clients, and on other important responsibilities such as contributions to developing the investment process and interaction with clients. Discretionary bonuses are available to be paid to all qualified employees; for the more senior professionals, the overall profitability of the firm becomes increasingly important to overall compensation levels.

Individual and team performance are evaluated in absolute terms for total return strategies and in terms of excess return compared to the benchmark for those strategies managed against a market benchmark, which comprises the bulk of the firm's portfolios. The market benchmark for each portfolio is identified in the Prospectus. All portfolios are managed within predefined tracking volatility parameters, and have a volatility target, a return target and as a result an expected information ratio. All of these targets are taken into account when evaluating investment professionals. Return relative to peers is taken into account but is given less importance than the parameters detailed above. The risks taken to achieve performance are carefully monitored on an ongoing basis as each of FFTW's clients has a tracking error target. Any deviation from this target is monitored by the Chief Investment Officer, the product teams and the client portfolio managers to ensure that neither too much nor too little risk is taken in a portfolio. FFTW actively participates in a number of compensation surveys on a global basis, the most significant being the survey conducted by McLagan Partners, which provides compensation information with an in-depth financial services industry focus. The survey information enables FFTW to assess market pay and performance information from a competitive perspective in order to identify compensation trends, market opportunities and business improvement opportunities thereby enabling FFTW to remain competitive in regards to its competitors. While the McLagan survey is often broader in scope then FFTW's immediate peers, FFTW works with McLagan Partners to tailor the survey information against a specific peer group in order to compare FFTW to firms of similar size. Compensation is based according to different quartiles identified in the survey information. Exceptional performance gets compensated in the top quartile for the respective position and average performance is compensated in lower quartiles.

FFTW manages both long-only portfolios and long-short or alternative investment products. Specifically, FFTW manages two relative value strategies through two alternative investment vehicles as well as in separate institutional accounts. FFTW offers a variety of fee schedules for its investment products which include both performance and management fees, where appropriate. Investment professionals are compensated based upon the totality of all client portfolios for which they exercise investment authority. Factors such as varying fee structures, complexity of investment advice and allocation of resources are considered in determining an individual's compensation. Shareholder/Managing Directors receive discretionary bonuses, which are funded in part from revenue generated from certain accounts for which performance fees are paid. This could create a potential conflict in the management of non-performance fee accounts, including the fund.


To address these potential conflicts, FFTW's investment decision-making and trade allocation policies and procedures are designed to ensure that none of its clients are disadvantaged in its management of accounts. Additionally, FFTW's internal controls are tested on a routine schedule as part of its Global Compliance Monitoring Program and, annually, the firm engages its external auditor to perform a SAS 70 review.


Measurement periods are annual, although salary increases and bonuses are paid at different times of the year. All investment professional's compensation is determined by senior management, upon assessing personal achievement, collective goals and objectives, and overall profitability of the firm.

OWNERSHIP OF FUND SHARES. As of July 31, 2006, none of the portfolio managers owned any shares of the fund.

ROGGE GLOBAL PARTNERS PLC.

Rogge Global Partners uses a team approach in the management of all accounts. Rogge Global Partners' senior portfolio managers are Olaf Rogge, John Graham, Richard Bell, Adrian James, Malie Conway and Richard Gray, each of whom serves as a portfolio manager for UBS PACE Global Fixed Income Investments.

The following table provides information relating to other accounts managed collectively by the portfolio managers in the Rogge Global Partners' investment team as of July 31, 2006:


                                                        OTHER
                                        REGISTERED     POOLED
                                        INVESTMENT   INVESTMENT     OTHER
                                         COMPANIES    VEHICLES    ACCOUNTS
                                        ----------   ----------   --------
Number of Accounts Managed                    4            6            78
Number of Accounts Managed with
   Performance-Based Advisory Fees            0            0             8
Assets Managed (in millions)               $854         $595       $18,459
Assets Managed with Performance-Based
   Advisory Fees (in millions)                0            0       $ 2,788


POTENTIAL CONFLICTS OF INTEREST. The management of a fund and other accounts could result in potential conflicts of interest if the fund and other accounts have different objectives, benchmarks and fees because the team must allocate time and investment expertise across multiple accounts, including the fund. Rogge Global Partners' portfolio managers are permitted to manage the assets of both long only funds and funds that permit shorting (E.G., hedge funds), which could create a potential conflict of interest. In order to deal with this type of situation, however, permission to manage the assets of both types of funds is only granted subject to the strict rules and guidance detailed below.

RULES:

1. All client transactions must be conducted in accordance with Rogge Global Partners' Allocation Procedures.

2. All client transactions must be conducted in accordance with Rogge Global Partners' Market Timing Procedures.

3. While the varying investment restrictions prescribe that different accounts may have different positions in certain issues, it is not permitted for accounts to hold "opposing" positions. Opposing positions are defined as one or more accounts holding a long positions at the same time that one or more accounts holds a short position.

4. Remuneration of staff involved in such management must be structured so as not to cause conflict.

MONITORING:

1.   The compliance team will monitor all trading activity.

2. Focused reporting and controls have been established to look at the following specific aspect of trading activity:

     a.   Timing of trades for different accounts in the same issue/issuer;

     b.   Fair and timely allocation of trades;

     c.   Dealing prices of trades;

     d.   Relative positions of holdings; and

     e.   New issue allocation.


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REPORTING:

1. Reporting will be on a trade by trade basis and in the form of exception reporting.

2. All reports are to be maintained in an accessible format for at least 6 years.

3. Exceptions must be signed off on by the compliance team following reasonable justification from the relevant portfolio manager. Where reasonable justification is not provided, the Compliance Director shall be informed and appropriate action taken.

4.   All reporting will be available for discussion at board meetings.

COMPENSATION. The overriding factor in determining compensation for Rogge Global Partners professionals is the profitability of the firm. Since all portfolios are managed on a team basis, there is much more emphasis put on sharing profits than on a fixed incentive compensation plan. The percentage of compensation derived from base salary and profit sharing may vary widely from year to year. Bonuses are paid based on Rogge Global Partners' profitability and the contribution of each individual in achieving clients' objectives, maintaining client relationships and improving profitability. There are no formal weightings used to determine compensation based on these factors. Employees are reviewed individually on a case-by-case basis and all employees participate in profit sharing and may receive an individual performance-related bonus. Rogge Global Partners' fixed compensation structure is in line with industry norms, but the emphasis on sharing profits and actual shared ownership provides exceptionally attractive incentives to share in the growth and success of the firm.

OWNERSHIP OF FUND SHARES. As of July 31, 2006, none of Rogge Global Partners' portfolio managers owned any shares of the fund.

UBS PACE HIGH YIELD INVESTMENTS--MACKAY SHIELDS LLC

MacKay Shields uses a team approach in managing its portion of the fund's portfolio. The portfolio managers for UBS PACE High Yield Investments are Dan Roberts, Lou Cohen, Taylor Wagenseil and Michael Kimble.

The following table provides information relating to other accounts managed by the MacKay Shields' High Yield Active Core team led by Dan Roberts as of July 31, 2006:


                                                        OTHER
                                        REGISTERED     POOLED
                                        INVESTMENT   INVESTMENT     OTHER
                                         COMPANIES    VEHICLES    ACCOUNTS
                                        ----------   ----------   --------
Number of Accounts Managed                   0              2           19
Number of Accounts Managed with
   Performance-Based Advisory Fees           0              1            1
Assets Managed (in millions)                 0          $88.5     $3,027.8
Assets Managed with Performance-Based
   Advisory Fees (in millions)               0          $71.7     $   69.8

POTENTIAL CONFLICTS OF INTEREST. The following is summary of MacKay Shields' Compliance Manual, which contains the policies and procedures employed to identify and manage actual or potential conflicts of interest between clients.

Certain portfolio managers (other than those that manage this fund) who are responsible for managing certain institutional accounts share a performance fee based on the performance of the account. These accounts are distinguishable from the funds because they use techniques that are not permitted for the funds, such as short sales and leveraging.

To address potential conflicts of interest between the clients and the adviser, NYLIM and MacKay Shields have developed Allocation Procedures, a Code of Ethics and Policies and Procedures for Portfolio Management and Trades in Securities to assist and guide the portfolio managers and other investment personnel when faced with a conflict. Although the Adviser has adopted such policies and procedures to provide for equitable treatment of trading activity and to ensure that investment opportunities are allocated in a manner that is fair and appropriate, it is possible that unforeseen or unusual circumstances may arise that may require different treatment between the funds and other accounts managed.

COMPENSATION. In an effort to retain key personnel, NYLIM and MacKay Shields have structured compensation plans for portfolio managers and other key personnel that they believe are competitive with other investment management firms.

NLYIM portfolio managers receive a base pay and an annual incentive based on performance against individual and organizational unit objectives, as well as business unit and overall NYLIM results. The plan is designed to align manager compensation with investors' goals by rewarding portfolio managers who meet the long-term objective of consistent, dependable and superior investment results, measured by the performance of the product(s) under the individual's management. In addition, these employees also participate in a long-term incentive program.

NYLIM offers an annual incentive plan and a long-term incentive plan. The total dollars available for distribution is equal to the pool that is generated based on NYLIM's overall company performance. "NYLIM Company Performance" is determined using several key financial indicators, including operating revenue, pre-tax operating income, and net cash flow. The long-term incentive plan is eligible to senior level employees and is designed to reward profitable growth in company value. An employee's total compensation package is reviewed periodically to ensure that it is competitive relative to the external marketplace.

MacKay Shields establishes salaries at competitive levels, verified through industry surveys, to attract and maintain the best professional talent. In addition, an incentive bonus equal to a significant percentage of the firm's pre-tax profits is paid annually to the firm's employees based upon an individual's performance and the profitability of the firm. The bonus generally represents a sizable amount relative to the base salary, and when considered with the base salary, results in a highly attractive level of total cash compensation for the firm's professional employees. Certain other accounts at MacKay Shields pay the firm a fee based on performance, a portion of which forms a part of the bonus pool for all employees. Every MacKay Shields employee participates in the bonus pool. This approach instills a strong sense of commitment on the part of each employee towards the overall success of the firm. There is no difference between the method used in determining a portfolio manager's compensation with respect to a portfolio and other accounts.

MacKay Shields offers a Phantom Stock Plan, which enhances the firm's ability to attract, retain, motivate and reward key executives. Awards can be made annually and vesting takes place over a period of several subsequent years. Participation in the Plan by senior professionals is contingent upon the execution of an Executive Employment Agreement.

OWNERSHIP OF FUND SHARES. As of July 31, 2006, none of the fund's portfolio managers owned shares of the fund.

UBS PACE LARGE CO VALUE EQUITY INVESTMENTS--INSTITUTIONAL CAPITAL CORPORATION, SSGA FUNDS MANAGEMENT, INC. AND WESTWOOD MANAGEMENT CORP.

INSTITUTIONAL CAPITAL CORPORATION.

As described in the Prospectus under "Investment Team," each fund portfolio manager listed below is jointly responsible for the day-to-day management of the portion of UBS PACE Large Co Value Equity Investments allocated to ICAP, and is primarily responsible for the day-to-day management of the other accounts set forth in the following table.

The following table provides information relating to other accounts managed collectively by Robert H. Lyon, Gary S. Maurer, Jeffrey A. Miller, Kathleen C. Pease, Jerrold K. Senser, Andrew P. Starr, William Van Tuinen, Thomas R. Wenzel as of July 31, 2006:


                                                        OTHER
                                        REGISTERED     POOLED
                                        INVESTMENT   INVESTMENT     OTHER
                                         COMPANIES    VEHICLES    ACCOUNTS
                                        ----------   ----------   --------
Number of Accounts Managed                    17           4          145
Number of Accounts Managed with
   Performance-Based Advisory Fees             0           0            8
Assets Managed (in millions)              $6,152      $827.4       $    8
Assets Managed with Performance-Based
    Advisory Fees (in millions)                0           0       $683.9


POTENTIAL CONFLICTS OF INTEREST. Individual fund managers may manage multiple accounts for multiple clients. In addition to the fund, these other accounts may include separate accounts, pension and profit sharing plans, foundations and 401(k) plans. ICAP manages all accounts on a team basis. ICAP manages potential conflicts of interest between a fund and other types of accounts through allocation policies and oversight by ICAP's compliance department. ICAP has developed trade allocation systems and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts of interest in situations where two or more funds or accounts participate in investment decisions involving the same securities.


COMPENSATION. Compensation for key investment professionals consists of a competitive base salary and an annual cash bonus. A compensation committee reviews and determines compensation. The compensation committee determines the base salary and amount of bonus for each individual by examining several quantitative and qualitative factors. For those individuals with specific investment sectors assigned to them, their annual performance relative to the annual pre-tax performance of that sector in the S&P 500 is an important factor. Other factors include the investment professional's contribution to the investment team's dialogue, the business results and overall business strategy, success of marketing and client servicing as well as managerial and demonstrated leadership. Not all factors apply to each investment professional and there is no particular weighting or formula for considering certain factors. Both the base salary for the upcoming year and the bonus for the current year are determined near the end of each calendar year, although the base salary is subject to periodic review throughout the year.

OWNERSHIP OF FUND SHARES. As of July 31, 2006, none of the portfolio managers own shares of the fund.

SSGA FUNDS MANAGEMENT, INC.


SSgA FM uses a team approach in managing its portion of the fund's portfolio. James M. Johnson is primarily responsible for the day-to-day management of SSgA FM's portion of the fund's portfolio. The following table provides information relating to other accounts managed by SSgA FM's U.S. Active Quantitative Equity Team as of July 31, 2006:



                                                        OTHER
                                        REGISTERED     POOLED
                                        INVESTMENT   INVESTMENT     OTHER
                                         COMPANIES    VEHICLES    ACCOUNTS
                                        ----------   ----------   --------
Number of Accounts Managed                     9           12          24
Number of Accounts Managed with
   Performance-Based Advisory Fees             0            0           0
Assets Managed (in millions)              $1,300       $1,920      $2,990
Assets Managed with Performance-Based
   Advisory Fees (in millions)                 0            0           0


POTENTIAL CONFLICTS OF INTEREST. A Portfolio Manager may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Fund. Potential conflicts may arise out of (a) the Portfolio Manager's execution of different investment strategies for various accounts or
(b) the allocation of investment opportunities among the Portfolio Manager's accounts with the same strategy.

A potential conflict of interest may arise as a result of the Portfolio Manager's responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the Portfolio Manager's accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The Portfolio Manager may also manage accounts whose objectives and policies differ from that of the Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the Portfolio Manager may have adverse consequences for another account managed by the Portfolio Manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.

A potential conflict may arise when the Portfolio Manager is responsible for accounts that have different advisory fees--the difference in fees could create an incentive for the Portfolio Manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the Portfolio Manager has an investment in one or more accounts that participates in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. SSgA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers within SSgA FM are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSgA FM and its advisory affiliates utilize a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.

COMPENSATION. The compensation of SSgA FM's investment professionals is based on a number of factors. The first factor considered is external market. Through extensive compensation survey process,

SSgA FM seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and long term incentive (i.e. equity). The second factor taken into consideration is the site of the pool available for the compensation. SSgA FM is part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of SSgA and SSgA FM. The determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone's compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining equity allocations.

OWNERSHIP OF FUND SHARES. As of July 31, 2006, none of SSgA FM's portfolio managers owned any shares of the UBS funds.


All employees must pre-clear and report transactions in any funds advised or sub-advised by SSgA FM using SSgA FM's automated personal trading system (StarCompliance). In addition, all holdings in funds advised or sub-advised by SSgA FM are subject to a ninety (90) day holding period.


WESTWOOD MANAGEMENT CORP.

Susan M. Byrne, CIO and Chairman of the Board of Westwood Management Corp. ("Westwood"), is the portfolio manager responsible for the day-to-day management of Westwood's share of the assets of UBS PACE Large Co Value Equity Investments. Ms. Byrne has held her fund responsibilities since July 1, 2000.

The following table provides information relating to other accounts managed by Susan M. Byrne as of July 31, 2006:


                                               REGISTERED            OTHER POOLED
                                          INVESTMENT COMPANIES   INVESTMENT VEHICLES   OTHER ACCOUNTS
                                          --------------------   -------------------   --------------
Number of Accounts Managed                            9                     12                  63
Number of Accounts Managed
   with Performance-Based Advisory Fees               0                      0                   0
Assets Managed (in millions)                     $525.2                 $976.9            $2,800.5
Assets Managed with Performance-Based
   Advisory Fees (in millions)                      N/A                    N/A                 N/A


POTENTIAL CONFLICTS OF INTEREST. Westwood does not currently accept performance based fees for the accounts that it manages. There are no material conflicts between the investment strategies of the fund and these accounts.

Portfolio managers at Westwood typically manage multiple accounts in a given investment strategy. When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise. Westwood has established policies and procedures designed to address these potential material conflicts as described below.

PERFORMANCE BASED FEES: Westwood does not currently accept performance-based fees for the accounts that it manages.

TRADE ALLOCATION: Westwood manages all accounts using a model portfolio and investment decisions are allocated across all accounts in the strategy, which minimizes any potential conflicts of interest that may arise when managing multiple accounts. Westwood also has written policies and procedures that prohibit any allocation of trades in a manner such that Westwood's proprietary accounts, affiliated accounts, or any particular client(s) or group of clients would receive more favorable treatment than other client accounts.

IPOS: Westwood rarely, if ever, obtains access to a sufficient number of IPO shares so as to make a material allocation of such shares among all, or even many, of its client accounts for which such investments otherwise might be appropriate. However, to the extent practicable, Westwood's policy requires that IPO shares be allocated on a PRO RATA basis among applicable accounts. Where PRO RATA distribution is not practicable, Westwood's will seek to make a fair and equitable allocation taking into consideration such factors as:

-    The investment objective, policies and strategy of the account;

- The appropriateness of the investment to an account's time horizon and risk objectives;

- Existing levels of account ownership in the investment and in similar securities; and

-    The immediate availability of cash or buying power to fund the investment.

RESEARCH: Westwood may pay a brokerage commission in excess of that which another broker-dealer may charge for effecting the same transactions in recognition of the value of brokerage and research services provided by or through the broker-dealer. Westwood will make a good faith determination that the amount of commissions paid is reasonable in relation to the value of brokerage and research services provided. Westwood intends to use soft dollars only for those products and services that fall within the Section 28(e) safe harbor. Westwood generally will only use soft dollars for brokerage and research related products and services. Non-brokerage and non-research products and services received by Westwood from broker-dealers in connection with client trades will be paid for directly by Westwood.

MONITORING: In addition, Westwood has established various committees with the responsibility for monitoring a variety of areas, including compliance with primary Fund guidelines, best execution, the allocation of securities, employee trading and compliance with its Code of Ethics.

COMPENSATION. Westwood's professionals have three components of compensation: base salary, cash incentive and equity-based incentive compensation. Cash bonus awards are determined at year-end and are paid the following January. Equity-based compensation awards, which currently consist of time vested restricted stock, are granted at mid-year and vest over a four year period from the date of grant. Merit-based salary increases are awarded at mid-year as well. The benefit package also includes a 401(k) plan with employer matching, employer-subsidized health insurance, employer-paid life insurance and employer-paid short and long-term disability insurance.

The compensation committee of Westwood Holdings Group, Inc. annually reviews all forms of compensation for all employees of the company. Base salary levels are maintained at levels that the compensation committee deems to be commensurate with similar companies in the asset management industry. In determining incentive compensation and annual merit-based salary increases, employees on the investment team are evaluated according to a combination of quantitative and qualitative factors. A major component of this evaluation is the performance of stock recommendations for research analysts and portfolio performance, dispersion and other quantitative measures for portfolio managers.

Compensation is based on pre-tax performance, and the relevant benchmark is the Russell 1000 Value. Westwood measures the performance period on 1-, 3- and 5-year intervals, and places more emphasis on shorter time periods than longer time periods. The restricted stock incentive program includes all employees across the organization. As a result, everyone at the firm is an owner. This program ensures that Westwood's employees' interests are closely aligned with those of its shareholders and clients.

OWNERSHIP OF FUND SHARES. As of July 31, 2006, Susan M. Byrne did not own shares of the fund.

UBS PACE LARGE CO GROWTH EQUITY INVESTMENTS--GE ASSET MANAGEMENT INCORPORATED, MARSICO CAPITAL MANAGEMENT AND SSGA FUNDS MANAGEMENT INC.

GE ASSET MANAGEMENT INCORPORATED.

David B. Carlson is the portfolio manager and is primarily responsible for the day-to-day management of UBS PACE Large Co Growth Equity Investments Fund's assets allocated to GE Asset Management Incorporated ("GEAM"). Mr. Carlson is a Director, Executive Vice President and portfolio manager of GEAM and manages its overall US equity investments. Mr. Carlson joined GEAM in 1982 as a Securities Analyst for Investment Operations. He became a Vice President for Mutual Fund Portfolios in 1987, a Senior Vice President in 1989 and a Director and Executive Vice President in 2003. GEAM has held its fund responsibilities since September 16, 2002.

The following table provides information relating to other accounts managed by David B. Carlson as of July 31, 2006:


                                               REGISTERED            OTHER POOLED
                                          INVESTMENT COMPANIES   INVESTMENT VEHICLES   OTHER ACCOUNTS
                                          --------------------   -------------------   --------------
Number of Accounts Managed                             5                0                       22
Number of Accounts Managed
   with Performance-Based Advisory Fees                0                0                        1
Assets Managed (in millions)                    $3,571.9                0                 $3,559.6
Assets Managed with Performance-Based
   Advisory Fees (in millions)                         0                0                    $62.6


POTENTIAL CONFLICTS OF INTEREST. Portfolio managers at GE Asset Management Incorporated ("GEAM") may manage multiple registered investment companies, unregistered investment pools and/or investment accounts, which could raise potential conflicts of interest in the areas described below. GEAM has policies and procedures in place that are reasonably designed to mitigate these conflicts of interest, which are also described below.


COMPENSATION--The compensation paid to GEAM for managing the fund is based only on a percentage of assets under management. Although a small number of client accounts pay GEAM a performance-based fee, the fee structure does not present a material conflict of interest for the portfolio manager because the compensation is not directly based on fee revenue earned by GEAM on particular accounts.

RESEARCH--Execution and research services provided by brokers may not always be utilized in connection with the fund or other client accounts that may have provided the commission or a portion of the commission paid to the broker providing the services. GEAM allocates brokerage commissions for these services in a manner that it believes is fair and equitable and consistent with its fiduciary obligations to all of its clients.


IPO ALLOCATION--If a portfolio manager identifies an initial public offering that may be suitable for more than one fund or other client account, the fund may not be able to take full advantage of that opportunity. To mitigate this conflict of interest, GEAM allocates shares of initial public offerings to the fund and other client accounts in a manner that it believes is fair and equitable and consistent with its fiduciary obligations to all of its clients.

TRADE ALLOCATION--If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other client account, the fund may not be able to take full advantage of that opportunity. To mitigate this conflict of interest, GEAM aggregates orders of the fund with orders from its other client accounts in order to ensure that all clients are treated fairly and equitably over time and consistent with GEAM's fiduciary obligations.


Portfolio Manager--Compensation. The portfolio manager's Incentive Compensation is impacted by the size of the bonus pool as well as an evaluation of the individual on the factors outlined below. The size of the GEAM incentive bonus pool in a given year is based upon average overall GE results and is not tied directly to GEAM results. From this incentive bonus pool, the portfolio manager's Incentive Compensation amounts are determined and vary based on evaluation of the individual on the factors outlined below.


The portfolio manager's long-term incentive Stock Options and Restricted Stock Units are granted periodically and awards vary based on evaluation of the individual on the factors outlined below.

The portfolio manager is evaluated on the following four factors:

- PERFORMANCE ON CURRENT JOB--"RESULTS"--this assessment is based on an understanding of the competencies and behaviors necessary to perform the given job. The evaluation focuses on observable behaviors as well as objective measures where possible, including: portfolio and mandate performance for the domestic equity asset class, contribution as a trustee and senior leader for the business, client satisfaction and retention, support of institutional marketing and sales efforts and leadership of the portfolio manager's team and across the business. Although there is no prescribed formula, portfolio and mandate performance measurements include, among other things, pre-tax performance of managed asset classes compared to relevant peer managers and relevant securities index benchmarks (such as the S&P 500 Index) over various periods, such as one-, three-, five- and ten-year periods.

- GE VALUES--these are the values that drive success within the company. Employees are assessed as to how they display and are a role model for the GE Values.

- PROMOTABILITY--consideration of an individual's capacity based on performance, aptitude and demonstrated ability and interest to take on broader responsibilities.

- EXTRAORDINARY SKILLS--in limited circumstances, an employee may demonstrate special value to GE by possessing unique knowledge/skill in a specialized area necessary to perform the job that would be extremely difficult to replace.


In addition to the foregoing compensation, GE periodically grants restricted stock units and options to purchase shares of GE common stock. GE determines the overall timing, frequency and size of such grants, which it distributes to its subsidiary businesses and provides guidelines for the subsequent grant to individual employees. The pool of GEAM employees eligible for such grants could include portfolio managers; however, no special grants are guaranteed, allocated or anticipated specifically for portfolio managers. The strike price of stock options is the selling price of GE common stock as of the grant date. The strike price, dividend guidelines and vesting schedule are published to recipients by GE at the time of the grant.

All employees, including portfolio managers, are eligible to participate in GE's defined benefit plan and its defined contribution plan, which offers participating employees the tax benefits of deferring the receipt of a portion of their cash compensation. Aside from such plans, deferred compensation is not a regular component of a portfolio manager's compensation. In the past, GE has periodically offered the opportunity for certain executives (which may include certain portfolio managers) to defer portions of their Base Compensation and Incentive Compensation. These deferral programs are offered and administered at the discretion of GE and provide for the deferral of salary at a specific rate of return, payable upon retirement according to a predetermined payment schedule.

OWNERSHIP OF FUND SHARES. As of July 31, 2006, David Carlson owned no shares of the fund.

MARSICO CAPITAL MANAGEMENT.


Thomas F. Marsico is the Chief Investment Officer of Marsico Capital Management, LLC ("MCM") and is the portfolio manager for the sleeve of UBS PACE Large Co Growth Equity Investments allocated to MCM. Mr. Marsico has over 20 years of experience as a securities analyst and a portfolio manager.


The following table provides information relating to other accounts managed by Thomas F. Marsico as of July 31, 2006:


                                                                         REGISTERED            OTHER POOLED
                                                                    INVESTMENT COMPANIES   INVESTMENT VEHICLES   OTHER ACCOUNTS
                                                                    --------------------   -------------------   --------------
Number of Accounts Managed                                                      36                    14                 195
Number of Accounts Managed with Performance-Based Advisory Fees                  0                     0                  00
Assets Managed (in millions)                                               $30,119                $1,861             $25,012
Assets Managed with Performance-Based Advisory Fees (in millions)                0                     0                  0


POTENTIAL CONFLICTS OF INTEREST. Portfolio managers at MCM typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations, and accounts managed on behalf of individuals), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio, or may take similar actions for different portfolios at different times. Consequently, the mix of securities purchased in one portfolio may perform better than the mix of securities purchased for another portfolio. Similarly, the sale of securities from one portfolio may cause that portfolio to perform better than others if the value of those securities declines.

Potential conflicts of interest may also arise when allocating and/or aggregating trades. MCM often aggregates into a single trade order several individual contemporaneous client trade orders in a single security. Under MCM's trade management policy and procedures, when trades are aggregated on behalf of more than one account, such transactions will be allocated to all participating client accounts in a fair and equitable manner. With respect to IPOs and other syndicated or limited offerings, it is MCM's policy to seek to assure that over the long term, accounts with the same or similar investment objectives will receive an equitable opportunity to participate meaningfully and will not be unfairly disadvantaged. To deal with such situations, MCM has adopted policies and procedures for allocating such transactions across multiple accounts. MCM's policies also seek to ensure that portfolio managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account than another. MCM's compliance department monitors transactions made on behalf of multiple clients to seek to assure adherence to its policies.

As discussed above, MCM has adopted and implemented policies and procedures that seek to minimize potential conflicts of interest that may arise as a result of a portfolio manager advising multiple accounts. In addition, MCM monitors a variety of areas, including compliance with primary Fund guidelines, the allocation of securities, and compliance with its Code of Ethics.

COMPENSATION. MCM's portfolio managers are generally subject to the compensation structure applicable to all MCM employees. As such, Mr. Marsico's compensation consists of a fixed base salary (reevaluated at least annually), and periodic cash bonuses. Bonuses are typically based on two primary factors: (1) MCM's overall profitability for the period, and (2) individual achievement and contribution.

Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the manager provides investment advisory services. Portfolio managers do not receive special consideration based on the performance of particular accounts. Exceptional individual efforts are rewarded through greater participation in the bonus pool. Portfolio manager compensation comes solely from MCM.

Although MCM may compare account performance with relevant benchmark indices, portfolio manager compensation is not directly tied to achieving any pre-determined or specified level of performance, a peer group or a benchmark. In order to encourage a long-term time horizon for managing portfolios, MCM seeks to evaluate the portfolio manager's individual performance over periods longer than the immediate compensation period. In addition, portfolio managers are compensated based on other criteria, including effectiveness of leadership within MCM's Investment Team, contributions to MCM's overall investment performance, discrete securities analysis, and other factors.

In addition to his salary and bonus, Mr. Marsico may participate in other MCM benefits to the same extent and on the same basis as other MCM employees.

OWNERSHIP OF FUND SHARES. Mr. Marsico owns none of the fund's shares. (MCM's Code of Ethics does not permit covered employees, including portfolio managers, to invest in mutual funds sub-advised by MCM.)

SSGA FUNDS MANAGEMENT INC.


SSgA FM uses a team approach in managing its portion of the fund's portfolio. Nick de Peyster is primarily responsible for the day-to-day management of the SSgA FM's portion of the fund's portfolio. The following table provides information relating to other accounts managed by SSgA FM's U.S. Active Quantitative Equity Team as of July 31, 2006:



                                                                         REGISTERED            OTHER POOLED
                                                                    INVESTMENT COMPANIES   INVESTMENT VEHICLES   OTHER ACCOUNTS
                                                                    --------------------   -------------------   --------------
Number of Accounts Managed                                                      9                     12                 24
Number of Accounts Managed with Performance-Based Advisory Fees                 0                      0                  0
Assets Managed (in millions)                                               $1,710                 $1,920             $2,990
Assets Managed with Performance-Based Advisory Fees (in millions)               0                      0                  0

POTENTIAL CONFLICTS OF INTEREST. A Portfolio Manager may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Fund. Potential conflicts may arise out of (a) the Portfolio Manager's execution of different investment strategies for various accounts or
(b) the allocation of investment opportunities among the Portfolio Manager's accounts with the same strategy.

A potential conflict of interest may arise as a result of the Portfolio Manager's responsibility for multiple accounts with the similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the Portfolio Manager's accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The Portfolio Manager may also manage accounts whose objectives and policies differ from that of the Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the Portfolio Manager may have the adverse consequences for another account managed by the Portfolio Manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.

A potential conflict may arise when the Portfolio Manager is responsible for accounts that have different advisory fees--the difference in fees could create an incentive for the Portfolio Manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the Portfolio Manager has an investment in one or more accounts that participates in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. SSgA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers within SSgA FM are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSgA FM and its advisory affiliates utilize a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.

COMPENSATION. The compensation of SSgA FM's investment professionals is based on a number of factors. The first factor considered is external market. Through extensive compensation survey process, SSgA FM seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and long term incentive (i.e., equity). The second factor taken into consideration is the size of the pool available for this compensation. SSgA FM is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of SSgA and SSgA FM. The determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone's compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining equity allocations.

OWNERSHIP OF FUND SHARES. As of July 31, 2006, none of SSgA FM's portfolio managers owned any shares of the UBS funds.

All employees must pre-clear and report transactions in any funds advised or sub-advised by SSgA FM using SSgA FM's automated personal trading system (StarCompliance). In addition, all holdings in funds advised or sub-advised by SSgA FM are subject to a ninety (90) day holding period.

UBS PACE SMALL/MEDIUM CO VALUE EQUITY INVESTMENTS--ARIEL CAPITAL MANAGEMENT, LLC, METROPOLITAN WEST CAPITAL MANAGEMENT, LLC AND OPUS CAPITAL MANAGEMENT



ARIEL CAPITAL MANAGEMENT, LLC.



John W. Rogers, Jr. is the portfolio manager of the portion of UBS PACE Small/Medium Co Value Equity Investments allocated to Ariel. As a seasoned value investor, John W. Rogers, Jr., Chairman and Chief Executive Officer, has focused on small and mid-cap stocks for over 23 years. He seeks to invest in undervalued companies in consistent industries with distinct market niches and excellent management teams.


The following table provides information relating to other accounts managed by John W. Rogers, Jr. as of July 31, 2006:


                                                                         REGISTERED            OTHER POOLED
                                                                    INVESTMENT COMPANIES   INVESTMENT VEHICLES   OTHER ACCOUNTS
                                                                    --------------------   -------------------   --------------
Number of Accounts Managed                                                       7                     1                 216
Number of Accounts Managed  with Performance-Based Advisory Fees                 0                     0                   2
Assets Managed (in millions)                                              $8,061.7                $120.5            $8,090.5
Assets Managed with Performance-Based Advisory Fees (in millions)                0                     0              $900.5



POTENTIAL CONFLICTS OF INTEREST. Accounts managed within the same strategy are managed using similar investment weightings. This does not mean, however, that all accounts in a given strategy will hold the same stocks. Potential conflicts of interest may arise, for example, between those accounts that have performance-based fees and those accounts that do not have such fees. Ariel allocates investment decisions across all accounts in a strategy in order to limit the conflicts involved in managing multiple accounts. Differences in investment accounts are a result of individual client account investment restrictions or the timing of additions and withdrawals of amounts subject to account management.

COMPENSATION. Mr. Rogers' compensation is determined by Ariel's board of directors and is composed of (i) a base salary that is calculated based upon market factors for CEOs of comparable advisory firms; (ii) a quarterly bonus that is related to the profitability of Ariel; (iii) an annual incentive award that is based upon goals set by Ariel's board of directors that are tied to the annual performance of Ariel's separately managed account portfolios as well as Ariel Fund and Ariel Appreciation Fund, both series of the Ariel Investment Trust, an open-end, diversified investment management company, the performance of Ariel (profitability standards (EBITDA margin)), adherence to investment strategy and Mr. Rogers' execution of various annual goals; (iv) a stock grant that is based upon Mr. Rogers' contribution to Ariel and his perceived value in the marketplace and (v) a contribution to Mr. Rogers' portion of Ariel's profit sharing plan that is based upon criteria used for all employees of Ariel. Peer groups used for comparison are the Lipper Small and Mid Cap Value and Small and Mid Cap Core as well as the funds' respective benchmarks. There is no set formula for any of the above components of Mr. Rogers' compensation; rather, all compensation is based upon factors determined by Ariel's board of directors at the beginning of each year.

OWNERSHIP OF FUND SHARES. As of July 31, 2006, John W. Rogers, Jr. owned no shares of the fund.

METROPOLITAN WEST CAPITAL MANAGEMENT, LLC.

MetWest Capital's Small Cap strategy lead strategist, Gary W. Lisenbee, draws on the firm's dedicated bank of equity analysts to research sectors, industries and individual companies for the Fund. Mr. Lisenbee has primary responsibility for portfolio construction and security selection, including sector and industry diversification. The decision-making process is bottom-up, with a focus on company fundamentals and close attention to diversification and risk management.

The following table provides information relating to other accounts managed by Gary W. Lisenbee as of July 31, 2006:


                                                                         REGISTERED            OTHER POOLED
                                                                    INVESTMENT COMPANIES   INVESTMENT VEHICLES   OTHER ACCOUNTS
                                                                    --------------------   -------------------   --------------
Number of Accounts Managed                                                      5                     7                  15
Number of Accounts Managed  with Performance-Based Advisory Fees              N/A                   N/A                 N/A
Assets Managed (in millions)                                               $567.7                 $88.5               $36.1
Assets Managed with Performance-Based Advisory Fees (in millions)             N/A                   N/A                 N/A


POTENTIAL CONFLICTS OF INTEREST. MetWest Capital has identified access persons' personal securities transactions and allocation of investment opportunities as potential conflicts of interest, and has policies and procedures in place to avoid such potential conflicts of interest.

COMPENSATION. Gary W. Lisenbee, the Portfolio Manager, is an owner of MetWest Capital. As such, his compensation consists of a fixed salary and participation in the firm's profits.

OWNERSHIP OF FUND SHARES. As of July 31, 2006, Gary W. Lisenbee owned no shares of the fund.


OPUS CAPITAL MANAGEMENT.


Opus uses a team approach in managing its portion of the fund's portfolio. Len
A. Haussler is the lead portfolio manager, with Kevin P. Whelan and Jonathon M. Detter as assistant portfolio managers.

The following table provides information relating to other accounts collectively managed by the investment team of Len A. Haussler, Kevin P. Whelan and Jonathon
M. Detter as of July 31, 2006:


                                                                         REGISTERED            OTHER POOLED
                                                                    INVESTMENT COMPANIES   INVESTMENT VEHICLES   OTHER ACCOUNTS
                                                                    --------------------   -------------------   --------------
Number of Accounts Managed                                                     2                   N/A                  63
Number of Accounts Managed  with Performance-Based Advisory Fees             N/A                   N/A                   1
Assets Managed (in millions)                                                $556                   N/A                $329
Assets Managed with Performance-Based Advisory Fees (in millions)            N/A                   N/A                 $18


POTENTIAL CONFLICTS OF INTEREST. Opus currently uses UBS as a broker-dealer for its other managed accounts. However, Opus will not use UBS as a broker-dealer for the fund. Since all other accounts are managed in a similar style to the fund, Opus perceives no conflicts of interest arising from the management of this account. Opus' Compliance Manual provides guidance to employees should a conflict of interest arise.

COMPENSATION. Compensation at Opus is a combination of salary and annual bonus for its professionals. Salaries are based on merit and market rates/conditions, and annual bonuses are based on merit and the firm's overall profitability. Ownership of the firm is available to employees based on their contribution to the firm. Opus recognizes that ownership is a key ingredient to rewarding and retaining key investment, marketing and management personnel.

OWNERSHIP OF FUND SHARES. As of July 31, 2006, Len A. Haussler, Kevin P. Whelan and Jonathon M. Detter owned no shares of the fund.


UBS PACE SMALL/MEDIUM CO GROWTH EQUITY INVESTMENTS--DELAWARE MANAGEMENT COMPANY, FORSTMANNLEFF LLC AND RIVERBRIDGE PARTNERS, LLC


DELAWARE MANAGEMENT COMPANY.

Delaware Management Company uses a team approach in managing its portion of the fund's portfolio. Members of the team include Marshall Bassett, Lori Wachs, Steve Lampe, Mathew Todorow, Steve Catricks, Chris Holland, Rudy Torrijos III and Barry Gladstein.

The following table provides information relating to other accounts managed by each member of the portfolio management team* as of July 31, 2006:


                                               REGISTERED            OTHER POOLED
                                          INVESTMENT COMPANIES   INVESTMENT VEHICLES   OTHER ACCOUNTS
                                          --------------------   -------------------   --------------
Number of Accounts Managed                           24                    1                   15
Number of Accounts Managed
   with Performance-Based Advisory Fees               0                    0                    1
Assets Managed (in millions)                     $3,700                   $4               $2,000
Assets Managed with Performance-Based
   Advisory Fees (in millions)                        0                    0               $ 86.8


----------
*    The team collectively manages the above accounts.


POTENTIAL CONFLICTS OF INTEREST. Individual portfolio managers may perform investment management services for other accounts similar to those provided to the fund and the investment action for each account and the fund may differ. For example, one account or the fund may be selling a security, while another account or the fund may be purchasing or holding the same security. As a result, transactions executed for one account and the fund may adversely affect the value of securities held by another account. Additionally, the management of multiple accounts and the fund may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple accounts and the fund. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or the fund. The investment opportunity may be limited, however, so that all accounts and the fund for which the investment would be suitable may not be able to participate. Delaware Management Company has adopted procedures designed to allocate investments fairly across multiple accounts.

One of the accounts managed by the portfolio managers has a performance-based fee. This compensation structure presents a potential conflict of interest. The portfolio manager has an incentive to manage this account so as to enhance its performance, to the possible detriment of other accounts for which the investment manager does not receive a performance-based fee.

A portfolio manager's management of personal accounts also may present certain conflicts of interest. While Delaware Management Company's code of ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

COMPENSATION. Each portfolio's manager's compensation consists of the following:

- BASE SALARY--Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

- BONUS--Each named portfolio manager is eligible to receive an annual cash bonus. The amount available in the bonus pool is based on the management team's assets under management minus any expenses associated with product and investment management team. Certain portfolio managers may receive a guaranteed quarterly payment of a portion of this bonus. The distribution of the bonus pool to individual team members is determined within the discretion of Delaware Management Company.

- DEFERRED COMPENSATION--Each named portfolio manager is eligible to participate in the Lincoln National Corporation Executive Deferred Compensation Plan, which is available to all employees whose income exceeds a designated threshold. The Plan is a non-qualified unfunded deferred compensation plan that permits participating employees to defer the receipt of a portion of their cash compensation.

- STOCK OPTION INCENTIVE PLAN/EQUITY COMPENSATION PLAN--Portfolio managers may be awarded options to purchase common shares of Delaware Investments U.S., Inc. pursuant to the terms the Delaware Investments U.S., Inc. Stock Option Plan (non-statutory or "non-qualified" stock options). In addition, certain managers may be awarded restricted stock units, or "performance shares", in Lincoln National Corporation. Delaware Investments U.S., Inc., is an indirect, wholly-owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Holdings, Inc., is in turn a wholly-owned, indirect subsidiary of Lincoln National Corporation. The Delaware Investments U.S., Inc. Stock Option Plan was established in 2001 in order to provide certain Delaware Management Company investment personnel with a more direct means of participating in the growth of the investment manager. Under the terms of the plan, stock options typically vest in 25% increments on a four-year schedule and expire ten years after issuance. Options are awarded from time to time by the investment manager in its full discretion. Option awards may be based in part on seniority. The fair market value of the shares is normally determined as of each June 30 and December 31. Shares issued upon the exercise of such options must be held for six months and one day, after which time the shareholder may put them back to the issuer or the shares may be called back from the shareholder. Portfolio managers who do not participate in the Delaware Investments U.S., Inc. Stock Option Plan are eligible to participate in Lincoln's Long-Term Incentive Plan, which is designed to provide a long-term incentive to officers of Lincoln. Under the plan, a specified number of performance shares are allocated to each unit and are awarded to participants in the discretion of their managers in accordance with recommended targets related to the number of employees in a unit that may receive an award and the number of shares to be awarded. The performance shares have a three year vesting schedule and, at the end of the three years, the actual number of shares distributed to those who received awards may be equal to, greater than or less than the amount of the award based on Lincoln's achievement of certain performance goals relative to a pre-determined peer group.

- OTHER COMPENSATION--Portfolio managers may also participate in benefit plans and programs available generally to all employees.

OWNERSHIP OF FUND SHARES. No members of the team own shares of the fund as of July 31, 2006.

FORSTMANNLEFF LLC.

ForstmannLeff uses a team approach in managing its portion of the fund's portfolio. The team's lead portfolio manager is Sammy Oh, who is responsible for implementing the team's investment decisions. Beth Dater is the team's chief investment officer.


The following table provides information relating to other accounts managed by Beth Dater and Sammy Oh as of July 31, 2006:


                                               REGISTERED            OTHER POOLED
                                          INVESTMENT COMPANIES   INVESTMENT VEHICLES   OTHER ACCOUNTS
                                          --------------------   -------------------   --------------
Number of Accounts Managed                          0                      4                   5
Number of Accounts Managed
   with Performance-Based Advisory Fees             0                      0                   0
Assets Managed (in millions)                       $0                   $190                $475
Assets Managed with Performance-Based
   Advisory Fees (in millions)                      0                      0                   0



POTENTIAL CONFLICTS OF INTEREST. The ForstmannLeff team aggregates all similarly managed accounts into a composite with investment decisions implemented for the entire composite rather than for each individual account. While this approach lessens the likelihood of conflicts of interest between similarly managed accounts, such conflicts can still arise because ForstmannLeff manages other investment strategies that might compete with the fund's composite within a trade allocation.

ForstmannLeff endeavors to ensure that all clients are treated fairly in the execution of orders and allocation of trades. ForstmannLeff does not discriminate against clients or place the interests of some clients over those of others. ForstmannLeff has established a trade rotational process to address any potential conflict. For various reasons (including efficiency, control of order flow, avoidance of conflicts in securing floor executions and rotation of investment opportunities) orders entered at the same time in the same security for different clients (including accounts in which officers or employees of ForstmannLeff may have an interest), at ForstmannLeff's discretion, usually are and may be bunched for execution purposes. Where orders are bunched, the clients pay the pro-rata portion of the commission charged for the entire order. In general, a bunched transaction may enable ForstmannLeff to obtain a discounted commission charge.

ForstmannLeff also recognizes the potential for a conflict of interest between employees and clients as the decision to buy or sell a security can affect the value of that security. Except in the cases of treasury bills or other widely traded debt obligations, the firm, its managers, officers and employees do not purchase or sell securities for their own accounts when purchases or sales of such securities are being made or are under consideration for client accounts. To avoid potential conflicts ForstmannLeff has instituted a policy requiring all employees to pre-clear any security transactions for their own accounts through an automated system. The system automatically checks for all of the trading rules (including the seven day look-back/look-forward) and will approve or deny a transaction in accordance with such rules. This allows ForstmannLeff to monitor, and, if necessary, prohibit transactions that could be construed as a conflict of interest.

ForstmannLeff does not have beneficial ownership of securities or other investments that reasonably could be expected to interfere with ForstmannLeff's duty to the fund or with its ability to make unbiased and objective decisions in the investment of the fund's assets.

ForstmannLeff does not receive any monetary compensation or other benefits that are in addition to compensation or benefits conferred by the fund. ForstmannLeff does not receive or pay any referral fee or other consideration for the recommendation of any services to the fund.


COMPENSATION. The individuals names above are compensated with a base salary and variable incentive compensation that is based on the results of their portfolio management.

All employees receive a base salary and an annual incentive compensation that is a function of their investment team's contribution to the profitability of the firm.

OWNERSHIP OF FUND SHARES. As of July 31, 2006, none of the above named individuals owned any shares of the fund.

RIVERBRIDGE PARTNERS, LLC.

Riverbridge Partners utilizes a team-based approach to managing the Fund. The Riverbridge Investment Team is led by Mark A. Thompson and also consists of four research analysts.

The following table provides information relating to other accounts managed by the Investment Team led by Mark A. Thompson as of July 31, 2006:


                                               REGISTERED            OTHER POOLED
                                          INVESTMENT COMPANIES   INVESTMENT VEHICLES   OTHER ACCOUNTS
                                          --------------------   -------------------   --------------
Number of Accounts Managed                           1                     1                  80
Number of Accounts Managed
   with Performance-Based Advisory Fees              0                     0                   3
Assets Managed (in millions)                       2.9                  23.5               822.8
Assets Managed with Performance-Based
   Advisory Fees (in millions)                       0                     0                 5.2


POTENTIAL CONFLICTS OF INTEREST. Occasions may arise when accounts may place trades that are in conflict with trades involving other accounts. This conflict may cause an adverse price action in securities held in the other accounts. The Fund receives the same fair allocation as all other accounts managed by Riverbridge Partners. No account receives preferential treatment. Riverbridge Partners has policies and procedures designed to provide fair and equitable allocation. Accounts may be traded at different times due to extenuating circumstances that include tax status, client restrictions and other portfolio management issues.

COMPENSATION. Riverbridge Partners has a very direct incentive method: Members of the Investment Team, including Mark A. Thompson, are owners of the business. This structure directly aligns the pre-tax performance of client portfolios with Investment Team members' compensation. The members of the Investment Team receive a modest base salary. The remainder of their compensation is comprised of a combination of an individual-based performance bonus, as well as a bonus tied to the performance of the overall firm. Riverbridge Partners measures performance over an unlimited time period, but places greater emphasis on the most recent three-year period. The benchmarks used to measure performance include the Russell 2000 Growth, Russell 2000 and the S&P 600 Growth indices.

OWNERSHIP OF FUND SHARES. As of July 31, 2006, Mark A. Thompson did not own shares of the fund. Also, no other member of the Investment Team owned shares of the fund as of July 31, 2006.

UBS PACE INTERNATIONAL EQUITY INVESTMENTS--MARTIN CURRIE INC., MONDRIAN INVESTMENT PARTNERS LIMITED AND J.P. MORGAN INVESTMENT MANAGEMENT INC.

MARTIN CURRIE INC.

James Fairweather, chief investment officer of Martin Currie Inc. ("Martin Currie") is the product manager for Martin Currie's EAFE portfolios. James Fairweather joined Martin Currie in 1984 and serves as the portfolio manager of UBS PACE International Equity Investments.


The following table provides information relating to other accounts managed by Mr. Fairweather as of June 30, 2006*:



                                               REGISTERED            OTHER POOLED
                                          INVESTMENT COMPANIES   INVESTMENT VEHICLES   OTHER ACCOUNTS
                                          --------------------   -------------------   --------------
Number of Accounts Managed                            1                  0                       11
Number of Accounts Managed
   with Performance-Based Advisory Fees               0                  0                        0
Assets Managed (in millions)                     $23.77                  0                $2,819.11
Assets Managed with Performance-Based
   Advisory Fees (in millions)                        0                  0                        0


----------


*    Martin Currie calculates other accounts managed on a quarterly basis only.


POTENTIAL CONFLICTS OF INTEREST. Martin Currie manages potential conflicts between funds or between other types of accounts through detailed conflicts of interest management policies and procedures ("Policies and Procedures"). The Policies and Procedures cover secondary market trade allocation; IPO application and allocations; contradictory positions; front running; communication of investment ideas; cross trades; and capacity management. The Policies and Procedures are subject to internal review and monitoring.

- Martin Currie has developed trade allocation systems and controls to ensure that no one client, regardless of the type, is intentionally favored at the expense of another. When Martin Currie aggregates, and subsequently executes, an order, Martin Currie allocates the transaction fairly to all clients. Martin Currie achieves this by allocating the transaction pro-rata.

- If a product manager wishes to invest in an IPO, all eligible funds must be included unless they meet specific criteria that exempt them from the order.

- Contradictory positions are carefully monitored with pre-trade authorization required where Martin Currie intends to hold both a long and a short position in a security within the same product grouping.

- To prevent front running, a fundamental rule on the centralized dealing desk is that clients trade in the order in which orders are received. A new order cannot deliberately benefit from executions completed on an earlier trade. If a group of orders is received at the same time (regardless of the client) and assuming the deal instructions are identical, the orders are executed in line with each other. Orders in the same stock but differing instruments will be traded alongside each other. No client receives preferential treatment. Front running is prohibited at the investment decision stage. The product manager is obligated to consider the merits of a proposed stock trade simultaneously for all funds under his or her control.

- Investment ideas are freely communicated across the teams. Recommendations and trade activity are advised to all members of the investment teams simultaneously. No product managers are excluded from the dialogue and all client funds, subject to mandate restrictions, can benefit from the pool of information without discrimination.

- Cross trading requires permission from the clients and is only carried out when it is within the best interests of both clients. The product manager, the legal and compliance team and the Client Services Director responsible for the clients must sign off a cross trade authorization form before the cross trade can go ahead.

- Under the capacity management policy, Martin Currie sets indicative capacity limits at regional product level. New funds are only accepted if their size and trade volume requirements will not adversely affect the best interests of all existing clients.

COMPENSATION. All Martin Currie staff are financially incentivized to achieve excellence in all aspects of their work. Martin Currie's compensation packages comprise basic salary plus bonus, pension and retirement benefits. Martin Currie's reward and remuneration structure has been built on a number of core principles. These principles include:

-    challenging the managers to achieve superior performance;

-    setting realistic targets and goals;

-    retention of talented managers; and

-    consistency with firm values.

Staff personal objectives are directly aligned to the corporate business plan. For product managers, the reward policy is based on two main principles: (i) reward is directly linked to performance objectives; and (ii) individuals are compensated for contributing to product growth. In both cases Martin Currie calibrates to industry standards with reference to peer group remuneration surveys.

Product managers are obligated to remain focused on all client funds for which they are responsible. A structured monitoring process, overseen by the Chief Investment Officer or the Managing Director, Investments, is in place to ensure this is practiced. Investment performance for all funds is reviewed at least monthly, and daily for representative accounts within product teams. Performance is measured on a pre-tax basis against the MSCI EAFE Index. The personal business development appraisal process and line manager meeting structures also support this principle.

OWNERSHIP OF FUND SHARES. As of July 31, 2006, James Fairweather owned no shares of the fund.

MONDRIAN INVESTMENT PARTNERS LIMITED.


A team of individuals, currently including Nigel G. May, Hugh A. Serjeant, and Emma R.E. Lewis (each, a senior fund portfolio manager), is primarily responsible for making the day-to-day investment decisions for the fund.

The following table provides information relating to other accounts managed by Emma Lewis, Nigel May, and Hugh Serjeant as of July 31, 2006:

EMMA LEWIS:


                                               REGISTERED            OTHER POOLED
                                          INVESTMENT COMPANIES   INVESTMENT VEHICLES   OTHER ACCOUNTS
                                          --------------------   -------------------   --------------
Number of Accounts Managed                              5                  0                     2
Number of Accounts Managed
   with Performance-Based Advisory Fees                 0                  0                     0
Assets Managed (in millions)                    $3,496.02                  0               $549.48
Assets Managed with Performance-Based
   Advisory Fees (in millions)                          0                  0                     0


NIGEL MAY:


                                               REGISTERED            OTHER POOLED
                                          INVESTMENT COMPANIES   INVESTMENT VEHICLES   OTHER ACCOUNTS
                                          --------------------   -------------------   --------------
Number of Accounts Managed                          0                       2                 20
Number of Accounts Managed
   with Performance-Based Advisory Fees             0                       0                  1
Assets Managed (in millions)                        0                   $2.40             $7,052.17
Assets Managed with Performance-Based
   Advisory Fees (in millions)                      0                       0             $  396.48


HUGH SERJEANT:


                                               REGISTERED            OTHER POOLED
                                          INVESTMENT COMPANIES   INVESTMENT VEHICLES   OTHER ACCOUNTS
                                          --------------------   -------------------   --------------
Number of Accounts Managed                          0                      0                     4
Number of Accounts Managed
   with Performance-Based Advisory Fees             0                      0                     0
Assets Managed (in millions)                        0                      0               $444.21
Assets Managed with Performance-Based
   Advisory Fees (in millions)                      0                      0                     0


POTENTIAL CONFLICTS OF INTEREST. Mondrian does not foresee any material conflicts of interest that may arise in the management of this account and any other accounts managed with similar investment guidelines. Mondrian acts solely as an investment manager and does not engage in any other business activities. The following is a list of some potential conflicts of interest that can arise in the course of normal investment management business activities together with a summary of Mondrian's policy in that area:

DEALING IN INVESTMENTS AS PRINCIPAL AND THE PROVISION OF SEED CAPITAL--Mondrian generally does not trade for its own account. However, two Mondrian affiliates have provided the seed capital to certain investment vehicles that have been established by Mondrian group entities. Mondrian serves as the investment manager to these investment vehicles.

DEALING IN INVESTMENTS AS AGENT FOR MORE THAN ONE PARTY--Mondrian manages portfolios for other clients. The key potential conflicts of interest that arise where a firm manages multiple client portfolios are addressed through the operation of policies designed to ensure the fair and equal treatment of all clients (e.g., the allocation of aggregated trades among clients).

ALLOCATION OF INVESTMENT OPPORTUNITIES--Mondrian's policy requires that investment opportunities should be allocated among clients in an equitable manner. For equity portfolios, Mondrian makes stock selection decisions at committee level. Those stocks identified as investment opportunities are added to Mondrian's list of approved stocks ("Stock List"). Portfolios will hold only those stocks contained in the Stock List, and portfolios governed by the same or a similar mandate will be structured similarly (that is, will hold the same or comparable stocks), and will exhibit similar characteristics. For bond portfolios, investment decisions are also committee based, and all bond portfolios governed by the same or a similar mandate are structured in the same way. Sale and purchase opportunities identified at regular investment meetings will be applied to portfolios across the board, subject to the requirements of individual client mandates. Clients with performance-based fees are allocated investment opportunities in the same way as clients whose fees are not performance-based.

ALLOCATION OF AGGREGATED TRADES--Mondrian's policy requires that all allocations must be fair between clients and, to be reasonable in the interests of clients, will generally be made in proportion to the size of the original orders placed. However, where such allocation would create a material adverse effect on a client, an adjustment may be made to the allocation. Where such adjustment is considered appropriate, Mondrian's normal policy will be to adopt a random method of allocation between clients achieved through an automated process. Such allocations should not conflict with any instructions a client may have issued, or with any limitations placed on the degree of discretion the portfolio manager has to act on behalf of the client.

SOFT DOLLAR ARRANGEMENTS--Mondrian does not have any soft dollar arrangements in place with brokers. Mondrian primarily uses client brokerage commissions to pay for the execution of transactions in the client portfolio. As part of that execution service, brokers typically provide proprietary research to their clients as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; and providing information on economic factors and trends. Such services may be used by Mondrian in connection with its investment decision-making process with respect to one or more accounts managed by it, and may or may not be used, or used exclusively, with respect to the account generating the brokerage.

DUAL AGENCY/CROSS TRADE--dual agency (also known as cross trading) concerns those transactions where Mondrian may act as agent for both the buyer and seller. Mondrian may from time to time act as agent for both parties with respect to transactions in investments. If Mondrian proposes to act in such capacity, the portfolio manager will first: (a) obtain approval from the Chief Compliance Officer ("CCO"); and (b) inform the client of the capacity in which Mondrian is acting.

TRANSACTING CLIENT TRADES WITH AN AFFILIATED BROKER--Mondrian does not have any affiliated brokers.

FEES--Mondrian charges fees proportionate to its assets under management. Instead, certain accounts may also be charged performance fees. The potential conflict of interest arising from these fee arrangements is addressed by Mondrian's procedure for the allocation of aggregated trades among clients. Investment opportunities are allocated totally independently of fee arrangements (see "allocation of aggregated trades" above).

PRICING AND VALUATION--To avoid the potential conflict of interest inherent in every valuation where the fund manager is compensated on asset size and/or portfolio performance, Mondrian has adopted and approved policies and procedures specifically identifying the pricing source to be used for specific security types.

PROXY VOTING--Mondrian votes proxies for a number of its clients. Mondrian has a Proxy Voting Policy & Guidelines which details the process it follows to ensure that potential conflicts of interest are correctly managed when exercising that authority.

DIRECTORSHIPS AND EXTERNAL APPOINTMENTS--Before accepting an executive or non-executive directorship or any other appointment in another company, Mondrian employees, including executive directors, must obtain the prior approval of the Managing Director. The CCO must be informed of all such appointments and changes.

EMPLOYEE PERSONAL DEALINGS--Mondrian has arrangements in place to ensure that none of its directors, officers or employees effects any transaction on their own account which conflicts with client interests. These individuals are also prohibited from procuring any other person to enter into such a transaction (except in the proper course of their employment). For the purposes of clarity, this will include, but is not limited to, anyone connected with that individual by reason of a domestic or business relationship (other than as arises solely because that person is a Mondrian client) such that the individual has influence over that person's judgement as to how to invest his property or exercise any rights attaching to his Investments. Mondrian's rules which govern personal account dealing and general ethical standards are set out in the Mondrian Investment Partners Code of Ethics.

GIFTS AND HOSPITALITY (RECEIVED)--In the normal course of business Mondrian employees may receive gifts and hospitality from third parties e.g. brokers and other service providers. Mondrian has a policy which requires that all gifts and hospitality received are reported to the CCO (any items in excess of (pound)100 require pre-approval).

GIFTS AND HOSPITALITY (GIVEN)--In the normal course of business Mondrian employees may provide gifts and hospitality to third parties. Any such expenditure in excess of (pound)200 requires the approval of Mondrian's Managing Director and is reported to the CCO.

COMPENSATION--Mondrian's compensation arrangements are designed to attract and retain high calibre staff. The compensation structure does not provide incentives for any member staff to favour any client (or group of clients). Incentives (bonus and equity programs) focus on the key areas of research quality, long-term and short-term performance, teamwork, client service and marketing. At Mondrian, the investment management of particular portfolios is not "star manager" based but uses a team system. This means that Mondrian's portfolio managers are primarily assessed on their contribution to the team's effort and results, though with an important element of their assessment being focused on the quality of their individual research contribution.

CHIEF COMPLIANCE OFFICER INDEPENDENT REPORTING LINES--Mondrian's CCO reports to the Chief Operating Officer on a day to day basis. In order to ensure that the CCO has independent access to other senior staff, the CCO also has a formal reporting line to the Chief Executive Officer and the non-executive director who is the Chairman of the Mondrian Compliance Committee.

COMPENSATION.

COMPETITIVE SALARY--All investment professionals are remunerated with a competitive base salary that periodically changes over time.

PROFIT SHARING BONUS POOL--All Mondrian staff, including portfolio managers and senior officers, qualify for participation in an annual profit sharing pool determined by the company's profitability (approximately 30% of profits).

EQUITY OWNERSHIP--Mondrian is majority management-owned. A high proportion of senior Mondrian staff (investment professionals and other support functions) are shareholders in the business.

Incentives (Bonus and Equity Programs) focus on the key areas of research quality, long-term and short-term performance, teamwork, client service and marketing. As an individual's ability to influence these factors depends on that individual's position and seniority within the firm, so the allocation of participation in these programs will reflect this.

At Mondrian, the investment management of particular portfolios is not "star manager" based but uses a team system. This means that Mondrian's investment professionals are primarily assessed on their contribution to the team's effort and results, though with an important element of their assessment being focused on the quality of their individual research contribution.

COMPENSATION COMMITTEE. In determining the amount of bonuses and equity awarded, Mondrian's Board of Directors consults with the company's Compensation Committee, which makes recommendations based on a number of factors including investment research, organization management, team work, client servicing and marketing.

DEFINED CONTRIBUTION PENSION PLAN. All portfolio managers are members of the Mondrian defined contribution pension plan where Mondrian pays a regular monthly contribution and the member may pay additional voluntary contributions if they wish. The plan is governed by trustees who have responsibility for the trust fund and payments of benefits to members. In addition, the plan provides death benefits for death in service and a spouse's or dependant's pension may also be payable.

No element of portfolio manager compensation is based on the performance of individual client accounts.

OWNERSHIP OF FUND SHARES. Mondrian's portfolio managers are permitted to invest in funds that Mondrian manages but they are required to obtain pre-clearance from the Head Trader and the relevant Regional Research Director, as described in more detail in Mondrian's Code of Ethics.

As of July 31, 2006, no Mondrian portfolio manager owned shares in the fund.

J.P. MORGAN INVESTMENT MANAGEMENT INC.

UBS PACE International Equity Investments is managed by J.P. Morgan's International Structured Equity Team. The team is led by Beltran Lastra, Vice President, and the Lead Portfolio Manager in the International Structured Equity Group. An employee since 1996, Mr. Lastra previously worked in Fixed Income Exotic Derivatives Risk Management, before transferring to Asset Management in 1999. Jaco Venter, vice president, is a portfolio manager in the International Structured Equity Group. An employee since 1999, Mr. Venter worked previously as quantitative research analyst. Prior to joining the firm, he worked as a data mining consultant at Amalgamated Banks of South Africa. Mr. Venter has a BSc
(Hons) in mathematical statistics from the University of Free State, South
Africa.

The following tables provide information relating to other accounts managed by Beltran Lastra and Jaco Venter, the fund's portfolio managers, as of July 31, 2006:

BELTRAN LASTRA:


                                               REGISTERED            OTHER POOLED
                                          INVESTMENT COMPANIES   INVESTMENT VEHICLES   OTHER ACCOUNTS
                                          --------------------   -------------------   --------------
Number of Accounts Managed                           1                       3                 4
Number of Accounts Managed
   with Performance-Based Advisory Fees              0                       0                 0
Assets Managed (in millions)                       $26                  $1,152              $914
Assets Managed with Performance-Based
   Advisory Fees (in millions)                       0                       0                 0


JACO VENTER:


                                               REGISTERED            OTHER POOLED
                                          INVESTMENT COMPANIES   INVESTMENT VEHICLES   OTHER ACCOUNTS
                                          --------------------   -------------------   --------------
Number of Accounts Managed                           1                       3                  3
Number of Accounts Managed
   with Performance-Based Advisory Fees              0                       0                  0
Assets Managed (in millions)                       $26                  $1,152             $1,147
Assets Managed with Performance-Based
   Advisory Fees (in millions)


POTENTIAL CONFLICTS OF INTEREST. The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the fund ("Similar Accounts"). Potential conflicts include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing the J.P. Morgan's clients' portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

J.P. Morgan may receive more compensation with respect to certain Similar Accounts than that received with respect to the fund. This may create a potential conflict of interest for J.P. Morgan or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, J.P. Morgan could be viewed as having a conflict of interest to the extent that J.P. Morgan or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in J.P. Morgan's employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as J.P. Morgan may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. J.P. Morgan may be perceived as causing accounts it manages to participate in an offering to increase its overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account.

J.P. Morgan has policies and procedures designed to manage the conflicts described above to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with J.P. Morgan's duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their PRO RATA share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a PRO RATA average price basis, subject to certain limited exceptions. For example, accounts that would receive a DE MINIMIS allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, the adviser may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, J.P. Morgan attempts to mitigate any potential unfairness by basing non-pro rata allocations upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of J.P. Morgan so that fair and equitable allocation will occur over time.

COMPENSATION. J.P. Morgan's portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of J.P. Morgan's business as a whole.

Each portfolio manager's performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager's performance with respect the fund's pre-tax performance is compared to the MSCI EAFE Index, the fund's benchmark index listed in its prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long-term.

Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of a portfolio manager's total award. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

OWNERSHIP OF FUND SHARES. As of July 31, 2006, neither Beltran Lastra nor Jaco Venter owned shares of the fund.

UBS PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS--MONDRIAN INVESTMENTS PARTNERS LIMITED AND GARTMORE GLOBAL PARTNERS

MONDRIAN INVESTMENT PARTNERS LIMITED.

A team of individuals, currently including Robert Akester and Ginny Chong, is primarily responsible for making the day-to-day investment decisions for the fund.

The following tables provide information relating to other accounts managed by Robert Akester and Ginny Chong as of July 31, 2006:

ROBERT AKESTER:


                                              REGISTERED             OTHER POOLED
                                          INVESTMENT COMPANIES   INVESTMENT VEHICLES   OTHER ACCOUNTS
                                          --------------------   -------------------   --------------
Number of Accounts Managed                             3                  0                      6
Number of Accounts Managed
   with Performance-Based Advisory Fees                0                  0                      0
Assets Managed (in millions)                     $126.77                  0                $781.87
Assets Managed with Performance-Based
   Advisory Fees (in millions)                         0                  0                      0


GINNY CHONG:


                                              REGISTERED             OTHER POOLED
                                          INVESTMENT COMPANIES   INVESTMENT VEHICLES   OTHER ACCOUNTS
                                          --------------------   -------------------   --------------
Number of Accounts Managed                       0                        0                     1
Number of Accounts Managed
   with Performance-Based Advisory Fees          0                        0                     0
Assets Managed (in millions)                     0                        0                $56.97
Assets Managed with Performance-Based
   Advisory Fees (in millions)                   0                        0                     0


POTENTIAL CONFLICTS OF INTEREST. Mondrian does not foresee any material conflicts of interest that may arise in the management of this account and any other accounts managed with similar investment guidelines. Mondrian acts solely as an investment manager and does not engage in any other business activities. The following is a list of some potential conflicts of interest that can arise in the course of normal investment management business activities together with a summary of Mondrian's policy in that area:

DEALING IN INVESTMENTS AS PRINCIPAL AND THE PROVISION OF SEED CAPITAL--Mondrian generally does not trade for its own account. However, two Mondrian affiliates have provided the seed capital to certain investment vehicles that have been established by Mondrian group entities. Mondrian serves as the investment manager to these investment vehicles.

DEALING IN INVESTMENTS AS AGENT FOR MORE THAN ONE PARTY--Mondrian manages portfolios for other clients. The key potential conflicts of interest that arise where a firm manages multiple client portfolios are addressed through the operation of policies designed to ensure the fair and equal treatment of all clients (E.G., the allocation of aggregated trades among clients).

ALLOCATION OF INVESTMENT OPPORTUNITIES--Mondrian's policy requires that investment opportunities should be allocated among clients in an equitable manner. For equity portfolios, Mondrian makes stock selection decisions at committee level. Those stocks identified as investment opportunities are added to Mondrian's list of approved stocks ("Stock List"). Portfolios will hold only those stocks contained in the Stock List, and portfolios governed by the same or a similar mandate will be structured similarly (that is, will hold the same or comparable stocks), and will exhibit similar characteristics. For bond portfolios, investment decisions are also committee based, and all bond portfolios governed by the same or a similar mandate are structured in the same way. Sale and purchase opportunities identified at regular investment meetings will be applied to portfolios across the board, subject to the requirements of individual client mandates. Clients with performance-based fees are allocated investment opportunities in the same way as clients whose fees are not performance-based.

ALLOCATION OF AGGREGATED TRADES--Mondrian's policy requires that all allocations must be fair between clients and, to be reasonable in the interests of clients, will generally be made in proportion to the size of the original orders placed. However, where such allocation would create a material adverse effect on a client, an adjustment may be made to the allocation. Where such adjustment is considered appropriate, Mondrian's normal policy will be to adopt a random method of allocation between clients achieved through an automated process. Such allocations should not conflict with any instructions a client may have issued, or with any limitations placed on the degree of discretion the portfolio manager has to act on behalf of the client.

SOFT DOLLAR ARRANGEMENTS--Mondrian does not have any soft dollar arrangements in place with brokers. Mondrian primarily uses client brokerage commissions to pay for the execution of transactions in the client portfolio. As part of that execution service, brokers typically provide proprietary research to their clients as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; and providing information on economic factors and trends. Such services may be used by Mondrian in connection with its investment decision-making process with respect to one or more accounts managed by it, and may or may not be used, or used exclusively, with respect to the account generating the brokerage.

DUAL AGENCY/CROSS TRADE--dual agency (also known as cross trading) concerns those transactions where Mondrian may act as agent for both the buyer and seller. Mondrian may from time to time act as agent for both parties with respect to transactions in investments. If Mondrian proposes to act in such capacity, the portfolio manager will first: (a) obtain approval from the Chief Compliance Officer ("CCO"); and (b) inform the client of the capacity in which Mondrian is acting.

TRANSACTING CLIENT TRADES WITH AN AFFILIATED BROKER--Mondrian does not have any affiliated brokers.

FEES--Mondrian charges fees proportionate to its assets under management. Instead, certain accounts may also be charged performance fees. The potential conflict of interest arising from these fee arrangements is addressed by Mondrian's procedure for the allocation of aggregated trades among clients. Investment opportunities are allocated totally independently of fee arrangements (see "allocation of aggregated trades" above).

PRICING AND VALUATION--To avoid the potential conflict of interest inherent in every valuation where the fund manager is compensated on asset size and/or portfolio performance, Mondrian has adopted and approved policies and procedures specifically identifying the pricing source to be used for specific security types.

PROXY VOTING--Mondrian votes proxies for a number of its clients. Mondrian has a Proxy Voting Policy & Guidelines which details the process it follows to ensure that potential conflicts of interest are correctly managed when exercising that authority.

DIRECTORSHIPS AND EXTERNAL APPOINTMENTS--Before accepting an executive or non-executive directorship or any other appointment in another company, Mondrian employees, including executive directors, must obtain the prior approval of the Managing Director. The CCO must be informed of all such appointments and changes.

EMPLOYEE PERSONAL DEALINGS--Mondrian has arrangements in place to ensure that none of its directors, officers or employees effects any transaction on their own account which conflicts with client interests. These individuals are also prohibited from procuring any other person to enter into such a transaction (except in the proper course of their employment). For the purposes of clarity, this will include, but is not limited to, anyone connected with that individual by reason of a domestic or business relationship (other than as arises solely because that person is a Mondrian client) such that the individual has influence over that person's judgement as to how to invest his property or exercise any rights attaching to his Investments. Mondrian's rules which govern personal account dealing and general ethical standards are set out in the Mondrian Investment Partners Code of Ethics.

GIFTS AND HOSPITALITY (RECEIVED)--In the normal course of business Mondrian employees may receive gifts and hospitality from third parties e.g. brokers and other service providers. Mondrian has a policy which requires that all gifts and hospitality received are reported to the CCO (any items in excess of (pound)100 require pre-approval).

GIFTS AND HOSPITALITY (GIVEN)--In the normal course of business Mondrian employees may provide gifts and hospitality to third parties. Any such expenditure in excess of (pound)200 requires the approval of Mondrian's Managing Director and is reported to the CCO.

COMPENSATION--Mondrian's compensation arrangements are designed to attract and retain high calibre staff. The compensation structure does not provide incentives for any member staff to favour any client (or group of clients). Incentives (bonus and equity programs) focus on the key areas of research quality, long-term and short-term performance, teamwork, client service and marketing. At Mondrian, the investment management of particular portfolios is not "star manager" based but uses a team system. This means that Mondrian's portfolio managers are primarily assessed on their contribution to the team's effort and results, though with an important element of their assessment being focused on the quality of their individual research contribution.

CHIEF COMPLIANCE OFFICER INDEPENDENT REPORTING LINES--Mondrian's CCO reports to the Chief Operating Officer on a day to day basis. In order to ensure that the CCO has independent access to other senior staff, the CCO also has a formal reporting line to the Chief Executive Officer and the non-executive director who is the Chairman of the Mondrian Compliance Committee.

COMPENSATION.

COMPETITIVE SALARY--All investment professionals are remunerated with a competitive base salary.

PROFIT SHARING BONUS POOL--All Mondrian staff, including portfolio managers and senior officers, qualify for participation in an annual profit sharing pool determined by the company's profitability (approximately 30% of profits).

EQUITY OWNERSHIP--Mondrian is majority management-owned. A high proportion of senior Mondrian staff (investment professionals and other support functions) are shareholders in the business.

Incentives (Bonus and Equity Programs) focus on the key areas of research quality, long-term and short-term performance, teamwork, client service and marketing. As an individual's ability to influence these factors depends on that individual's position and seniority within the firm, so the allocation of participation in these programs will reflect this.

At Mondrian, the investment management of particular portfolios is not "star manager" based but uses a team system. This means that Mondrian's investment professionals are primarily assessed on their contribution to the team's effort and results, though with an important element of their assessment being focused on the quality of their individual research contribution.

COMPENSATION COMMITTEE. In determining the amount of bonuses and equity awarded, Mondrian's Board of Directors consults with the company's Compensation Committee, which makes recommendations based on a number of factors including investment research, organization management, team work, client servicing and marketing.

DEFINED CONTRIBUTION PENSION PLAN. All portfolio managers are members of the Mondrian defined contribution pension plan where Mondrian pays a regular monthly contribution and the member may pay additional voluntary contributions if they wish. The plan is governed by trustees who have responsibility for the trust fund and payments of benefits to members. In addition, the plan provides death benefits for death in service and a spouse's or dependant's pension may also be payable.

No element of portfolio manager compensation is based on the performance of individual client accounts.

OWNERSHIP OF FUND SHARES. Mondrian's portfolio managers are permitted to invest in funds that Mondrian manages but they are required to obtain pre-clearance from the Head Trader and the relevant Regional Research Director, as described in more detail in Mondrian's Code of Ethics.

As of July 31, 2006, no Mondrian portfolio manager owned shares in the fund.

GARTMORE GLOBAL PARTNERS.


Gartmore Global Partners ("GGP") takes a team approach to portfolio construction, allowing investors to benefit from the skills of the entire team. Christopher Palmer is the portfolio manager primarily responsible for the day-to-day management of UBS PACE International Emerging Markets Equity Investments.

The following table provides information relating to other accounts managed by Christopher Palmer as of July 31, 2006:



                                              REGISTERED             OTHER POOLED
                                          INVESTMENT COMPANIES   INVESTMENT VEHICLES   OTHER ACCOUNTS
                                          --------------------   -------------------   --------------
Number of Accounts Managed                            4                       9                 1
Number of Accounts Managed
   with Performance-Based Advisory Fees               3                       5                 0
Assets Managed (in millions)                     $758.8                $1,751.3             $46.8
Assets Managed with Performance-Based
   Advisory Fees (in millions)                   $605.7                $1,174.3             $   0

POTENTIAL CONFLICTS OF INTEREST. It is possible that conflicts of interest may arise in connection with the portfolio managers' management of the funds, on the one hand, and other accounts for which the portfolio manager is responsible, on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between the fund and the other accounts, a portfolio manager any take action with respect to another account that differs from the action taken with respect to the fund. In some cases, another account managed by the same portfolio manager may compensate GGP or its affiliate based on the performance of the portfolio held by that account. The existence of such performance-based fees may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his discretion in a manner that he or she believes is equitable to all interested persons. GGP has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

COMPENSATION. GGP uses a compensation structure that is designed to attract and retain high-caliber investment professionals. Portfolio managers are compensated based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of mutual funds and other managed pooled vehicles and managed separate accounts over which they have responsibility versus appropriate peer groups and benchmarks. Portfolio manager compensation is reviewed annually and may be modified at any time, as appropriate, to adjust the factors used to determine bonuses or other compensation components.

Each portfolio manager is paid a base salary that GGP believes is industry-competitive in light of the portfolio manager's experience and responsibility. In addition, each portfolio manager is eligible to receive an annual cash bonus that is derived from both quantitative and non-quantitative factors. Quantitative factors include fund/account performance and the financial performance of GGP or its parent company. The performance of the investment company and other accounts each portfolio manager manages has a paramount impact on such person's compensation. For equity funds, pre-tax performance is measured, on a one year basis, for each of the previous three calendar years, as compared to each such fund's or account's stated benchmark index. Pre-tax investment performance of most fixed income portfolio managers is measured against a fund's stated benchmark over various time periods (E.G., on a one-year or three-year basis etc.). GGP uses the MSCI Emerging Markets Benchmark to measure performance.

Additionally, mutual fund performance is measured against industry peer group rankings, which may provide performance rankings for both shorter periods as well as blended rankings for longer term performance. The peer groups uses to determine compensation levels include: Alliance Capital Management, Cazenove, Citigroup Asset Management, Credit Suisse Asset Management, Deutsche Asset Management, F&C Management, Fidelity International, Goldman Sachs, Henderson Global Investors, HSBC Asset Management, INVESCO Asset Management, J.P. Morgan, Jupiter, Merrill Lynch, Morgan Stanley, Morley Fund Management, Schroders, SG Asset Management, Threadneedle Investments, UBS Global Asset Management and Wellington Management Company, LLP.

GGP uses this dual approach in order to create incentives for portfolio managers to sustain favorable results from one year to the next, and to reward managers for performance that has improved considerably during the recent period. Less significant in annual compensation determinations are subjective factors identified by GGP's chief investment officer or such other managers as may be appropriate.

The bonus determination components apply on an aggregate basis with respect to all accounts managed by a particular portfolio manager, including unregistered pooled investment vehicles and separate investment advisory accounts. The compensation of portfolio managers with other job responsibilities (such as managerial roles, providing analytical support for other accounts, etc.) will include consideration of the scope of such responsibilities and the manager's performance in meeting them. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

Annual bonuses may vary significantly from one year to the next based on all of these factors. High performing portfolio managers may receive annual bonuses that constitute a substantial portion of their respective total compensation.


OWNERSHIP OF FUND SHARES. As of July 31, 2006, the portfolio manager did not own any shares of the fund.


GSAM PORTFOLIO MANAGER INFORMATION

UBS PACE REAL ESTATE SECURITIES INVESTMENTS--GOLDMAN SACHS ASSET MANAGEMENT,
L.P.

Goldman Sachs Asset Management, L.P. ("GSAM") uses a team approach in managing the fund's portfolio. Mark Howard-Johnson and David Kruth oversee the team regarding the management of the fund.


The following table provides information relating to other accounts managed by GSAM's portfolio managers responsible for the day-to-day management of the fund, as of August 31, 2006:


MARK HOWARD-JOHNSON:


                                              REGISTERED             OTHER POOLED
                                          INVESTMENT COMPANIES   INVESTMENT VEHICLES   OTHER ACCOUNTS*
                                          --------------------   -------------------   ---------------
Number of Accounts Managed                            4                    0                   57
Number of Accounts Managed
   with Performance-Based Advisory Fees               0                    0                    4
Assets Managed (in millions)                     $1,928                   $0               $952.3
Assets Managed with Performance-Based
   Advisory Fees (in millions)                        0                    0               $163.4


DAVID KRUTH:


                                              REGISTERED             OTHER POOLED
                                          INVESTMENT COMPANIES   INVESTMENT VEHICLES   OTHER ACCOUNTS*
                                          --------------------   -------------------   ---------------
Number of Accounts Managed                            4                    0                   57
Number of Accounts Managed
   with Performance-Based Advisory Fees               0                    0                    4
Assets Managed (in millions)                     $1,928                    0               $952.3
Assets Managed with Performance-Based
   Advisory Fees (in millions)                        0                    0               $163.4


----------
*    Includes wrap as a single account.

POTENTIAL CONFLICTS OF INTEREST. Goldman Sachs Asset Management, L.P.'s ("GSAM") portfolio managers are often responsible for managing one or more funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

GSAM has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, GSAM has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, GSAM has adopted policies limiting the circumstances under which cross-trades may be effected between a fund and another client account. GSAM conducts periodic reviews of trades for consistency with these policies.

COMPENSATION. GSAM and its Real Estate Securities team's (the "REIT Team") compensation packages for its portfolio managers are comprised of a base salary and performance bonus. The performance bonus is a function of each portfolio manager's individual performance; the REIT Team's total revenues for the past year which is derived from advisory fees; his or her contribution to the overall performance of the strategy; the performance of GSAM; the profitability of Goldman, Sachs & Co.; and anticipated compensation levels among competitor firms. Portfolio managers are rewarded for their ability to outperform a benchmark while managing risk exposure. An individual portfolio manager's compensation depends on his or her contribution to the REIT strategy as well as his or her ability to work as a member of the Team.

The performance bonus for portfolio managers is significantly influenced by the following criteria: (1) overall portfolio performance; (2) consistency of performance across accounts with similar profiles; (3) compliance with risk budgets; and (4) communication with other portfolio managers within the research process. In addition, the following factors involving the overall performance of the REIT Team are also considered when the amount of performance bonus is determined: (1) whether the Team's performance exceeded performance benchmark over a three-year period; (2) whether the Team performed consistently with objectives and client commitments; and (3) whether the Team achieved top tier rankings and ratings.

In addition to base salary and performance bonus, GSAM has a number of additional benefits/deferred compensation programs for all portfolio managers in place including (i) a 401(k) program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman Sachs & Co. makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Portfolio managers may also receive grants of restricted stock units and/or stock options as part of their compensation.

Certain GSAM portfolio managers may also participate in the firm's Partner Compensation Plan, which covers many of the firm's senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman Sachs' overall financial performance.

OWNERSHIP OF FUNDS. Because UBS PACE Real Estate Securities Investments had not commenced operations as of the date of this SAI, none of the fund's portfolio managers owned shares of the fund.

UBS PACE ALTERNATIVE STRATEGIES INVESTMENTS--ANALYTIC INVESTORS, INC. AND WELLINGTON MANAGEMENT COMPANY, LLP

ANALYTIC INVESTORS, INC.


Analytic Investors uses a team approach in managing its portion of the fund's portfolio. A team of investment professionals at Analytic Investors share primary responsibility for the day-to-day portfolio management of the fund. Greg McMurran and Dennis Bein oversee the team regarding the management of the fund.


The following table provides information relating to other accounts managed by Analytic Investors' portfolio managers responsible for the day-to-day management of the fund, as of July 31, 2006:

SCOTT BARKER:


                                        REGISTERED   OTHER POOLED
                                        INVESTMENT    INVESTMENT      OTHER
                                         COMPANIES     VEHICLES     ACCOUNTS
                                        ----------   ------------   --------
Number of Accounts Managed                      5          0              1
Number of Accounts Managed with
   Performance-Based Advisory Fees              0          0              0
Assets Managed (in millions)             $1,141.7          0          $13.7
Assets Managed with Performance-Based
   Advisory Fees (in millions)                  0          0              0


DENNIS BEIN:


                                        REGISTERED   OTHER POOLED
                                        INVESTMENT    INVESTMENT      OTHER
                                         COMPANIES     VEHICLES     ACCOUNTS
                                        ----------   ------------   --------
Number of Accounts Managed                     16            25           23
Number of Accounts Managed with
   Performance-Based Advisory Fees              0            18            7
Assets Managed (in millions)             $2,829.5      $1,578.2     $1,199.9
Assets Managed with Performance-Based
   Advisory Fees (in millions)                  0      $1,026.1     $  438.2


HARINDRA DE SILVA:


                                        REGISTERED   OTHER POOLED
                                        INVESTMENT    INVESTMENT      OTHER
                                         COMPANIES     VEHICLES     ACCOUNTS
                                        ----------   ------------   --------
Number of Accounts Managed                     16            26           25
Number of Accounts Managed with
   Performance-Based Advisory Fees              0            20            8
Assets Managed (in millions)             $2,889.3      $1,894.9     $2,150.1
Assets Managed with Performance-Based
  Advisory Fees (in millions)                   0      $1,315.2     $1,238.2


GREG MCMURRAN:


                                        REGISTERED   OTHER POOLED
                                        INVESTMENT    INVESTMENT      OTHER
                                         COMPANIES     VEHICLES     ACCOUNTS
                                        ----------   ------------   --------
Number of Accounts Managed                      5            3             6
Number of Accounts Managed with
   Performance-Based Advisory Fees              0            2             1
Assets Managed (in millions)             $1,141.7       $395.5      $1,075.9
Assets Managed with Performance-Based
   Advisory Fees (in millions)                  0       $289.1      $  800.0

ROBERT MURDOCK:


                                        REGISTERED   OTHER POOLED
                                        INVESTMENT    INVESTMENT      OTHER
                                         COMPANIES     VEHICLES     ACCOUNTS
                                        ----------   ------------   --------
Number of Accounts Managed                     3             3             5
Number of Accounts Managed with
   Performance-Based Advisory Fees             0             2             1
Assets Managed (in millions)              $998.6        $395.5      $1,062.2
Assets Managed with Performance-Based
   Advisory Fees (in millions)                 0        $289.1      $  800.0


DOUG SAVARESE:


                                        REGISTERED   OTHER POOLED
                                        INVESTMENT    INVESTMENT      OTHER
                                         COMPANIES     VEHICLES     ACCOUNTS
                                        ----------   ------------   --------
Number of Accounts Managed                     3            11            1
Number of Accounts Managed with
   Performance-Based Advisory Fees             0             8            1
Assets Managed (in millions)               $47.6        $731.3        $19.8
Assets Managed with Performance-Based
   Advisory Fees (in millions)                 0        $643.5        $19.8


DAVID KRIDER:


                                        REGISTERED   OTHER POOLED
                                        INVESTMENT    INVESTMENT      OTHER
                                         COMPANIES     VEHICLES     ACCOUNTS
                                        ----------   ------------   --------
Number of Accounts Managed                     2             3          0
Number of Accounts Managed with
   Performance-Based Advisory Fees             0             0          0
Assets Managed (in millions)               $44.7         $71.1          0
Assets Managed with Performance-Based
   Advisory Fees (in millions)                 0             0          0


POTENTIAL CONFLICTS OF INTEREST. Analytic Investors and its officers, employees and beneficial owners shall be free from time to time to acquire, possess, manage, and dispose of securities or other investment assets for their own accounts, for the accounts of their families, for the account of any entity in which they have a beneficial interest or for the accounts of others for whom they may provide investment advisory, brokerage or other services (collectively, "Managed Accounts"), in transactions which may or may not correspond with transactions effected or positions held in the fund. It is understood that when Analytic Investors determines that it would be appropriate for the fund and one or more Managed Accounts to participate in an investment opportunity, Analytic Investors will seek to execute orders for the fund and for such Managed Accounts on a basis which it considers equitable, but that equality of treatment of the fund and other Managed Accounts is not assured. In such situations, Analytic Investors may (but is not be required to) place orders for the fund and each other Managed Account simultaneously and if all such orders are not filled at the same price, Analytic Investors may cause the fund and each Managed Account to pay or receive the average of the prices at which the orders were filled. If all such orders cannot be fully executed under prevailing market conditions, Analytic Investors may allocate the securities traded among the fund and other Managed Accounts in a manner which it considers equitable, taking into account the size of the order placed for the fund and each other Managed Account as well as any other factors which it deems relevant.

Certain of the Managed Accounts that Analytic Investors advises may sell securities short, including securities with respect to which other Managed Accounts hold long positions. The portfolio managers and traders for these Managed Accounts are not separated from the rest of Analytic Investors' investment personnel and therefore have access to full information about Analytic Investors' investment research and the investment decisions and strategies being employed for the Managed Accounts. These Managed Accounts pay Analytic Investors management fees at rates comparable to and in some cases lower than those paid by the fund and other Managed Accounts. Analytic Investors also receives a significant share of any profits earned by certain of the Managed Accounts as incentive compensation. As a result, Analytic Investors may have a conflict between its own interests and the interests of other Analytic Investors investment advisory clients in managing the portfolios of certain of these Managed Accounts.

COMPENSATION. Analytic Investors' compensation structure for professional employees consists of an industry median base salary (based on independent industry information) and an annual discretionary bonus. Bonus amounts are determined using the following factors: the overall success of the firm in terms of profitability; the overall success of the department or team; and an individual's contribution to the team, based on goals established during the performance period. Compensation based on investment strategy performance is not tied to individual account performance, but rather each strategy as a whole. Strategy performance information is based on pre-tax calculations for the prior calendar year. No portfolio manager is directly compensated a portion of an advisory fee based on the performance of a specific account. Members of Analytic Investors' senior management team and investment management professionals may also have a deferred component to their total compensation (with a three-year vesting period) that is invested in the firm's investment products to tie the interests of the individual to the interests of the firm and its clients. Portfolio managers' base salaries are typically reviewed on an annual basis determined by each portfolio manager's anniversary date of employment. Discretionary bonuses are determined annually, upon analysis of information from the prior calendar year.


OWNERSHIP OF FUNDS. As of July 31, 2006, none of the fund's portfolio managers owned shares of the fund.


WELLINGTON MANAGEMENT COMPANY, LLP


Wellington Management uses a team approach in managing its portion of the fund's portfolio. Members of the team include Scott M. Elliott, Evan S. Grace, John R. Roberts and Trond Skramstad.

The following table provides information relating to other accounts managed by Scott M. Elliott, Evan S. Grace, John R. Roberts and Trond Skramstad as of July 31, 2006:


SCOTT M. ELLIOTT:


                                        REGISTERED   OTHER POOLED
                                        INVESTMENT    INVESTMENT      OTHER
                                         COMPANIES     VEHICLES     ACCOUNTS
                                        ----------   ------------   --------
Number of Accounts Managed                     3             13           35
Number of Accounts Managed with
   Performance-Based Advisory Fees             0              0            8
Assets Managed (in millions)              $452.8       $6,195.4     $2,882.9
Assets Managed with Performance-Based
   Advisory Fees (in millions)                 0              0       $544.7

EVAN S. GRACE:


                                        REGISTERED   OTHER POOLED
                                        INVESTMENT    INVESTMENT      OTHER
                                         COMPANIES     VEHICLES     ACCOUNTS
                                        ----------   ------------   --------
Number of Accounts Managed                     3             4            34
Number of Accounts Managed with
   Performance-Based Advisory Fees             0             0             8
Assets Managed (in millions)*             $452.8        $682.7      $2,491.7
Assets Managed with Performance-Based
   Advisory Fees (in millions)*                0             0        $544.7


----------


* Assets are the total net assets of the registered investment companies, other pooled investment vehicles, and other accounts to which Mr. Grace provides asset allocation services.



JOHN R. ROBERTS:



                                        REGISTERED   OTHER POOLED
                                        INVESTMENT    INVESTMENT      OTHER
                                         COMPANIES     VEHICLES     ACCOUNTS
                                        ----------   ------------   --------
Number of Accounts Managed                     1             6           17
Number of Accounts Managed with
   Performance-Based Advisory Fees             0             1            1
Assets Managed (in millions)               $20.8        $137.3       $732.1
Assets Managed with Performance-Based
   Advisory Fees (in millions)                 0         $27.9       $276.6



TROND SKRAMSTAD:



                                        REGISTERED   OTHER POOLED
                                        INVESTMENT    INVESTMENT      OTHER
                                         COMPANIES     VEHICLES     ACCOUNTS
                                        ----------   ------------   --------
Number of Accounts Managed                     4             8            29
Number of Accounts Managed with
   Performance-Based Advisory Fees             0             2             4
Assets Managed (in millions)              $2,106        $371.7      $2,154.9
Assets Managed with Performance-Based
   Advisory Fees (in millions)                 0         $65.4          $580


POTENTIAL CONFLICTS OF INTEREST. Individual investment professionals at Wellington Management manage multiple portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations), bank common trust accounts, and hedge funds.


Scott M. Elliott, Evan S. Grace, John R. Roberts and Trond Skramstad are primarily responsible for the day-to-day management of the fund ("investment professionals"), and generally manage portfolios that have several different investment styles. These portfolios may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the fund. The investment professionals make investment decisions for the fund based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that portfolio. Consequently, the investment professionals may purchase or sell securities, including IPOs, for one portfolio and not another portfolio, and the performance of securities purchased for the fund may vary from the performance of securities purchased for other portfolios.

The investment professionals or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the fund, or make investment decisions that are similar to those made for the fund, both of which have the potential to adversely impact the fund, depending on market conditions. For example, the investment professionals may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees paid by the fund to Wellington Management. Because incentive payments are tied to revenues earned by Wellington Management, and where noted, to the performance achieved by the manager in each account, the incentives associated with any given fund may be significantly higher or lower than those associated with other accounts managed by a given investment professional. Finally, the investment professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management's goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts of interest associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary fund guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of investment professionals. Although Wellington Management does not track the time an investment professional spends on a single portfolio, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional's various client mandates.


COMPENSATION. The fund pays Wellington Management a fee based on the assets under management of the fund as set forth in the Sub-Advisory Agreement between Wellington Management and UBS Global AM on behalf of the fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the fund. The following information relates to the fiscal year ended July 31, 2006.

Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management's compensation of the investment professionals includes a base salary and incentive components. The base salary for each investment professional who is a partner of Wellington Management is determined by the Managing Partners of the firm. A partner's base salary is generally a fixed amount that may change as a result of an annual review. The base salaries for the other investment professionals are determined by their experience and performance in their respective roles. Base salaries for employees are reviewed annually and may be adjusted based on the recommendation of their business manager, using guidelines established by Wellington Management's Compensation Committee, which has final oversight responsibility for base salaries for employees of the firm.


Each investment professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the fund and generally each other portfolio managed by such investment professionals. Each investment professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the fund and generally each other portfolio managed by such investment professional. Messrs. Elliot and Skramstad's incentive payments relating to the fund are linked to the gross pre-tax performance of the fund compared to the Consumer Price Index and the MSCI World Index, respectively, over one- and three-year periods, with an emphasis on the three-year results. The other investment professionals' incentive payments are based solely on the revenues earned by Wellington Management and have no additional performance link. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other portfolios managed by the investment professionals, including portfolios with performance fees. Portfolio-based incentives across all portfolios managed by an investment professional can, and typically do, represent a significant portion of an investment professional's overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year.

The investment professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management's business operations. Senior management may reward individuals as it deems appropriate based on factors other than portfolio performance. Each partner of Wellington Management is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula, as a partner of the firm. Messrs. Elliott and Skramstad are partners of the firm.

OWNERSHIP OF FUNDS. As of July 31, 2006, none of the fund's investment professionals owned shares of the fund.

Portfolio transactions


Decisions to buy and sell securities for a fund (other than UBS PACE Money Market Investments) are made by the fund's investment advisor(s), subject to the overall review of UBS Global AM and the board of trustees. Decisions to buy and sell securities for UBS PACE Money Market Investments are made by UBS Global AM as that fund's investment advisor, subject to the overall review of the board of trustees. Although investment decisions for a fund are made independently from those of the other accounts managed by its investment advisor, investments of the type that the fund may make also may be made by those other accounts. When a fund and one or more other accounts managed by its investment advisor are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the investment advisor to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by a fund or the size of the position obtained or disposed of by a fund.

Transactions on US stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. When no stated commission applies to securities traded in US over-the-counter markets, the prices of those securities often include undisclosed commissions or mark-ups. The cost of securities purchased from underwriters include an underwriting commission or concession and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. US government securities generally are purchased from underwriters or dealers, although certain newly issued US government securities may be purchased directly from the US Treasury or from the issuing agency or instrumentality.

For the periods indicated, the funds paid (other than UBS PACE Real Estate Securities Investments, which is expected to commence operations on or about November 30, 2006) the brokerage commissions set forth below:



                                                                  TOTAL BROKERAGE COMMISSIONS
                                                                  FISCAL YEAR ENDED JULY 31,
                                                             ------------------------------------
FUND                                                            2006         2005         2004
----                                                         ----------   ----------   ----------
UBS PACE Money Market Investments.                           $        0   $        0   $        0
UBS PACE Government Securities Fixed Income Investments           5,980        9,202            0
UBS PACE Intermediate Fixed Income Investments                        0        1,305            0
UBS PACE Strategic Fixed Income Investments                       4,668        2,123        3,275
UBS PACE Municipal Fixed Income Investments                           0            0            0
UBS PACE Global Fixed Income Investments                              0          268          449
UBS PACE High Yield Investments                                       0          N/A          N/A
UBS PACE Large Co Value Equity Investments                    2,013,744    1,606,923    1,712,358
UBS PACE Large Co Growth Equity Investments                     925,181    1,102,873    1,221,731
UBS PACE Small/Medium Co Value Equity Investments               694,885      721,819      487,254
UBS PACE Small/Medium Co Growth Equity Investments            1,378,900      773,192    1,221,347
UBS PACE International Equity Investments                     1,393,257    1,063,848    1,291,563
UBS PACE International Emerging Markets Equity Investments    1,443,656    1,194,048    1,029,976
UBS PACE Alternative Strategies Investments                      41,758          N/A          N/A


The funds have no obligation to deal with any broker or group of brokers in the execution of portfolio transactions. The funds contemplate that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through affiliates of the investment advisor and UBS Global AM, including UBS Financial Services Inc. The board has adopted procedures in conformity with Rule 17e-1 under the Investment Company Act to ensure that all brokerage commissions paid to any affiliated broker are reasonable and fair. Specific provisions in the Management and Administration Agreement and Advisory Agreements authorize UBS Global AM and any of its affiliates that is a member of a national securities exchange, to effect portfolio transactions for the funds on such exchange and to retain compensation in connection with such transactions. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations.

During the fiscal years indicated, the funds (other than UBS PACE Real Estate Securities Invesments, which had not yet commenced operations) paid brokerage commissions to UBS Financial Services Inc. or a brokerage affiliate of an investment advisor as follows.

                                                               FOR THE FISCAL YEAR ENDED
                                                             ----------------------------
FUND                                                           2006       2005      2004
----                                                         --------   -------   -------
UBS PACE Money Market Investments                            $      0   $     0   $     0
UBS PACE Government Securities Fixed Income Investments             0         0         0
UBS PACE Intermediate Fixed Income Investments                      0         0         0
UBS PACE Strategic Fixed Income Investments                         0         0         0
UBS PACE Municipal Fixed Income Investments                         0         0         0
UBS PACE Global Fixed Income Investments                            0         0         0
UBS PACE High Yield Investments                                     0       N/A       N/A
UBS PACE Large Co Value Equity Investments                     18,137    53,454    37,172
UBS PACE Large Co Growth Equity Investments                         0    19,986    46,246
UBS PACE Small/Medium Co Value Equity Investments                 460         0         0
UBS PACE Small/Medium Co Growth Equity Investments                  0         0         0
UBS PACE International Equity Investments                         660         0    22,465
UBS PACE International Emerging Markets Equity Investments    203,806    47,246    77,094
UBS PACE Alternative Strategies Investments                        86       N/A       N/A

More information about brokerage commissions paid to affiliates of UBS Financial Services Inc. or a brokerage affiliate of an investment advisor during the fiscal year ended July 31, 2006 is set forth below:


- UBS PACE Large Co Value Equity Investments paid $18,137 in brokerage commissions to UBS Securities LLC. These brokerage commissions represented 0.90% of the total brokerage commissions paid by the fund during the fiscal year and 0.95% of the dollar amount of transactions involving the payment of brokerage commissions.

- UBS PACE Small/Medium Co Value Equity Investments paid $460 in brokerage commissions to UBS Securities LLC. These brokerage commissions represented 0.07% of the total brokerage commissions paid by the fund during the fiscal year and 0.04% of the dollar amount of transactions involving the payment of brokerage commissions.

- UBS PACE International Equity Investments paid $660 in brokerage commissions to UBS AG. These brokerage commissions represented 0.05% of the total brokerage commissions paid by the fund during the fiscal year and 0.06% of the dollar amount of transactions involving the payment of brokerage commissions.

- UBS PACE International Emerging Markets Equity Investments paid $105,163 in brokerage commissions to UBS Warburg LLC and $98,643 to UBS AG. These brokerage commissions represented 7.28% and 6.83%, respectively, of the total brokerage commissions paid by the fund during the fiscal year and 7.33% and 7.11%, respectively, of the dollar amount of transactions involving the payment of brokerage commissions.



- UBS PACE Alternative Strategies Investments paid $58 in brokerage commissions to UBS AG and $28 in brokerage commissions to UBS Securities LLC. These brokerage commissions represent 0.14% and 0.07%, respectively, of the total brokerage commissions paid by the fund for the period April 3, 2006 (commencement of operations) through July 31, 2006 and 0.03% and 0.02% respectively, of the dollar amount of transactions involving the payment of brokerage commissions.


Transactions in futures contracts are executed through futures commission merchants ("FCMs") who receive brokerage commissions for their services. The funds' procedures in selecting FCMs to execute transactions in futures contracts, including procedures permitting the use of affiliates of UBS Global AM and the investment advisor, are similar to those in effect with respect to brokerage transactions in securities.

In selecting brokers for a fund, its investment advisor will consider the full range and quality of a broker's services. Consistent with the interests of the funds and subject to the review of the board, UBS Global AM or the applicable investment advisor may cause a fund to purchase and sell portfolio securities through brokers that provide UBS Global AM or the investment advisor with brokerage or research services. The funds may pay those brokers a higher commission than may be charged by other brokers, provided that UBS Global AM or the investment advisor, as applicable, determines in good faith that the commission is reasonable in terms either of that particular transaction or of the overall responsibility of UBS Global AM or the investment advisor to that fund and its other clients.

Research services obtained from brokers may include written reports, pricing and appraisal services, analysis of issues raised in proxy statements, educational seminars, subscriptions, portfolio attribution and monitoring services, and computer hardware, software and access charges which are directly related to investment research. Research services may be received in the form of written reports, online services, telephone contacts and personal meetings with securities analysts, economists, corporate and industry spokespersons and government representatives.

For the fiscal year ended July 31, 2006, the funds (other than UBS PACE Real Estate Securities Investments, which had not yet commenced operations) directed portfolio transactions to brokers chosen because they provide research and analysis as indicated below, for which the funds paid the following in brokerage commissions:


                                                             AMOUNT OF PORTFOLIO       BROKERAGE
FUND                                                             TRANSACTIONS      COMMISSIONS PAID
----                                                         -------------------   ----------------
UBS PACE Money Market Investments                                           --                 --
UBS PACE Government Securities Fixed Income Investments                     --                 --
UBS PACE Intermediate Fixed Income Investments                              --                 --
UBS PACE Strategic Fixed Income Investments                                 --                 --
UBS PACE Municipal Fixed Income Investments                                 --                 --
UBS PACE Global Fixed Income Investments                                    --                 --
UBS PACE High Yield Investments                                             --                 --
UBS PACE Large Co Value Equity Investments                     $912,806,833.75        $799,560.85
UBS PACE Large Co Growth Equity Investments                      31,751,567.00          30,046.00
UBS PACE Small/Medium Co Value Equity Investments                58,564,516.15          95,957.89
UBS PACE Small/Medium Co Growth Equity Investments                1,373,505.00          53,921.20
UBS PACE International Equity Investments                        54,706,412.59          99,026.11
UBS PACE International Emerging Markets Equity Investments       26,835,850.68          72,188.76
UBS PACE Alternative Strategies Investments                      21,639,129.00          11,744.00


For purchases or sales with broker-dealer firms that act as principal, UBS Global AM or a fund's investment advisor seeks best execution. Although UBS Global AM or a fund's investment advisor may receive certain research or execution services in connection with the transactions, it will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid if no weight was attributed to the services provided by the executing dealer. UBS Global AM or a fund's investment advisor may engage in agency transactions in over-the-counter equity and debt securities in return for research and execution services. These transactions are entered into only pursuant to procedures that are designed to ensure that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services.

Research services and information received from brokers or dealers are supplemental to the research efforts of UBS Global AM and a fund's investment advisor and, when utilized, are subject to internal analysis before being incorporated into their investment processes. Information and research services furnished by brokers or dealers through which or with which a fund effects securities transactions may be used by UBS Global AM or the fund's investment advisor in advising other funds or accounts and, conversely, research services furnished to UBS Global AM or a fund's investment advisor by brokers or dealers in connection with other funds or accounts that either of them advises may be used in advising a fund.

UBS Global AM and the applicable investment advisor may, subject to best execution, allocate brokerage transactions to Lynch, Jones & Ryan, Inc. ("LJR"), a wholly-owned broker-dealer subsidiary of BNY Brokerage Inc. LJR has entered into arrangements with UBS Global AM on behalf of each fund pursuant to which LJR has agreed to rebate a portion of the brokerage commissions or spread paid by the fund with respect to brokerage transactions executed through LJR or another brokerage firm that participates in LJR's trading network. These rebates will be paid directly to the fund. Currently, LJR is the only broker with whom the funds trade that has agreed to participate in a commission recapture program.

Investment decisions for a fund and for other investment accounts managed by UBS Global AM or the applicable investment advisor are made independently of each other in light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for a fund and one or more accounts. In those cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between that fund and the other account(s) as to amount in a manner deemed equitable to the fund and the other account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a fund is concerned, or upon its ability to complete its entire order, in other cases it is believed that simultaneous transactions and the ability to participate in volume transactions will benefit the fund.

The funds will not purchase securities that are offered in underwritings in which an affiliate of the investment advisor or UBS Global AM is a member of the underwriting or selling group, except pursuant to procedures adopted by the board pursuant to Rule 10f-3 under the Investment Company Act. Among other things, these procedures require that the spread or commission paid in connection with such a purchase be reasonable and fair, the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offering and that no affiliate of the investment advisor or UBS Global AM participate in or benefit from the sale to the funds.


As of July 31, 2006, the funds (other than UBS PACE Real Estate Securities Investments, which had not yet commenced operations as of that date) owned securities issued by their regular broker-dealers or certain entities that may be deemed affiliates (as defined in Rule 10b-1 under the Investment Company Act) as follows:

UBS PACE MONEY MARKET INVESTMENTS



ISSUER                                              TYPE OF SECURITY                        VALUE
------                                              ----------------                        -----
Bank of America Corp.                               Commercial paper                      $7,000,000
Bank of America N.A                                 Bank note                              2,000,000
Citigroup Global Markets Holdings, Inc.             Short-term corporate obligation        3,002,823
Credit Suisse First Boston                          Commercial paper                       2,968,675
Deutsche Bank AG                                    Certificate of deposit                 5,000,000
Morgan Stanley                                      Commercial paper                       3,000,000
State Street Bank & Trust Co.                       Repurchase agreement                     327,000



UBS PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS



ISSUER                                              TYPE OF SECURITY                        VALUE
------                                              ----------------                        -----
Bank of America Corp.                               Commercial paper                     $14,607,754
Citibank N.A                                        Certificate of deposit                12,000,000
Credit Suisse                                       Repurchase agreement                  19,900,000
State Street Bank & Trust Co.                       Repurchase agreement                   4,566,000



UBS PACE INTERMEDIATE FIXED INCOME INVESTMENTS



ISSUER                                              TYPE OF SECURITY                        VALUE
------                                              ----------------                        -----
Banc of America Commercial Mortgage, Inc.           Collateralized mortgage obligation   $ 6,831,151
Bank of America Corp.                               Corporate note                         4,698,586
Barclays Bank PLC                                   Corporate note                           497,035
Barclays Bank PLC                                   Repurchase agreement                   4,000,000
Chase Commercial Mortgage Securities Corp.          Collateralized mortgage obligation     2,096,803
Chase Credit Card Master Trust                      Collateralized mortgage obligation     3,808,748
Chase Issuance Trust                                Collateralized mortgage obligation     2,728,492
Chase Manhattan Auto Owner Trust                    Collateralized mortgage obligation     3,200,023

ISSUER                                              TYPE OF SECURITY                        VALUE
------                                              ----------------                        -----
Citibank Credit Card Issuance Trust                 Collateralized mortgage obligation    16,956,778
Citigroup, Inc.                                     Corporate note                         4,587,573
CS First Boston Mortgage Securities Corp.           Collateralized mortgage obligation   $ 2,735,894
Deutsche Bank AG NY                                 Corporate note                           811,800
Deutsche Bank Securities, Inc.                      Repurchase agreement                   5,000,000
Goldman Sachs Group, Inc.                           Corporate note                         3,828,398
Goldman Sachs Mortgage Securities Corp.             Collateralized mortgage obligation       655,561
J.P. Morgan Chase & Co.                             Corporate note                         1,497,298
J.P. Morgan Chase Commercial Mortgage Securities    Collateralized mortgage obligation     1,997,929
J.P. Morgan Mortgage Trust                          Collateralized mortgage obligation     3,853,504
Lehman Brothers Commercial Conduit Mortgage Trust   Collateralized mortgage obligation     5,839,321
Lehman Brothers Holdings, Inc.                      Corporate note                         2,238,664
Morgan Stanley                                      Corporate note                         7,066,999
Morgan Stanley Captial I                            Collateralized mortgage obligation     5,142,682
State Street Bank & Trust Co.                       Repurchase agreement                      91,000
State Street Corp.                                  Corporate note                           369,032



UBS PACE STRATEGIC FIXED INCOME INVESTMENTS



ISSUER                                              TYPE OF SECURITY                        VALUE
------                                              ----------------                        -----
Banc of America Funding Corp.                       Collateralized mortgage obligation   $ 7,254,000
Bank of America Corp.                               Corporate note                         2,799,437
Bank of America Mortgage Securities, Inc.           Collateralized mortgage obligation        15,884
Barclays Bank PLC                                   Repurchase agreement                     500,000
Barclays US Funding Corp.                           Commercial paper                      15,300,605
Citicorp Mortgage Securities, Inc.                  Collateralized mortgage obligation       328,089
Citigroup Mortgage Loan Trust, Inc.                 Collateralized mortgage obligation     7,581,237
Citigroup, Inc.                                     Corporate note                         1,900,957
Goldman Sachs Group, Inc.                           Corporate note                         2,888,308
Lehman Brothers                                     Repurchase agreement                  10,000,000
Lehman Brothers Holdings, Inc.                      Corporate note                         2,601,828
Lehman Brothers Mortgage Trust                      Collateralized mortgage obligation     1,488,411
Morgan Stanley ABS Capital I                        Asset-backed security                  5,180,488
State Street Bank & Trust Co.                       Repurchase agreement                   3,803,000



UBS PACE MUNICIPAL FIXED INCOME INVESTMENTS: NONE

UBS PACE GLOBAL FIXED INCOME INVESTMENTS



ISSUER                                              TYPE OF SECURITY                        VALUE
------                                              ----------------                        -----
Banc of America Commercial Mortgage, Inc.           Long-term global debt security       $ 1,490,789
Barclays Bank PLC                                   Long-term global debt security         3,587,589
Citigroup, Inc.                                     Long-term global debt security         2,100,941
Credit Suisse Group Finance                         Long-term global debt security           786,582
Goldman Sachs Group, Inc.                           Long-term global debt security           912,437
GS Mortgage Securities Corp.                        Long-term global debt security         1,186,652
State Street Bank & Trust Co.                       Repurchase agreement                  35,953,000

UBS PACE HIGH YIELD INVESTMENTS

ISSUER                                              TYPE OF SECURITY                        VALUE
------                                              ----------------                        -----
State Street Bank & Trust Co.                       Repurchase agreement                 $ 1,763,000

UBS PACE LARGE CO VALUE EQUITY INVESTMENTS

ISSUER                                              TYPE OF SECURITY                        VALUE
------                                              ----------------                        -----
Bank of America Corp.                               Common stock                         $62,562,573
Barclays Bank PLC                                   Repurchase agreement                  75,000,000
Citigroup, Inc.                                     Common stock                          58,474,376
Deutsche Bank Securities, Inc.                      Repurchase agreement                  70,000,000
J.P. Morgan Chase & Co.                             Common stock                          49,386,843
Lehman Brothers Holdings, Inc.                      Common stock                           4,669,905
Morgan Stanley & Co.                                Common stock                           9,243,500
State Street Bank & Trust Co.                       Repurchase agreement                  17,615,000



UBS PACE LARGE CO GROWTH EQUITY INVESTMENTS



ISSUER                                              TYPE OF SECURITY                        VALUE
------                                              ----------------                        -----
Barclays Bank PLC                                   Repurchase agreement                 $35,885,263
Citigroup, Inc.                                     Common stock                           4,903,465
Deutsche Bank Securities, Inc.                      Repurchase agreement                  50,000,000
Goldman Sachs Group, Inc.                           Common stock                          19,632,805
Lehman Brothers Holdings, Inc.                      Common stock                          10,179,094
State Street Bank & Trust Co.                       Repurchase agreement                  55,519,000
State Street Corp.                                  Common stock                          16,078,362



UBS PACE SMALL/MEDIUM CO VALUE EQUITY INVESTMENTS



ISSUER                                              TYPE OF SECURITY                        VALUE
------                                              ----------------                        -----
Barclays Bank PLC                                   Repurchase agreement                 $27,000,000
Deutsche Bank Securities, Inc.                      Repurchase agreement                  25,000,000
State Street Bank & Trust Co.                       Repurchase agreement                  14,378,000



UBS PACE SMALL/MEDIUM CO GROWTH EQUITY INVESTMENTS



ISSUER                                              TYPE OF SECURITY                        VALUE
------                                              ----------------                        -----
Barclays Bank PLC                                   Repurchase agreement                 $13,000,000
Deutsche Bank Securities, Inc.                      Repurchase agreement                  13,000,000
State Street Bank & Trust Co.                       Repurchase agreement                  23,940,000



UBS PACE INTERNATIONAL EQUITY INVESTMENTS



ISSUER                                              TYPE OF SECURITY                        VALUE
------                                              ----------------                        -----
Barclays Bank PLC                                   Repurchase agreement                 $ 5,000,000
Barclays PLC                                        Common stock                           4,637,572
Credit Suisse Group                                 Common stock                          13,919,321
Deutsche Bank AG                                    Common stock                           3,138,414
Deutsche Bank Securities, Inc.                      Repurchase agreement                  15,000,000
State Street Bank & Trust Co.                       Repurchase agreement                  21,258,000



UBS PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS



ISSUER                                              TYPE OF SECURITY                        VALUE
------                                              ----------------                        -----
Barclays Bank PLC                                   Repurchase agreement                 $ 4,000,000
Deutsche Bank Securities Inc.                       Repurchase agreement                   7,000,000
State Street Bank & Trust Co.                       Repurchase agreement                   5,296,000

UBS PACE ALTERNATIVE STRATEGIES INVESTMENTS



ISSUER                                              TYPE OF SECURITY                        VALUE
------                                              ----------------                        -----
Bank of America Corp.                               Common stock                         $   159,743
Barclays PLC                                        Common stock                               8,528
Credit Suisse Group                                 Common stock                             109,934
Goldman Sachs Group, Inc.                           Common stock                             827,141
Lehman Brothers Holdings, Inc.                      Common stock                             370,865
Morgan Stanley                                      Common stock                             719,996
State Street Bank & Trust Co.                       Repurchase agreement                   8,067,000


PORTFOLIO TURNOVER. UBS PACE Money Market Investments may attempt to increase yields by trading to take advantage of short-term market variations, which results in high portfolio turnover. Because purchases and sales of money market instruments are usually effected as principal transactions, this policy does not result in high brokerage commissions to the fund. None of the funds will consider the portfolio turnover rate as a limiting factor in making investment decisions.

Portfolio turnover rates may vary greatly from year to year as well as within a particular year and may be affected by cash requirements for redemptions of a fund's shares as well as by requirements that enable the fund to receive favorable tax treatment. Each fund's portfolio turnover rate is calculated by dividing the lesser of the fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities were one year or less at the time of acquisition) by the monthly average value of the securities in the fund's portfolio during the year.


The following table sets forth the portfolio turnover rates for each fund except for UBS PACE Real Estate Securities Investments, which had not yet commenced operations for the fiscal years indicated:



                                                                PORTFOLIO TURNOVER RATES
                                                             -----------------------------
                                                              FISCAL YEAR     FISCAL YEAR
                                                                 ENDED           ENDED
FUND                                                         JULY 31, 2006   JULY 31, 2005
----                                                         -------------   -------------
UBS PACE Money Market Investments                                 N/A             N/A
UBS PACE Government Securities Fixed Income Investments           575%            665%
UBS PACE Intermediate Fixed Income Investments                    349%            221%
UBS PACE Strategic Fixed Income Investments                       196%            147%
UBS PACE Municipal Fixed Income Investments                        27%             35%
UBS PACE Global Fixed Income Investments                          175%            260%
UBS PACE High Yield Investments*                                   39%             --
UBS PACE Large Co Value Equity Investments                         95%             74%
UBS PACE Large Co Growth Equity Investments                        64%             79%
UBS PACE Small/Medium Co Value Equity Investments                  81%             55%
UBS PACE Small/Medium Co Growth Equity Investments                134%             60%
UBS PACE International Equity Investments                          52%             39%
UBS PACE International Emerging Markets Equity Investments         84%            119%
UBS PACE Alternative Strategies Investments*                       54%             --


----------
* UBS PACE High Yield Investments and UBS PACE Alternative Strategies Investments commenced operations on April 3, 2006.

Reduced sales charges, additional purchase, exchange and redemption information and other services


ADDITIONAL INFORMATION REGARDING PURCHASES THROUGH LETTER OF INTENT

To the extent that an investor purchases less than the dollar amount indicated on the Letter of Intent within the 13-month period, the sales charge will be adjusted upward for the entire amount purchased at the end of the 13-month period. This adjustment will be made by redeeming shares first from amounts held in escrow, and then from the account to cover the additional sales charge, the proceeds of which will be paid to the investor's financial advisor and UBS Global AM, as applicable, in accordance with the prospectus.

Letters of Intent are not available for certain employee benefit plans.

WAIVERS OF SALES CHARGES--CLASS A SHARES. The following additional sales charge waivers are available for Class A shares if you:

- Acquire shares in connection with shares purchased by UBS Global AM or any affiliate on behalf of a discretionary advisory client.

- Acquire shares in connection with a reorganization pursuant to which a fund acquires substantially all of the assets and liabilities of another fund in exchange solely for shares of the acquiring fund; or

- Acquire shares in connection with the disposition of proceeds from the sale of shares of Managed High Yield Plus Fund Inc. that were acquired during that fund's initial public offering of shares and that meet certain other conditions described in its prospectus.

REINSTATEMENT PRIVILEGE--CLASS A SHARES. Shareholders who have redeemed Class A shares of a fund may reinstate their account without a sales charge by notifying the transfer agent, PFPC Inc. ("PFPC"), of such desire and forwarding a check for the amount to be purchased within 365 days after the date of redemption. The reinstatement will be made at the net asset value per share next computed after the notice of reinstatement and check are received. The amount of a purchase under this reinstatement privilege cannot exceed the amount of the redemption proceeds. Gain on a redemption is taxable regardless of whether the reinstatement privilege is exercised, although a loss arising out of a redemption will not be deductible to the extent the reinstatement privilege is exercised within 30 days after redemption, in which event an adjustment will be made to the shareholder's tax basis in shares acquired pursuant to the reinstatement privilege. Gain or loss on a redemption also will be readjusted for federal income tax purposes by the amount of any sales charge paid on Class A shares, under the circumstances. See "Taxes" below.

PAYMENTS BY UBS GLOBAL AM--CLASS B SHARES. For purchases of Class B shares in amounts less than $100,000, your broker is paid an up-front commission equal to 4% of the amount sold. For purchases of Class B shares in amounts of $100,000 up to $249,999, your broker is paid an up-front commission of 3.25%, and for purchases in amounts of $250,000 to $499,999, your broker is paid an up-front commission equal to 2.5% of the amount sold. For purchases of Class B shares in amounts of $500,000 to $999,999, your broker is paid an up-front commission equal to 1.75% of the amount sold.


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PAYMENTS BY UBS GLOBAL AM--CLASS Y SHARES. Class Y shares are sold without sales charges and do not pay ongoing 12b-1 distribution or service fees. As principal underwriter of the Class Y shares, UBS Global AM (US) may, from time to time, make payments out of its own resources to dealers who sell Class Y shares of the Family Funds ("Family Funds" include other UBS PACE Select funds, UBS funds and other funds for which UBS Global AM (US) serves as principal underwriter) to shareholders.

ADDITIONAL EXCHANGE AND REDEMPTION INFORMATION. As discussed in the Prospectus, eligible shares of a fund may be exchanged for shares of the corresponding class of other Family Funds. Class P and Class Y shares are not eligible for exchange. Shareholders will receive at least 60 days' notice of any termination or material modification of the exchange offer, except no notice need be given if, under extraordinary circumstances, either redemptions are suspended under the circumstances described below or a fund temporarily delays or ceases the sales of its shares because it is unable to invest amounts effectively in accordance with the fund's investment objective, policies and restrictions.

If conditions exist that make cash payments undesirable, each fund reserves the right to honor any request for redemption by making payment in whole or in part in securities chosen by the fund and valued in the same way as they would be valued for purposes of computing the fund's net asset value. Any such redemption in kind will be made with readily marketable securities, to the extent available. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities into cash. Each fund has elected, however, to be governed by Rule 18f-1 under the Investment Company Act, under which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for one shareholder. This election is irrevocable unless the SEC permits its withdrawal.

The funds may suspend redemption privileges or postpone the date of payment during any period (1) when the NYSE is closed or trading on the NYSE is restricted as determined by the SEC, (2) when an emergency exists, as a result of which (a) disposal by the fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for such fund fairly to determine the value of its net assets, or (3) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of a fund's portfolio at the time.

FINANCIAL INSTITUTIONS. A fund may authorize financial institutions or their delegates or agents to accept on its behalf purchase and redemption orders that are in "good form" in accordance with the policies of those institutions. A fund will be deemed to have received these purchase and redemption orders when an institution or its delegate or agent accepts them. Like all customer orders, these orders will be priced based on the fund's net asset value next computed after receipt of the order by the financial institutions or their delegates or agents. Financial Institutions may include retirement plan service providers who aggregate purchase and redemption instructions received from numerous retirement plans or plan participants.

AUTOMATIC INVESTMENT PLAN--CLASS A, CLASS B, CLASS C AND CLASS P SHARES. UBS Global AM or your financial advisor may offer an automatic investment plan with a minimum initial investment of $1,000 through which a fund will deduct $50 or more on a monthly, quarterly, semi-annual or annual basis from the investor's bank account to invest directly in the funds' Class A, Class B or Class C shares. For Class P shares, an automatic investment plan is available to certain shareholders who may authorize UBS Financial Services Inc. to place a purchase order each month or quarter for fund shares in an amount not less than $500 per month or quarter.


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For Class P shareholders, the purchase price is paid automatically from cash held in the shareholder's UBS Financial Services Inc. brokerage account through the automatic redemption of the shareholder's shares of a UBS Financial Services Inc. money market fund or from another source or through the liquidation of other securities held in the investor's UBS Financial Services Inc. brokerage account. If the PACE Program assets are held in a UBS Financial Services Inc. Resource Management Account(R) ("RMA(R)") account, the shareholder may arrange for preauthorized automatic fund transfer on a regular basis, from the shareholder's bank account to the shareholder's RMA account. Shareholders may utilize this service in conjunction with the automatic investment plan to facilitate regular UBS PACE investments. This automatic fund transfer service, however, is not available for retirement plan shareholders. For participants in the PACE(SM) Multi Advisor Program, amounts invested through the automatic investment plan will be invested in accordance with the participant's benchmark allocation. If sufficient funds are not available in the participant's account on the trade date to purchase the full amount specified by the participant, no purchase will be made.

In addition to providing a convenient and disciplined manner of investing, participation in an automatic investment plan enables an investor to use the technique of "dollar cost averaging." When a shareholder invests the same amount each month, the shareholder will purchase more shares when a fund's net asset value per share is low and fewer shares when the net asset value per share is high. Using this technique, a shareholder's average purchase price per share over any given period will usually be lower than if the shareholder purchased a fixed number of shares on a monthly basis during the period. Of course, investing through the automatic investment plan does not assure a profit or protect against loss in declining markets. Additionally, since an automatic investment plan involves continuous investing regardless of price levels, an investor should consider his or her financial ability to continue purchases through periods of low price levels. An investor should also consider whether a single, large investment in Class B or Class C shares would qualify for Class A sales load reductions.

AUTOMATIC REDEMPTION PLAN--CLASS P SHARES. Investors in Class P shares may have UBS Financial Services Inc. redeem a portion of their shares in the PACE Program monthly or quarterly under the automatic redemption plan. Quarterly redemptions are made in March, June, September and December. The amount to be redeemed must be at least $500 per month or quarter. Purchases of additional shares of a fund concurrent with redemption are ordinarily disadvantageous to shareholders because of tax liabilities. For retirement plan shareholders, special limitations apply. For further information regarding the automatic redemption plan, shareholders should contact their Financial Advisors at UBS Financial Services Inc.

AUTOMATIC CASH WITHDRAWAL PLAN--CLASS A, CLASS B AND CLASS C SHARES. The automatic cash withdrawal plan allows investors to set up monthly, quarterly (March, June, September and December), semi-annual (June and December) or annual (December) withdrawals from their Family Funds accounts. Minimum balances and withdrawals vary according to the class of shares:

- Class A and Class C shares. Minimum value of fund shares is $5,000; minimum withdrawals of $100.

- Class B shares. Minimum value of fund shares is $10,000; minimum monthly, quarterly, and semi-annual and annual withdrawals of $100, $200, $300 and $400, respectively.

Withdrawals under the automatic cash withdrawal plan will not be subject to a deferred sales charge if the investor withdraws no more than 12% of the value of the fund account when the investor signed up for the Plan (for Class B shares, annually; for Class A and Class C shares, during the first year under the Plan). Shareholders who elect to receive dividends or other distributions in cash may not participate in this plan.


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An investor's participation in the automatic cash withdrawal plan will terminate automatically if the "Initial Account Balance" (a term that means the value of the fund account at the time the investor elects to participate in the automatic cash withdrawal plan), less aggregate redemptions made other than pursuant to the automatic cash withdrawal plan, is less than the minimum values specified above. Purchases of additional shares of a fund concurrent with withdrawals are ordinarily disadvantageous to shareholders because of tax liabilities and, for Class A shares, initial sales charges. On or about the 20th of a month for monthly, quarterly, semi-annual and annual plans, your financial advisor will arrange for redemption by the funds of sufficient fund shares to provide the withdrawal payments specified by participants in the funds' automatic cash withdrawal plan. The payments generally are mailed approximately five Business Days (defined below under "Valuation of Shares") after the redemption date. Withdrawal payments should not be considered dividends, but redemption proceeds. If periodic withdrawals continually exceed reinvested dividends and other distributions, a shareholder's investment may be correspondingly reduced. A shareholder may change the amount of the automatic cash withdrawal or terminate participation in the automatic cash withdrawal plan at any time without charge or penalty by written instructions with signatures guaranteed to your financial advisor or PFPC. Instructions to participate in the plan, change the withdrawal amount or terminate participation in the plan will not be effective until five days after written instructions with signatures guaranteed are received by PFPC. Shareholders may request the forms needed to establish an automatic cash withdrawal plan from their financial advisor or PFPC at 1-800-647 1568.

INDIVIDUAL RETIREMENT ACCOUNTS. Self-directed IRAs may be available through your financial advisor through which investments may be made in shares of the funds, as well as in other investments. The minimum initial investment in this IRA is $10,000. Investors considering establishing an IRA should review applicable tax laws and should consult their tax advisors.


Conversion of Class B shares


Class B shares of a fund will automatically convert to Class A shares of that fund, based on the relative net asset values per share of each class, as of the close of business on the first Business Day (as defined under "Valuation of shares") of the month in which the sixth, fourth, third or second anniversary (depending on the amount of shares purchased) of the initial issuance of those Class B shares. For the purpose of calculating the holding period required for conversion of Class B shares, the date of initial issuance means (1) the date on which the Class B shares were issued or (2) for Class B shares obtained through an exchange, or a series of exchanges, the date on which the original Class B shares were issued. For purposes of conversion to Class A shares, Class B shares purchased through the reinvestment of dividends and other distributions paid in respect of Class B shares will be held in a separate sub-account. Each time any Class B shares in the shareholder's regular account (other than those in the sub-account) convert to Class A shares, a pro rata portion of the Class B shares in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares converting to Class A shares bears to the shareholder's total Class B shares not acquired through dividends and other distributions.


Valuation of shares


Each fund determines its net asset value per share separately for each class of shares, normally as of the close of regular trading (usually 4:00 p.m., Eastern time) on the NYSE on each Monday through Friday


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when the NYSE is open. Prices will be calculated earlier when the NYSE closes early because trading has been halted for the day. Currently, the NYSE is closed on the observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Securities that are listed on exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on that day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange considered by a fund's investment advisor as the primary market. Securities traded in the over-the-counter market and listed on The Nasdaq Stock Market ("Nasdaq") normally are valued at the Nasdaq Official Closing Price ("NOCP"); other over-the-counter securities are valued at the last bid price available prior to valuation (other than short-term investments that mature in 60 days or less, which are valued as described further below).

Where market quotations are readily available, bonds held by the funds (other than UBS PACE Money Market Investments) are valued based upon market quotations, provided those quotations adequately reflect, in the judgment of a fund's investment advisor, the fair value of the securities. Where those market quotations are not readily available, bonds are valued based upon appraisals received from a pricing service using a computerized matrix system or based upon appraisals derived from information concerning the security or similar securities received from recognized dealers in those securities. The amortized cost method of valuation generally is used to value debt obligations with 60 days or less remaining until maturity, unless the board determines that this does not represent fair value.

It should be recognized that judgment often plays a greater role in valuing thinly traded securities and lower rated bonds than is the case with respect to securities for which a broader range of dealer quotations and last-sale information is available.

All investments quoted in foreign currency will be valued daily in US dollars on the basis of the foreign currency exchange rate prevailing at the time such valuation is determined by a fund's custodian. Foreign currency exchange rates are generally determined at the close of regular trading on the NYSE. Occasionally events affecting the value of foreign investments occur between the time at which they are determined and the close of trading on the NYSE, which events would not be reflected in the computation of a fund's net asset value on that day. If events materially affecting the value of such investments occur during such time period, the investments will be valued at their fair value as determined in good faith by or under the direction of the board. The foreign currency exchange transactions of the funds conducted on a spot (that is, cash) basis are valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market. Under normal market conditions this rate differs from the prevailing exchange rate by less than one-tenth of one percent due to the costs of converting from one currency to another.

Market value for securities may also include appraisals received from a pricing service using a computerized matrix system or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. Securities also may be valued based upon appraisals derived from information concerning the security or similar securities received from recognized dealers in those securities. All cash, receivables and current payables are carried at their face value. All other securities and other assets are valued at fair value as determined in good faith by or under the direction of the board.



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UBS PACE MONEY MARKET INVESTMENTS. UBS PACE Money Market Investments values its portfolio securities in accordance with the amortized cost method of valuation under Rule 2a-7 under the Investment Company Act. To use amortized cost to value its portfolio securities, the fund must adhere to certain conditions under that Rule relating to its investments. Amortized cost is an approximation of market value, whereby the difference between acquisition cost and value at maturity is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value. In the event that a large number of redemptions takes place at a time when interest rates have increased, the fund might have to sell portfolio securities prior to maturity and at a price that might not be as desirable as the value at maturity.


The board has established procedures for the purpose of maintaining a constant net asset value of $1.00 per share for UBS PACE Money Market Investments, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1%, the trustees will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. UBS PACE Money Market Investments will maintain a dollar weighted average portfolio maturity of 90 days or less and will not purchase any instrument with a remaining maturity greater than 397 calendar days (as calculated under Rule 2a-7) and except that securities subject to repurchase agreements may have maturities in excess of 397 calendar days. UBS PACE Money Market Investments will limit portfolio investments, including repurchase agreements, to those US dollar denominated instruments that are of high quality and that the trustees determine present minimal credit risks as advised by UBS Global AM and will comply with certain reporting and recordkeeping procedures. There is no assurance that constant net asset value per share will be maintained. In the event amortized cost ceases to represent fair value, the board will take appropriate action.

Taxes

BACKUP WITHHOLDING. Each fund is required to withhold at a rate which is currently 28% of all taxable dividends, capital gain distributions and redemption proceeds payable to individuals and certain other non-corporate shareholders who do not provide the fund or UBS Global AM or the applicable dealer with a correct taxpayer identification number that is certified under penalties of perjury. Withholding at that rate also is required from taxable dividends and capital gain distributions payable to those shareholders who otherwise are subject to backup withholding or who fail to certify that they are not subject to backup withholding.

SALE OR EXCHANGE OF FUND SHARES. A shareholder's sale (redemption) of fund shares will generally result in a taxable gain or loss, depending on whether the shareholder receives more or less than his or her adjusted basis in the shares. An exchange of the fund's shares for shares of another Family Fund generally will have similar tax consequences. In addition, if a fund's shares are bought within 30 days before or after selling other shares of the fund at a loss, all or a portion of that loss will not be deductible and will increase the basis in the newly purchased shares. Assuming that UBS PACE Money Market Investments consistently maintains a stable NAV of $1.00 per share, then a shareholder will not recognize taxable gain or loss when selling or redeeming shares of the fund.


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SPECIAL RULE FOR CLASS A SHAREHOLDERS. A special tax rule applies when a shareholder sells or exchanges Class A shares within 90 days of purchase and subsequently acquires Class A shares of the same or another Family Fund without paying a sales charge due to the 365-day reinstatement privilege or the exchange privilege. In these cases, any gain on the sale or exchange of the original Class A shares would be increased, or any loss would be decreased, by the amount of the sales charge paid when those shares were bought, and that amount would increase the basis of the Family Funds shares subsequently acquired.

CONVERSION OF CLASS B SHARES. A shareholder will recognize no gain or loss as a result of a conversion from Class B shares to Class A shares.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each fund intends to continue to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code. To so qualify, a fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of taxable net investment income, net short-term capital gain and, for some funds, net gain from certain foreign currency transactions). (UBS PACE Municipal Fixed Income Investments must distribute to its shareholders for each taxable year at least 90% of the sum of its investment company taxable income (consisting generally of taxable net investment income and net short-term capital gain, if any, determined without regard to any deduction for dividends paid) and its net interest income excludable from gross income under section 103(a) of the Internal Revenue Code.) In addition to this requirement ("Distribution Requirement"), each fund must meet several additional requirements, including the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, income from certain publicly traded partnerships, or other income (including gains from options, futures or forward currency contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, US government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than US government securities or the securities of other RICs) of any one issuer or in two or more controlled issuers in the same or similar or related trades or businesses or in the securities of certain publicly traded partnerships.

To the extent that UBS PACE Alternative Strategies Investments derives gross income from certain derivatives related to commodities or commodities indices, such income is generally expected to not satisfy the Income Requirement for RICs discussed above. This will limit the fund's ability to engage in such investments and could possibly affect the fund's ability to qualify as a RIC.

UBS PACE Alternative Strategies Investments (and certain other funds) may also invest in foreign currencies and/or derivatives on foreign currencies. The Treasury has regulatory authority to exclude from qualifying income foreign currency gains that are not directly related to a company's principal business of investing in stocks or securities. The issuance of such regulations could therefore limit a fund's ability to engage in transactions in foreign currencies and derivatives in foreign currencies that are not related to other investments. Although it is anticipated that any such regulations would be applied on a prospective basis, it is possible that any issued regulations could be applied retroactively. In such an event, it is also possible that the issuance of any such regulations on a retroactive basis could cause UBS PACE Alternative Strategies Investments to not qualify as a RIC for prior periods.




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By qualifying for treatment as a RIC, a fund (but not its shareholders) will be relieved of federal income tax on the amount of its investment company taxable income and net capital gain that it distributes to shareholders. If a fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions, including distributions that otherwise would be "exempt-interest dividends" (as described below under "Taxes--Information about UBS PACE Municipal Fixed Income Investments") and distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), as taxable dividends (that is, ordinary income) to the extent of the fund's current or accumulated earnings and profits. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

OTHER INFORMATION. Dividends and other distributions a fund declares in October, November or December of any year that are payable to its shareholders of record on a date in any of those months will be deemed to have been paid by the fund and received by the shareholders on December 31 of that year if the fund pays the distributions during the following January.

Distributions of net investment income received by a fund from investments in debt securities and any net realized short-term capital gains distributed by a fund will be taxable to shareholders as ordinary income (other than interest on tax-exempt municipal obligations held by UBS PACE Municipal Fixed Income Investments) and will not be eligible for the dividends-received deduction for corporations.

Each fund intends to distribute to shareholders any excess of net long-term capital gain over net short-term capital loss ("net capital gain") for each taxable year. Such gain is designated and distributed as a capital gain dividend and is taxable to shareholders as gain from the sale or exchange of a capital asset held for more than one year, regardless of the length of time a shareholder has held his or her fund shares and regardless of whether the distribution is paid in cash or reinvested in shares. Each of the funds expects that capital gain dividends will be taxable to sharesholders as long-term gain. Capital gain dividends are not eligible for the dividends-received deduction for corporations. Due to the investment strategies of UBS PACE Money Market Investments, that fund will not typically derive net long-term capital gains.

A portion of the dividends (whether paid in cash or in additional fund shares) from the investment company taxable income of a fund that invests in equity securities of corporations may be eligible for the dividends-received deduction allowed to corporations if the corporation satisfies a holding period requirement. The eligible portion for a fund may not exceed the aggregate qualifying dividends it receives from US corporations (and capital gain distributions thus are not eligible for the deduction). However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax.

Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and on certain qualifying dividend income. The rate reductions do not apply to corporate taxpayers or a foreign shareholder. Each fund will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the fund that would be eligible for the lower maximum rate. A shareholder would also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions derived from interest income will generally not qualify for the lower rates. Because many companies in which funds invest do not pay significant dividends on their stock, a fund will not generally derive significant amounts of qualifying dividend income that would be eligible for the lower rate on qualifying dividends.


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If fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received thereon. Investors also should be aware that if shares are purchased shortly before the record date for a taxable dividend or capital gain distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

Each fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year 98% of all of its ordinary income for the calendar year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

Dividends and interest received, and gains realized, by a fund on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and US possessions (collectively "foreign taxes") that would reduce the return on its securities. Tax conventions between certain countries and the United States, however, may reduce or eliminate foreign taxes, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

INTERNATIONAL FUNDS. If more than 50% of the value of a fund's total assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to certain foreign taxes it paid. UBS PACE International Equity Investments and UBS PACE International Emerging Markets Equity Investments are the only funds that are likely to satisfy this requirement. Pursuant to the election, the fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by him or her, his or her proportionate share of those taxes, (2) would be required to treat his or her share of those taxes and of any dividend paid by the fund that represents income from foreign or US possessions sources as his or her own income from those sources and (3) could either deduct the foreign taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his or her federal income tax. The amount of the foreign tax credit that is available may be limited if the shareholder does not satisfy certain holding period requirements to the extent that dividends from a foreign corporation qualify for the lower tax rate on "qualifying dividends." A fund will report to its shareholders shortly after each taxable year their respective shares of foreign taxes paid to, and the income from sources within, foreign countries and US possessions if it makes this election. Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the extremely complicated foreign tax credit limitation, in which event they would be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

PASSIVE FOREIGN INVESTMENT COMPANIES. Each fund may invest in the stock of "passive foreign investment companies" ("PFICs") if that stock is a permissible investment. A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain from disposition of that stock (collectively "PFIC income"), plus interest thereon, even if the fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.


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If a fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the fund will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain (which it may have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax), even if the QEF does not distribute those earnings and gain to the fund. In most instances it will be very difficult, if not impossible, to make this election because of certain of its requirements.


Each fund may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC's stock over a fund's adjusted basis therein as of the end of that year. Pursuant to the election, a fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included by the fund for prior taxable years under the election. A fund's adjusted basis in each PFIC's stock with respect to which it has made this election will be adjusted to reflect the amounts of income included and deductions taken thereunder.


Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject each fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock. Note that distributions from a PFIC are not eligible for the reduced rate of tax on "qualifying dividends."

HEDGING TRANSACTIONS. The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward currency contracts a fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement provided, however, that the Treasury has regulatory authority to exclude certain foreign currency gains from qualifying income.

Certain futures, foreign currency contracts and listed nonequity options (such as those on a securities index) in which a fund may invest may be subject to section 1256 of the Code ("section 1256 contracts"). Any section 1256 contracts a fund holds at the end of each taxable year generally must be "marked-to-market" (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to the shareholders as ordinary income, and to increase the net capital gain a fund recognizes, without in either case increasing the cash available to the fund. A fund may elect not to have the foregoing rules apply to any "mixed straddle" (that is, a straddle, clearly identified by the fund in accordance with the regulations, at least one (but not all) of the positions of which are section 1256 contracts), although


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doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends that must be distributed.

Gains or losses (1) from the disposition of foreign currencies, including forward currency contracts, (2) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security and (3) that are attributable to exchange rate fluctuations between the time a fund accrues interest, dividends or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains, referred to under the Code as "section 988" gains or losses, will increase or decrease the amount of a fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of its net capital gain. If section 988 losses exceed other investment company taxable income during a taxable year, a fund would not be able to distribute any dividends, and any distributions made during that year before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as a dividend, thereby reducing each shareholder's basis in his or her fund shares.

Offsetting positions in any actively traded security, option, futures or forward currency contract entered into or held by a fund may constitute a "straddle" for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character and timing of a fund's gains and losses with respect to positions of the straddle by requiring, among other things, that (1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the fund's holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain) and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. Different elections are available to the funds, which may mitigate the effects of the straddle rules, particularly with respect to "mixed straddles" (I.E., a straddle of which at least one, but not all, positions are section 1256 contracts).

When a covered call option written (sold) by a fund expires, the fund will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by a fund is exercised, the fund will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the underlying security's basis.

Under the recently enacted tax law, certain hedging activities may cause a dividend that would otherwise be subject to the lower tax applicable to a "qualifying dividend," to instead be taxed at the rate of tax applicable to ordinary income.

CONSTRUCTIVE SALES. If a fund has an "appreciated financial position"--generally, an interest (including an interest through an option, futures or forward currency contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of


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which exceeds its adjusted basis -- and enters into a "constructive sale" of the position, the fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward currency contract entered into by a fund or a related person with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to a fund's transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the fund holds the appreciated financial position unhedged for 60 days after that closing (I.E., at no time during that 60-day period is the fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

ORIGINAL ISSUE DISCOUNT AND MARKET DISCOUNT. A fund that acquires zero coupon or other securities issued with original issue discount ("OID") and/or Treasury inflation-indexed securities ("TIIS"), on which principal is adjusted based on changes in the Consumer Price Index, must include in its gross income the OID that accrues on those securities, and the amount of any principal increases on TIIS, during the taxable year, even if the fund receives no corresponding payment on them during the year. Similarly, a fund that invests in payment-in-kind ("PIK") securities must include in its gross income securities it receives as "interest" on those securities.

Each fund has elected similar treatment with respect to securities purchased at a discount from their face value ("market discount"). Because a fund annually must distribute substantially all of its investment company taxable income, including any accrued OID, market discount and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would have to be made from the fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. The fund might realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

CONCLUSION. The foregoing is only a general summary of some of the important federal tax considerations generally affecting the funds and their shareholders. No attempt is made to present a complete explanation of the federal tax treatment of the funds' activities, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisors for detailed information and for information regarding any state, local or foreign taxes applicable to the funds and to dividends and other distributions therefrom.

OTHER TAXATION. The foregoing discussion relates only to US Federal income tax law as applicable to US persons as determined under the Internal Revenue Code. Distributions by a fund and dispositions of fund shares also may be subject to other state and local taxes, and their treatment under state and local income tax laws may differ from the US Federal income tax treatment. Shareholders should consult their tax advisers with respect to particular questions of US Federal, state and local taxation. Shareholders who are not US persons should consult their tax advisers regarding US and foreign tax consequences of ownership of shares of the fund, including the likelihood that distributions to them would be subject to withholding of US Federal income tax at a rate of 30% (or at a lower rate under a tax treaty). Distributions to non-residents of short-term capital gains and interest income are expected to be subject to withholding tax because certain detailed information necessary for an exemption is not


                                                                            209

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maintained or expected to be available. UBS PACE Real Estate Securities
Investments will generally withhold 30% of distributions to shareholders who are not US persons and who do not own more than 5% of the shares of the fund. If a non-US person owns greater than 5% of the fund shares, distributions will generally be subject to 35% withholding and such person will also generally have to file a US tax return and may be subject to other taxes.

Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

INFORMATION ABOUT UBS PACE MUNICIPAL FIXED INCOME INVESTMENTS. Dividends paid by UBS PACE Municipal Fixed Income Investments will qualify as "exempt-interest dividends," and thus will be excludable from gross income for federal income tax purposes by its shareholders, if the fund satisfies the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under section 103(a); the fund intends to continue to satisfy this requirement. However, all shareholders required to file a federal income tax return are required to report the receipt of exempt-interest dividends and other tax-exempt interest on their returns. Moreover, while such dividendes and interest are exempt from regular federal income tax, they may be subject to alternative minimum tax in two circumstances. First, exempt-interest dividends derived from certain "private activity" bonds issued after August 7, 1986 will generally constitute an item of tax preference for both corporate and non-corporate taxpayers. Second, exempt-interest dividends derived from all bonds, regardless of the date of issue, must be taken into account by corporate taxpayers in determining the amount of certain adjustments for alternative minimum tax purposes. The aggregate dividends designated as exempt-interest dividends for any year by the fund may not exceed its net tax-exempt income for the year. Shareholders' treatment of dividends from the fund under foreign, state and local income tax laws may differ from the treatment thereof under the Internal Revenue Code. Investors should consult their tax advisors concerning this matter.


Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by IDBs or PABs should consult their tax advisors before purchasing fund shares because, for users of certain of these facilities, the interest on those bonds is not exempt from federal income tax. For these purposes, "substantial user" is defined to include a "non-exempt person" who regularly uses in a trade or business a part of a facility financed from the proceeds of IDBs or PABs.

Up to 85% of social security and railroad retirement benefits may be included in taxable income for recipients whose adjusted gross income (including income from tax-exempt sources such as the fund) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends from the fund still would be exempt from regular federal income taxes to the extent described above; they would only be included in the calculation of whether a recipient's income exceeded the established amounts.

If fund shares are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received on those shares, and any loss not disallowed will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received thereon. Investors also should be aware that if shares are purchased shortly before the record date for a capital gain distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

If the fund invests in instruments that generate taxable interest income, under the circumstances described in the Prospectus and in the discussion of municipal market discount bonds below, the portion


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

of any fund dividend attributable to such taxable interest income will be taxable to the fund's shareholders as ordinary income to the extent of its current and accumulated earnings and profits, and only the remaining portion will qualify as an exempt-interest dividend. The respective portions will be determined by the "actual earned" method, under which the portion of any dividend that qualifies as an exempt-interest dividend may vary, depending on the relative proportions of tax-exempt and taxable interest earned during the dividend period. Moreover, if the fund realizes capital gain as a result of market transactions, any distributions of the gain will be taxable to its shareholders.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of the fund generally is not deductible for federal income tax purposes if the fund distributes exempt-interest dividends during the shareholder's taxable year.

The fund may invest in municipal bonds that are purchased, generally not on their original issue, with market discount (that is, at a price less than the principal amount of the bond or, in the case of a bond that was issued with original issue discount, a price less than the amount of the issue price plus accrued original issue discount) ("municipal market discount bonds"). If a bond's market discount is less that the product of (1) 0.25% of the redemption price at maturity times (2) the number of complete years to maturity after the fund acquired the bond, then no market discount is considered to exist. Gain on the disposition of a municipal market discount bond purchased by the fund after April 30, 1993 (other than a bond with a fixed maturity date within one year from its issuance), generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond's accrued market discount at the time of disposition. Market discount on such a bond generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity. In lieu of treating the disposition gain as above, the fund may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.


Other information


DELAWARE STATUTORY TRUST. The Trust is an entity of the type commonly known as a Delaware statutory trust. Although Delaware law statutorily limits the potential liabilities of a Delaware statutory trust's shareholders to the same extent as it limits the potential liabilities of a Delaware corporation, shareholders of a fund could, under certain conflicts of laws jurisprudence in various states, be held personally liable for the obligations of the Trust or a fund. However, the trust instrument of the Trust disclaims shareholder liability for acts or obligations of the Trust or its series (the funds). The trust instrument provides for indemnification from a fund's property for all losses and expenses of any fund shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations, a possibility that UBS Global AM believes is remote and not material. Upon payment of any liability incurred by a shareholder solely by reason of being or having been a shareholder of a fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the fund. The trustees intend to conduct the operations of the funds in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the funds.

CLASSES OF SHARES. Each fund (other than UBS PACE Money Market Investments and UBS PACE Real Estate Securities Investments) consists of Class A, Class B, Class C, Class P and Class Y shares. Class B shares include Sub-Class B-1, Sub-Class B-2, Sub-Class B-3 and Sub-Class B-4 shares. UBS PACE Money


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Market Investments consists of Class P shares. UBS PACE Real Estate
Securities Investments consists of Class A, Class C, Class Y and Class P shares. A share of each class of a fund represents an identical interest in that fund's investment portfolio and has the same rights, privileges and preferences. However, each class may differ with respect to sales charges, if any, distribution and/or service fees, if any, other expenses allocable exclusively to each class, voting rights on matters exclusively affecting that class, and its exchange privilege, if any. The different sales charges and expenses applicable to the different classes of shares of the funds will affect the performance of those classes. Each share of a fund is entitled to participate equally in dividends, other distributions and the proceeds of any liquidation of that fund. However, due to the differing expenses of the classes, dividends and liquidation proceeds on Class A, Class B, Class C, Class P and Class Y shares will differ.

VOTING RIGHTS. Shareholders of each fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, as a result, the holders of more than 50% of all the shares of the Trust may elect all of the trustees of the Trust. The shares of a fund will be voted together, except that only the shareholders of a particular class of a fund may vote on matters affecting only that class, such as the terms of a Rule 12b-1 Plan as it relates to the class. The shares of each series of the Trust will be voted separately, except when an aggregate vote of all the series of the Trust is required by law.

The Trust does not hold annual meetings. Shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called to vote on the removal of a trustee at the written request of holders of 10% of the outstanding shares of the Trust.

CLASS-SPECIFIC EXPENSES. Each fund may determine to allocate certain of its expenses (in addition to service and distribution fees) to the specific classes of its shares to which those expenses are attributable. For example, Class B and Class C shares bear higher transfer agency fees per shareholder account than those borne by Class A, Class P or Class Y shares. The higher fee is imposed due to the higher costs incurred by the transfer agent in tracking shares subject to a deferred sales charge because, upon redemption, the duration of the shareholder's investment must be determined in order to determine the applicable charge. Although the transfer agency fee will differ on a per account basis as stated above, the specific extent to which the transfer agency fees will differ between the classes as a percentage of net assets is not certain, because the fee as a percentage of net assets will be affected by the number of shareholder accounts in each class and the relative amounts of net assets in each class.

PRIOR NAMES. Prior to April 8, 2002, the Trust was known as "PaineWebber PACE Select Advisors Trust" and the funds were known as "PACE Money Market Investments," "PACE Government Securities Fixed Income Investments," "PACE Intermediate Fixed Income Investments," "PACE Strategic Fixed Income Investments," "PACE Municipal Fixed Income Investments," "PACE Global Fixed Income Investments," "PACE Large Company Value Equity Investments," "PACE Large Company Growth Equity Investments," "PACE Small/Medium Company Value Equity Investments," "PACE Small/Medium Company Growth Equity Investments," "PACE International Equity Investments," and "PACE International Emerging Markets Equity Investments." Prior to December 1, 1997, the Trust was known as "Managed Accounts Services Portfolio Trust."

CUSTODIAN AND RECORDKEEPING AGENT; TRANSFER AND DIVIDEND AGENT. State Street Bank and Trust Company, located at 2 Avenue de Lafayette, Boston, MA 02206-5501, serves as custodian and recordkeeping agent for each fund and employs foreign sub-custodians in accordance with applicable requirements under the Investment Company Act to provide custody of the funds' foreign assets. PFPC,


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a subsidiary of PNC Bank, N.A., P.O. Box 9786, Providence, RI 02940, serves as each fund's transfer and dividend disbursing agent.

UBS Financial Services Inc. provides transfer agency related services to the funds pursuant to a delegation of authority from PFPC and is compensated for the services by PFPC, not the funds.

COUNSEL. The law firm of Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006-2401, serves as counsel to the Trust. Dechert LLP also has acted as counsel to UBS Global AM in connection with other matters. Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, NY 10019, serves as independent counsel to the Independent Trustees.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. Ernst & Young LLP, Five Times Square, New York, NY 10036, serves as independent registered public accounting firm for each series of the Trust.


Financial statements


The Trust's Annual Report to Shareholders for its fiscal year ended July 31, 2006 is a separate document, and the financial statements, accompanying notes and report of Ernst & Young LLP, independent registered public accounting firm, appearing therein are incorporated by this reference into the SAI.


                                                                            213
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Appendix
Ratings Information

DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking in the lower end of that generic rating category.

DESCRIPTION OF S&P CORPORATE DEBT RATINGS

AAA. An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong,

AA. An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A. An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB. An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, C. Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB. An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B. An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC. An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC. An obligation rated CC is currently highly vulnerable to nonpayment.

C. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D. An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r. This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular obligation as a matter of policy.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS

PRIME-1. Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:
Leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2. Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3. Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME. Issuers rated Not Prime do not fall within any of the Prime rating categories.

DESCRIPTION OF S&P COMMERCIAL PAPER RATINGS

A-1. A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2. A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3. A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B. A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments on the obligation.

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C. A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

D. A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

DESCRIPTION OF MOODY'S MUNICIPAL BOND RATINGS

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest;

Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

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C. Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking in the lower end of that generic rating category.

DESCRIPTION OF S&P MUNICIPAL DEBT RATINGS

AAA. An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA. An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong,

A. An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB. An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, C, D. Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB. An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B. An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC. An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC. An obligation rated CC is currently highly vulnerable to nonpayment.

C. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D. An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless

S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

c The 'c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

p The letter 'p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

* Continuance of the ratings is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r The 'r' highlights derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an 'r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R. Not rated.

DESCRIPTION OF MOODY'S RATINGS OF SHORT-TERM OBLIGATIONS

There are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels--MIG 1 through MIG-3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g. Aaa/NR or NR/VMIG 1.

MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.


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MIG-1/VMIG-1. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG-2/VMIG-2. This designation denotes strong credit quality. Margins of protection are ample, although not so large as in the preceding group.

MIG-3/VMIG-3. This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

SG. This designation denotes speculative-grade credit quality. Debt Instruments in this category may lack sufficient margins of protection.

DESCRIPTION OF S&P'S RATINGS OF STATE AND MUNICIPAL NOTES AND OTHER SHORT-TERM
LOANS:

A S&P note rating reflects the liquidity factors and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making the assessment.

-- Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

-- Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

SP-1. Strong capacity to pay principal and interest. An issue determined to possess very strong capacity to pay debt service is given a plus (+) designation.

SP-2. Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3. Speculative capacity to pay principal and interest.

DESCRIPTION OF SHORT-TERM DEBT COMMERCIAL PAPER RATINGS

Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1. Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:
Leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2. Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3. Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME. Issuers rated Not Prime do not fall within any of the Prime rating categories.

Commercial paper rated by S&P have the following characteristics:

A-1. A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2. A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3. A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B. A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments on the obligation.

C. A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

D. A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


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


UBS PACE(SM) Select Advisors Trust
Statement of Additional Information
November 30, 2006



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